PROSPECTUS	MAY 1, 2005

AMERICAN SKANDIA TRUST

One Corporate Drive, Shelton, Connecticut 06484

American Skandia Trust (the “Trust”) is an investment company made up of 37 separate portfolios (“Portfolios”). This Prospectus discusses the following 7 Portfolios:

AST William Blair International Growth Portfolio

AST Small-Cap Growth Portfolio

AST Neuberger Berman Mid-Cap Value Portfolio

AST Alger All-Cap Growth Portfolio

AST Goldman Sachs Concentrated Growth Portfolio

AST Hotchkis & Wiley Large-Cap Value Portfolio

AST T. Rowe Price Global Bond Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Trust is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Trust received an order from the Securities and Exchange Commission permitting its Investment Managers, subject to approval by its Board of Trustees, to change sub-advisors of each Portfolio without shareholder approval. For more information, please see this Prospectus under “Management of the Trust.”

Caption
3	RISK/RETURN SUMMARY
7	PAST PERFORMANCE
11	FEES AND EXPENSES OF THE PORTFOLIOS:
13	INVESTMENT OBJECTIVES AND POLICIES:
13	AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO:
14	AST SMALL-CAP GROWTH PORTFOLIO:
16	AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO:
17	AST ALGER ALL-CAP GROWTH PORTFOLIO:
18	AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO:
19	AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO:
19	AST T. ROWE PRICE GLOBAL BOND PORTFOLIO:
22	PORTFOLIO TURNOVER:
22	NET ASSET VALUE:
22	PURCHASE AND REDEMPTION OF SHARES:
23	MANAGEMENT OF THE TRUST:
29	TAX MATTERS:
30	CERTAIN RISK FACTORS AND INVESTMENT METHODS:

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RISK/RETURN SUMMARY

American Skandia Trust (the “Trust”) is comprised of thirty-seven investment portfolios (the “Portfolios”) seven of which are discussed in this prospectus. The Portfolios are designed to provide a wide range of investment options. Each Portfolio has its own investment goal and style (and, as a result, its own level of risk). Some of the Portfolios offer potential for high returns with correspondingly higher risk, while others offer stable returns with relatively less risk. It is possible to lose money when investing even in the most conservative of the Portfolios. Investments in the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

It is not possible to provide an exact measure of the risk to which a Portfolio is subject, and a Portfolio’s risk will vary based on the securities that it holds at a given time. Nonetheless, based on each Portfolio’s investment style and the risks typically associated with that style, it is possible to assess in a general manner the risks to which a Portfolio will be subject. The following discussion highlights the investment strategies and risks of each Portfolio. Additional information about each Portfolio’s potential investments and its risks is included in this Prospectus under “Investment Objectives and Policies.”

International and Global Portfolios:

Portfolio:	Investment Goal:	Primary Investments:
William Blair International Growth	Long-term capital growth	The Portfolio invests primarily in equity securities of foreign companies.

Principal Investment Strategies:

The AST William Blair International Growth Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests primarily in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The Portfolio invests primarily in companies selected for their growth potential. The Sub-advisor generally takes a “bottom up” approach to choosing investments for the Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure.

Principal Risks:

•       The international and global portfolios are equity funds, and the primary risk of each is that the value of the stocks they hold will decline. Stocks can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally. Accordingly, loss of money is a risk of investing in each of these funds.

•       The level of risk of the international portfolios will generally be higher than the level of risk associated with domestic equity funds. Foreign investments involve risks such as fluctuations in currency exchange rates, less liquid and more volatile securities markets, unstable political and economic structures, reduced availability of information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers. While the AST William Blair International Growth Portfolio does not invest primarily in companies located in developing countries, it may invest in those companies to some degree, and the risks of foreign investment may be accentuated by investment in developing countries.

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Capital Growth Portfolios:

Portfolio:	Investment Goal:	Primary Investments:
Small-Cap Growth	Capital growth	The Portfolio invests primarily in common stocks of small capitalization companies.
Neuberger Berman Mid-Cap Value	Capital growth	The Portfolio invests primarily in common stocks of medium capitalization companies.
Alger All-Cap Growth	Long-term capital growth	The Portfolio invests primarily in common and preferred stocks.
Goldman Sachs Concentrated Growth	Capital growth	The Portfolio invests primarily in equity securities.
Hotchkis & Wiley Large-Cap Value	Current income and long-term growth of income, as well as capital appreciation	The Portfolio invests at least 80% of its net assets plus borrowings for investment purposes in common stocks of large cap U.S. companies.

Principal Investment Strategies:

The AST Small-Cap Growth Portfolio (formerly, the AST State Street Research Small-Cap Growth Portfolio) will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. For purposes of the Portfolio, small-sized companies are those that have market capitalizations similar to the market capitalizations of the companies in the Russell 2000® Growth Index at the time of the Portfolio’s investment. The Sub-advisor expects to focus primarily on those securities whose market capitalizations or annual revenues are less than $1 billion at the time of purchase. The size of the companies in the Russell 2000® Growth Index and those on which the Sub-advisor intends to focus the Portfolio’s investments will change with market conditions. As of December 31, 2004, the average market capitalization of the companies in the Russell 2000® Growth Index was $522 million and the median market capitalization was $1.03 billion. The size of the companies in the Russell 2000® Growth Index will change with market conditions. The Sub-Advisor uses its own fundamental research, computer models and proprietary measures of growth in determining which stocks to select for the Portfolio. The Sub-Advisor’s investment strategy seeks to identify stocks of companies which have strong business momentum, earnings growth, superior management teams as well as stocks of those companies whose earnings growth potential may not be currently recognized by the market and whose stock may be considered to be underpriced using various financial measurements employed by the Sub-advisor, such as price-to-earnings ratios.

The AST Neuberger Berman Mid-Cap Value Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. Companies with equity market capitalizations that fall within the range of the Russell Midcap® Index at the time of investment are considered mid-cap companies for purposes of the Portfolio. As of December 31, 2004, the average market capitalization of the companies in the Russell MidCap® Index was $7.38 billion and the median market capitalization was $3.68 billion. Some of the Portfolio’s assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Portfolio seeks to reduce risk by diversifying among many companies and industries.

Under the Portfolio’s value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are undervalued and that may rise in price when other investors realize their worth. Factors that the Sub-advisor may use to identify these companies include strong fundamentals, such as a low price-to-earnings ratio, consistent cash flow, and a sound track record through all phases of the market cycle. The Sub-advisor may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Sub-advisor generally considers selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

The AST Alger All-Cap Growth Portfolio invests primarily in equity securities, such as common or preferred stocks, that are listed on U.S. exchanges or in the over-the-counter market. The Portfolio may invest in the equity securities of companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-advisor’s assessment of particular companies and market conditions.

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The Portfolio invests primarily in growth stocks. The Sub-advisor believes that these stocks are those of two types of companies:

•       High Unit Volume Growth Companies. These are vital creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

•  Positive Life Cycle Change Companies. These are companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management, products or technologies, restructurings or reorganizations, or mergers and acquisitions.

The AST Goldman Sachs Concentrated Growth Portfolio will pursue its objective by investing primarily in equity securities. Equities securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. Investments will be in companies that the Sub-advisor believes have potential to achieve capital appreciation over the long-term. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Sub-adviser to be positioned for long-term growth.

The AST Hotchkis & Wiley Large-Cap Value Portfolio seeks to achieve its objective by investing at least 80% of its net assets plus borrowings for investment purposes in common stocks of large cap U.S. companies. The Sub-advisor considers large cap companies to be those with market capitalizations like those found in the Russell 1000 Index. Market capitalization range of the Index changes constantly, but as of December 31, 2004, the range was from $385.2 billion to $495 million. Market capitalization is measured at the time of initial purchase. Some of these securities may be acquired in IPOs. Normally, the Portfolio invests at least 80% of its net assets in stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases.

Principal Risks:

•       All of the capital growth portfolios are equity funds, and the primary risk of each is that the value of the stocks they hold will decline. Stocks can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally. These declines can be substantial. Accordingly, loss of money is a risk of investing in each of these Portfolios.

•       The risk to which the capital growth portfolios are subject depends in part on the size of the companies in which the particular portfolio invests. Securities of smaller companies tend to be subject to more abrupt and erratic price movements than securities of larger companies, in part because they may have limited product lines, markets, or financial resources. Market capitalization, which is the total market value of a company’s outstanding stock, is often used to classify companies based on size. Therefore, the AST Small-Cap Growth Portfolio, can be expected to be subject to the highest of risk relative to the other capital growth funds. The AST Neuberger Berman Mid-Cap Value Portfolio can be expected to be subject to somewhat less risk, and the AST Goldman Sachs Concentrated Growth Portfolio, and the AST Hotchkis & Wiley Large-Cap Value Portfolio, to somewhat less risk than the mid-cap funds. The AST Alger All-Cap Growth Portfolio may invest in equity securities of companies without regard to capitalization, and may include large and small companies at the same time.

•       The AST Small-Cap Growth Portfolio, the AST Alger All-Cap Growth Portfolio, and the AST Goldman Sachs Concentrated Growth Portfolio take a growth approach to investing, while the AST Neuberger Berman Mid-Cap Value Portfolio, and the AST Hotchkis & Wiley Large-Cap Value Portfolio generally take a value approach. Value stocks are believed to be selling at prices lower than what they are actually worth, while growth stocks are those of companies that are expected to grow at above-average rates. A portfolio investing primarily in growth stocks will tend to be subject to more risk than a value fund, although this will not always be the case. Value stocks are subject to the risks that the market may not recognize the stock’s actual value or that the market actually valued the stock appropriately.

•       The AST Goldman Sachs Concentrated Growth Portfolio is a non-diversified fund in that it may hold larger positions in a smaller number of securities. As a result, a single security’s increase or decrease in value may have a greater impact on the Portfolio’s share price and total return.

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Fixed Income Portfolios:

Portfolio:	Investment Goal:	Primary Investments:
T. Rowe Price Global Bond	High current income and capital growth	The Portfolio invests in high-quality foreign and U.S. dollar-denominated bonds.

Principal Investment Strategies:

The AST T. Rowe Price Global Bond Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities. The Portfolio will invest in all types of bonds including those issued or guaranteed by the U.S. or foreign governments or their agencies and by foreign authorities, provinces and municipalities as well as investment grade corporate bonds, mortgage and asset-backed securities and high-yield bonds of U.S. and foreign issuers. The Portfolio seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The Sub-advisor bases its investment decisions on fundamental market factors, currency trends, and credit quality. The Portfolio generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the Sub-advisor believes that the currency risk can be minimized through hedging.

Although the Portfolio expects to maintain an intermediate-to-long weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities. The Portfolio may and frequently does engage in foreign currency transactions such as forward foreign currency exchange contracts, hedging its foreign currency exposure back to the dollar or against other foreign currencies (“cross-hedging”). The Sub-advisor also attempts to reduce currency risks through diversification among foreign securities and active management of maturities and currency exposures.

The Portfolio may also invest up to 20% of its assets in the aggregate in below investment-grade, high-risk bonds (“junk bonds”) and emerging market bonds. Some emerging market bonds, such as Brady Bonds, may be denominated in U.S. dollars. In addition, the Portfolio may invest up to 30% of its assets in mortgage-related (including mortgage dollar rolls and derivatives, such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.

Principal Risks:

•       The risk of a fund or portfolio investing primarily in fixed income securities is determined largely by the quality and maturity characteristics of its portfolio securities. Lower-quality fixed income securities are subject to greater risk that the company may fail to make interest and principal payments on the securities when due. Fixed income securities with longer maturities (or durations) are generally subject to greater risk than securities with shorter maturities, in that their values will fluctuate more in response to changes in market interest rates. Accordingly, loss of money is a risk of investing in each of these funds.

•       While the AST T. Rowe Price Global Bond Portfolio invests primarily in high-quality fixed income securities, its substantial investments in foreign fixed income securities and relatively long average maturity will tend to increase its level of risk. Like foreign equity investments, foreign fixed income investments involve risks such as fluctuations in currency exchange rates, unstable political and economic structures, lack of liquidity, reduced availability of information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers. The AST T. Rowe Price Global Bond Portfolio can invest to some degree in securities of issuers in developing countries and in lower-quality fixed income securities, and the risks of the Portfolio may be accentuated by these holdings. The mortgage-related and asset-backed securities could subject the Portfolio to increased volatility in the event of interest rate changes, which could cause prepayments to increase, and the value of the securities to decrease.

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PAST PERFORMANCE

The bar charts show the performance of each Portfolio for each full calendar year the Portfolio has been in operation. The tables below each bar chart show each such Portfolio’s best and worst quarters during the periods included in the bar chart, as well as average annual total returns for each Portfolio for one, five, and ten years (or since inception, if shorter). This information provides some indication of each Portfolio’s risks by showing changes in performance from year to year and by comparing the Portfolio’s performance with that of a broad-based securities index. The performance figures do not reflect any charges associated with the variable insurance contracts through which Portfolio shares are purchased; the performance figures would be lower if they did. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how a Portfolio will perform in the future.

AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO*

Best Quarter	Worst Quarter
Up 59.16%, 4th quarter 1999	Down 21.19%, 3rd quarter 2001

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Morgan Stanley Capital International (MSCI) EAFE Index
1 year	16.15%	20.25%
5 years	-6.96%	-1.13%
Since inception (1/2/97)	7.30%	4.89%

*                    Prior to November 11, 2002, the AST William Blair International Growth Portfolio was known as the AST Janus Overseas Growth Portfolio, and Janus Capital Management LLC served as Sub-advisor to the Portfolio.

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AST SMALL-CAP GROWTH PORTFOLIO*

Best Quarter	Worst Quarter
Up 79.79%, 4th quarter 1999	Down 31.21%, 4th quarter 2000

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 2000 Index**	Index: Russell 2000 Growth Index
1 year	-6.94%	10.87%	18.33%	14.31%
5 years	-15.54%	-2.30%	6.61%	-3.57%
10 years	6.15%	12.07%	11.54%	7.12%

*       Between February 1, 2005 and April 30, 2005, the Portfolio’s Sub-advisor was BlackRock Advisors, Inc. Between May 1, 2004 and January 31, 2005, the Portfolio was known as the AST State Street Research Small-Cap Growth Portfolio and State Street Research and Management Company served as its Sub-Advisor. Between September 14, 2001 and April 30, 2004, the Portfolio was known as the AST PBHG Small-Cap Growth Portfolio and Pilgrim Baxter & Associates, Ltd served as its Sub-advisor. Between January 1, 1999 and September 14, 2001, the Portfolio was known as the AST Janus Small-Cap Growth Portfolio, and Janus Capital Management LLC served as its Sub-advisor. Prior to January 1, 1999, the Portfolio was known as the Founders Capital Appreciation Portfolio, and Founders Asset Management LLC served as its Sub-advisor.

**    The Portfolio has changed its broad-based securities market index from the Standard & Poors 500 Index to the Russell 2000 Index because the Russell 2000 Index better reflects the composition of the Portfolio.

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AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO*

Best Quarter	Worst Quarter
Up 15.95%, 4th quarter 1998	Down 14.90%, 3rd quarter 2002

Average annual total returns
for periods ended 12/31/04

	Portfolio	Index: Standard & Poors MidCap 400 Index	Index: Russell Mid-Cap Value Index
1 year	22.84%	16.48%	23.71%
5 years	13.12%	9.54%	13.48%
10 years	13.01%	16.10%	15.72%

*                    Prior to May 1, 1998, the Portfolio was known as the Federated Utility Income Portfolio, and Federated Investment Counseling served as its Sub-advisor.

AST ALGER ALL-CAP GROWTH PORTFOLIO*

Best Quarter	Worst Quarter
Up 16.58%, 2nd quarter 2003	Down 20.83%, 4th quarter 2000

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 3000 Growth Index
1 year	8.47%	10.87%	6.93%
Since Inception (1/3/00)	-11.66%	-2.30%	6.10%

*                    Due to the events of September 11, 2001, Massachusetts Financial Services Company (“MFS”) acted as interim co-sub-advisor in conjunction with Fred Alger Management, Inc. (“Alger”) for the AST Alger All-Cap Growth Portfolio (the “Alger Fund”) from September 17, 2001 through December 9, 2001. Effective December 10, 2001, Alger resumed the role as the sole sub-advisor for the Alger Fund.

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AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO*

Best Quarter	Worst Quarter
Up 33.97%, 4th quarter 1999	Down 26.71%, 1st quarter 2001

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 1000 Growth Index
1 year	3.69%	10.87%	6.30%
5 years	-15.54%	-2.30%	-9.29%
10 years	9.83%	12.07%	9.59%

*                    Prior to November 11, 2002, the Portfolio was known as the AST JanCap Growth Portfolio, and Janus Capital Management LLC served as its Sub-advisor.

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO*

Best Quarter	Worst Quarter
Up 13.27%, 2nd quarter 2003	Down 16.19%, 3rd quarter 2002

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 1000 Value Index
1 year	15.45%	10.87%	16.49%
5 years	1.81%	-2.30%	5.27%
10 years	10.04%	12.07%	13.83%

*                    Prior to May 1, 2004, the Portfolio was known as the AST INVESCO Capital Income Portfolio, and INVESCO Funds Group, Inc. served as its Sub-advisor.

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AST T. ROWE PRICE GLOBAL BOND PORTFOLIO*

Best Quarter	Worst Quarter
Up 7.85%, 2nd quarter 2002	Down 5.56%, 1st quarter 1999

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Lehman Brothers Global Aggregate Index
1 year	8.64%	9.27%
5 years	7.58%	8.47%
10 years	5.60%	7.75%

*                    Prior to May 1, 1996, the Portfolio was known as the AST Scudder International Bond Portfolio, and Scudder, Stevens & Clark, Inc. served as its Sub-advisor.

FEES AND EXPENSES OF THE PORTFOLIOS:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Unless otherwise indicated, the expenses shown below are for the year ending December 31, 2004.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	NONE*
Maximum Deferred Sales Charge (Load)	NONE*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE*
Redemption Fees	NONE*
Exchange Fee	NONE*

*       Because shares of the Portfolios may be purchased through variable insurance products, the prospectus of the relevant product should be carefully reviewed for information on the charges and expenses of those products. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

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ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

Portfolio:	Management Fees	Other Expenses(1),(2)	Total Annual Portfolio Operating Expenses
AST William Blair International Growth(3)	1.00	0.22	1.22
AST Small-Cap Growth	0.90	0.24	1.14
AST Neuberger Berman Mid-Cap Value(3)	0.90	0.15	1.05
AST Alger All-Cap Growth	0.95	0.22	1.17
AST Goldman Sachs Concentrated Growth(3)	0.90	0.17	1.07
AST Hotchkis & Wiley Large-Cap Value(3)	0.75	0.19	0.94
AST T. Rowe Price Global Bond	0.80	0.27	1.07

(1)          Until November 18, 2004, the Trust had a Distribution Plan under Rule 12b-1 to permit an affiliate of the Trust’s Investment Managers to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolio.  The Distribution Plan was terminated effective November 18, 2004. The total annual portfolio operating expenses do not reflect any brokerage commissions paid pursuant to the Distribution Plan prior to the Plan’s termination.

(2)          As noted above, shares of the Portfolios generally are purchased through variable insurance products. The Trust has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included under “Other Expenses.” See this Prospectus under “Management of the Trust — Distribution Plans” for more information.

(3)          The Portfolios’ total actual annual operating expenses for the year ended December 31, 2004 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by American Skandia Investment Services, Inc. and Prudential Investments LLC at any time. After accounting for the waivers, reimbursements and offset arrangements, the Portfolio’s actual annual operating expenses were as follows:  AST William Blair International Growth: 1.11%; AST Neuberger-Berman Mid-Cap Value: 1.04%; AST Goldman Sachs Concentrated Growth: 1.00%; AST Hotchkis & Wiley Large-Cap Value: 0.90%.

EXPENSE EXAMPLES:

These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in a Portfolio for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the Portfolios’ total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After:
Portfolio:	1 yr.	3 yrs.	5 yrs.	10 yrs.
AST William Blair International Growth	$124	387	670	1,477
AST Small-Cap Growth	116	362	628	1,386
AST Neuberger Berman Mid-Cap Value	107	334	579	1,283
AST Alger All-Cap Growth	119	372	644	1,420
AST Goldman Sachs Concentrated Growth	109	340	590	1,306
AST Hotchkis & Wiley Large-Cap Value	96	300	520	1,155
AST T. Rowe Price Global Bond	109	340	590	1,306

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INVESTMENT OBJECTIVES AND POLICIES:

The investment objective, policies and limitations for each of the Portfolios are described below. While certain policies apply to all Portfolios, generally each Portfolio has a different investment objective and investment focus. As a result, the risks, opportunities and returns of investing in each Portfolio will differ. The investment objectives and policies of the Portfolios generally are not fundamental policies and may be changed by the Trustees without shareholder approval.

There can be no assurance that the investment objective of any Portfolio will be achieved.   Risks relating to certain types of securities and instruments in which the Portfolios may invest are described in this Prospectus under “Certain Risk Factors and Investment Methods.”

If approved by the Trustees, the Trust may add more Portfolios and may cease to offer any existing Portfolios in the future.

AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio pursues its objective primarily through investments in equity securities of issuers located outside the United States. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity.

Under normal circumstances, the Portfolio primarily invests in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The Portfolio invests primarily in companies selected for their growth potential. The Sub-advisor generally takes a “bottom up” approach to choosing investments for the Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure. Current income is not a significant factor in choosing investments, and any income realized by the Portfolio will be incidental to its objective.

As with any fund investing primarily in equity securities, the fundamental risk associated with the Portfolio is the risk that the value of the equity securities it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. As a fund that invests primarily in the securities of foreign issuers, the risk associated with the Portfolio may be greater than a fund investing primarily in domestic securities. For a further discussion of the risks involved in investing in foreign securities, see this Prospectus under “Certain Risk Factors and Investment Methods.” In addition, the Portfolio may invest to some degree in smaller or newer issuers, which are more likely to realize substantial growth as well as suffer significant losses than larger or more established issuers.

The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

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Special Situations.   The Portfolio may invest in “special situations” from time to time. A special situation arises when, in the opinion of the Sub-advisor, the securities of a particular issuer will be recognized and increase in value due to a specific development with respect to that issuer. Developments creating a special situation might include a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

The Portfolio may invest to a lesser degree in debt securities, including bonds rated below investment grade (“junk” bonds), mortgage and asset-backed securities and zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio may make short sales “against the box.” In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Futures, Options and Other Derivative Instruments.   The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively “derivative instruments”). The Portfolio intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

Index/structured Securities.   The Portfolio may invest in indexed/structured securities, which typically are short-to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors

For more information on the types of securities and instruments in which the Portfolio may invest and their risks, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   When the Sub-advisor believes that market conditions are not favorable for profitable investing or when the Sub-advisor is otherwise unable to locate favorable investment opportunities, the Portfolio’s investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. The Portfolio’s cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term growth of capital will be limited.

AST SMALL-CAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio (formerly, the AST State Street Research Small-Cap Growth Portfolio) is long-term capital growth.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Sub-advisors expect to focus primarily on those securities whose market capitalizations or annual revenues are less than $1 billion at the time of purchase. The size of the companies in the Russell 2000® Growth Index and those on which the Sub-advisor intends to focus the Portfolio’s investments will change with market conditions.

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The assets of the Portfolio are independently managed by two Sub-advisors under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Manager of the Portfolio determines and allocates a portion of the Portfolio’s assets to each of the Sub-advisors. The allocations will be reviewed by the Investment Manager periodically, and the allocations may be altered or adjusted by the Investment Manager without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Sub-advisor will follow the Portfolio’s policy of investing, under normal circumstances, at least 80% of the Portfolio’s assets in small capitalization companies, each Sub-advisor expects to utilize different investment strategies to achieve the Portfolio’s objective of long-term capital growth. The current asset allocations and principal investment strategies for each of the Sub-advisors is summarized below.

Neuberger Berman Management Inc. (“NB Management”) is responsible for managing approximately 50% of the Portfolio’s assets. The Sub-advisor will look for companies with strong business franchises that are likely to sustain long-term rates of earnings growth for a three-to five-year time horizon and companies with stock prices that the market has undervalued relative to the value of similar companies and that offer excellent potential to appreciate over a three-to five-year time horizon. In choosing companies, the Sub-advisor will also consider the company’s overall business qualities. These qualities include the company’s profitability and cash flow, financial condition, insider ownership, and stock valuation. In selecting companies that the Sub-advisor believes may have greater potential to appreciate in price, it will invest the Portfolio in smaller companies that are under-followed by major Wall Street brokerage houses and large asset management firms.

The Sub-advisor follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

Because the Portfolio invests primarily in common stocks, the primary risk of investing in the Portfolio is that the value of the stocks it holds might decrease and you could lose money. The prices of the securities in the Portfolios will fluctuate. These price movements may occur because of changes in the financial markets as a whole, a company’s individual situation or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Other Investments:

The Portfolio may invest to a lesser degree in types of securities other than common stocks, including preferred stocks, warrants, and convertible securities.

In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Foreign Securities.   The Portfolio may invest up to 15% of its total assets in foreign securities. The Portfolio may invest directly in foreign securities denominated in foreign currencies, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. American Depository Receipts and foreign issuers traded in the United States are not considered to be Foreign Securities for purposes of this investment limitation.

Futures, Options and Other Derivative Instruments.   The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively “derivative instruments”). The Portfolio may use derivative instruments to hedge the value of its portfolio against potential adverse movements in securities prices, currency exchange rates or interest rates.

For more information on the types of securities other than common stocks in which the Portfolio may invest, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   When the Sub-advisor believes that market conditions are not favorable for profitable investing or when the Sub-advisor is otherwise unable to locate favorable investment opportunities, the Portfolio’s investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and other equity securities. The Portfolio’s cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor or others. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

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AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

Generally, companies with equity market capitalizations that fall within the range of the Russell Midcap® Index at the time of investment are considered mid-cap companies for purposes of the Portfolio. As of December 31, 2004, the average market capitalization of the companies in the Russell MidCap® Index was $7.38 billion and the median market capitalization was $3.68 billion. Some of the Portfolio’s assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Portfolio seeks to reduce risk by diversifying among many companies and industries.

Under the Portfolio’s value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are undervalued and that may rise in price before other investors realize their worth. The Sub-advisor may identify value stocks in several ways, including based on earnings, book value or other financial measures. Factors that the Sub-advisor may use to identify these companies include strong fundamentals, including a low price-to-earnings ratio, consistent cash flow, and a sound track record through all phases of the market cycle.

The Sub-advisor may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Sub-advisor generally considers selling a stock when it reaches a target price, when the fundamentals fail to perform as expected, or when other opportunities appear more attractive.

As a fund that invests primarily in mid-cap companies, the Portfolio’s risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. While value investing historically has involved less risk than investing in growth companies, the stocks purchased by the Portfolio will remain undervalued during a short or extended period of time. This may happen because value stocks as a category lose favor with investors compared to growth stocks, or because the Sub-advisor failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Investments:

Although equity securities are normally the Portfolio’s primary investment, it may invest in preferred stocks and convertible securities, as well as the types of securities described below. Additional information about these investments and the special risk factors that apply to them is included in this Prospectus under “Certain Risk Factors and Investment Methods.”

Fixed Income Securities.   The Portfolio may also invest in fixed income or debt securities. The Portfolio may invest up to 15% of its total assets, measured at the time of investment, in debt securities that are rated below investment grade or comparable unrated securities. There is no minimum rating on the fixed income securities in which the Portfolio may invest.

Foreign Securities.   The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio’s assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

Covered Call Options.   The Portfolio may try to reduce the risk of securities price changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions. The value of securities against which options will be written will not exceed 10% of the Portfolio’s net assets.

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Real Estate Investment Trusts (REITs).   The Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate loans. Additional information about these investments and the special risk factors that apply to them is included in this Prospectus and the Trust’s SAI under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   When the Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Portfolio avoid losses but may mean lost opportunities.

AST ALGER ALL-CAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

The Portfolio invests primarily in equity securities, such as common or preferred stocks, that are listed on U.S. exchanges or in the over-the-counter market. The Portfolio may invest in the equity securities of companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-advisor’s assessment of particular companies and market conditions.

The Portfolio invests primarily in growth stocks. The Sub-advisor believes that these stocks are those of two types of companies:

High Unit Volume Growth Companies.   These are vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

Positive Life Cycle Change Companies.   These are companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management, products or technologies, restructurings or reorganizations, or mergers and acquisitions.

As with any fund investing primarily in equity securities, the value of the securities held by the Portfolio may decline. These declines can be substantial. In addition, the growth stocks in which the Portfolio primarily invests tend to fluctuate in price more than other types of stocks. Prices of growth stocks tend to be higher in relation to their companies’ earnings, and may be more sensitive to market, political and economic developments than other stocks. The Portfolio’s level of risk will vary based upon the size of the companies it invests in at a given time. To the extent that the Portfolio emphasizes small-cap stocks, it will be subject to a level of risk higher than a fund investing primarily in more conservative “large-cap” stocks.

Other Investments:

In addition to investing in common and preferred stocks, the Portfolio may invest in securities convertible into or exchangeable for equity securities, including warrants and rights. The Portfolio may invest up to 20% of its total assets in foreign securities. (American Depositary Receipts or other U.S. dollar denominated securities of foreign issuers are not subject to the 20% limitation.)

The Portfolio may purchase put and call options and write (sell) put and covered call options on securities and securities indices to increase gain or to hedge against the risk of unfavorable price movements. However, the Sub-advisor does not currently intend to rely on these option strategies extensively, if at all. The Portfolio may purchase and sell stock index futures contracts and options on stock index futures contracts. The Portfolio may sell securities “short against the box.”

An additional discussion of these types of investments and their risks is included in this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   The Portfolio may invest up to 100% of its assets in cash, commercial paper, high-grade bonds or cash equivalents for temporary defensive reasons if the Sub-advisor believes that adverse market or other conditions warrant. This is to attempt to protect the Portfolio from a temporary unacceptable risk of loss. However, while the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term capital growth will be limited.

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AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.

Principal Investment Policies and Risks:

The Portfolio will pursue its objective by investing primarily in equity securities. Equity securities include common stocks, preferred securities, warrants and securities convertible into or exchangeable for common or preferred stocks. Investments will be in companies that the Sub-advisor believes have potential to achieve capital appreciation over the long-term. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Sub-advisor to be positioned for long-term growth.

Because the Portfolio invests a substantial portion (or all) of its assets in equity securities, the Portfolio is subject to the risks associated with investments in equity securities, and the Portfolio’s share price therefore may fluctuate substantially. This is true despite the Portfolio’s focus on the securities of larger more-established companies. The Portfolio’s share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Because of the types of securities it invests in, the Portfolio is designed for those who are investing for the long term.

The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made.

Special Situations.   The Portfolio may invest in “special situations” from time to time. A “special situation” arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in “special situations” carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Non-diversified Status.   The Portfolio is “non-diversified” under the Investment Company Act of 1940 and may invest a large percentage of its assets in few issuers than “diversified” mutual funds. Therefore, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Other Investments:

Although the Sub-advisor expects to invest primarily in equity securities, the Portfolio may also invest to a lesser degree in debt securities when the Portfolio perceives an opportunity for capital growth from such securities. The Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

•       35% of its assets in bonds rated below investment grade (“junk” bonds).

•       25% of its assets in mortgage- and asset-backed securities.

•       10% of its assets in zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio may make short sales “against the box.” In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Foreign Securities.   The Portfolio may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. No more than 25% of the Portfolio’s assets may be invested in foreign securities denominated in foreign currencies and not publicly traded in the United States.

Futures, Options and Other Derivative Instruments.   The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial

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indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively “derivative instruments”). The Portfolio intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Portfolio may also use a variety of currency hedging techniques, including forward foreign currency exchange contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

For more information on the types of securities other than common stocks in which the Portfolio may invest, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   The Sub-advisor may increase the Portfolio’s cash position without limitation when the Sub-advisor is of the opinion that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO:

Investment Objective: The investment objective of the Portfolio (formerly, the AST INVESCO Capital Income Portfolio) is to seek current income and long-term growth of income, as well as capital appreciation.

Principal Investment Policies and Risks:

The Portfolio seeks to achieve its objective by investing at least 80% of its net assets plus borrowings for investment purposes in common stocks of large cap U.S. companies. The Sub-advisor considers large cap companies to be those with market capitalizations like those found in the Russell 1000 Index. Market capitalization range of the Index changes constantly, but as of December 31, 2004, the range was from $385.2 billion to $495 million. Market capitalization is measured at the time of initial purchase. Some of these securities may be acquired in IPOs. Normally, the Portfolio invests at least 80% of its net assets in stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases.

In addition to these principal investments, the Portfolio can invest up to 20% of its total assets in foreign securities. It also may invest in stocks that don’t pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

Temporary Investments:

In periods of uncertain market and economic conditions, the Portfolio may assume a defensive position with up to 100% of its assets temporarily held in cash. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO:

Investment Objective:   The investment objective of the Portfolio is to provide high current income and capital growth by investing in high-quality, foreign and U.S. dollar-denominated bonds.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities. The 80% investment requirement applies at the time the Portfolio invests its assets. To achieve its objectives, the Portfolio intends to invest primarily in all types of high quality bonds including those issued or guaranteed by the U.S. or foreign governments or their agencies and by foreign authorities, provinces and municipalities as well as investment grade corporate bonds and mortgage-related and asset-backed securities of U.S. and foreign issuers.

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The Portfolio may also invest in convertible securities and corporate commercial paper; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations; delayed portfolio loans and revolving credit securities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by federal, state or local governments and their agencies and government-sponsored enterprises; obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The Sub-advisor bases its investment decisions on fundamental market factors, currency trends, and credit quality. The Portfolio generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the Sub-advisor believes that the currency risk can be minimized through hedging. These bonds must, at the time of purchase, have received an investment-grade rating from at least one rating agency (or if unrated, must have a Sub-advisor equivalent rating) but could be rated below investment-grade by other agencies. Such bonds are called “split-rated”).

Although the Portfolio expects to maintain an intermediate-to-long weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities. The Portfolio may and frequently does engage in foreign currency transactions such as forward foreign currency exchange contracts, hedging its foreign currency exposure back to the dollar or against other foreign currencies (“cross-hedging”). The Sub-advisor also attempts to reduce currency risks through diversification among foreign securities and active management of currency exposures. The Sub-advisor may use foreign forward currency contracts (“forwards”)  to hedge the risk to the Portfolio when foreign currency exchange rate movements are expected to be unfavorable to U.S. investors. The Sub-adviser may use forwards in an effort to benefit from a currency believed to be appreciating in value versus other currencies. The Sub-advisor may also invest in currencies or forwards in cases where the Portfolio does not hold bonds denominated in that currency, for example, in situations where the Sub-advisor wants currency exposure to a particular market but believes that the bonds are unattractive. Under certain circumstances, the Sub-advisor may commit a substantial portion of the Portfolio to currencies  and forwards If the Sub-advisor’s forecast of currency movements proves wrong, this  investment activity may cause a loss. Also, for emerging markets, it is often not possible to hedge the currency risk associated with emerging market bonds because their currency markets are not sufficiently developed.

The Portfolio may also invest up to 20% of its assets in the aggregate in below investment-grade, high-risk bonds (“junk bonds”) and emerging market bonds. Some emerging market bonds, such as Brady Bonds, may be denominated in U.S. dollars. In addition, the Portfolio may invest up to 30% of its assets in mortgage-related (including mortgage-dollar rolls and derivatives, such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.

Like any fixed income fund, the value of the Portfolio will fluctuate in response to changes in market interest rates and the credit quality of particular companies. International fixed income investing, however, involves additional risks that can increase the potential for losses. These additional risks include varying stages of economic and political development of foreign countries, differing regulatory and accounting standards in non-U.S. markets, and higher transaction costs. Because a substantial portion of the Portfolio’s investments are denominated in foreign currencies, exchange rates are also likely to have a significant impact on total Portfolio performance. For example, a rise in the U.S. dollar’s value relative to the Japanese yen will decrease the U.S. dollar value of a Japanese bond held in the Portfolio, even though the price of that bond in yen remains unchanged. Therefore, because of these currency risks and the risks of investing in foreign securities generally, the Portfolio will involve a greater degree of risk and share price fluctuation than a fund investing primarily in domestic fixed income securities, but ordinarily will involve less risk than a fund investing exclusively in foreign fixed income securities. In addition, the Portfolio’s focus on longer maturity bonds will tend to cause greater fluctuations in value when interest rates change. The Portfolio’s investments in mortgage-backed and asset-backed securities could further result in increased volatility, as these securities are sensitive to interest rate changes. Further, these securities carry special risks in the event of declining interest rates, which would cause prepayments to increase, and the value of the securities to decrease.

Types of Debt Securities.   The Portfolio’s investments in debt securities may include securities issued or guaranteed by the U.S. and foreign governments, their agencies, instrumentalities or political subdivisions, securities issued or guaranteed by supranational organizations (e.g., European Investment Bank, InterAmerican Development Bank or the World Bank), bank or bank holding company securities, foreign and domestic corporate debt securities, and commercial paper.

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The Portfolio may invest in zero coupon securities, which are securities that are purchased at a discount from their face value, but that do not make cash interest payments. Zero coupon securities are subject to greater fluctuation in market value as a result of changing interest rates than debt obligations that make current cash interest payments.

The Portfolio may invest in Brady Bonds, which are used as a means of restructuring the external debt burden of certain emerging countries. Even if the bonds are collateralized, they are often considered speculative investments because of the country’s credit history or other factors. The Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the Trust’s expenses, shareholders will also indirectly bear similar expenses of such trusts.

The Portfolio from time to time may invest in debt securities convertible into equities.

Nondiversified Investment Company.   The Portfolio intends to select its investments from a number of country and market sectors, and intends to have investments in securities of issuers from a minimum of three different countries (including the United States). However, the Portfolio is considered a “nondiversified” investment company for purposes of the Investment Company Act of 1940. As such, the Portfolio may invest more than 5% of its assets in the fixed-income securities of individual foreign governments. The Portfolio generally will not invest more than 5% of its assets in any individual corporate issuer, except with respect to certain short-term investments. As a nondiversified fund, a price decline in any one of the Portfolio’s holdings may have a greater effect on the Portfolio’s value than on the value of a fund that is more broadly diversified.

Other Investments:

Swap Agreements.   The Portfolio may enter into interest rate, index, total return, credit default and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return or for the purpose of hedging a portfolio position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount,” i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Under most swap agreements entered into by the Portfolio, the parties’ obligations are determined on a “net basis.”  Consequently, the Portfolio’s obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

There are risks in the use of swaps. Whether the Portfolio’s use of swap agreements will be successful will depend on the sub-advisor’s ability to predict that certain types of investments are likely to produce greater returns than other investments. Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated. Total return swaps could result in losses if the reference index, security or investments do not perform as anticipated. Credit default swaps could result in losses if the sub-advisor does not correctly evaluate the creditworthiness of  the company on which the credit default swap is based.  Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The Portfolio will not enter into a swap agreement with any single counterparty if the net amount owed or to be received under existing contracts with that party would exceed 5% of total assets, or if the net amount owed or to be received by the Portfolio under all outstanding swap agreements will exceed 10% of total assets.

The Portfolio may buy and sell futures contracts (and related options) for a number of reasons including: to manage exposure to changes in interest rates, securities prices and currency exchange rates; as an efficient means of adjusting overall exposure to certain markets; to earn income; to protect the value of portfolio securities; and to adjust the portfolio’s duration. The Portfolio may purchase or write call and put options on securities, financial indices, and foreign currencies.

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The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

Additional information on the securities in which the Portfolio may invest and their risks in included below under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   To protect against adverse movements of interest rates, the Portfolio may invest without limit in short-term obligations denominated in U.S. and foreign currencies such as certain bank obligations, commercial paper, short-term government and corporate obligations, repurchase agreements and money market mutual funds managed by the Sub-advisor. Cash reserves also provide flexibility in meeting redemptions and paying expenses. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of high current income and capital growth may be limited.

PORTFOLIO TURNOVER:

Each Portfolio may sell its portfolio securities, regardless of the length of time that they have been held, if the Sub-advisor and/or the Investment Manager determines that it would be in the Portfolio’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Sub-advisor’s or Investment Manager’s control. Such transactions will increase a Portfolio’s “portfolio turnover.”  A 100% portfolio turnover rate would occur if all of the securities in a portfolio of investments were replaced during a given period.

Although turnover rates may vary substantially from year to year, the following Portfolios had annual rates of turnover exceeding 100% as of December 31, 2004: AST Small-Cap Growth, AST Alger All-Cap Growth, AST Hotchkis & Wiley Large-Cap Value, and AST T. Rowe Price Global Bond.

A high rate of portfolio turnover involves correspondingly higher brokerage commission expenses and other transaction costs, which are borne by a Portfolio and will reduce its performance.

NET ASSET VALUE:

The net asset value per share (“NAV”) of each Portfolio is determined as of the time of the close of regular trading on the New York Stock Exchange (the “NYSE”) (which is normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. NAV is determined by dividing the value of a Portfolio’s total assets, less any liabilities, by the number of total shares of that Portfolio outstanding. In general, the assets of each Portfolio are valued on the basis of market quotations. However, in certain circumstances where market quotations are not readily available or are believed to be inaccurate, assets are valued by methods that are believed to accurately reflect their fair value. Because NAV is calculated and purchases may be made only on business days, and because securities traded on foreign exchanges may trade on other days, the value of a Portfolio’s investments may change on days when shares cannot be purchased or redeemed.

PURCHASE AND REDEMPTION OF SHARES:

Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies (“Contractholders”), or by qualified plans. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies. Orders are effected on days on which the NYSE is open for trading. Orders received by the Participating Insurance Company before the regular trading on the NYSE (which is normally 4:00 P.M. Eastern Standard Time) are effected at the NAV determined as of the NYSE close on that same day. Orders received after the NYSE close are effected at the NAV calculated the next business day. Payment for redemptions will be made within seven days after the request is received. The Trust does not assess any transaction or other surrender fees, either when it sells or when it redeems its securities. However, surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies. Please refer to the prospectuses for the variable annuity contracts and variable insurance policies for further information on these fees.

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As of the date of this Prospectus, American Skandia Life Assurance Corporation (“ASLAC”), Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (collectively, “Prudential Insurance”), and Kemper Investors Life Insurance Company are the only Participating Insurance Companies. Certain conflicts of interest may arise as a result of investment in the Trust by various insurance companies for the benefit of their Contractholders and by various qualified plans. These conflicts could arise because of differences in the tax treatment of the various investors, because of actions of the Participating Insurance Companies and/or the qualified plans, or other reasons. The Trust does not currently expect that any material conflicts of interest will arise. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. Should any conflict arise that would require a substantial amount of assets to be withdrawn from the Trust, orderly portfolio management could be disrupted.

The Trust is part of the group of investment companies advised by PI and/or ASISI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors/Trustees of the PI funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because ASLAC, Prudential Insurance and other insurance companies maintain the individual contract owner accounts for investors in the Trust Portfolios. In particular, each insurance company submits to the Trust transfer agent aggregate orders combining the transactions of many investors, and therefore the Trust and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Trust to communicate in writing to each Participating Insurance Company that the Trust expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by ASLAC and Prudential Insurance on variable contract owners investing in the Portfolios, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. The Trust also employs fair value pricing procedures to deter frequent trading. Finally, the Trust and its transfer agent reserve the right to reject all or a portion of a purchase order from a Participating Insurance Company. If a purchase order is rejected, the purchase amount will be returned to the Participating Insurance Company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust and the Participating Insurance Companies to prevent such trading, there is no guarantee that the Fund or the Participating Insurance Companies will be able to identify these investors or curtail their trading practices. Therefore, some Trust investors may be able to engage in frequent trading, and, if they do, the other Trust investors would bear any harm caused by that frequent trading. The Trust does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

MANAGEMENT OF THE TRUST:

Investment Managers:   ASISI, One Corporate Drive, Shelton, Connecticut, has served as Investment Manager to the Trust since 1992, and serves as co-investment manager to a total of 60 investment company portfolios (including the Portfolios of the Trust). ASISI serves as co-manager of the Trust along with Prudential Investments LLC (“PI”) (each an “Investment Manager” and together the “Investment Managers”). PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, and also serves as investment manager to the investment companies that comprise the

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Prudential mutual funds. As co-manager, PI also provides supervision and oversight of ASISI’s investment management responsibilities with respect to the Trust.

The Trust’s Investment Management Agreements, on behalf of each Portfolio, with ASISI and PI, (the “Management Agreements”), provide that the Investment Managers will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Managers have engaged Sub-advisors to conduct the investment programs of each Portfolio, including the purchase, retention and sale of portfolio securities. The Investment Managers are responsible for monitoring the activities of the Sub-advisors and reporting on such activities to the Trustees. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

The Trust has obtained an exemption from the Securities and Exchange Commission that permits the Investment Managers, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the Sub-advisors by the Investment Managers and the Trustees.

Sub-advisors:   Information about each of the Trust’s Sub-advisors is set forth below. The Trust’s Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts that each portfolio manager manages, and ownership of Trust securities by each portfolio manager.

Eagle Asset Management (“Eagle”), 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as a Sub-Advisor for a portion of the AST Small-Cap Growth Portfolio. As of December 31, 2004, Eagle managed assets of approximately $10 billion.

The portfolio manager primarily responsible for management of the Portfolio is Bert Bosken. Mr. Bosken is Senior Vice President and Managing Director of Eagle. He earned a B.A. in Business from City College of New York in 1970, and an M.B.A. in Finance from St. John’s University in 1977. Mr. Bosken is a Chartered Financial Analyst. Since January 2002, Mr. Bosken has served as Manager and President of EB Management I, LLC, general partner of Investment Partnership. Since April 1995, Mr. Bosken has served as Senior Vice President of Eagle Asset Management, Inc. He has portfolio management responsibilities for the Small Cap Growth Equity accounts. Mr. Bosken was appointed Managing Director of Eagle in June 1999. Prior to joining Eagle, Mr. Bosken was Senior Vice President and Chief Investment Officer of Raymond James & Associates, Inc., where he was Chairman of the Raymond James Focus Committee. Mr. Bosken has been a registered representative of Raymond James & Associates, Inc., since 1979.

Fred Alger Management, Inc. (“Alger”), 111 Fifth Avenue, New York, NY 10003, serves as Sub-advisor for the AST Alger All-Cap Growth Portfolio. Alger has been an investment advisor since 1964, and as of December 31, 2004, managed mutual fund and other assets totaling approximately $9.7 billion.

Fred M. Alger III is the chief market strategist for the Portfolio, overseeing the investments of the Portfolio. Mr. Alger, who founded Alger, has served as the company’s Chairman of the Board since 1964, and co-managed all of Alger’s portfolios prior to 1995. Teresa McRoberts and Patrick Kelly co-manage the Portfolio and are responsible for its day-to-day management.

Ms. McRoberts is Senior Vice President and Co-Portfolio Manager of Alger’s all-cap portfolios. Ms. McRoberts returned to Alger in October 2001 after serving as a Portfolio Manager and Partner at Maximus Capital, a private investment management firm which she co-founded, and as a Vice President and Portfolio Manager at Morgan Stanley Dean Witter. From 1994 to 1998, Ms. McRoberts was a Vice President and Senior Health Care Analyst at Alger. Ms. McRoberts graduated with a B.B.A. from Oberlin College, and she earned her MBA degree from Columbia University.

Mr. Kelly is Senior Vice President and Co-Portfolio Manager of Alger’s all-cap portfolios. Mr. Kelly began his career as an investment banking analyst with SG Cowen in 1997 and joined Alger in 1999 as a Research Associate. In early 2001, Mr. Kelly was promoted to Associate Analyst and Assistant Vice President, and in September of 2001 was promoted to Analyst. Mr. Kelly was named Co-Portfolio Manager of Alger’s all-cap portfolios in September 2004. Mr. Kelly graduated with honors from Georgetown University.

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Goldman Sachs Asset Management, L.P. (“GSAM”), is located at 32 Old Slip, New York, New York 10005. GSAM registered as an investment advisor in 1990. GSAM serves as investment Sub-advisor for the AST Goldman Sachs Concentrated Growth Portfolio. GSAM serves as investment manager for a wide range of clients including pension funds, foundations and insurance companies and individual investors. GSAM, along with other units of the Investment Management Division of Goldman Sachs, managed approximately $451.3 billion in assets as of December 31, 2004.

The portfolio managers responsible for the day-to-day management of the AST Goldman Sachs Concentrated Growth Portfolio are Herbert Ehlers, Dave Shell, Steve Barry, Greg Ekizian, Kenneth Berents, Andy Pyne, Scott Kolar, Ernest Segundo, Prashant Khemka, Warren Fisher, Mark Gordon, Joe Hudepohl, Adria Markus, Derek Pilecki, Jeff Rabinowitz, and Chuck Silberstein.

Herbert Ehlers is a Managing Director of Goldman, Sachs & Co. He is a Chief Investment Officer for the Growth Team, and has been the lead manager of the strategy since its inception in 1981. Mr. Ehlers served as CEO of Liberty Investment Management prior to Goldman Sachs Asset Management’s acquisition of Liberty in January 1997. His investment experience spans 39 years and all types of markets, including institutional investment research at Parker Hunter, portfolio management of private investment partnerships, and senior financial positions at U.S. Home and Penn Central Corporation. Mr. Ehlers founded Liberty’s predecessor firm, Eagle Asset Management, in 1980. He graduated with honors from Lehigh University in 1962 with a B.A. in Mathematics and received his M.S. degree in Management Science with high honors from the Graduate School of Business at Lehigh in 1964.

Dave Shell is a Managing Director of Goldman, Sachs & Co. He is a Chief Investment Officer, and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in entertainment, cable television, broadcasting, telecommunications, and wireless communications. Mr. Shell was a senior portfolio manager at Liberty Investment Management prior to Goldman Sachs Asset Management’s acquisition of Liberty in January 1997. He joined Liberty’s predecessor firm, Eagle Asset Management, in 1987. Mr. Shell earned a B.A. in Finance from the University of South Florida in 1987.

Steve Barry is a Managing Director of Goldman, Sachs & Co. He is a Chief Investment Officer and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in media, communications and technology. He is also responsible for the team’s Mid-Cap Growth Strategy. Prior to joining Goldman Sachs in June 1999, he was a portfolio manager at Alliance Capital Management. During Mr. Barry’s eleven-year tenure at Alliance, he managed growth portfolios with varying mandates including Small Capitalization, All-Capitalization, and Mid-Capitalization. His past experiences also include 3 years with Hutton Asset Management. Mr. Barry earned a B.A. in Mathematics and Economics from Boston College in 1985.

Greg Ekizian is a Managing Director of Goldman, Sachs & Co. He is a Chief Investment Officer and a Senior Portfolio Manager for the Growth Team. He has primary responsibility for investment research in household products, pharmaceuticals, restaurants, consumer promotion, and lodging. Mr. Ekizian was a senior portfolio manager at Liberty Investment Management prior to Goldman Sachs Asset Management’s acquisition of Liberty in January 1997. He joined Liberty’s predecessor firm, Eagle Asset Management, in 1990. His prior experience includes investment research analysis, portfolio management, and mergers and acquisitions analysis with Shearson Lehman Hutton and PaineWebber. Greg is a 1985 graduate of Lehigh University and earned his M.B.A. in Finance from the University of Chicago Graduate School of Business in 1990.

Kenneth Berents is a Co-Chair of the Investment Committee and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in the newspaper, publishing, rating agencies and advertising industries. Prior to joining Goldman Sachs in September 2000, Mr. Berents served for seven years as Managing Director and Director of Research for First Union Securities, Inc. (formerly Wheat First Union and now Wachovia Securities), where he also headed the firm’s investment committee. His 24 years of experience include being a media analyst at Alex. Brown & Sons, Wheat First Butcher Singer, and Legg Mason. In 1995, he was named an All Star analyst by the Wall Street Journal for his newspaper work. Before Wall Street, he was an award-winning journalist for the Baltimore Evening Sun, where he covered economics and politics. Mr. Berents earned an A.B. from Villanova University in 1971, an M.A. from the University of Missouri in 1973. He was an Alfred P. Sloan Fellow in Economics at Princeton University in 1980.

Andy Pyne is a senior portfolio manager for the Growth Team. As a member of the Investment Committee, he contributes to overall portfolio strategy and portfolio construction, and is responsible for product management. Previously, he was responsible for investment products for Goldman’s U.S. mutual funds business. Prior to joining Goldman Sachs in

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1997, Mr. Pyne was head of product management at Van Kampen Investments. Andy graduated magna cum laude with a B.A. in Business/Economics from Wheaton College (IL).

Scott Kolar is a Co-Chair of the Investment Committee and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in technology and software, and had previously been the team’s information systems specialist, designing and implementing its technology infrastructure. Mr. Kolar is also Co-Head of Global Technology Research for GSAM. He worked at Liberty Investment Management prior to Goldman Sachs Asset Management’s acquisition of Liberty in January 1997. He earned a B.A. in Government from Harvard University in 1994.

Ernest Segundo is a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in retail, energy and tobacco. Mr. Segundo was a senior portfolio manager at Liberty Investment Management prior to Goldman Sachs Asset Management’s acquisition of Liberty in January 1997. He joined Liberty’s predecessor firm, Eagle Asset Management, in 1992. His prior experiences include work as an equity research analyst with Fidelity Management & Research Company. Mr. Segundo graduated summa cum laude and first honor graduate with a B.S. in Mathematical Economics from the United States Military Academy in 1985. He earned an M.B.A. in Finance and Investment Management from Stanford Graduate School of Business in 1992.

Prashant Khemka is a Co-Chair of the Investment Committee and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in the telecom services industries, including wireless, satellite, local and long haul data services. Prior to joining Goldman Sachs in May 2000, Mr. Khemka was an assistant portfolio manager in the Fundamental Strategies group at State Street Global Advisors. He graduated with honors from Bombay University with a B.E. in Mechanical Engineering. He earned an M.B.A. in Finance from the Owen Graduate School of Management at Vanderbilt University and received Matt Wiggington leadership award for outstanding performance in finance.

Warren Fisher is a portfolio manager for the Growth Team. He has primary responsibility for investment research in financial services, computer services, and mid-cap companies. Mr. Fisher joined Goldman Sachs Asset Management in June of 1994. Prior to joining the Growth Team in January 1999, Warren was an analyst in Goldman Sachs Asset Management’s Finance Group. Warren earned a B.S. in Accounting from Lehigh University in 1994.

Mark R. Lockhart Gordon is a Vice President of Goldman Sachs. Mr. Gordon is a portfolio manager for the Growth Team. He has primary responsibility for investment research in the retail, transportation, and health services industries. Prior to joining Goldman Sachs in August 2000, Mr. Gordon worked for Lehman Brothers as an investment banking analyst in the mergers and acquisitions group. Mr. Gordon earned a B.A., with honors, in Modern Culture and Media and in Religion Studies from Brown University and an M.A. in Humanities from Stanford University. Mr. Gordon earned an M.B.A., with honors, in Analytic Finance and Economics from the University of Chicago in June 2000. Mr. Gordon has earned the C.F.A. designation.

Joe Hudepohl is a portfolio manager for the Growth Team. He has primary responsibility for investment research in the cable and satellite, entertainment, travel, gaming and lodging industries. Prior to joining the Growth Team in July 1999, Mr. Hudepohl was an analyst in the Investment Banking Division of Goldman Sachs, where he worked in the High Technology Group. A two-time Olympic Gold Medalist in swimming, he competed in the 1992 Barcelona and 1996 Atlanta Olympic Games. Joe graduated with a B.A. in Economics from Stanford University in 1997.

Adria Markus is a portfolio manager for the Growth Team. She has primary responsibility for investment research in retail, media, and mid-cap companies. Prior to joining Goldman Sachs in July 2001, Ms. Markus was an equity research analyst at Epoch Partners, responsible for covering consumer Internet and media companies. Prior to joining Epoch Partners, Adria was an equity research analyst with Bear Stearns’ Media Group, a team that has consistently ranked among the top three in the Institutional Investor All-America survey. While working at Bear Stearns, Ms. Markus focused primarily on the cable and interactive television industries. Ms. Markus earned a B.A. in English Literature from the University of Michigan in 1994 and received an M.B.A. from the Yale School of Management in 1999.

Derek Pilecki is a portfolio manager for the Growth Team. He has primary responsibility for investment research in the banking, insurance and specialty finance industries. Prior to joining Goldman Sachs in December 2002, Mr. Pilecki was a portfolio manager and equity analyst at Clover Capital Management, and before that he worked at Fannie Mae as a financial analyst with a focus on mortgage portfolio strategy. He earned a B.A. in Economics from Duke University and an M.B.A., with honors, in Finance and Accounting from the University of Chicago Graduate School of Business.

Jeff Rabinowitz is a portfolio manager for the Growth Team. He has primary responsibility for investment research in the communications, technology, and wireless services industries. Prior to joining Goldman Sachs in May 1999,

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Mr. Rabinowitz was a senior software engineer at Motorola, Inc., where he was responsible for product development of digital wireless phones. Mr. Rabinowitz earned a B.S., with honors, Electrical Engineering from Florida Atlantic University. He received his M.B.A. in Finance with Distinction from the Wharton School of the University of Pennsylvania and graduated as a Palmer Scholar in 1999.

Chuck Silberstein is a portfolio manager for the Growth Team. He has primary responsibility for investment research in the biotechnology and pharmaceutical industries. Prior to joining Goldman Sachs in July 2000, Dr. Silberstein was an equity research analyst at Barington Capital Group, responsible for the biotechnology industry. He earned a B.S. in Biology from Yeshiva University. He earned an M.D. with Distinction in Developmental Neurobiology Research from the Albert Einstein College of Medicine in 1995 and an M.B.A. in Finance from Columbia Business School in 2000.

Hotchkis and Wiley Capital Management, LLC (“HWCM”), 725 South Figueroa Street, Suite 3900, Los Angeles, California 90017-5439, serves as the sub-adviser for the AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly, AST INVESCO Capital Income Portfolio). HWCM is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are employees of HWCM, and Stephens Group, Inc. and affiliates, which is a diversified holding company. As of December 31, 2004, HWCM managed approximately $19.4 billion in assets.

HWCM, sub-advisor to the Portfolio, also manages institutional separate accounts and is the advisor and sub-advisor to other mutual funds. The investment process is the same for similar accounts, including the Portfolio and is driven by team-oriented, in-depth, fundamental research. The investment research staff is organized by industry coverage and supports all of the accounts managed in each of the sub-advisor’s investment strategies. Weekly research meetings provide a forum where analysts and portfolio managers discuss current investment ideas within their assigned industries. Generally, the entire investment team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio’s current composition, and the relative value of alternative investments. The culmination of this process is the formation of a “target portfolio” for each investment strategy representing the best investment ideas with appropriate weights for each of the holdings.

Although the Portfolio is managed by HWCM’s investment team, HWCM has identified the following five portfolio managers as those having the most significant responsibility for the Portfolio’s assets: Sheldon Lieberman, George Davis, Joe Huber, Patricia McKenna, and Stan Majcher  This list does not include all members of the investment team.

Mr. Lieberman participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity on the Portfolio. Mr. Lieberman, currently Principal and Portfolio Manager of HWCM, joined HWCM in 1994 as Portfolio Manager and Analyst.

Mr. Davis participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity on the Portfolio. Mr. Davis, currently Principal, Portfolio Manager and Chief Executive Officer of HWCM, joined HWCM in 1988 as Portfolio Manager and Analyst.

Mr. Huber participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He is jointly responsible for the day-to-day management of the Portfolio’s cash flows, which includes directing the Portfolio’s purchases and sales to ensure that the Portfolio’s holdings remain reflective of the “target portfolio.” Mr. Huber, currently Principal, Portfolio Manager and Director of Research of HWCM, joined HWCM in 2000 as Portfolio Manager and Analyst and soon thereafter became the Director of Research.

Ms. McKenna participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. She has authority to direct trading activity on the Fund. Ms. McKenna, currently Principal and Portfolio Manager of HWCM, joined HWCM in 1995 as Portfolio Manager and Analyst.

Mr. Majcher participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He is jointly responsible for the day-to-day management of the Portfolio’s cash flows, which includes directing the Portfolio’s purchases and sales to ensure that the Portfolio’s holdings remain reflective of the “target portfolio.” Mr. Majcher, currently Principal and Portfolio Manager of HWCM, joined HWCM in 1996 as Analyst and became Portfolio Manager in 1999.

Neuberger Berman Management Inc. (“NB Management”), 605 Third Avenue, New York, NY 10158, serves as Sub-advisor for the AST Neuberger Berman Mid-Cap Value Portfolio, and a portion of the AST Small-Cap Growth Portfolio.

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NB Management and its predecessor firms have specialized in the management of mutual funds since 1950. Neuberger Berman, LLC, an affiliate of NB Management, acts as a principal broker in the purchase and sale of portfolio securities for the Portfolios for which it serves as Sub-advisor, and provides NB Management with certain assistance in the management of the Portfolios without added cost to the Portfolios or ASISI. NB Management and its affiliates manage securities accounts, including mutual funds, that had approximately $89.2 billion of assets as of December 31, 2004. NB Management is a subsidiary of Lehman Brothers Holdings Inc.

The portfolio managers responsible for the day-to-day management of the AST Neuberger Berman Mid-Cap Value Portfolio are Andrew Wellington and David M. DiDomenico. Mr. Wellington has been managing the Portfolio since May 2003. Mr. Wellington has been with NB Management since 2001, where he is currently a Managing Director and a Portfolio Manager. From 2000 until 2001, Mr. Wellington served as a Portfolio Manager at Pzena Investment Management (“Pzena”). From 1996 until 1999, he served as a Senior Research Analyst at Pzena. Mr. DiDomenico is a Vice President of NB Management and Neuberger Berman LLC. He has been an associate manager of the Portfolio since December 2003. He held a position at a private equity firm from 1999 to 2002. Prior to 1999 he was an analyst at another investment firm.

The portfolio manager responsible for the day-to-day management of NB Management’s portion of the AST Small-Cap Growth Portfolio is Michael Fasciano. Mr. Fasciano started managing the Portfolio in May 2005. Mr. Fasciano has been a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC since 2001. Prior to joining Neuberger Berman, he managed Fasciano Fund, Inc., from its inception in 1988 until 2001.

T. Rowe Price International, Inc. (“T. Rowe International”), 100 East Pratt Street, Baltimore, Maryland 21202, serves as Sub-advisor for the AST T. Rowe Price Global Bond Portfolio. T. Rowe International is a wholly-owned subsidiary of T. Rowe Price and the successor of Rowe Price-Fleming International, Inc., a joint venture in which T. Rowe Price was a participant that was founded in 1979. T. Rowe International is one of the world’s largest international mutual fund asset managers with approximately $23 billion under management as of December 31, 2004 in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore, Buenos Aires and Paris.

The AST T. Rowe Price Global Bond Portfolio has an investment advisory group that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio’s investment program. The advisory group consists of Ian Kelson, Christopher Rothery, Daniel O. Shackelford, Brian Brennan and Michael Conelius. Mr. Kelson is the lead member of the Portfolio’s advisory group, responsible for implementing and monitoring the Portfolio’s overall investment strategy. Mr. Kelson joined T. Rowe Price International in November 2000 and is the firm’s Head of International Fixed Income. From 1989 to 1999, Mr. Kelson was Head of Fixed Income at Morgan Grenfell/Deutsche Asset Management (“Morgan Grenfell”) where he was responsible for $50 billion in global fixed income assets. Mr. Rothery joined T. Rowe Price International in 1994 and has 16 years of experience managing multi-currency fixed-income portfolios.  Mr. Rothery is responsible for making recommendations regarding the Portfolio’s non-U.S. investment grade investments. Mr. Shackelford joined T. Rowe Price in 1999; prior to that he was the Principal and Head of Fixed Income for Investment Counselors of Maryland. Mr. Brennan joined T. Rowe Price in 2000; prior to that he was a fixed income manager at Howard Hughes Medical Institute. Mr. Shackelford and Mr. Brennan are responsible for making recommendations regarding the fund’s U.S. investment-grade investments. Mr. Conelius joined T. Rowe Price International in 1995 and focuses on the Portfolio’s emerging market sovereign debt investments.

William Blair & Company, L.L.C., located at 222 West Adams Street, Chicago, Illinois 60606, serves as Sub-advisor to the AST William Blair International Growth Portfolio. Since its founding in 1935, the firm has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2004, William Blair managed approximately $26.2 billion in assets.

The portfolio manager responsible for the day-today management of the AST William Blair International Growth Portfolio is W. George Greig. Mr. Greig is a principal of William Blair and Company, L.L.C. (“William Blair”). He joined the firm’s Investment Management Department in 1996 as an international portfolio manager. He headed international equities for PNC bank in Philadelphia from 1995 to 1996. He earned a bachelor’s degree from Massachusetts Institute of Technology and an M.B.A. from the Wharton School of the University of Pennsylvania. Mr. Greig, the portfolio manager of the AST International Growth Fund, is primarily responsible for the day-to-day management of the portfolio, other registered investment companies, other pooled investment vehicles, and other advisory accounts.

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Fees and Expenses:

Investment Management Fees.   ASISI receives a fee, payable each month, for the performance of its services. ASISI pays each Sub-advisor a portion of such fee for the performance of the Sub-advisory services at no additional cost to any Portfolio. The Investment Management fee for each Portfolio will differ, reflecting the differing objectives, policies and restrictions of each Portfolio. Each Portfolio’s fee is accrued daily for the purposes of determining the sale and redemption price of the Portfolio’s shares. The Portfolios do not pay any fee to PI.

The fees paid to ASISI for the fiscal year ended December 31, 2004, stated as a percentage of the Portfolio’s average daily net assets, were as follows:

Portfolio:	Annual Rate:
AST William Blair International Growth	1.00
AST Small-Cap Growth	0.90
AST Neuberger Berman Mid-Cap Value	0.90
AST Alger All-Cap Growth	0.95
AST Goldman Sachs Concentrated Growth	0.90
AST Hotchkis & Wiley Large-Cap Value	0.75
AST T. Rowe Price Global Bond	0.80

For more information about investment management fees, including voluntary fee waivers and the fee rates applicable at various asset levels, and the fees payable by ASISI to each of the Sub-advisors, please see the Trust’s SAI under “Investment Advisory and Other Services.”

Other Expenses.   In addition to Investment Management fees, each Portfolio pays other expenses, including costs incurred in connection with the maintenance of its securities law registrations, printing and mailing prospectuses and statements of additional information to shareholders, certain office and financial accounting services, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholder meetings. The Trust may also pay Participating Insurance Companies for printing and delivery of certain documents (including prospectuses, semi-annual and annual reports and any proxy materials) to holders of variable annuity contracts and variable life insurance policies whose assets are invested in the Trust as well as for other services. Currently, each Portfolio pays each Participating Insurance Company 0.10% on assets attributable to that company.

Distribution Plan.   Until November 18, 2004, the Trust utilized a Distribution Plan (the “Distribution Plan”) under Rule 12b-1 under the Investment Company Act of 1940 that permitted American Skandia Marketing, Incorporated (“ASM”) and affiliates of ASISI and PI (the “Distributor”) to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use those commissions to promote the sale of shares of the Portfolios. Under the Distribution Plan, transactions for the purchase and sale of securities for a Portfolio were directed to certain brokers for execution (“clearing brokers”) who agreed to pay part of the brokerage commissions received on these transactions to the Distributor for “introducing” transactions to the clearing broker. In turn, the Distributor used the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to dealers. The Portfolios did not pay any separate fees or charges under the Distribution Plan, and it was expected that the brokerage commissions paid by a Portfolio would not increase as the result of the Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

TAX MATTERS:

Each Portfolio intends to distribute substantially all its net investment income. Dividends from investment income are expected to be declared and distributed annually, although the Trustees of the Trust may decide to declare dividends at other intervals. Similarly, any net realized long- and short-term capital gains of each Portfolio will be declared and distributed at least annually either during or after the close of the Portfolio’s fiscal year. Distributions will be made to the various separate accounts of the Participating Insurance Companies and to qualified plans (not to holders of variable insurance contracts or to plan participants) in the form of additional shares (not in cash). The result is that the investment performance of the Portfolios, either in the form of dividends or capital gains, will be reflected in the value of the variable contracts or the qualified plans.

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Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders, and plan participants should consult any applicable plan documents for information on the federal income tax consequences to such participants. In addition, variable contract owners and qualified plan participants may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

The following is a description of certain securities and investment methods that the Portfolios may invest in or use, and certain of the risks associated with such securities and investment methods. The primary investment focus of each Portfolio is described above under “Investment Objective and Policies” and an investor should refer to that section to obtain information about each Portfolio. In general, whether a particular Portfolio may invest in a specific type of security or use an investment method is described above or in the Trust’s SAI under “Investment Objectives and Policies.” As noted below, however, certain risk factors and investment methods apply to all or most of the Portfolios.

DERIVATIVE INSTRUMENTS:

To the extent permitted by the investment objectives and policies of a Portfolio, a Portfolio may invest in securities and other instruments that are commonly referred to as “derivatives.” For instance, a Portfolio may purchase and write (sell) call and put options on securities, securities indices and foreign currencies, enter into futures contracts and use options on futures contracts, and enter into swap agreements with respect to foreign currencies, interest rates, and securities indices. In general, derivative instruments are securities or other instruments whose value is derived from or related to the value of some other instrument or asset.

There are many types of derivatives and many different ways to use them. Some derivatives and derivative strategies involve very little risk, while others can be extremely risky and can lead to losses in excess of the amount invested in the derivative. A Portfolio may use derivatives to hedge against changes in interest rates, foreign currency exchange rates or securities prices, to generate income, as a low cost method of gaining exposure to a particular securities market without investing directly in those securities, or for other reasons.

The use of these strategies involves certain special risks, including the risk that the price movements of derivative instruments will not correspond exactly with those of the investments from which they are derived. In addition, strategies involving derivative instruments that are intended to reduce the risk of loss can also reduce the opportunity for gain. Furthermore, regulatory requirements for a Portfolio to set aside assets to meet its obligations with respect to derivatives may result in a Portfolio being unable to purchase or sell securities when it would otherwise be favorable to do so, or in a Portfolio needing to sell securities at a disadvantageous time. A Portfolio may also be unable to close out its derivatives positions when desired. There is no assurance that a Portfolio will engage in derivative transactions. Certain derivative instruments and some of their risks are described in more detail below.

Options.   Most of the Portfolios may purchase or write (sell) call or put options on securities, financial indices or currencies. The purchaser of an option on a security or currency obtains the right to purchase (in the case of a call option) or sell (in the case of a put option) the security or currency at a specified price within a limited period of time. Upon exercise by the purchaser, the writer (seller) of the option has the obligation to buy or sell the underlying security at the exercise price. An option on a securities index is similar to an option on an individual security, except that the value of the option depends on the value of the securities comprising the index, and all settlements are made in cash.

A Portfolio will pay a premium to the party writing the option when it purchases an option. In order for a call option purchased by a Portfolio to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and other transaction costs. Similarly, in order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and other transaction costs.

Generally, the Portfolios will write call options only if they are covered (i.e., the Portfolio owns the security subject to the option or has the right to acquire it without additional cost or, if additional cash consideration is required, cash or other assets determined to be liquid in such amount are segregated on the Portfolios’ records). By writing a call option, a Portfolio assumes the risk that it may be required to deliver a security for a price lower than its market value at the time the option is exercised. Effectively, a Portfolio that writes a covered call option gives up the opportunity for gain above the

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exercise price should the market price of the underlying security increase, but retains the risk of loss should the price of the underlying security decline. A Portfolio will write call options in order to obtain a return from the premiums received and will retain the premiums whether or not the options are exercised, which will help offset a decline in the market value of the underlying securities. A Portfolio that writes a put option likewise receives a premium, but assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

A Portfolio may sell an option that it has previously purchased prior to the purchase or sale of the underlying security. Any such sale would result in a gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the option. A Portfolio may terminate an option it has written by entering into a closing purchase transaction in which it purchases an option of the same series as the option written.

Futures Contracts and Related Options.   Each Portfolio (except the the AST Neuberger Berman Mid-Cap Value Portfolio) may enter into financial futures contracts and related options. The seller of a futures contract agrees to sell the securities or currency called for in the contract and the buyer agrees to buy the securities or currency at a specified price at a specified future time. Financial futures contracts may relate to securities indices, interest rates or foreign currencies. Futures contracts are usually settled through net cash payments rather than through actual delivery of the securities underlying the contract. For instance, in a stock index futures contract, the two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value when the contract expires and the price specified in the contract. A Portfolio may use futures contracts to hedge against movements in securities prices, interest rates or currency exchange rates, or as an efficient way to gain exposure to these markets.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract at the exercise price at any time during the life of the option. The writer of the option is required upon exercise to assume the opposite position.

Under regulations of the Commodity Futures Trading Commission (“CFTC”), no Portfolio will:

(i)    purchase or sell futures or options on futures contracts or stock indices for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of each Portfolio’s net assets; and

(ii)   enter into any futures contracts if the aggregate amount of that Portfolio’s commitments under outstanding futures contracts positions would exceed the market value of its total assets.

Risks of Options and Futures Contracts.   Options and futures contracts can be highly volatile and their use can reduce a Portfolio’s performance. Successful use of these strategies requires the ability to predict future movements in securities prices, interest rates, currency exchange rates, and other economic factors. If a Sub-advisor seeks to protect a Portfolio against potential adverse movements in the relevant financial markets using these instruments, and such markets do not move in the predicted direction, the Portfolio could be left in a less favorable position than if such strategies had not been used. A Portfolio’s potential losses from the use of futures extends beyond its initial investment in such contracts.

Among the other risks inherent in the use of options and futures are (a) the risk of imperfect correlation between the price of options and futures and the prices of the securities or currencies to which they relate, (b) the fact that skills needed to use these strategies are different from those needed to select portfolio securities and (c) the possible need to defer closing out certain positions to avoid adverse tax consequences. With respect to options on stock indices and stock index futures, the risk of imperfect correlation increases the more the holdings of the Portfolio differ from the composition of the relevant index. These instruments may not have a liquid secondary market. Option positions established in the over-the-counter market may be particularly illiquid and may also involve the risk that the other party to the transaction fails to meet its obligations.

FOREIGN SECURITIES:

Investments in securities of foreign issuers may involve risks that are not present with domestic investments. While investments in foreign securities can reduce risk by providing further diversification, such investments involve “sovereign risks” in addition to the credit and market risks to which securities generally are subject. Sovereign risks includes local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). Compared to United States

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issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. In some countries, there may also be the possibility of expropriation or confiscatory taxation, difficulty in enforcing contractual and other obligations, political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Further, it may be more difficult for the Trust’s agents to keep currently informed about corporate actions and decisions that may affect the price of portfolio securities. Brokerage commissions on foreign securities exchanges, which may be fixed, may be higher than in the United States. Settlement of transactions in some foreign markets may be less frequent or less reliable than in the United States, which could affect the liquidity of investments. For example, securities that are traded in foreign markets may trade on days (such as Saturday or Holidays) when a Portfolio does not compute its price or accept purchase or redemption orders. As a result, a shareholder may not be able to act on developments taking place in foreign countries as they occur.

American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and International Depositary Receipts (“IDRs”).   ADRs are U.S. dollar-denominated receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign issuer. ADRs generally are publicly traded in the United States. ADRs are subject to many of the same risks as direct investments in foreign securities, although ownership of ADRs may reduce or eliminate certain risks associated with holding assets in foreign countries, such as the risk of expropriation. EDRs, GDRs and IDRs are receipts similar to ADRs that typically trade in countries other than the United States.

Depositary receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded as depositary receipts. In unsponsored programs, the issuer may not be directly involved in the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

Developing Countries.   Although none of the Portfolios invest primarily in securities of issuers in developing countries, many of the Funds may invest in these securities to some degree. Many of the risks described above with respect to investing in foreign issuers are accentuated when the issuers are located in developing countries. Developing countries may be politically and/or economically unstable, and the securities markets in those countries may be less liquid or subject to inadequate government regulation and supervision. Developing countries have often experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in these countries to decline. Securities of issuers in developing countries may be more volatile and, in the case of debt securities, more uncertain as to payment of interest and principal. Investments in developing countries may include securities created through the Brady Plan, under which certain heavily-indebted countries have restructured their bank debt into bonds.

Currency Fluctuations.   Investments in foreign securities may be denominated in foreign currencies. The value of a Portfolio’s investments denominated in foreign currencies may be affected, favorably or unfavorably, by exchange rates and exchange control regulations. A Portfolio’s share price may, therefore, also be affected by changes in currency exchange rates. Foreign currency exchange rates generally are determined by the forces of supply and demand in foreign exchange markets, including perceptions of the relative merits of investment in different countries, actual or perceived changes in interest rates or other complex factors. Currency exchange rates also can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. In addition, a Portfolio may incur costs in connection with conversions between various currencies.

Foreign Currency Transactions.   A Portfolio that invests in securities denominated in foreign currencies will need to engage in foreign currency exchange transactions. Such transactions may occur on a “spot” basis at the exchange rate prevailing at the time of the transaction. Alternatively, a Portfolio may enter into forward foreign currency exchange contracts. A forward contract involves an obligation to purchase or sell a specified currency at a specified future date at a price set at the time of the contract. A Portfolio may enter into a forward contract to increase exposure to a foreign currency when it wishes to “lock in” the U.S. dollar price of a security it expects to or is obligated to purchase or sell in the future. This practice may be referred to as “transaction hedging.” In addition, when a Portfolio’s Sub-advisor believes that the currency of a particular country may suffer or enjoy a significant movement compared to another currency, the Portfolio may enter into a forward contract to sell or buy the first foreign currency (or a currency that acts as a proxy for such

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currency). This practice may be referred to as “portfolio hedging.” In any event, the precise matching of the forward contract amounts and the value of the securities involved generally will not be possible. No Portfolio will enter into a forward contract if it would be obligated to sell an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in or exposed to that currency, or will sell an amount of proxy currency in excess of the value of securities denominated in or exposed to the related currency unless open positions in forwards used for non-hedging purposes are covered by the segregation on the Portfolios’ records of assets determined to be liquid and marked to market daily. The effect of entering into a forward contract on a Portfolio’s share price will be similar to selling securities denominated in one currency and purchasing securities denominated in another. Although a forward contract may reduce a Portfolio’s losses on securities denominated in foreign currency, it may also reduce the potential for gain on the securities if the currency’s value moves in a direction not anticipated by the Sub-advisor. In addition, foreign currency hedging may entail significant transaction costs.

COMMON AND PREFERRED STOCKS:

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company’s income for purposes of receiving dividend payments and on the company’s assets in the event of liquidation. (Some of the Sub-advisors consider preferred stocks to be equity securities for purposes of the various Portfolios’ investment policies and restrictions, while others consider them fixed income securities.) After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

FIXED INCOME SECURITIES:

Most of the Portfolios, including the Portfolios that invest primarily in equity securities, may invest to some degree in bonds, notes, debentures and other obligations of corporations and governments. Fixed-income securities are generally subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest and principal payments as they come due. The ratings given a security by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”), which are described in detail in the Appendix to the Trust’s SAI, provide a generally useful guide as to such credit risk. The lower the rating, the greater the credit risk the rating service perceives to exist with respect to the security. Increasing the amount of Portfolio assets invested in lower-rated securities generally will increase the Portfolio’s income, but also will increase the credit risk to which the Portfolio is subject. Market risk relates to the fact that the prices of fixed income securities generally will be affected by changes in the level of interest rates in the markets generally. An increase in interest rates will tend to reduce the prices of such securities, while a decline in interest rates will tend to increase their prices. In general, the longer the maturity or duration of a fixed income security, the more its value will fluctuate with changes in interest rates.

Lower-Rated Fixed Income Securities.   Lower-rated high-yield bonds (commonly known as “junk bonds”) are those that are rated lower than the four highest categories by a nationally recognized statistical rating organization (for example, lower than Baa by Moody’s or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the Sub-advisor. Lower-rated bonds are generally considered to be high risk investments as they are subject to greater credit risk than higher-rated bonds. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated high-yield bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. Because the risk of default is higher in lower-rated bonds, a Sub-advisor’s research and analysis tend to be very important ingredients in the selection of these bonds. In addition, the exercise by an issuer of redemption or call provisions that are common in lower-rated bonds may result in their replacement by lower yielding bonds.

Bonds rated in the four highest ratings categories are frequently referred to as “investment grade.” However, bonds rated in the fourth category (Baa or BBB) are considered medium grade and may have speculative characteristics.

MORTGAGE-BACKED SECURITIES:

Mortgage-backed securities are securities representing interests in “pools” of mortgage loans on residential or commercial real property and that generally provide for monthly payments of both interest and principal, in effect “passing

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through” monthly payments made by the individual borrowers on the mortgage loans (net of fees paid to the issuer or guarantor of the securities). Mortgage-backed securities are frequently issued by U.S. Government agencies or Government-sponsored enterprises, and payments of interest and principal on these securities (but not their market prices) may be guaranteed by the full faith and credit of the U.S. Government or by the agency only, or may be supported by the issuer’s ability to borrow from the U.S. Treasury. Mortgage-backed securities created by non-governmental issuers may be supported by various forms of insurance or guarantees.

Like other fixed-income securities, the value of a mortgage-backed security will generally decline when interest rates rise. However, when interest rates are declining, their value may not increase as much as other fixed-income securities, because early repayments of principal on the underlying mortgages (arising, for example, from sale of the underlying property, refinancing, or foreclosure) may serve to reduce the remaining life of the security. If a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments on some mortgage-backed securities may necessitate that a Portfolio find other investments, which, because of intervening market changes, will often offer a lower rate of return. In addition, the mortgage securities market may be particularly affected by changes in governmental regulation or tax policies.

Collateralized Mortgage Obligations (CMOs).   CMOs are a type of mortgage pass-through security that are typically issued in multiple series with each series having a different maturity. Principal and interest payments from the underlying collateral are first used to pay the principal on the series with the shortest maturity; in turn, the remaining series are paid in order of their maturities. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

Stripped Mortgage-Backed Securities.   Stripped mortgage-backed securities are mortgage pass-through securities that have been divided into interest and principal components. “IOs” (interest only securities) receive the interest payments on the underlying mortgages while “POs” (principal only securities) receive the principal payments. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in an IO class of a stripped mortgage-backed security may fail to recoup fully its initial investment, even if the IO class is highly rated or is derived from a security guaranteed by the U.S. Government. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security. Unlike other fixed-income and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

Asset-backed securities conceptually are similar to mortgage pass-through securities, but they are secured by and payable from payments on assets such as credit card, automobile or trade loans, rather than mortgages. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support or enhancement provided. In addition, asset-backed securities involve prepayment risks that are similar in nature to those of mortgage pass-through securities.

CONVERTIBLE SECURITIES AND WARRANTS:

Certain of the Portfolios may invest in convertible securities. Convertible securities are bonds, notes, debentures and preferred stocks that may be converted into or exchanged for shares of common stock. Many convertible securities are rated below investment grade because they fall below ordinary debt securities in order of preference or priority on the issuer’s balance sheet. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Frequently, convertible securities are callable by the issuer, meaning that the issuer may force conversion before the holder would otherwise choose.

Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants. The value of warrants may fluctuate more than the value of the securities underlying the warrants. A warrant will expire without value if the rights under such warrant are not exercised prior to its expiration date.

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WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

The Portfolios (other than the AST Neuberger Berman Mid-Cap Value Portfolio and the Alger All-Cap Growth Portfolio) may purchase securities on a when-issued, delayed-delivery or forward commitment basis. These transactions generally involve the purchase of a security with payment and delivery due at some time in the future. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. If the seller fails to complete the sale, the Portfolio may lose the opportunity to obtain a favorable price and yield. While the Portfolios will generally engage in such when-issued, delayed-delivery and forward commitment transactions with the intent of actually acquiring the securities, a Portfolio may sometimes sell such a security prior to the settlement date.

Certain Portfolios may also sell securities on a delayed-delivery or forward commitment basis. If the Portfolio does so, it will not participate in future gains or losses on the security. If the other party to such a transaction fails to pay for the securities, the Portfolio could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

Subject to guidelines adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, and well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Sub-advisor under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

Each Portfolio may enter into repurchase agreements. Repurchase agreements are agreements by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements must be fully collateralized and can be entered into only with well-established banks and broker-dealers that have been deemed creditworthy by the Sub-advisor. Repurchase transactions are intended to be short-term transactions, usually with the seller repurchasing the securities within seven days. Repurchase agreements that mature in more than seven days are subject to a Portfolio’s limit on illiquid securities.

A Portfolio that enters into a repurchase agreement may lose money in the event that the other party defaults on its obligation and the Portfolio is delayed or prevented from disposing of the collateral. A Portfolio also might incur a loss if the value of the collateral declines, and it might incur costs in selling the collateral or asserting its legal rights under the agreement. If a defaulting seller filed for bankruptcy or became insolvent, disposition of collateral might be delayed pending court action.

REVERSE REPURCHASE AGREEMENTS:

Certain Portfolios (specifically, the AST William Blair International Growth Portfolio, the AST Small-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, and the AST Goldman Sachs Concentrated Growth Portfolio) may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio sells a portfolio instrument and agrees to repurchase it at an agreed upon date and price, which reflects an effective interest rate. It may also be viewed as a borrowing of money by the Portfolio and, like borrowing money, may increase fluctuations in a Portfolio’s share price. When entering into a reverse repurchase agreement, a Portfolio must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

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BORROWING:

Each Portfolio may borrow money from banks or broker/dealers. Each Portfolio’s borrowings are limited so that immediately after such borrowing the value of the Portfolio’s assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should a Portfolio, for any reason, have borrowings that do not meet the above test, such Portfolio must reduce such borrowings so as to meet the necessary test within three business days. The AST Neuberger Berman Mid-Cap Value Portfolio will not purchase securities when outstanding borrowings are greater than 5% of the Portfolio’s total assets. If a Portfolio borrows money, its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

Each Portfolio may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or others (collectively, a “Borrower”) for the purpose of realizing additional income. Voting rights on loaned securities typically pass to the borrower, although a Portfolio has the right to terminate a securities loan, usually within three business days, in order to vote on significant matters or for other reasons. All securities loans will be collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies at least equal in value to the market value of the loaned securities. Any cash collateral received by a Portfolio in connection with such loans normally will be invested in short-term instruments, which may not be immediately liquid under certain circumstances. Any losses resulting from the investment of cash collateral would be borne by the lending Portfolio. The Portfolio could also suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of a Borrower’s default. These events could trigger adverse tax consequences to a Portfolio. Lending securities involves certain other risks, including the risk that the Portfolio will be delayed or prevented from recovering the collateral if the borrower fails to timely return a loaned security and the risk that an increase in interest rates may result in unprofitable securities loans made to Borrowers.

OTHER INVESTMENT COMPANIES:

Investments of Uninvested Cash.   The Trust has made arrangements with certain unaffiliated money market mutual funds so that the Sub-advisors for the various Portfolios can “sweep” excess cash balances of the Portfolios to those funds for temporary investment purposes. Under the Investment Company Act of 1940, as amended, a Portfolio’s investment in such unaffiliated money market mutual funds is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of a Portfolio’s total assets with respect to any one investment company; and (c) 10% of a Portfolio’s total assets in the aggregate. Certain Sub-advisors may invest Portfolio assets in money market funds that they advise or in other investment companies after obtaining appropriate exemptive relief from certain provisions of the Act. Pursuant to an exemptive order issued by the Commission, the Sub-advisors can also “sweep” excess cash balances of the Portfolios to one or more affiliated money market mutual funds or short-term bond funds for temporary investment purposes, so long as no more than 25% of a Portfolio’s total assets are invested in shares of an affiliated money market mutual fund or short-term bond fund.

Investments in Other Investment Companies.   Investments by the Portfolios in other investment companies will result in an additional layer of fees for Portfolio shareholders. The additional layer of fees is charged to the Portfolios in their capacity as a shareholder in the other investment company. Under the Investment Company Act of 1940, as amended, a Portfolio’s investment in other investment companies is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of the Portfolio’s total assets with respect to any one investment company; and (c) 10% of the Portfolio’s total assets in the aggregate.

EXCHANGE-TRADED FUNDS (ETFs):

ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. Consistent with their respective investment objectives and when otherwise permissible, the various portfolios could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. ETFs have management fees which increase their costs.

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SHORT SALES “AGAINST THE BOX”:

The AST William Blair International Growth Portfolio, the AST Small-Cap Growth Portfolio, the AST Goldman Sachs Concentrated Growth Portfolio, and the AST Hotchkis & Wiley Large-Cap Value Portfolio, make short sales “against the box.” A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

INITIAL PUBLIC OFFERINGS:

Certain Portfolios may participate in the initial public offering (“IPO”) market, and a portion of a Portfolio’s returns may be attributable to Portfolio investments in IPOs. There is no guarantee that as a Portfolio’s assets grow it will be able to experience significant improvement in performance by investing in IPOs. A Portfolio’s purchase of shares issued as part of, or a short period after, companies’ IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

DISCLOSURE OF PORTFOLIO HOLDINGS:

A description of the Trust’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Trust’s Statement of Additional Information and on the Trust’s website at www.americanskandia.prudential.com. The Trust will provide a full list of each Portfolio’s portfolio holdings as of the end of the fiscal quarter on its website within 60 days after the end of its fiscal quarter. In addition, the Trust may release each Portfolio’s top ten holdings, sector and country breakdowns, and largest industries on a monthly basis. Such information will be posted to the Trust’s website no earlier than 15 days after the end of each month. These postings can be located at www.americanskandia.prudential.com

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AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

			Increase (Decrease) from Investment Operations			Less Distributions
		Net Asset	Net	Net
		Value	Investment	Realized &	Total from	From Net	From Net
	Period	Beginning	Income	Unrealized	Investment	Investment	Realized	Total
Portfolio	Ended	of Period	(Loss)	Gain (Loss)	Operations	Income	Gains	Distributions
AST William Blair	12/31/04	$10.44	$ 0.06	$ 1.62	$ 1.68	$ (0.11)	$ —	$ (0.11)
International Growth	12/31/03	7.46	0.06	3.04	2.98	—	—	—
	12/31/02	10.39	0.11	(2.71)	(2.60)	(0.33)	—	(0.33)
	12/31/01	18.72	0.12	(3.73)	(3.61)	(0.82)	(3.90)	(4.72)
	12/31/00	25.10	(0.04)	(6.03)	(6.07)	(0.13)	(0.18)	(0.31)
AST	12/31/04	$15.12	$ (0.14)	$ (0.91)	$ (1.05)	$ —	$ —	$ —
Small-Cap Growth	12/31/03	10.41	(0.09)	4.80	4.71	—	—	—
	12/31/02	15.87	(0.13)	(5.33)	(5.46)	—	—	—
	12/31/01	20.30	(0.07)	(1.27)	(1.34)	—	(3.09)	(3.09)
	12/31/00	42.61	(0.22)	(18.08)	(18.30)	—	(4.01)	(4.01)

(1)                 Annualized for periods less than one year.

(2)                 Commenced operations on January 3, 2000.

(3)                 Commenced operations on May 1, 2000.

(4)                 Commenced operations on October 23, 2000.

(5)                 Commenced operations on May 1, 2001.

(6)                 Commenced operations on May 1, 2002.

*                    Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan, as described in Note 3 to the Financial Statements.

**             These annual total returns do not consider the effect of sales load or insurance contract charges.

†                     Amount represents less than $.005 per share.

See Notes to Financial Statements.

F-1

	Supplemental Data			Ratios of Expenses to Average Net Assets(1)*
Net Asset				After Advisory	Before Advisory	Ratio of Net
Value		Net Assets at	Portfolio	Fee Waiver	Fee Waiver	Investment Income
End	Total	End of Period	Turnover	and Expense	and Expense	(Loss) to Average
of Period	Return**	(in 000's)	Rate	Reimbursement	Reimbursement	Net Assets(1)
$12.01	16.15%	$ 1,342,879	94%	1.15%	1.26%	0.31%
10.44	39.95%	641,549	88%	1.24%	1.34%	0.46%
7.46	(25.67%)	318,832	94%	1.32%	1.32%	0.41%
10.39	(23.55%)	587,377	74%	1.24%	1.24%	0.64%
18.72	(24.62%)	1,094,019	75%	1.18%	1.19%	(0.02%)
$14.07	(6.94%)	$ 226,131	237%	1.16%	1.16%	(0.87%)
15.12	45.24%	338,191	107%	1.20%	1.20%	(0.65%)
10.41	(34.41%)	254,026	123%	1.23%	1.23%	(0.74%)
15.87	(6.47%)	494,900	136%	1.16%	1.16%	(0.51%)
20.30	(48.16%)	592,038	85%	1.07%	1.07%	(0.54%)

F-2

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

				Increase (Decrease) from Investment Operations			Less Distributions
			Net Asset	Net	Net
			Value	Investment	Realized &	Total from	From Net	From Net
	Period		Beginning	Income	Unrealized	Investment	Investment	Realized	Total
Portfolio	Ended		of Period	(Loss)	Gain (Loss)	Operations	Income	Gains	Distributions
AST Neuberger Berman	12/31/04		$17.80	$ 0.03	$ 3.94	$ 3.97	$ (0.02)	$ (0.45)	$ (0.47)
Mid-Cap Value	12/31/03		13.09	0.02	4.72	4.74	(0.03)	—	(0.03)
	12/31/02		15.41	0.03	(1.56)	(1.53)	(0.08)	(0.71)	(0.79)
	12/31/01		16.85	0.08	(0.60)	(0.52)	(0.02)	(0.90)	(0.92)
	12/31/00		13.32	0.02	3.60	3.62	(0.04)	(0.05)	(0.09)
AST Alger	12/31/04		$ 4.96	$ (0.02)	$ 0.44	$ 0.42	$ —	$ —	$ —
All-Cap Growth	12/31/03		3.66	(0.02)	1.32	1.30	—	—	—
	12/31/02		5.70	(0.04)	(2.00)	(2.04)	—	—	—
	12/31/01		6.84	(0.02)	(1.12)	(1.14)	—	—	—
	12/31/00	(2)	10.00	—	(3.16)	(3.16)	—	—	—

(1)                 Annualized for periods less than one year.

(2)                 Commenced operations on January 3, 2000.

(3)                 Commenced operations on May 1, 2000.

(4)                 Commenced operations on October 23, 2000.

(5)                 Commenced operations on May 1, 2001.

(6)                 Commenced operations on May 1, 2002.

*                    Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan, as described in Note 3 to the Financial Statements.

**             These annual total returns do not consider the effect of sales load or insurance contract charges.

†                     Amount represents less than $.005 per share.

See Notes to Financial Statements.

F-3

	Supplemental Data			Ratios of Expenses to Average Net Assets(1)*
Net Asset				After Advisory	Before Advisory	Ratio of Net
Value		Net Assets at	Portfolio	Fee Waiver	Fee Waiver	Investment Income
End	Total	End of Period	Turnover	and Expense	and Expense	(Loss) to Average
of Period	Return**	(in 000's)	Rate	Reimbursement	Reimbursement	Net Assets
$ 21.30	22.84%	$ 1,309,786	68%	1.09%	1.05%	0.17%
17.80	36.32%	1,027,374	70%	1.15%	1.15%	0.15%
13.09	(10.56%)	760,973	92%	1.16%	1.16%	0.20%
15.41	(3.03%)	1,003,034	221%	1.22%	1.22%	0.55%
16.85	27.49%	978,649	220%	1.24%	1.24%	0.19%
$ 5.38	8.47%	$ 334,430	175%	1.38%	1.38%	(0.34%)
4.96	35.52%	402,505	159%	1.40%	1.40%	(0.53%)
3.66	(35.79%)	323,286	182%	1.29%	1.29%	(0.67%)
5.70	(16.67%)	743,059	150%	1.20%	1.20%	(0.37%)
6.84	(31.60%)	205,079	123%	1.24%	1.24%	(0.05%)

F-4

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

			Increase (Decrease) from Investment Operations			Less Distributions
		Net Asset	Net	Net
		Value	Investment	Realized &	Total from	From Net	From Net
	Period	Beginning	Income	Unrealized	Investment	Investment	Realized	Total
Portfolio	Ended	of Period	(Loss)	Gain (Loss)	Operations	Income	Gains	Distributions
AST Goldman Sachs	12/31/04	$ 20.85	$ 0.10	$ 0.67	$ 0.77	$ —	$ —	$ —
Concentrated Growth	12/31/03	16.71	(0.05)	4.25	4.20	(0.06)	—	(0.06)
	12/31/02	23.97	0.06	(7.18)	(7.12)	(0.14)	—	(0.14)
	12/31/01	35.08	0.13	(11.24)	(11.11)	—	—	—
	12/31/00	55.21	(0.06)	(15.55)	(15.61)	(0.07)	(4.45)	(4.52)
AST Hotchkis & Wiley	12/31/04	$ 14.66	$ 0.18	$ 2.05	$ 2.23	$ (0.23)	$ —	$ (0.23)
Large-Cap Value	12/31/03	12.55	0.24	2.18	2.42	(0.31)	—	(0.31)
	12/31/02	15.59	0.30	(2.96)	(2.66)	(0.38)	—	(0.38)
	12/31/01	17.59	0.34	(1.82)	(1.48)	(0.36)	(0.16)	(0.52)
	12/31/00	18.65	0.38	0.32	0.70	(0.36)	(1.40)	(1.76)

(1)                 Annualized for periods less than one year.

(2)                 Commenced operations on January 3, 2000.

(3)                 Commenced operations on May 1, 2000.

(4)                 Commenced operations on October 23, 2000.

(5)                 Commenced operations on May 1, 2001.

(6)                 Commenced operations on May 1, 2002.

*                    Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan, as described in Note 3 to the Financial Statements.

**             These annual total returns do not consider the effect of sales load or insurance contract charges.

†                     Amount represents less than $.005 per share.

See Notes to Financial Statements.

F-5

	Supplemental Data			Ratios of Expenses to Average Net Assets(1)*
Net Asset				After Advisory	Before Advisory	Ratio of Net
Value		Net Assets at	Portfolio	Fee Waiver	Fee Waiver	Investment Income
End	Total	End of Period	Turnover	and Expense	and Expense	(Loss) to Average
of Period	Return**	(in 000's)	Rate	Reimbursement	Reimbursement	Net Assets
$ 21.62	3.69%	$ 968,778	18%	1.04%	1.11%	0.43%
20.85	25.25%	1,151,200	21%	1.06%	1.13%	(0.26%)
16.71	(29.84%)	1,147,612	109%	1.06%	1.09%	0.23%
23.97	(31.67%)	2,452,732	46%	1.04%	1.07%	0.45%
35.08	(30.97%)	4,262,410	34%	1.00%	1.04%	(0.13%)
$ 16.66	15.45%	$ 636,810	127%	0.90%	0.94%	1.05%
14.66	19.94%	640,112	100%	0.98%	0.98%	1.50%
12.55	(17.49%)	660,533	32%	0.95%	0.95%	1.80%
15.59	(8.59%)	1,029,069	26%	0.91%	0.92%	2.17%
17.59	4.74%	1,173,070	55%	0.94%	0.95%	2.25%

F-6

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

			Increase (Decrease) from Investment Operations			Less Distributions
		Net Asset	Net	Net
		Value	Investment	Realized &	Total from	From Net	From Net
	Period	Beginning	Income	Unrealized	Investment	Investment	Realized	Total
Portfolio	Ended	of Period	(Loss)	Gain (Loss)	Operations	Income	Gains	Distributions
AST T. Rowe Price	12/31/04	$12.10	$0.17	$0.81	$0.98	$(0.72)	$(0.20)	$(0.92)
Global Bond	12/31/03	11.10	0.27	1.12	1.39	(0.37)	(0.02)	(0.39)
	12/31/02	9.65	0.05	1.40	1.45	—	—	—
	12/31/01	9.40	0.56	(0.31)	0.25	—	—	—
	12/31/00	9.60	0.48	(0.53)	(0.05)	(0.15)	—	(0.15)

(1)                 Annualized for periods less than one year.

(2)                 Commenced operations on January 3, 2000.

(3)                 Commenced operations on May 1, 2000.

(4)                 Commenced operations on October 23, 2000.

(5)                 Commenced operations on May 1, 2001.

(6)                 Commenced operations on May 1, 2002.

*                    Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan, as described in Note 3 to the Financial Statements.

**             These annual total returns do not consider the effect of sales load or insurance contract charges.

†                     Amount represents less than $.005 per share.

See Notes to Financial Statements.

F-7

	Supplemental Data			Ratios of Expenses to Average Net Assets(1)*
Net Asset				After Advisory	Before Advisory	Ratio of Net
Value		Net Assets at	Portfolio	Fee Waiver	Fee Waiver	Investment Income
End	Total	End of Period	Turnover	and Expense	and Expense	(Loss) to Average
of Period	Return**	(in 000's)	Rate	Reimbursement	Reimbursement	Net Assets
$12.16	8.64%	$362,017	111%	1.07%	1.07%	2.58%
12.10	12.86%	229,630	196%	1.06%	1.06%	2.57%
11.10	15.03%	209,594	323%	1.06%	1.06%	3.13%
9.65	2.66%	108,014	187%	0.87%	1.08%	4.83%
9.40	(0.45%)	122,200	171%	1.12%	1.12%	4.35%

F-8

NOTES

Mailing Address
American Skandia Trust
One Corporate Drive
Shelton, CT 06484
Investment Managers
American Skandia Investment Services, Incorporated	Prudential Investments LLC
One Corporate Drive	Gateway Center Three, 100 Mulberry Street
Shelton, CT 06484	Newark, NJ 07102
Sub-Advisors
Eagle Asset Management
Fred Alger Management, Inc.
Goldman Sachs Asset Management, L.P.
Hotchkis and Wiley Capital Management, LLC
Neuberger Berman Management Inc.
T. Rowe Price International, Inc.
William Blair & Company L.L.C.
Custodians
PFPC Trust Company	JP Morgan Chase Bank
400 Bellevue Parkway	4 MetroTech Center
Wilmington, DE 19809	Brooklyn, NY 11245
Administrator
Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809
Independent Registered Public Accounting Firm
KPMG LLP
757 Third Avenue
New York, NY 10017
Legal Counsel	Counsel to the Independent Trustees
Goodwin Procter LLP	Bell, Boyd & Lloyd LLC
901 New York Avenue, N.W.	70 West Madison Street
Washington, D.C. 20001	Chicago, IL 60602

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 752-6342 or by writing to the American Skandia Trust at One Corporate Drive, Shelton, Connecticut 06484.

Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number.

Delivery of Prospectus and other Documents to Households.   To lower costs and eliminate duplicate documents sent to your address, the Trust, in accordance with applicable laws and regulations, may begin mailing only one copy of the Trust’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and wish to revoke this consent or otherwise would prefer to continue to receive your own copy, you should call 1-800-SKANDIA or write to “American Skandia Trust, c/o American Skandia Life Assurance Corporation.” at P.O. Box 7038, Bridgeport, CT 06601-9642. The Trust will begin sending individual copies to you within thirty days of receipt of revocation.

The information in the Trust’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Trust is available on the EDGAR database on the Commission’s Internet site at http://www.sec.gov.

Investment Company Act File No. 811-5186

PROSPECTUS	MAY 1, 2005

AMERICAN SKANDIA TRUST

One Corporate Drive, Shelton, Connecticut 06484

American Skandia Trust (the “Trust”) is an investment company made up of 37 separate portfolios (“Portfolios”). This prospectus discusses  the following 17 portfolios:

AST William Blair International Growth Portfolio

AST Small-Cap Growth Portfolio

AST DeAM Small-Cap Growth Portfolio

AST Goldman Sachs Small-Cap Value Portfolio

AST Small-Cap Value Portfolio

AST Goldman Sachs Mid-Cap Growth Portfolio

AST Neuberger Berman Mid-Cap Growth Portfolio

AST Neuberger Berman Mid-Cap Value Portfolio

AST Alger All-Cap Growth Portfolio

AST MFS Growth Portfolio

AST Marsico Capital Growth Portfolio

AST Goldman Sachs Concentrated Growth Portfolio

AST Hotchkis & Wiley Large-Cap Value Portfolio

AST Cohen & Steers Realty Portfolio

AST American Century Income & Growth Portfolio

AST PIMCO Total Return Bond Portfolio

AST PIMCO Limited Maturity Bond Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Trust is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Trust received an order from the Securities and Exchange Commission permitting its Investment Managers, subject to approval by its Board of Trustees, to change sub-advisors of each Portfolio without shareholder approval. For more information, please see this Prospectus under “Management of the Trust.”

Caption
3	RISK/RETURN SUMMARY
13	PAST PERFORMANCE
22	FEES AND EXPENSES OF THE PORTFOLIOS:
24	INVESTMENT OBJECTIVES AND POLICIES:
24	AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO:
25	AST SMALL-CAP GROWTH PORTFOLIO:
27	AST DeAM SMALL-CAP GROWTH PORTFOLIO:
28	AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO:
29	AST SMALL-CAP VALUE PORTFOLIO:
31	AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO:
32	AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
34	AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO:
35	AST ALGER ALL-CAP GROWTH PORTFOLIO:
36	AST MFS GROWTH PORTFOLIO:
36	AST MARSICO CAPITAL GROWTH PORTFOLIO:
38	AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO:
39	AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO:
40	AST COHEN & STEERS REALTY PORTFOLIO:
41	AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO:
42	AST PIMCO TOTAL RETURN BOND PORTFOLIO:
46	AST PIMCO LIMITED MATURITY BOND PORTFOLIO:
49	PORTFOLIO TURNOVER:
50	NET ASSET VALUE:
50	PURCHASE AND REDEMPTION OF SHARES:
51	MANAGEMENT OF THE TRUST:
60	TAX MATTERS:
61	CERTAIN RISK FACTORS AND INVESTMENT METHODS:

RISK/RETURN SUMMARY

American Skandia Trust (the “Trust”) is comprised of thirty-seven investment portfolios (the “Portfolios”) seventeen of which are discussed in this prospectus. The Portfolios are designed to provide a wide range of investment options. Each Portfolio has its own investment goal and style (and, as a result, its own level of risk). Some of the Portfolios offer potential for high returns with correspondingly higher risk, while others offer stable returns with relatively less risk. It is possible to lose money when investing even in the most conservative of the Portfolios. Investments in the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

It is not possible to provide an exact measure of the risk to which a Portfolio is subject, and a Portfolio’s risk will vary based on the securities that it holds at a given time. Nonetheless, based on each Portfolio’s investment style and the risks typically associated with that style, it is possible to assess in a general manner the risks to which a Portfolio will be subject. The following discussion highlights the investment strategies and risks of each Portfolio. Additional information about each Portfolio’s potential investments and its risks is included in this Prospectus under “Investment Objectives and Policies.”

International and Global Portfolios:

Portfolio:	Investment Goal:	Primary Investments:
William Blair International Growth	Long-term capital growth	The Portfolio invests primarily in equity securities of foreign companies.

Principal Investment Strategies:

The AST William Blair International Growth Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests primarily in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The Portfolio invests primarily in companies selected for their growth potential. The Sub-advisor generally takes a “bottom up” approach to choosing investments for the Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure.

Principal Risks:

•       The international and global portfolios are equity funds, and the primary risk of each is that the value of the stocks they hold will decline. Stocks can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally. Accordingly, loss of money is a risk of investing in each of these funds.

•       The level of risk of the international portfolios will generally be higher than the level of risk associated with domestic equity funds. Foreign investments involve risks such as fluctuations in currency exchange rates, less liquid and more volatile securities markets, unstable political and economic structures, reduced availability of information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers. While the AST William Blair International Growth Portfolio does not invest primarily in companies located in developing countries, it may invest in those companies to some degree, and the risks of foreign investment may be accentuated by investment in developing countries.

Capital Growth Portfolios:

Portfolio:	Investment Goal:	Primary Investments:
Small-Cap Growth	Capital growth	The Portfolio invests primarily in common stocks of small capitalization companies.
DeAM Small-Cap Growth	Maximum capital growth	The Portfolio invests primarily in equity securities of small capitalization companies included in the Russell 2000® Growth Index.
Goldman Sachs Small-Cap Value	Long-term capital growth	The Portfolio invests primarily in equity securities of small capitalization companies that are believed to be undervalued.
Small-Cap Value	Long-term capital growth	The Portfolio invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued.
Goldman Sachs Mid-Cap Growth	Long-term capital growth	The Portfolio invests primarily in equity securities of medium-sized companies.
Neuberger Berman Mid-Cap Growth	Capital growth	The Portfolio invests primarily in common stocks of medium capitalization companies.
Neuberger Berman Mid-Cap Value	Capital growth	The Portfolio invests primarily in common stocks of medium capitalization companies.
Alger All-Cap Growth	Long-term capital growth	The Portfolio invests primarily in common and preferred stocks.
MFS Growth	Long-term capital growth and future income	The Portfolio invests primarily in common stocks and related securities.
Marsico Capital Growth	Capital growth	The Portfolio invests primarily in common stocks, with the majority of the Portfolio’s assets in large capitalization stocks.
Goldman Sachs Concentrated Growth	Capital growth	The Portfolio invests primarily in equity securities.
Hotchkis & Wiley Large-Cap Value	Current income and long-term growth of income, as well as capital appreciation	The Portfolio invests at least 80% of its net assets plus borrowings for investment purposes in common stocks of large cap U.S. companies.

Principal Investment Strategies:

The AST Small-Cap Growth Portfolio (formerly, the AST State Street Research Small-Cap Growth Portfolio) will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. For purposes of the Portfolio, small-sized companies are those that have market capitalizations similar to the market capitalizations of the companies in the Russell 2000® Growth Index at the time of the Portfolio’s investment. The Sub-advisor expects to focus primarily on those securities whose market capitalizations or annual revenues are less than $1 billion at the time of purchase. The size of the companies in the Russell 2000® Growth Index and those on which the Sub-advisor intends to focus the Portfolio’s investments will change with market conditions. As of December 31, 2004, the average market capitalization of the companies in the Russell 2000® Growth Index was $522 million and the median market capitalization was $1.03 billion. The size of the companies in the Russell 2000® Growth Index will change with market conditions. The Sub-Advisor uses its own fundamental research, computer models and proprietary measures of growth in determining which stocks to select for the Portfolio. The Sub-Advisor’s investment strategy seeks to identify stocks of companies which have strong business momentum, earnings growth, superior management teams as well as stocks of those companies whose earnings growth potential may not be currently recognized by the market and whose stock may be considered to be underpriced using various financial measurements employed by the Sub-advisor, such as price-to-earnings ratios.

The AST DeAM Small-Cap Growth Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The Portfolio pursues its investment objective by primarily investing in the equity securities of small-sized companies included in the Russell 2000® Growth Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Sub-advisor employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 2000® Growth Index, but which outperforms the Russell 2000® Growth Index through active stock selection. The Russell 2000® Growth Index is a market capitalization index that measures the performance of small-sized companies with above average growth prospects. As of December 31, 2004, the average market capitalization of the companies in the Russell 2000® Growth Index was $1.03 billion and the median market capitalization was $522 million. The size of the companies in the Russell 2000® Growth Index will change with market conditions. The targeted tracking error of this Portfolio is 4% with a standard deviation of +/- 4%. It is possible that the deviation may be higher. For purposes of this Portfolio, the strategy of attempting to correlate a stock portfolio’s market risk with that of a particular index, in this case the Russell 2000® Growth Index, while improving upon the return of the same index through active stock selection, is called a “managed alpha” strategy.

The Sub-advisor considers a number of factors in determining whether to invest in a growth stock, including earnings growth rate, analysts’ estimates of future earnings and industry-relative price multiples. Other factors are net income growth versus cash flow growth as well as earnings and price momentum. In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. However, the Portfolio may occasionally make investments for short-term capital appreciation. The Sub-advisor generally takes a “bottom up” approach to building the Portfolio, searching for individual companies that demonstrate the best potential for significant return.

The AST Goldman Sachs Small-Cap Value Portfolio will seek its objective through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. Typically, in choosing stocks, the Sub-advisor looks for companies using the Sub-advisor’s value investment philosophy. The Sub-advisor seeks to identify well-positioned businesses that have attractive returns on capital, sustainable earnings and cash flow, and strong company management focused on long-term returns to shareholders as well as attractive valuation opportunities where the intrinsic value is not reflected in the stock price.

Price and Prospects.   All successful investing should thoughtfully weigh two important attributes of a stock:  price and prospects. Since most value managers tend to focus almost exclusively on price, they often underestimate the importance of prospects. The Sub-advisor believes a company’s prospective ability to generate high cash flow and returns on capital will strongly influence investment success.

Uncertainty creates opportunity.   Some stock price declines truly reflect a permanently disadvantaged business model. These stocks are the “value traps” that mire price-oriented investors. Other stock price declines merely reflect near-term market volatility. Through our proprietary research and strong valuation discipline, the Sub-Advisor seeks to purchase well-positioned, cash-generating businesses run by shareholder-oriented managements at a price low enough to provide a healthy margin of safety.

Avoiding “value traps.”   The Sub-Advisor believes the key to successful investing in the small cap value space is to avoid the “losers” or “value traps.”  Academic studies have shown that small cap value has historically outperformed other asset classes, but with higher volatility and less liquidity. By focusing on stock selection within sectors and avoiding the “losers,” we believe we can participate in the long-term performance of small cap value with much less risk than other managers.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets. The Portfolio generally defines small capitalization stocks as stocks of companies with a capitalization of $4 billion or less. The Portfolio may invest up to 25% of its assets in foreign securities.

The AST Small-Cap Value Portfolio (formerly, the AST Gabelli Small-Cap Value Portfolio) will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The Portfolio generally defines small capitalization companies as companies with a capitalization of $2 billion or less (applies at the time the Portfolio invests its assets). The assets of the Portfolio are independently managed by three Sub-advisors under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio’s assets to each of the Sub-advisors. The allocations will be reviewed by the Investment Managers periodically, and the allocations may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Sub-advisor will follow the Portfolio’s policy of investing, under normal circumstances, at least 80% of the Portfolio’s assets in small capitalization companies, each Sub-advisor expects to utilize different investment strategies to achieve the Portfolio’s objective of long-term capital growth. The current asset allocations and principal investment strategies for each of the Sub-advisors is summarized below:

JP Morgan currently manages approximately 73% of the Portfolio’s assets. The Sub-advisor follows a three step process. First, a rigorous quantitative model is used to evaluate the prospects of each company in the investable universe and rank each company’s relative attractiveness within its economic sector based on a number of factors including valuation and improving fundamentals. Next, the results of the quantitative model are reviewed and modified based on the fundamental stock and industry insights of the sector specific research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks are the least attractive, based on the rankings from the first two steps, while trying to minimize uncompensated risks relative to the benchmark.

Lee Munder currently manages approximately 15% of the Portfolio’s assets. The Sub-advisor seeks the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The Sub-advisor’s research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Sub-advisor generally looks to the following: (1) Low price/earnings, price/book value or total capitalization/cash flow ratios relative to the company’s peers; (2) Low stock price relative to a company’s underlying asset values; (3) A sound balance sheet and other positive financial characteristics. The Sub-advisor then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company, such as takeover efforts, a change in management, or a plan to improve the business through restructuring or other means.

Integrity currently manages approximately 12% of the Portfolio’s assets. The Sub-advisor focuses on achieving capital appreciation by maintaining a diversified portfolio of small capitalization stocks that are currently undervalued, yet poised to outperform. To identify these stocks, the Sub-advisor follows a disciplined process seeking two key elements: prudent value and improving sentiment. Prudent value implies that a statistically “cheap” stock, trading below its estimate of intrinsic value, will deliver strong total return over time. The process also identifies catalysts that lead to improving investor sentiment. Risk exposure is continuously evaluated throughout the process to ensure consistent long-term performance versus the Russell 2000® Value Index.

The AST Goldman Sachs Mid-Cap Growth Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. The Fund pursues its objective by investing primarily in equity securities selected for their growth potential. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. For purposes of the Portfolio, medium-sized companies are those whose market capitalizations (measured at the time of investment) fall within the range of companies in the Russell Mid Cap Growth Index. As of December 31, 2004, the average market capitalization of the companies in the Russell Mid Cap Growth Index was $7.02 billion and the median market capitalization was $3.55 billion. The Sub-advisor generally takes a “bottom up” approach to choosing investments for the Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Sub-advisor makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

The AST Neuberger Berman Mid-Cap Growth Portfolio will invest, under normal circumstances, at least 80% of its net assets in common stocks of mid-capitalization companies. For purposes of the Portfolio, a mid-capitalization company is defined as a company whose market capitalization is within the range of market capitalizations of companies in the Russell Midcap® Index. As of December 31, 2004, the average market capitalization of the companies in the Russell Midcap® Index was $7.38 billion and the median market capitalization was $3.68 billion. The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The Sub-advisor employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the Sub-advisor looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the Sub-advisor analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company’s products; earnings growth relative to competitors; and market valuation in comparison to a stock’s own historical norms and the stocks of other mid-cap companies.

The Sub-advisor follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

The AST Neuberger Berman Mid-Cap Value Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. Companies with equity market capitalizations that fall within the range of the Russell Midcap® Index at the time of investment are considered mid-cap companies for purposes of the Portfolio. As of December 31, 2004, the average market capitalization of the companies in the Russell MidCap® Index was $7.38 billion and the median market capitalization was $3.68 billion. Some of the Portfolio’s assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Portfolio seeks to reduce risk by diversifying among many companies and industries.

Under the Portfolio’s value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are undervalued and that may rise in price when other investors realize their worth. Factors that the Sub-advisor may use to identify these companies include strong fundamentals, such as a low price-to-earnings ratio, consistent cash flow, and a sound track record through all phases of the market cycle. The Sub-advisor may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Sub-advisor generally considers selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

The AST Alger All-Cap Growth Portfolio invests primarily in equity securities, such as common or preferred stocks, that are listed on U.S. exchanges or in the over-the-counter market. The Portfolio may invest in the equity securities of companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-advisor’s assessment of particular companies and market conditions.

The Portfolio invests primarily in growth stocks. The Sub-advisor believes that these stocks are those of two types of companies:

•       High Unit Volume Growth Companies. These are vital creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

•       Positive Life Cycle Change Companies. These are companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management, products or technologies, restructurings or reorganizations, or mergers and acquisitions.

The AST MFS Growth Portfolio invests, under normal circumstances, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies that the Sub-advisor believes offer better than average prospects for long-term growth. The Sub-advisor uses a “bottom up,” as opposed to “top down,” investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis of individual companies by the Sub-advisor.

The Portfolio may invest up to 35% of its net assets in foreign securities.

The AST Marsico Capital Growth Portfolio invests primarily in the common stocks of large companies (typically companies that have a market capitalization in the range of $4 billion or more) that are selected for their growth potential. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times when the Portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions.

In selecting investments for the Portfolio the Sub-advisor uses an approach that combines “top-down” macroeconomic analysis with “bottom-up” stock selection.

The “top-down” approach takes into consideration such macro-economic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, the Sub-advisor may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of observed financial trends. As a result of the “top-down” analysis, the Sub-advisor seeks to identify sectors, industries and companies that may benefit from the overall trends the Sub-advisor has observed.

The Sub-advisor then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, the Sub-advisor may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow , apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, the Sub-advisor may visit with various levels of a company’s management, as well as with (as relevant) its customers, suppliers, distributors and competitors. The Sub-advisor also may prepare detailed earnings and cash flow models of companies. These models may assist the Sub-advisor in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company’s past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

The Sub-advisor may reduce or sell investments in portfolio companies if, in the opinion of the Sub-advisor, a company’s fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Portfolio’s core investments generally are comprised of well-known, established growth companies. However, the Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Portfolio to incur higher transaction costs (which may adversely affect the Portfolio’s performance) and may increase taxable distributions for shareholders.

The AST Goldman Sachs Concentrated Growth Portfolio will pursue its objective by investing primarily in equity securities. Equities securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. Investments will be in companies that the Sub-advisor believes have potential to achieve capital appreciation over the long-term. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Sub-adviser to be positioned for long-term growth.

The AST Hotchkis & Wiley Large-Cap Value Portfolio seeks to achieve its objective by investing at least 80% of its net assets plus borrowings for investment purposes in common stocks of large cap U.S. companies. The Sub-advisor considers large cap companies to be those with market capitalizations like those found in the Russell 1000 Index. Market capitalization range of the Index changes constantly, but as of December 31, 2004, the range was from $385.2 billion to $495 million. Market capitalization is measured at the time of initial purchase. Some of these securities may be acquired in IPOs. Normally, the Portfolio invests at least 80% of its net assets in stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases.

Principal Risks:

•       All of the capital growth portfolios are equity funds, and the primary risk of each is that the value of the stocks they hold will decline. Stocks can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally. These declines can be substantial. Accordingly, loss of money is a risk of investing in each of these Portfolios.

•       The risk to which the capital growth portfolios are subject depends in part on the size of the companies in which the particular portfolio invests. Securities of smaller companies tend to be subject to more abrupt and erratic price movements than securities of larger companies, in part because they may have limited product lines, markets, or financial resources. Market capitalization, which is the total market value of a company’s outstanding stock, is often used to classify companies based on size. Therefore, the AST Small-Cap Growth Portfolio, the AST DeAM Small-Cap Growth Portfolio, the AST Goldman Sachs Small-Cap Value Portfolio, and the AST Small-Cap Value Portfolio can be expected to be subject to the highest degree of risk relative to the other capital growth funds. The AST Goldman Sachs Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio and the AST Neuberger Berman Mid-Cap Value Portfolio can be expected to be subject to somewhat less risk, and the AST MFS Growth Portfolio, the AST Marsico Capital Growth Portfolio, the AST Goldman Sachs Concentrated Growth Portfolio, the AST DeAM Large-Cap Value Portfolio, and the AST Hotchkis & Wiley Large-Cap Value Portfolio to somewhat less risk than the mid-cap funds. The AST Alger All-Cap Growth Portfolio may invest in equity securities of companies without regard to capitalization, and may include large and small companies at the same time.

•       The AST Small-Cap Growth Portfolio, the AST DeAM Small-Cap Growth Portfolio, the AST Goldman Sachs Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Alger All-Cap Growth Portfolio, the AST MFS Growth Portfolio, the AST Marsico Capital Growth Portfolio, and the AST Goldman Sachs Concentrated Growth Portfolio take a growth approach to investing, while the AST Goldman Sachs Small-Cap Value Portfolio, the AST Small-Cap Value Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, and the AST Hotchkis & Wiley Large-Cap Value Portfolio generally take a value approach. Value stocks are believed to be selling at prices lower than what they are actually worth, while growth stocks are those of companies that are expected to grow at above-average rates. A portfolio investing primarily in growth stocks will tend to be subject to more risk than a value fund, although this will not always be the case. Value stocks are subject to the risks that the market may not recognize the stock’s actual value or that the market actually valued the stock appropriately.

•       The AST Goldman Sachs Concentrated Growth Portfolio is a non-diversified fund in that it may hold larger positions in a smaller number of securities. As a result, a single security’s increase or decrease in value may have a greater impact on the Portfolio’s share price and total return.

Growth and Income Portfolios:

Portfolio:	Investment Goal:	Primary Investments:
Cohen & Steers Realty	Maximize total return	The Portfolio invests primarily in equity securities of real estate companies.
American Century Income & Growth	Capital growth and, secondarily, current income	The Portfolio invests primarily in stocks of large U.S. companies selected through quantitative investment techniques.

Principal Investment Strategies:

The AST Cohen & Steers Realty Portfolio will invest, under normal circumstances, at least 80% of its net assets in securities of real estate related issuers. Under normal circumstances, the Portfolio will invest substantially all of its assets in the equity securities of real estate companies. Such equity securities will consist of common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the Sub-advisor’s view, a significant element of the securities’ value, and preferred stocks.

For purposes of the Portfolio’s investment policies, a “real estate company” is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of real estate or that has at least 50% of its assets in real estate. The Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies. Real estate companies may include real estate investment trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests.

The AST American Century Income & Growth Portfolio’s investment strategy utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the Sub-advisor ranks stocks, primarily the 1,500 largest publicly traded companies in the United States (measured by the value of the stock), from most attractive to least attractive. This is determined by using a computer model that combines measures of at stock’s value as well as measures of its growth potential. To measure value, the Sub-advisor uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the Sub-advisor uses the rate of growth in a company’s earnings and changes in its earnings estimates, as well as other factors.

In the second step, the Sub-advisor uses a technique called portfolio optimization. In portfolio optimization, the Sub-advisor uses a computer to build a portfolio of stocks from the ranking described above that it believes will provide the optimal balance between risk and expected return. The goal is to create a portfolio that provides better returns than its benchmark without taking on significant additional risk.

Principal Risks:

•       Both equity securities (e.g., stocks) and fixed income securities (e.g., bonds) can decline in value, and the primary risk of each of the growth and income portfolios is that the value of the securities they hold will decline. The degree of risk to which the growth and income portfolios are subject is likely to be somewhat less than a portfolio investing exclusively for capital growth. Nonetheless, the share prices of the growth and income portfolios can decline substantially. Accordingly, loss of money is a risk of investing in each of these funds.

•       The AST Cohen & Steers Realty Portfolio, and the AST American Century Income & Growth Portfolio invest primarily in equity securities. The values of equity securities tend to fluctuate more widely than the values of fixed income securities. Therefore, those growth and income portfolios that invest primarily in equity securities will likely be subject to somewhat higher risk than those portfolios that invest in both equity and fixed income securities.

•       Each of the Portfolios that makes significant investments in fixed income securities may invest to some degree in lower-quality fixed income securities, which are subject to greater risk that the issuer may fail to make interest and principal payments on the securities when due. Each of these Portfolios generally invests in intermediate-to long-term fixed income securities. Fixed income securities with longer maturities are generally subject to greater risk than fixed income securities with shorter maturities, in that their values will fluctuate more in response to changes in market interest rates. To the extent the Portfolio’s fixed income component is invested in mortgage-backed securities, there may be increased volatility due to interest-rate fluctuations.

•       The AST Cohen & Steers Realty Portfolio is subject to an additional risk factor because it is less diversified than most equity funds and could therefore experience sharp price declines when conditions are unfavorable in the real estate sector. Real estate securities may be subject to risks similar to those associated with direct ownership of real estate. These include risks related to economic conditions, heavy cash flow dependency, overbuilding, extended vacancies of properties, changes in neighborhood values, and zoning, environmental and housing regulations.

Fixed Income Portfolios:

Portfolio:	Investment Goal:	Primary Investments:
PIMCO Total Return Bond	Maximize total return, consistent with preservation of capital	The Portfolio invests primarily in higher-quality fixed income securities of varying maturities, so that the Portfolio’s expected average duration will be from three to six years.
PIMCO Limited Maturity Bond	Maximize total return, consistent with preservation of capital	The Portfolio invests primarily in higher-quality fixed income securities of varying maturities, so that the Portfolio’s expected average duration will be from one to three years.

Principal Investment Strategies:

The AST PIMCO Total Return Bond Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities, including:

(1)          securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

(2)          corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

(3)          mortgage and other asset-backed securities;

(4)          inflation-indexed bonds issued by both governments and corporations;

(5)          structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;

(6)          delayed funding loans and revolving credit securities;

(7)          bank certificates of deposit, fixed time deposits and bankers’ acceptances;

(8)          repurchase agreements and reverse repurchase agreements;

(9)          debt securities issued by state or local governments and their agencies and government-sponsored enterprises;

(10)   obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;

(11)   derivative instruments, including swap agreements; and

(12)   obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market that the Sub-advisor believes to be relatively undervalued. In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio’s assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor’s outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration is one of the fundamental tools used by the Sub-advisor.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three- to six-year time frame based on the Sub-advisor’s forecast for interest rates. The Portfolio can and routinely does invest in certain complex fixed income securities (including mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) that many other fixed income funds do not utilize. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade (“junk bonds”) (or, if unrated, determined by the Sub-advisor to be of comparable quality).

The AST PIMCO Limited Maturity Bond Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities, including::

(1)          securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

(2)          corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

(3)          mortgage and other asset-backed securities;

(4)          inflation-indexed bonds issued by both governments and corporations;

(5)          structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;

(6)          delayed funding loans and revolving credit securities;

(7)          bank certificates of deposit, fixed time deposits and bankers’ acceptances;

(8)          repurchase agreements and reverse repurchase agreements;

(9)          debt securities issued by state or local governments and their agencies and government-sponsored enterprises;

(10)   obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and

(11)   obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market that the Sub-advisor believes to be relatively undervalued. In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio’s assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor’s outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration is one of the fundamental tools used by the Sub-advisor.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a one- to three-year time frame based on the Sub-advisor’s forecast for interest rates. The Portfolio can and routinely does invest in certain complex fixed income securities (including mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) that many other fixed income funds do not utilize. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade (“junk bonds”) (or, if unrated, determined by the Sub-advisor to be of comparable quality).

Principal Risks:

•       The risk of a fund or portfolio investing primarily in fixed income securities is determined largely by the quality and maturity characteristics of its portfolio securities. Lower-quality fixed income securities are subject to greater risk that the company may fail to make interest and principal payments on the securities when due. Fixed income securities with longer maturities (or durations) are generally subject to greater risk than securities with shorter maturities, in that their values will fluctuate more in response to changes in market interest rates. Accordingly, loss of money is a risk of investing in each of these funds.

•       The average duration or maturity of the AST PIMCO Total Return Bond Portfolio generally will be longer than that of the AST PIMCO Limited Maturity Bond Portfolio, and funds having longer average maturities or durations can be expected to be subject to a greater level of risk than shorter-term funds. As funds that invest primarily in high-quality fixed income securities, the level of risk to which the AST PIMCO Total Return Bond Portfolio and AST PIMCO Limited Maturity Bond Portfolio are subject can be expected to be less than most equity funds. Nonetheless, the fixed income securities held by these Portfolios can decline in value because of changes in their quality, in market interest rates, or for other reasons. While the complex fixed income securities invested in and investment practices engaged in by the AST PIMCO Total Return Bond Portfolio and AST PIMCO Limited Maturity Portfolio are designed to increase their return or hedge their investments, these securities and practices may increase the risk to which the Portfolios are subject.

PAST PERFORMANCE

The bar charts show the performance of each Portfolio for each full calendar year the Portfolio has been in operation. The tables below each bar chart show each such Portfolio’s best and worst quarters during the periods included in the bar chart, as well as average annual total returns for each Portfolio for one, five, and ten years (or since inception, if shorter). This information provides some indication of each Portfolio’s risks by showing changes in performance from year to year and by comparing the Portfolio’s performance with that of a broad-based securities index. The performance figures do not reflect any charges associated with the variable insurance contracts through which Portfolio shares are purchased; the performance figures would be lower if they did. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how a Portfolio will perform in the future.

AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO*

Best Quarter	Worst Quarter
Up 59.16%, 4th quarter 1999	Down 21.19%, 3rd quarter 2001

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Morgan Stanley Capital International (MSCI) EAFE Index
1 year	16.15%	20.25%
5 years	-6.96%	-1.13%
Since inception (1/2/97)	7.30%	4.89%

*                    Prior to November 11, 2002, the AST William Blair International Growth Portfolio was known as the AST Janus Overseas Growth Portfolio, and Janus Capital Management LLC served as Sub-advisor to the Portfolio.

AST SMALL-CAP GROWTH PORTFOLIO*

Best Quarter	Worst Quarter
Up 79.79%, 4th quarter 1999	Down 31.21%, 4th quarter 2000

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 2000 Index**	Index: Russell 2000 Growth Index
1 year	-6.94%	10.87%	18.33%	14.31%
5 years	-15.54%	-2.30%	6.61%	-3.57%
10 years	6.15%	12.07%	11.54%	7.12%

*       Between February 1, 2005 and April 30, 2005, the Portfolio’s Sub-advisor was BlackRock Advisors, Inc. Between May 1, 2004 and January 31, 2005, the Portfolio was known as the AST State Street Research Small-Cap Growth Portfolio and State Street Research and Management Company served as its Sub-Advisor. Between September 14, 2001 and April 30, 2004, the Portfolio was known as the AST PBHG Small-Cap Growth Portfolio and Pilgrim Baxter & Associates, Ltd served as its Sub-advisor. Between January 1, 1999 and September 14, 2001, the Portfolio was known as the AST Janus Small-Cap Growth Portfolio, and Janus Capital Management LLC served as its Sub-advisor. Prior to January 1, 1999, the Portfolio was known as the Founders Capital Appreciation Portfolio, and Founders Asset Management LLC served as its Sub-advisor.

**    The Portfolio has changed its broad-based securities market index from the Standard & Poors 500 Index to the Russell 2000 Index because the Russell 2000 Index better reflects the composition of the Portfolio.

AST DeAM SMALL-CAP GROWTH PORTFOLIO*

Best Quarter	Worst Quarter
Up 23.08%, 2nd quarter 2003	Down 28.92%, 3rd quarter 2001

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Russell 2000 Index	Index: Russell 2000 Growth Index
1 year	9.44%	18.33%	14.31%
5 years	-7.64%	6.61%	-3.57%
Since Inception (1/4/99)	0.78%	8.92%	2.99%

*                    Prior to December 10, 2001, the Portfolio was known as the AST Scudder Small-Cap Growth Portfolio and Zurich Scudder Investments, Inc. served as its Sub-advisor.

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO*

Best Quarter	Worst Quarter
Up 22.89%, 2nd quarter 1999	Down 17.12%, 3rd quarter 2002

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Russell 2000 Index	Index: Russell 2000 Value Index
1 year	20.18%	18.33%	22.25%
5 years	18.09%	6.61%	17.23%
Since Inception (1/2/98)	13.97%	7.20%	10.73%

*                    Prior to May 1, 2001, the Portfolio was known as the AST Lord Abbett Small Cap Value Portfolio and Lord, Abbett & Co. served as its Sub-advisor.

AST SMALL-CAP VALUE PORTFOLIO*

Best Quarter	Worst Quarter
Up 19.09%, 2nd quarter 1999	Down 19.88%, 3rd quarter 1998

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Russell 2000 Index	Index: Russell 2000 Value Index
1 year	16.44%	18.33%	22.25%
5 years	13.31%	6.61%	17.23%
Since Inception (1/2/97)	10.14%	8.99%	13.16%

*                    Between October 23, 2000 and November 19, 2004, the Portfolio was known as the AST Gabelli Small-Cap Value Portfolio and GAMCO Advisors, Inc. served as its Sub-advisor. Prior to October 23, 2000, the Portfolio was known as the AST T. Rowe Price Small Company Value Portfolio, and T. Rowe Price Associates, Inc. served as its Sub-advisor.

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO*

Best Quarter	Worst Quarter
Up 18.12%, 2nd quarter 2003	Down 27.14%, 3rd quarter 2001

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Standard & Poors MidCap 400 Index	Index: Russell Mid-Cap Growth Index
1 year	16.36%	16.48%	15.48%
Since Inception (5/1/00)	-16.07%	8.29%	-5.42%

*                    Prior to November 11, 2002, the Portfolio was known as the AST Janus Mid-Cap Growth Portfolio, and Janus Capital Management, LLC served as its Sub-advisor.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO*

Best Quarter	Worst Quarter
Up 49.26%, 4th quarter 1999	Down 29.71%, 3rd quarter 2001

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Standard & Poors MidCap 400 Index	Index: Russell Mid-Cap Growth Index
1 year	16.07%	16.48%	15.48%
5 years	-6.59%	9.54%	-3.36%
10 years	8.17%	16.10%	11.23%

*                    Prior to May 1, 1998, the Portfolio was known as the Berger Capital Growth Portfolio, and Berger Associates, Inc. served as its Sub-advisor.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO*

Best Quarter	Worst Quarter
Up 15.95%, 4th quarter 1998	Down 14.90%, 3rd quarter 2002

Average annual total returns
for periods ended 12/31/04

	Portfolio	Index: Standard & Poors MidCap 400 Index	Index: Russell Mid-Cap Value Index
1 year	22.84%	16.48%	23.71%
5 years	13.12%	9.54%	13.48%
10 years	13.01%	16.10%	15.72%

*                    Prior to May 1, 1998, the Portfolio was known as the Federated Utility Income Portfolio, and Federated Investment Counseling served as its Sub-advisor.

AST ALGER ALL-CAP GROWTH PORTFOLIO*

Best Quarter	Worst Quarter
Up 16.58%, 2nd quarter 2003	Down 20.83%, 4th quarter 2000

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 3000 Growth Index
1 year	8.47%	10.87%	6.93%
Since Inception (1/3/00)	-11.66%	-2.30%	6.10%

*                    Due to the events of September 11, 2001, Massachusetts Financial Services Company (“MFS”) acted as interim co-sub-advisor in conjunction with Fred Alger Management, Inc. (“Alger”) for the AST Alger All-Cap Growth Portfolio (the “Alger Fund”) from September 17, 2001 through December 9, 2001. Effective December 10, 2001, Alger resumed the role as the sole sub-advisor for the Alger Fund.

AST MFS GROWTH PORTFOLIO

Best Quarter	Worst Quarter
Up 15.50%, 4th quarter 2001	Down 22.43%, 3rd quarter 2001

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 1000 Growth Index
1 year	10.69%	10.87%	6.30%
5 year	-6.48%	-2.30%	-9.29%
Since Inception (10/28/99)	-4.01%	-0.75%	-6.30%

AST MARSICO CAPITAL GROWTH PORTFOLIO

Best Quarter	Worst Quarter
Up 36.36%, 4th quarter 1999	Down 18.06%, 3rd quarter 2001

Average annual total returns
for periods ended 12/31/04

	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 1000 Growth Index
1 year	15.67%	10.87%	6.30%
5 years	-2.88%	-2.30%	-9.29%
Since Inception (12/22/97)	9.34%	4.77%	1.81%

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO*

Best Quarter	Worst Quarter
Up 33.97%, 4th quarter 1999	Down 26.71%, 1st quarter 2001

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 1000 Growth Index
1 year	3.69%	10.87%	6.30%
5 years	-15.54%	-2.30%	-9.29%
10 years	9.83%	12.07%	9.59%

*                    Prior to November 11, 2002, the Portfolio was known as the AST JanCap Growth Portfolio, and Janus Capital Management LLC served as its Sub-advisor.

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO*

Best Quarter	Worst Quarter
Up 13.27%, 2nd quarter 2003	Down 16.19%, 3rd quarter 2002

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 1000 Value Index
1 year	15.45%	10.87%	16.49%
5 years	1.81%	-2.30%	5.27%
10 years	10.04%	12.07%	13.83%

*                    Prior to May 1, 2004, the Portfolio was known as the AST INVESCO Capital Income Portfolio, and INVESCO Funds Group, Inc. served as its Sub-advisor.

AST COHEN & STEERS REALTY PORTFOLIO

Best Quarter	Worst Quarter
Up 17.44%, 4th quarter 2004	Down 9.07%, 3rd quarter 1999

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: NAREIT Equity REIT Index*	Index: Wilshire REIT Index**
1 year	37.95%	31.58%	33.14%
5 years	20.36%	21.92%	22.52%
Since Inception (1/2/98)	11.71%	11.34%	12.16%

*       The NAREIT Equity REIT Index is an unmanaged, capitalization-weighted index of all equity real estate investment trusts. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return.

**    The Wilshire REIT index seeks to provide a broad representation of the U.S. real estate securities markets. In order to be included in the REIT index, a company must be an equity owner and operator of commercial or residential real estate and must generate at least 75% of its revenue from such assets. It also must meet minimum requirements for market capitalization and liquidity. Certain types of securities, such as mortgage REITs, are excluded, as are companies with more than 25% of their assets in direct mortgage investments. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return.

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO*

Best Quarter	Worst Quarter
Up 16.72%, 4th quarter 1998	Down 17.11%, 3rd quarter 2002

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 1000 Index
1 year	12.59%	10.87%	11.40%
5 years	-1.02%	-2.30%	-1.76%
Since Inception (1/2/97)	6.09%	7.98%	8.12%

*       Prior to May 4, 1999, the Portfolio was known as the AST Putnam Value Growth and Income Portfolio, and Putnam Investment Management, Inc. served as its Sub-advisor.

AST PIMCO TOTAL RETURN BOND PORTFOLIO

Best Quarter	Worst Quarter
Up 6.22%, 3rd quarter 2001	Down 2.54%, 1st quarter 1996

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Lehman Brothers Aggregate Index
1 year	4.96%	4.34%
5 years	7.96%	7.71%
10 years	7.92%	7.72%

AST PIMCO LIMITED MATURITY BOND PORTFOLIO

Best Quarter	Worst Quarter
Up 2.83%, 3rd quarter 2001	Down 0.73%, 2nd quarter 2004

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Merrill Lynch 1-3 Year Index
1 year	2.07%	0.91%
5 years	5.56%	4.93%
Since Inception (5/2/95)	5.48%	5.46%

FEES AND EXPENSES OF THE PORTFOLIOS:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Unless otherwise indicated, the expenses shown below are for the year ending December 31, 2004.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	NONE*
Maximum Deferred Sales Charge (Load)	NONE*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE*
Redemption Fees	NONE*
Exchange Fee	NONE*

*       Because shares of the Portfolios may be purchased through variable insurance products, the prospectus of the relevant product should be carefully reviewed for information on the charges and expenses of those products. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

Portfolio:	Management Fees	Other Expenses(1),(2)	Total Annual Portfolio Operating Expenses
AST William Blair International Growth(3)	1.00	0.22	1.22
AST Small-Cap Growth	0.90	0.24	1.14
AST DeAM Small-Cap Growth(3)	0.95	0.22	1.17
AST Goldman Sachs Small-Cap Value	0.95	0.24	1.19
AST Small-Cap Value	0.90	0.18	1.08
AST Goldman Sachs Mid-Cap Growth(3)	1.00	0.25	1.25
AST Neuberger Berman Mid-Cap Growth(3)	0.90	0.22	1.12
AST Neuberger Berman Mid-Cap Value(3)	0.90	0.15	1.05
AST Alger All-Cap Growth	0.95	0.22	1.17
AST MFS Growth(3)	0.90	0.20	1.10
AST Marsico Capital Growth(3)	0.90	0.14	1.04
AST Goldman Sachs Concentrated Growth(3)	0.90	0.17	1.07
AST Hotchkis & Wiley Large-Cap Value(3)	0.75	0.19	0.94
AST Cohen & Steers Realty(3)	1.00	0.22	1.22
AST American Century Income & Growth	0.75	0.24	0.99
AST PIMCO Total Return Bond(3)	0.65	0.16	0.81
AST PIMCO Limited Maturity Bond(3)	0.65	0.17	0.82

(1)          Until November 18, 2004, the Trust had a Distribution Plan under Rule 12b-1 to permit an affiliate of the Trust’s Investment Managers to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolio.  The Distribution Plan was terminated effective November 18, 2004. The total annual portfolio operating expenses do not reflect any brokerage commissions paid pursuant to the Distribution Plan prior to the Plan’s termination.

(2)          As noted above, shares of the Portfolios generally are purchased through variable insurance products. The Trust has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included under “Other Expenses.” See this Prospectus under “Management of the Trust — Distribution Plans” for more information.

(3)          The Portfolios’ total actual annual operating expenses for the year ended December 31, 2004 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by American Skandia Investment Services, Inc. and Prudential Investments LLC at any time. After accounting for the waivers, reimbursements and offset arrangements, the Portfolio’s actual annual operating expenses were as follows:  AST William Blair International Growth: 1.11%; AST DeAM Small-Cap Growth: 1.02%; AST Goldman Sachs Mid-Cap Growth: 1.13%; AST Neuberger-Berman Mid-Cap Growth: 1.11%; AST Neuberger-Berman Mid-Cap Value: 1.04%; AST MFS Growth: 1.07%; AST Marsico Capital Growth: 1.02%; AST Goldman Sachs Concentrated Growth: 1.00%; AST PIMCO Total Return Bond: 0.78%; AST Hotchkis & Wiley Large-Cap Value: 0.90%; AST Cohen & Steers Realty: 1.11%; AST PIMCO Limited Maturity Bond: 0.79%.

EXPENSE EXAMPLES:

These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in a Portfolio for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the Portfolios’ total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After:
Portfolio:	1 yr.	3 yrs.	5 yrs.	10 yrs.
AST William Blair International Growth	124	387	670	1,477
AST Small-Cap Growth	116	362	628	1,386
AST DeAM Small-Cap Growth	119	372	644	1,420
AST Goldman Sachs Small-Cap Value	121	378	654	1,443
AST Small-Cap Value	110	343	595	1,317
AST Goldman Sachs Mid-Cap Growth	127	397	686	1,511
AST Neuberger Berman Mid-Cap Growth	114	356	617	1,363
AST Neuberger Berman Mid-Cap Value	107	334	579	1,283
AST Alger All-Cap Growth	119	372	644	1,420
AST MFS Growth	112	350	606	1,340
AST Marsico Capital Growth	106	331	574	1,271
AST Goldman Sachs Concentrated Growth	109	340	590	1,306
AST Hotchkis & Wiley Large-Cap Value	96	300	520	1,155
AST Cohen & Steers Realty	124	387	670	1,477
AST American Century Income & Growth	101	315	547	1,213
AST PIMCO Total Return Bond	83	259	450	1,002
AST PIMCO Limited Maturity Bond	84	262	455	1,014

INVESTMENT OBJECTIVES AND POLICIES:

The investment objective, policies and limitations for each of the Portfolios are described below. While certain policies apply to all Portfolios, generally each Portfolio has a different investment objective and investment focus. As a result, the risks, opportunities and returns of investing in each Portfolio will differ. The investment objectives and policies of the Portfolios generally are not fundamental policies and may be changed by the Trustees without shareholder approval.

There can be no assurance that the investment objective of any Portfolio will be achieved.   Risks relating to certain types of securities and instruments in which the Portfolios may invest are described in this Prospectus under “Certain Risk Factors and Investment Methods.”

If approved by the Trustees, the Trust may add more Portfolios and may cease to offer any existing Portfolios in the future.

AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio pursues its objective primarily through investments in equity securities of issuers located outside the United States. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity.

Under normal circumstances, the Portfolio primarily invests in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The Portfolio invests primarily in companies selected for their growth potential. The Sub-advisor generally takes a “bottom up” approach to choosing investments for the Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure. Current income is not a significant factor in choosing investments, and any income realized by the Portfolio will be incidental to its objective.

As with any fund investing primarily in equity securities, the fundamental risk associated with the Portfolio is the risk that the value of the equity securities it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. As a fund that invests primarily in the securities of foreign issuers, the risk associated with the Portfolio may be greater than a fund investing primarily in domestic securities. For a further discussion of the risks involved in investing in foreign securities, see this Prospectus under “Certain Risk Factors and Investment Methods.” In addition, the Portfolio may invest to some degree in smaller or newer issuers, which are more likely to realize substantial growth as well as suffer significant losses than larger or more established issuers.

The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

Special Situations.   The Portfolio may invest in “special situations” from time to time. A special situation arises when, in the opinion of the Sub-advisor, the securities of a particular issuer will be recognized and increase in value due to a specific development with respect to that issuer. Developments creating a special situation might include a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

The Portfolio may invest to a lesser degree in debt securities, including bonds rated below investment grade (“junk” bonds), mortgage and asset-backed securities and zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio may make short sales “against the box.” In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Futures, Options and Other Derivative Instruments.   The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively “derivative instruments”). The Portfolio intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

Index/structured Securities.   The Portfolio may invest in indexed/structured securities, which typically are short-to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors

For more information on the types of securities and instruments in which the Portfolio may invest and their risks, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   When the Sub-advisor believes that market conditions are not favorable for profitable investing or when the Sub-advisor is otherwise unable to locate favorable investment opportunities, the Portfolio’s investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. The Portfolio’s cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term growth of capital will be limited.

AST SMALL-CAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio (formerly, the AST State Street Research Small-Cap Growth Portfolio) is long-term capital growth.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Sub-advisors expect to focus primarily on those securities whose market capitalizations or annual revenues are less than $1 billion at the time of purchase. The size of the companies in the Russell 2000® Growth Index and those on which the Sub-advisor intends to focus the Portfolio’s investments will change with market conditions.

The assets of the Portfolio are independently managed by two Sub-advisors under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Manager of the Portfolio determines and allocates a portion of the Portfolio’s assets to each of the Sub-advisors. The allocations will be reviewed by the Investment Manager periodically, and the allocations may be altered or adjusted by the Investment Manager without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Sub-advisor will follow the Portfolio’s policy of investing, under normal circumstances, at least 80% of the Portfolio’s assets in small capitalization companies, each Sub-advisor expects to utilize different investment strategies to achieve the Portfolio’s objective of long-term capital growth. The current asset allocations and principal investment strategies for each of the Sub-advisors is summarized below.

Neuberger Berman Management Inc. (“NB Management”) is responsible for managing approximately 50% of the Portfolio’s assets. The Sub-advisor will look for companies with strong business franchises that are likely to sustain long-term rates of earnings growth for a three-to five-year time horizon and companies with stock prices that the market has undervalued relative to the value of similar companies and that offer excellent potential to appreciate over a three-to five-year time horizon. In choosing companies, the Sub-advisor will also consider the company’s overall business qualities. These qualities include the company’s profitability and cash flow, financial condition, insider ownership, and stock valuation. In selecting companies that the Sub-advisor believes may have greater potential to appreciate in price, it will invest the Portfolio in smaller companies that are under-followed by major Wall Street brokerage houses and large asset management firms.

The Sub-advisor follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

Because the Portfolio invests primarily in common stocks, the primary risk of investing in the Portfolio is that the value of the stocks it holds might decrease and you could lose money. The prices of the securities in the Portfolios will fluctuate. These price movements may occur because of changes in the financial markets as a whole, a company’s individual situation or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Other Investments:

The Portfolio may invest to a lesser degree in types of securities other than common stocks, including preferred stocks, warrants, and convertible securities.

In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Foreign Securities.   The Portfolio may invest up to 15% of its total assets in foreign securities. The Portfolio may invest directly in foreign securities denominated in foreign currencies, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. American Depository Receipts and foreign issuers traded in the United States are not considered to be Foreign Securities for purposes of this investment limitation.

Futures, Options and Other Derivative Instruments.   The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively “derivative instruments”). The Portfolio may use derivative instruments to hedge the value of its portfolio against potential adverse movements in securities prices, currency exchange rates or interest rates.

For more information on the types of securities other than common stocks in which the Portfolio may invest, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   When the Sub-advisor believes that market conditions are not favorable for profitable investing or when the Sub-advisor is otherwise unable to locate favorable investment opportunities, the Portfolio’s investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and other equity securities. The Portfolio’s cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor or others. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST DEAM SMALL-CAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek maximum growth of investors’ capital from a portfolio primarily of growth stocks of smaller companies.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio pursues its investment objective, under normal market conditions, by investing primarily in the equity securities of small sized companies included in the Russell 2000® Growth Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Sub-advisor employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 2000® Growth Index, but which outperforms the Russell 2000® Growth Index through active stock selection. The Russell 2000® Growth Index is a market capitalization index that measures the performance of small-sized companies with above average growth prospects. As of December 31, 2004, the average market capitalization of the companies in the Russell 2000® Growth Index was $1.03 billion and the median market capitalization was $522 million. The size of the companies in the Russell 2000® Growth Index will change with market conditions. [The targeted tracking error of this Portfolio is 4% with a standard deviation of +/- 4%.] It is possible that the deviation may be higher. For purposes of this Portfolio, the strategy of attempting to correlate a stock portfolio’s market risk with that of a particular index, in this case the Russell 2000® Growth Index, while improving upon the return of the same index through active stock selection, is called a “managed alpha” strategy.

The Sub-advisor generally takes a bottom-up approach to building the Portfolio, searching for individual companies that demonstrate the best potential for significant returns. The allocation to industries and capitalization is targeted to be similar to that of the Russell 2000® Growth Index. The Sub-advisor considers a number of factors in considering whether to invest in a growth stock, including earnings growth rate, analysts’ estimates of future earnings and industry-relative price multiples. Other factors are net income growth versus cash flow growth as well as earnings and price momentum. In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. However, the Portfolio may occasionally make investments for short-term capital appreciation.

Like all common stocks, the market values of the common stocks held by the Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements. Because of the Portfolio’s focus on the stocks of smaller growth companies, investment in the Portfolio may involve substantially greater than average share price fluctuation and investment risk. A fund focusing on growth stocks will generally involve greater risk and share price fluctuation than a fund investing primarily in value stocks. While the Portfolio attempts to outperform the Russell 2000® Growth Index, the Portfolio also may under-perform the Russell 2000® Growth Index over short or extended periods.

In addition, investments in securities of smaller companies are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of larger companies. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. Because the securities of small-cap companies are not as broadly traded as those of larger companies, they are often subject to wider and more abrupt fluctuations in market price. Additional reasons for the greater price fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Other Investments:

In addition to investing in common stocks, the Portfolio may also invest to a limited degree in preferred stocks and debt securities when they are believed by the Sub-advisor to offer opportunities for capital growth. Other types of securities in which the Portfolio may invest include:

Foreign Securities.   The Portfolio may invest in securities of foreign issuers in the form of depositary receipts or that are denominated in U.S. dollars. Foreign securities in which the Portfolio may invest include any type of security consistent with its investment objective and policies. The prices of foreign securities may be more volatile than those of domestic securities.

Options, Financial Futures and Other Derivatives.   The Portfolio may deal in options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. Options transactions may be used to pursue the Portfolio’s investment objective and also to hedge against currency and market risks, but are not intended for speculation. The Portfolio may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

In addition to options and financial futures, the Portfolio may invest in a broad array of other “derivative” instruments in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly. The types of derivatives and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

Additional information about the other investments that the Portfolio may make and their risks is included below under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   When a defensive position is deemed advisable because of prevailing market conditions, the Portfolio may invest without limit in high grade debt securities, commercial paper, U.S. Government securities or cash or cash equivalents, including repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

The Portfolio will seek its objective through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. Typically, in choosing stocks, the Sub-advisor looks for companies using the Sub-advisor’s value investment philosophy. The Sub-advisor seeks to identify well-positioned businesses that have attractive returns on capital, sustainable earnings and cash flow, and strong company management focused on long-term returns to shareholders as well as attractive valuation opportunities where the intrinsic value is not reflected in the stock price.

Price and Prospects.   All successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Since most value managers tend to focus almost exclusively on price, they often underestimate the importance of prospects. The Sub-Advisor believes a company’s prospective ability to generate high cash flow and returns on capital will strongly influence investment success.

Uncertainty creates opportunity.   Some stock price declines truly reflect a permanently disadvantaged business model. These stocks are the “value traps” that mire price-oriented investors. Other stock price declines merely reflect near-term market volatility. Through our proprietary research and strong valuation discipline, the Sub-Advisor seeks to purchase well-positioned, cash generating businesses run by shareholder-oriented managements at a price low enough to provide a healthy margin of safety.

Avoiding “value traps.”   The Sub-Advisor believes the key to successful investing in the small cap value space is to avoid the “losers” or “value traps.” Academic studies have shown that small cap value has historically outperformed other asset classes, but with higher volatility and less liquidity. By focusing on stock selection within sectors and avoiding the “losers,” we believe we can participate in the long-term performance of small cap value with much less risk than other managers.

The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets. The Portfolio generally defines small capitalization companies as companies with a capitalization of $4 billion or less. The Portfolio may invest up to 25% of its assets in foreign securities.

Although the Portfolio typically will hold a large number of securities and follow a relatively conservative value-driven investment strategy, the Portfolio does entail above-average investment risk and share price fluctuation compared to the overall U.S. stock market. The small capitalization companies in which the Portfolio primarily invests may offer significant appreciation potential. However, smaller companies may carry more risk than larger companies. Generally, small companies rely on limited product lines, markets and financial resources, and these and other factors may make them more susceptible to setbacks or economic downturns. Smaller companies normally have fewer shares outstanding and trade less frequently than large companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations.

Other Investments:

The Portfolio may engage in various portfolio strategies to reduce certain risks of its investments and to enhance income, but not for speculation. The Portfolio may purchase and write (sell) put and covered call options on equity securities or stock indices that are traded on national securities exchanges. The Portfolio may purchase and sell stock index futures for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

The Portfolio may invest up to 25% of its net assets (at the time of investment) in securities (of the type described above) that are primarily traded in foreign countries. The Portfolio may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. The Portfolio also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. The Portfolio may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency.

The Portfolio also may invest in preferred stocks and bonds that either have attached warrants or are convertible into common stocks.

Additional information about these investments and investment techniques and their risks is included below under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   For temporary defensive purposes or pending other investments, the Portfolio may invest in high-quality, short-term debt obligations of banks, corporations or the U.S. Government. While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-term capital growth will be limited.

AST SMALL-CAP VALUE PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Principal Investment Policies and Risks:

The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. The Portfolio generally defines small capitalization companies as companies with a capitalization of $2 billion or less.

The assets of the Portfolio are independently managed by three Sub-advisors under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio’s assets to each of the Sub-advisors. The allocations will be reviewed by the Investment Managers periodically, and the allocations may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Sub-advisor will follow the Portfolio’s policy of investing, under normal circumstances, at least 80% of the Portfolio’s assets in small capitalization companies, each Sub-advisor expects to utilize different investment strategies to achieve the Portfolio’s objective of long-term capital growth. The current asset allocations and principal investment strategies for each of the Sub-advisors is summarized below:

JP Morgan is responsible for managing approximately 73% of the Portfolio’s assets. The Sub-advisor follows a three step process. First, a rigorous quantitative model is used to evaluate the prospects of each company in the investable universe and rank each company’s relative attractiveness within its economic sector based on a number of factors including valuation and improving fundamentals. Next, the results of the quantitative model are reviewed and modified based on the fundamental stock and industry insights of the sector specific research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks are the least attractive, based on the rankings from the first two steps, while trying to minimize uncompensated risks relative to the benchmark.

Lee Munder is responsible for managing approximately 15% of the Portfolio’s assets. The Sub-advisor seeks the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The Sub-advisor’s research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Sub-advisor generally looks to the following: (1) Low price/earnings, price/book value or total capitalization/cash flow ratios relative to the company’s peers; (2) Low stock price relative to a company’s underlying asset values; (3) A sound balance sheet and other positive financial characteristics. The Sub-advisor then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company, such as takeover efforts, a change in management, or a plan to improve the business through restructuring or other means.

Integrity is responsible for managing approximately 12% of the Portfolio’s assets. The Sub-advisor focuses on achieving capital appreciation by maintaining a diversified portfolio of small capitalization stocks that are currently undervalued, yet poised to outperform. To identify these stocks, the Sub-advisor follows a disciplined process seeking two key elements: prudent value and improving sentiment. Prudent value implies that a statistically “cheap” stock, trading below its estimate of intrinsic value, will deliver strong total return over time. The process also identifies catalysts that lead to improving investor sentiment. Risk exposure is continuously evaluated throughout the process to ensure consistent long-term performance versus the Russell 2000® Value index.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities. The Portfolio will not sell a stock just because the company has grown to a market capitalization of more than $2 billion, and it may on occasion purchase companies with a market cap of more than $2 billion.

As with all stock funds, the Portfolio’s share price can fall because of weakness in the securities market as a whole, in particular industries or in specific holdings. Investing in small companies involves greater risk of loss than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company stocks. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. While a value approach to investing is generally considered to involve less risk than a growth approach, investing in value stocks carries the risks that the market will not recognize the stock’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments:

Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities, warrants and bonds when considered consistent with the Portfolio’s investment objective and policies. The Portfolio may purchase preferred stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock. Debt securities would be purchased in companies that meet the investment criteria for the Portfolio.

The Portfolio may invest up to 20% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, and may enter into forward foreign currency exchange contracts (The Portfolio may invest in foreign cash items in excess of this 20% limit). The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Portfolio’s exposure to the equity markets. The Portfolio may also write (sell) call and put options and purchase put and call options on securities, financial indices, and currencies. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities. For additional information about these investments and their risks, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   Up to 100% of the assets of the Portfolio may be invested temporarily in cash or cash equivalents in response to extraordinary adverse political, economic or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio pursues its objective by investing primarily in equity securities selected for their growth potential. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. For purposes of the Portfolio, medium-sized companies are those whose market capitalizations (measured at the time of investment) fall within the range of companies in the Russell Mid Cap Growth Index. As of December 31, 2004, the average market capitalization of the companies in the Russell Mid Cap Growth Index was $7.02 billion and the median market capitalization was $3.55 billion. The Sub-advisor generally takes a “bottom up” approach to choosing investments for the Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Sub-advisor makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

Because the Portfolio may invest substantially all of its assets in equity securities, the main risk of investing in the Portfolio is that the value of the equity securities it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market or economic conditions. As a fund that invests primarily in mid-cap companies, the Portfolio’s risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. In general, the smaller the company, the more likely it is to suffer significant losses as well as to realize substantial growth. Smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development, or they may be developing or marketing products or services for which there are not yet, and may never be, established markets. In addition, such companies may be subject to intense competition from larger companies, and may have more limited trading markets than the markets for securities of larger issuers.

The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

Special Situations.   The Portfolio may invest in “special situations”. A “special situation” arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in “special situations” carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

Although the Sub-advisor expects to invest primarily in domestic and foreign equity securities, the Portfolio may also invest to a lesser degree in other types of securities, such as debt securities. Debt securities may include bonds rated below investment grade (“junk” bonds), mortgage and-asset backed securities and zero coupon, pay-in-kind and step coupon securities.

The Portfolio may make short sales “against the box.” In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Index/structured Securities.   The Portfolio may invest in indexed/structured securities, which typically are short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value increase or decrease if the reference index or instrument appreciates).

Foreign Securities.   The Portfolio may invest up to 25% of its net assets in foreign securities denominated in foreign currencies and not publicly traded in the United States. The Portfolio may invest directly in foreign securities denominated in a foreign currency, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

For more information on foreign securities and their risks, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Futures, Options and Other Derivative Instruments.   The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively “derivative instruments”). The Portfolio may use derivative instruments to hedge or protect its portfolio from adverse movements in securities prices, currency exchange rates, and interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to enhance return.

For more information on the types of securities in which the Portfolio may invest, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   When the Sub-advisor believes that market conditions are unfavorable for profitable investing, or when the Sub-advisor is otherwise unable to locate attractive investment opportunities, the Portfolio’s cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks. Even when the Portfolio is essentially fully invested, some residual amount of Portfolio assets may remain in cash and similar investments. These investments may include commercial paper, certificates of deposit, repurchase agreements, short-term debt obligations, and money market funds (including funds managed by the Sub-advisor). When the Portfolio’s investments in cash or similar investments increase, the opportunity to achieve its investment objective of long-term growth of capital may be limited.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in common stocks mid-capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

Generally, companies with equity market capitalizations that fall within the range of the Russell Mid-Cap® Index at the time of investment are considered mid-cap companies for purposes of the Portfolio. As of December 31, 2004, the average market capitalization of the companies in the Russell Mid-Cap® Index was $7.38 billion and the median market capitalization was $3.68 billion. The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The Sub-advisor employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the Sub-advisor looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the Sub-advisor analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company’s products; earnings growth relative to competitors; and market valuation in comparison to a stock’s own historical norms and the stocks of other mid-cap companies.

The Sub-advisor follows a disciplined selling strategy, and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive.

As a fund that invests primarily in mid-cap companies, the Portfolio’s risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. In addition, the Portfolio’s growth investment program will generally involve greater risk and price fluctuation than funds that invest in more undervalued securities. Because the prices of growth stocks tend to be based largely on future expectations, these stocks historically have been more sensitive than value stocks to bad economic news and negative earnings surprises.

Other Investments:

Although equity securities are normally the Portfolio’s primary investments, it may invest in preferred stocks and convertible securities, as well as the types of securities described below. Additional information about these investments and the special risk factors that apply to them is included in this Prospectus under “Certain Risk Factors and Investment Methods.”

Fixed Income Securities.   The Portfolio may also invest in investment grade fixed income or debt securities. If the quality of any fixed income securities held by the Portfolio deteriorates so that they are no longer investment grade, the Portfolio will sell such securities in an orderly manner so that its holdings of such securities do not exceed 5% of its net assets.

Foreign Securities.   The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio’s assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

Covered Call Options.   The Portfolio may try to reduce the risk of securities price or exchange rate changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions.

Real Estate Investment Trusts (REITs).   The Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate loans. Additional information about these investments and the special risk factors that apply to them is included in this Prospectus and the Trust’s SAI under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   When the Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Portfolio avoid losses but may mean lost opportunities.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

Generally, companies with equity market capitalizations that fall within the range of the Russell Midcap® Index at the time of investment are considered mid-cap companies for purposes of the Portfolio. As of December 31, 2004, the average market capitalization of the companies in the Russell MidCap® Index was $7.38 billion and the median market capitalization was $3.68 billion. Some of the Portfolio’s assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Portfolio seeks to reduce risk by diversifying among many companies and industries.

Under the Portfolio’s value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are undervalued and that may rise in price before other investors realize their worth. The Sub-advisor may identify value stocks in several ways, including based on earnings, book value or other financial measures. Factors that the Sub-advisor may use to identify these companies include strong fundamentals, including a low price-to-earnings ratio, consistent cash flow, and a sound track record through all phases of the market cycle.

The Sub-advisor may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Sub-advisor generally considers selling a stock when it reaches a target price, when the fundamentals fail to perform as expected, or when other opportunities appear more attractive.

As a fund that invests primarily in mid-cap companies, the Portfolio’s risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. While value investing historically has involved less risk than investing in growth companies, the stocks purchased by the Portfolio will remain undervalued during a short or extended period of time. This may happen because value stocks as a category lose favor with investors compared to growth stocks, or because the Sub-advisor failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Investments:

Although equity securities are normally the Portfolio’s primary investment, it may invest in preferred stocks and convertible securities, as well as the types of securities described below. Additional information about these investments and the special risk factors that apply to them is included in this Prospectus under “Certain Risk Factors and Investment Methods.”

Fixed Income Securities.   The Portfolio may also invest in fixed income or debt securities. The Portfolio may invest up to 15% of its total assets, measured at the time of investment, in debt securities that are rated below investment grade or comparable unrated securities. There is no minimum rating on the fixed income securities in which the Portfolio may invest.

Foreign Securities.   The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio’s assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

Covered Call Options.   The Portfolio may try to reduce the risk of securities price changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions. The value of securities against which options will be written will not exceed 10% of the Portfolio’s net assets.

Real Estate Investment Trusts (REITs).   The Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate loans. Additional information about these investments and the special risk factors that apply to them is included in this Prospectus and the Trust’s SAI under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   When the Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Portfolio avoid losses but may mean lost opportunities.

AST ALGER ALL-CAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

The Portfolio invests primarily in equity securities, such as common or preferred stocks, that are listed on U.S. exchanges or in the over-the-counter market. The Portfolio may invest in the equity securities of companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-advisor’s assessment of particular companies and market conditions.

The Portfolio invests primarily in growth stocks. The Sub-advisor believes that these stocks are those of two types of companies:

High Unit Volume Growth Companies.   These are vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

Positive Life Cycle Change Companies.   These are companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management, products or technologies, restructurings or reorganizations, or mergers and acquisitions.

As with any fund investing primarily in equity securities, the value of the securities held by the Portfolio may decline. These declines can be substantial. In addition, the growth stocks in which the Portfolio primarily invests tend to fluctuate in price more than other types of stocks. Prices of growth stocks tend to be higher in relation to their companies’ earnings, and may be more sensitive to market, political and economic developments than other stocks. The Portfolio’s level of risk will vary based upon the size of the companies it invests in at a given time. To the extent that the Portfolio emphasizes small-cap stocks, it will be subject to a level of risk higher than a fund investing primarily in more conservative “large-cap” stocks.

Other Investments:

In addition to investing in common and preferred stocks, the Portfolio may invest in securities convertible into or exchangeable for equity securities, including warrants and rights. The Portfolio may invest up to 20% of its total assets in foreign securities. (American Depositary Receipts or other U.S. dollar denominated securities of foreign issuers are not subject to the 20% limitation.)

The Portfolio may purchase put and call options and write (sell) put and covered call options on securities and securities indices to increase gain or to hedge against the risk of unfavorable price movements. However, the Sub-advisor does not currently intend to rely on these option strategies extensively, if at all. The Portfolio may purchase and sell stock index futures contracts and options on stock index futures contracts. The Portfolio may sell securities “short against the box.”

An additional discussion of these types of investments and their risks is included in this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   The Portfolio may invest up to 100% of its assets in cash, commercial paper, high-grade bonds or cash equivalents for temporary defensive reasons if the Sub-advisor believes that adverse market or other conditions warrant. This is to attempt to protect the Portfolio from a temporary unacceptable risk of loss. However, while the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term capital growth will be limited.

AST MFS GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to provide long-term growth of capital and future, rather than current, income.

Principal Investment Policies and Risks:

The Portfolio invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies that the Sub-advisor believes offer better than average prospects for long-term growth.

The Sub-advisor uses a “bottom up,” as opposed to “top down,” investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis of individual companies (such as analysis of the companies’ earnings, cash flows, competitive position and management abilities) by the Sub-advisor.

The Portfolio may invest up to 35% of its net assets in foreign securities.

As with any fund investing primarily in common stocks, the value of the securities held by the Portfolio may decline in value, either because of changing economic, political or market conditions or because of the economic condition of the company that issued the security. These declines may be substantial. In addition, the prices of the growth company stocks in which the Portfolio invests may fluctuate to a greater extent than other equity securities due to changing market conditions or disappointing earnings results. The Portfolio may invest in foreign companies, including companies located in developing countries, and it therefore will be subject to risks relating to political, social and economic conditions abroad, risks resulting from differing regulatory standards in non-U.S. markets, and fluctuations in currency exchange rates.

Other Investments:

Although the Portfolio will invest primarily in common stocks and related securities, the Portfolio may also invest in variable and floating rate debt securities. The Portfolio may purchase and sell futures contracts and related options on securities indices, foreign currencies and interest rates for hedging and non-hedging purposes. The Portfolio may also enter into forward contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes. The Portfolio may purchase and write (sell) options on securities, stock indices and foreign currencies.

For more information on some of the types of securities other than common stocks in which the Portfolio may invest, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   The Portfolio may depart from its principal investment strategy by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. When investing for defensive purposes, the Portfolio may hold cash or invest in cash equivalents, such as short-term U.S. government securities, commercial paper and bank instruments. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST MARSICO CAPITAL GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek capital growth. Income is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.

Principal Investment Policies and Risks:

The Portfolio invests primarily in the common stocks of large companies (typically companies that have a market capitalization in the range of $4 billion or more) that are selected for their growth potential. The Fund will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions.

In selecting investments for the Portfolio(s), the Sub-advisor uses an approach that combines “top-down” macroeconomic analysis with “bottom-up” stock selection.

The “top-down” approach takes into consideration such macro-economic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, the Sub-advisor may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the “top-down” analysis, the Sub-advisor seeks to identify sectors, industries and companies that may benefit from the overall trends the Sub-advisor has observed.

The Sub-advisor then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, The Sub-advisor may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, the Sub-advisor may visit with various levels of a company’s management, as well as with (as relevant) its customers, suppliers, distributors and competitors. The Sub-advisor also may prepare detailed earnings and cash flow models of companies. These models may assist the Sub-advisor in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company’s past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

The Sub-advisor may reduce or sell investments in portfolio companies if, in the opinion of the Sub-advisor, a company’s fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Portfolio’s core investments generally are comprised of well-known, established growth companies. However, the Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Portfolio to incur higher transaction costs (which may adversely affect the Portfolio’s performance) and may increase taxable distributions for shareholders.

The primary risk associated with investment in the Portfolio will be the risk that the equity securities held by the Portfolio will decline in value. The risk of the Portfolio is expected to be commensurate with that of other funds using a growth strategy to invest in the stocks of large and medium-sized companies.

Although it is the general policy of the Portfolio to purchase and hold securities for capital growth, changes in the Portfolio will be made as the Sub-advisor deems advisable. For example, portfolio changes may result from liquidity needs, securities having reached a desired price, or by reason of developments not foreseen at the time of the investment was made.

Special Situations.   The Portfolio may invest in “special situations” from time to time. A “special situation” arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and increase in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in “special situations” carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

The Portfolio may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Portfolio perceives an opportunity for capital growth from such securities. The Portfolio may invest up to 10% of its total assets in debt securities, which may include corporate bonds and debentures and government securities.

The Portfolio may also purchase securities of foreign issuers including foreign equity and debt securities and depositary receipts. The foreign securities may include companies located in developing countries. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. The

Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

Index/structured Securities.   The Portfolio may invest without limit in index/structured securities, which are debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments, but may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer of the index/structured security.

Futures, Options and Other Derivative Instruments.   The Portfolio may purchase and write (sell) options on securities, financial indices, and foreign currencies, and may invest in futures contracts on securities, financial indices, and foreign currencies, options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily to hedge the Portfolio’s positions against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as increasing the Portfolio’s income or otherwise enhancing return.

For an additional discussion of many of these types of securities and their risks, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   Although the Sub-advisor expects to invest primarily in equity securities, the Sub-advisor may increase the Portfolio’s cash position without limitation when the Sub-advisor believes that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit, discount notes and repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.

Principal Investment Policies and Risks:

The Portfolio will pursue its objective by investing primarily in equity securities. Equity securities include common stocks, preferred securities, warrants and securities convertible into or exchangeable for common or preferred stocks. Investments will be in companies that the Sub-advisor believes have potential to achieve capital appreciation over the long-term. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Sub-advisor to be positioned for long-term growth.

Because the Portfolio invests a substantial portion (or all) of its assets in equity securities, the Portfolio is subject to the risks associated with investments in equity securities, and the Portfolio’s share price therefore may fluctuate substantially. This is true despite the Portfolio’s focus on the securities of larger more-established companies. The Portfolio’s share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Because of the types of securities it invests in, the Portfolio is designed for those who are investing for the long term.

The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made.

Special Situations.   The Portfolio may invest in “special situations” from time to time. A “special situation” arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company.

Investment in “special situations” carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Non-diversified Status.   The Portfolio is “non-diversified” under the Investment Company Act of 1940 and may invest a large percentage of its assets in few issuers than “diversified” mutual funds. Therefore, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Other Investments:

Although the Sub-advisor expects to invest primarily in equity securities, the Portfolio may also invest to a lesser degree in debt securities when the Portfolio perceives an opportunity for capital growth from such securities. The Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

•       35% of its assets in bonds rated below investment grade (“junk” bonds).

•       25% of its assets in mortgage- and asset-backed securities.

•       10% of its assets in zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio may make short sales “against the box.” In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Foreign Securities.   The Portfolio may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. No more than 25% of the Portfolio’s assets may be invested in foreign securities denominated in foreign currencies and not publicly traded in the United States.

Futures, Options and Other Derivative Instruments.   The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively “derivative instruments”). The Portfolio intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Portfolio may also use a variety of currency hedging techniques, including forward foreign currency exchange contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

For more information on the types of securities other than common stocks in which the Portfolio may invest, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   The Sub-advisor may increase the Portfolio’s cash position without limitation when the Sub-advisor is of the opinion that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO:

Investment Objective: The investment objective of the Portfolio (formerly, the AST INVESCO Capital Income Portfolio) is to seek current income and long-term growth of income, as well as capital appreciation.

Principal Investment Policies and Risks:

The Portfolio seeks to achieve its objective by investing at least 80% of its net assets plus borrowings for investment purposes in common stocks of large cap U.S. companies. The Sub-advisor considers large cap companies to be those with market capitalizations like those found in the Russell 1000 Index. Market capitalization range of the Index changes constantly, but as of December 31, 2004, the range was from $385.2 billion to $495 million. Market capitalization is measured at the time of initial purchase. Some of these securities may be acquired in IPOs. Normally, the Portfolio invests at least 80% of its net assets in stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases.

In addition to these principal investments, the Portfolio can invest up to 20% of its total assets in foreign securities. It also may invest in stocks that don’t pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

Temporary Investments:

In periods of uncertain market and economic conditions, the Portfolio may assume a defensive position with up to 100% of its assets temporarily held in cash. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

AST COHEN & STEERS REALTY PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to maximize total return through investment in real estate securities.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in securities of real estate related issuers. The Portfolio pursues its investment objective of maximizing total return by seeking, with approximately equal emphasis, capital growth and current income.

Generally, the equity securities of real estate related issuers will consist of:

•       common stocks (including shares in real estate investment trusts),

•       rights or warrants to purchase common stocks,

•       securities convertible into common stocks where the conversion feature represents, in the Sub-advisor’s view, a significant element of the securities’ value, and

•       preferred stocks.

Real estate related issuers include companies that derive at least 50% of revenues from the ownership, construction, financing, management or sale of real estate or that have at least 50% of assets in real estate. The Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies.

Real estate companies may include real estate investment trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains or losses by selling properties. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

As a fund that invests primarily in equity securities, the Portfolio will be subject to many of the same risks as other equity funds. The Portfolio also will be subject to certain risks related specifically to real estate securities, and may be subject to greater risk and share price fluctuation than other equity funds because of the concentration of its investments in a single industry.

While the Portfolio will not invest in real estate directly, securities of real estate companies may be subject to risks similar to those associated with the direct ownership of real estate. These include risks related to general and local economic conditions, dependence on management skill, heavy cash flow dependency, possible lack of available mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from environmental problems, casualty or condemnation losses, limitations on rents, and changes in neighborhood values, the appeal of properties to tenants and interest rates.

In general, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. In the event of a default by a borrower or lessee, a REIT may experience delays and may incur substantial costs in enforcing its rights as a mortgagee or lessor.

Non-Diversified Status.   The Portfolio is classified as a “non-diversified” investment company under the 1940 Act, which means the Portfolio is not limited by the Investment Company Act of 1940 in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to meet certain diversification standards under the Internal Revenue Code that must be met to relieve the Portfolio of liability for Federal income tax if its earnings are distributed to shareholders. As a non-diversified fund, a price decline in any one of the Portfolio’s holdings may have a greater effect on the Portfolio’s value than on the value of a fund that is more broadly diversified.

Other Investments:

The Portfolio may write (sell) put and covered call options and purchase put and call options on securities or stock indices that are listed on a national securities or commodities exchange. The Portfolio may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on the foregoing. The Portfolio may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. The Portfolio may also enter into short sales, which are transactions in which the Portfolio sells a security it does not own at the time of the sale in anticipation that the market price of the security will decline. The Sub-advisor expects that the Portfolio will use these techniques on a relatively infrequent basis.

Additional information about these techniques and their risks is included below under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   When the Sub-advisor believes that market or general economic conditions justify a temporary defensive position, the Portfolio will invest all or a portion of its assets in high-grade debt securities, including corporate debt securities, U.S. government securities, and short-term money market instruments, without regard to whether the issuer is a real estate company. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum total return will be limited. The Portfolio may also invest funds awaiting investment or funds held to satisfy redemption requests or to pay dividends and other distributions to shareholders in short-term money market instruments.

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO:

Investment Objective: The primary investment objective of the Portfolio is to seek capital growth. Current income is a secondary investment objective.

Principal Investment Policies and Risks:

The Portfolio’s investment strategy utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the Sub-advisor ranks stocks, primarily the 1,500 largest publicly traded companies in the United States (measured by the value of the stock), from most attractive to least attractive. This is determined by using a computer model that combines measures of at stock’s value as well as measures of its growth potential. To measure value, the Sub-advisor uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the Sub-advisor uses the rate of growth in a company’s earnings and changes in its earnings estimates, as well as other factors.

In the second step, the Sub-advisor uses a technique called portfolio optimization. In portfolio optimization, the Sub-advisor uses a computer to build a portfolio of stocks from the ranking described above that it believes will provide the optimal balance between risk and expected return. The goal is to create a portfolio that provides better returns than its benchmark without taking on significant additional risk.

The Sub-advisor does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Portfolio essentially fully invested in stocks regardless of the movement of stock prices generally.

The value of the Portfolio’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the Portfolio owns will up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

At any given time your shares may be worth more or less than the price you paid for them. In other words, it is possible to lose money by investing in the funds.

The Portfolio’s performance will be closely tied to the performance of its benchmark. If the Portfolio’s benchmark goes down, it is likely that the Portfolio’s performance will go down.

Although current income is an objective for the Portfolio, if the stocks that make up its benchmark do not have a high dividend yield, the Portfolio’s dividend will not be high.

The Portfolio’s performance also may be affected by investments in initial public offerings (IPOs). The impact of IPOs on the Portfolio’s performance depends on the strength of the IPO market and the size of the Portfolio. IPOs may have impact on the Portfolio’s performance as its assets grow.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the quantitative style used by the Portfolio and/or the stocks contained in the Portfolios’ respective benchmark, the Portfolios’ gains may not be as big as, or their losses may be bigger than, other equity funds using different investment styles.

Other Investments:

When the Sub-advisor believes that it is prudent, the Portfolio may invest a portion of their assets in convertible debt securities, equity equivalent securities, foreign securities, short-term securities, non-leveraged futures contracts and other similar securities. Futures contracts, a type of derivative security, can help the Portfolios’ cash assets remain liquid while performing more like stocks. The Sub-advisor has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the Sub-advisor cannot invest in a derivative security if it would be possible for the Portfolio to lose more money than it invested.

AST PIMCO TOTAL RETURN BOND PORTFOLIO:

Investment Objective:   The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities. The 80% investment requirement applies at the time the Portfolio invests its assets. Fixed income securities include:

•       securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

•       corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

•       mortgage and other asset-backed securities;

•       inflation-indexed bonds issued by both governments and corporations;

•       structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;

•       delayed funding loans and revolving credit securities;

•       bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•       repurchase agreements and reverse repurchase agreements;

•       debt securities issued by state or local governments and their agencies and government-sponsored enterprises;

•       obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;

•       derivative instruments, including swap agreements; and

•       obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Sub-advisor believes to be relatively undervalued. In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio’s assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor’s outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security’s expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Sub-advisor.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three- to six-year time frame based on the Sub-advisor’s forecast for interest rates. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade (“junk bonds”) but are rated B or higher by Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) (or, if unrated, determined by the Sub-advisor to be of comparable quality).

Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, options, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Portfolio’s return or hedge its investments, but may increase the risk to which the Portfolio is subject.

Like other fixed income funds, the Portfolio is subject to market risk. Bond values fluctuate based on changes in interest rates, market conditions, investor confidence and announcements of economic, political or financial information. Generally, the value of fixed income securities will change inversely with changes in market interest rates. As interest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. Certain mortgage-backed and asset-backed securities and derivative instruments in which the Portfolio may invest may be particularly sensitive to changes in interest rates. The Portfolio is also subject to credit risk, which is the possibility that an issuer of a security (or a counterparty to a derivative contract) will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk.

The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in. More information about some of these investments, including futures, options and mortgage-backed and asset-backed securities, is included below under “Certain Risk Factors and Investment Methods.”

U.S. Government Securities.   The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others that are supported only by the credit of the instrumentality.

Corporate Debt Securities.   Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

While the Sub-advisor may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

Variable and Floating Rate Securities.   Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio’s interest income to decline if market interest rates decline.

Inflation-Indexed Bonds.   Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Event-Linked Bonds.   Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.”  If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Mortgage-Related and Other Asset-Backed Securities.   The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

Reverse Repurchase Agreements and Dollar Rolls.   In addition to entering into reverse repurchase agreements (as described below under “Certain Risk Factors and Investment Methods”), the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio’s share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

Foreign Securities.   The Portfolio may invest up to 30% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 10% of its assets in securities of issuers based in developing countries (as determined by the Sub-advisor). The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio’s investment or anticipated investment in securities denominated in foreign currencies. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Short Sales “Against the Box.”   The Portfolio may sell securities short “against the box.”  For a discussion of this practice, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Derivative Instruments.   The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy.

For a discussion of futures and options and their risks, see this Prospectus under “Certain Risk Factors and Investment Methods.”  The Portfolio’s investments in swap agreements are described directly below.

Swap Agreements.   The Portfolio may enter into interest rate, index, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount,” i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Portfolio may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

Under most swap agreements entered into by the Portfolio, the parties’ obligations are determined on a “net basis.”  Consequently, the Portfolio’s obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

Whether the Portfolio’s use of swap agreements will be successful will depend on the sub-advisor’s ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

For purposes of applying the Portfolio’s investment policies and restrictions (as stated in this Prospectus and the Trust’s SAI) swap agreements are generally valued by the Portfolios at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Collateralized Debt Obligations.   The Portfolio may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the Trust’s SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to:  (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO:

Investment Objective:   The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities. The 80% investment requirement applies at the time the Portfolio invests its assets. Fixed income securities include:

•       securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

•       corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

•       mortgage and other asset-backed securities;

•       inflation-indexed bonds issued by both governments and corporations;

•       structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;

•       delayed funding loans and revolving credit securities;

•       bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•       repurchase agreements and reverse repurchase agreements;

•       debt securities issued by state or local governments and their agencies and government-sponsored enterprises;

•       obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and

•       obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Sub-advisor believes to be relatively undervalued. In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio’s assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor’s outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security’s expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Sub-advisor.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a one- to three-year time frame based on the Sub-advisor’s forecast for interest rates. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade (“junk bonds”) but are rated B or higher by Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) (or, if unrated, determined by the Sub-advisor to be of comparable quality).

Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Portfolio’s return or hedge its investments, but may increase the risk to which the Portfolio is subject.

Like other fixed income funds, the Portfolio is subject to market risk. Bond values fluctuate based on changes in interest rates, market conditions, investor confidence and announcements of economic, political or financial information. Generally, the value of fixed income securities will change inversely with changes in market interest rates. As interest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. Therefore, the Portfolio’s share price is expected to fluctuate less than the AST PIMCO Total Return Bond Portfolio, because its average duration will be shorter. Certain mortgage-backed and asset-backed securities and derivative instruments in which the Portfolio may invest may be particularly sensitive to changes in interest rates. The Portfolio is also subject to credit risk, which is the possibility that an issuer of a security (or a counterparty to a derivative contract) will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk.

The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in. More information about some of these investments, including futures, options and mortgage-backed and asset-backed securities, is included below under “Certain Risk Factors and Investment Methods.”

U.S. Government Securities.   The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others that are supported only by the credit of the instrumentality.

Corporate Debt Securities.   Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

While the Sub-advisor may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

Variable and Floating Rate Securities.   Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio’s interest income to decline if market interest rates decline.

Inflation-Indexed Bonds.   Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Event-Linked Bonds.   Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.”  If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Mortgage-Related and Other Asset-Backed Securities.   The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations and stripped mortgage-backed securities. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

Reverse Repurchase Agreements and Dollar Rolls.   In addition to entering into reverse repurchase agreements (as described below under “Certain Risk Factors and Investment Methods”), the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio’s share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

Foreign Securities.   The Portfolio may invest up to 30% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio’s investment or anticipated investment in securities denominated in foreign currencies. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Short Sales “Against the Box.”   The Portfolio may sell securities short “against the box.”  For a discussion of this practice, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Derivative Instruments.   The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy.

For a discussion of futures and options and their risks, see this Prospectus under “Certain Risk Factors and Investment Methods.”  The Portfolio’s investments in swap agreements are described directly below.

Swap Agreements.   The Portfolio may enter into interest rate, index, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount,” i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Portfolio may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

Under most swap agreements entered into by the Portfolio, the parties’ obligations are determined on a “net basis.”  Consequently, the Portfolio’s obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

Whether the Portfolio’s use of swap agreements will be successful will depend on the sub-advisor’s ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

For purposes of applying the Portfolio’s investment policies and restrictions (as stated in this Prospectus and the Trust’s SAI) swap agreements are generally valued by the Portfolios at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Collateralized Debt Obligations.   The Portfolio may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the Trust’s SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to:  (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

PORTFOLIO TURNOVER:

Each Portfolio may sell its portfolio securities, regardless of the length of time that they have been held, if the Sub-advisor and/or the Investment Manager determines that it would be in the Portfolio’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Sub-advisor’s or Investment Manager’s control. Such transactions will increase a Portfolio’s “portfolio turnover.”  A 100% portfolio turnover rate would occur if all of the securities in a portfolio of investments were replaced during a given period.

Although turnover rates may vary substantially from year to year, the following Portfolios had annual rates of turnover exceeding 100% as of December 31, 2004: AST Small-Cap Growth, AST DeAM Small-Cap Growth, AST Small-Cap Value, AST Alger All-Cap Growth, AST MFS Growth, AST Hotchkis & Wiley Large-Cap Value, AST PIMCO Total Return Bond, and AST PIMCO Limited Maturity Bond.

A high rate of portfolio turnover involves correspondingly higher brokerage commission expenses and other transaction costs, which are borne by a Portfolio and will reduce its performance.

NET ASSET VALUE:

The net asset value per share (“NAV”) of each Portfolio is determined as of the time of the close of regular trading on the New York Stock Exchange (the “NYSE”) (which is normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. NAV is determined by dividing the value of a Portfolio’s total assets, less any liabilities, by the number of total shares of that Portfolio outstanding. In general, the assets of each Portfolio are valued on the basis of market quotations. However, in certain circumstances where market quotations are not readily available or are believed to be inaccurate, assets are valued by methods that are believed to accurately reflect their fair value. Because NAV is calculated and purchases may be made only on business days, and because securities traded on foreign exchanges may trade on other days, the value of a Portfolio’s investments may change on days when shares cannot be purchased or redeemed.

PURCHASE AND REDEMPTION OF SHARES:

Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies (“Contractholders”), or by qualified plans. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies. Orders are effected on days on which the NYSE is open for trading. Orders received by the Participating Insurance Company before the regular trading on the NYSE (which is normally 4:00 P.M. Eastern Standard Time) are effected at the NAV determined as of the NYSE close on that same day. Orders received after the NYSE close are effected at the NAV calculated the next business day. Payment for redemptions will be made within seven days after the request is received. The Trust does not assess any transaction or other surrender fees, either when it sells or when it redeems its securities. However, surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies. Please refer to the prospectuses for the variable annuity contracts and variable insurance policies for further information on these fees.

As of the date of this Prospectus, American Skandia Life Assurance Corporation (“ASLAC”), Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (collectively, “Prudential Insurance”), and Kemper Investors Life Insurance Company are the only Participating Insurance Companies. Certain conflicts of interest may arise as a result of investment in the Trust by various insurance companies for the benefit of their Contractholders and by various qualified plans. These conflicts could arise because of differences in the tax treatment of the various investors, because of actions of the Participating Insurance Companies and/or the qualified plans, or other reasons. The Trust does not currently expect that any material conflicts of interest will arise. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. Should any conflict arise that would require a substantial amount of assets to be withdrawn from the Trust, orderly portfolio management could be disrupted.

The Trust is part of the group of investment companies advised by PI and/or ASISI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors/Trustees of the PI funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because ASLAC, Prudential Insurance and other insurance companies maintain the individual contract owner accounts for investors in the Trust Portfolios. In particular, each insurance company submits to the Trust transfer agent aggregate orders combining the transactions of many investors, and therefore the Trust and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Trust to communicate in writing to each Participating Insurance Company that the Trust expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by ASLAC and Prudential Insurance on variable contract owners investing in the Portfolios, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. The Trust also employs fair value pricing procedures to deter frequent trading. Finally, the Trust and its transfer agent reserve the right to reject all or a portion of a purchase order from a Participating Insurance Company. If a purchase order is rejected, the purchase amount will be returned to the Participating Insurance Company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust and the Participating Insurance Companies to prevent such trading, there is no guarantee that the Fund or the Participating Insurance Companies will be able to identify these investors or curtail their trading practices. Therefore, some Trust investors may be able to engage in frequent trading, and, if they do, the other Trust investors would bear any harm caused by that frequent trading. The Trust does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

MANAGEMENT OF THE TRUST:

Investment Managers:   ASISI, One Corporate Drive, Shelton, Connecticut, has served as Investment Manager to the Trust since 1992, and serves as co-investment manager to a total of 60 investment company portfolios (including the Portfolios of the Trust). ASISI serves as co-manager of the Trust along with Prudential Investments LLC (“PI”) (each an “Investment Manager” and together the “Investment Managers”). PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, and also serves as investment manager to the investment companies that comprise the Prudential mutual funds. As co-manager, PI also provides supervision and oversight of ASISI’s investment management responsibilities with respect to the Trust.

The Trust’s Investment Management Agreements, on behalf of each Portfolio, with ASISI and PI, (the “Management Agreements”), provide that the Investment Managers will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Managers have engaged Sub-advisors to conduct the investment programs of each Portfolio, including the purchase, retention and sale of portfolio securities. The Investment Managers are responsible for monitoring the activities of the Sub-advisors and reporting on such activities to the Trustees. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

The Trust has obtained an exemption from the Securities and Exchange Commission that permits the Investment Managers, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the Sub-advisors by the Investment Managers and the Trustees.

Sub-advisors:   Information about each of the Trust’s Sub-advisors is set forth below. The Trust’s Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts that each portfolio manager manages, and ownership of Trust securities by each portfolio manager.

American Century Investment Management, Inc.   (“American Century”), American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, serves as Sub-advisor for the AST American Century Income & Growth Portfolio. American Century has been providing investment advisory services to investment companies and institutional clients since 1958. As of December 31, 2004, American Century and its affiliates managed assets totaling approximately $98 billion.

American Century uses a team of portfolio managers and analysts to manage the funds. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objectives and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the AST American Century Income & Growth Portfolio are: Kurt Borgwardt and John Schniedwind and Zili Zhang.

Mr. Borgwardt, Senior Vice President and Senior Portfolio Manager, joined American Century in August 1990 and has also managed the quantitative equity research effort. He became a portfolio manager in March 1998. He has a bachelor of arts from Stanford University and an MBA with a specialization in finance from the University of Chicago. He is a CFA charterholder.

Mr. Schniedwind, Chief Investment Officer—Quantitative Equity, joined American Century in 1982 and also supervises other portfolio manager teams. He became a portfolio manager in June 1997. He has degrees from Purdue University and an MBA in finance from the University of California—Berkeley. He is a CFA charterholder.

Mr. Zhang, Vice President and Portfolio Manager/Director of Quantitative Research, joined American Century in January 1997 as a research analyst. He became a portfolio manager in 2002. He also manages the quantitative research team. He has a bachelor’s degree in physics from the University of Science and Technology of China and a Ph.D in theoretical physics from the University of Texas at Austin

The SAI provides additional information about the other accounts managed by the portfolio managers, if any, the structure of their compensation, and their ownership of fund securities.

Cohen & Steers Capital Management, Inc. (“Cohen & Steers”), 757 Third Avenue, New York, New York 10017, acts as the Sub-advisor for the AST Cohen & Steers Realty Portfolio. Cohen & Steers is the leading U.S. manager of portfolios dedicated to investments in real estate investment trusts (“REITS”). As of December 31, 2004, Cohen & Steers managed approximately $18.3 billion in assets.

Robert H. Steers, and Martin Cohen, Co-Chairmen and Co-Chief Executive Officers, formed Cohen & Steers in 1986 and have been responsible for the day-to-day management of the AST Cohen & Steers Realty Portfolio since its inception.

Deutsche Asset Management, Inc. (“DAMI”), 345 Park Avenue, New York, New York 10154, serves as Sub-advisor to the AST DeAM Small-Cap Growth Portfolio. DAMI was founded in 1838 as Morgan Grenfell Inc. and has provided asset management services since 1953. As of December 31, 2004, as part of Deutsche Asset Management group (“DeAM”), DAMI managed approximately $37.9 billion of DeAM Americas’ $731 billion in assets.

Janet Campagna and Robert Wang have been the co-portfolio managers for the AST DeAM Small-Cap Growth Portfolio, since May 2003. Ms. Campagna, a Managing Director, joined DAMI in 1999 and is head of global and tactical asset allocation. Prior to joining DAMI, she served as investment strategist and manager of the asset allocation strategies group for Barclays Global Investors from 1994 to 1999. Mr. Wang, a Managing Director, joined DAMI in 1995 as portfolio manager for asset allocation and serves as senior portfolio manager for multi asset class quantitative strategies.

The Trust’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the Trust, a description of their compensation structure, and information regarding other accounts they manage.

Eagle Asset Management (“Eagle”), 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as a Sub-Advisor for a portion of the AST Small-Cap Growth Portfolio. As of December 31, 2004, Eagle managed assets of approximately $10 billion.

The portfolio manager primarily responsible for management of the Portfolio is Bert Bosken. Mr. Bosken is Senior Vice President and Managing Director of Eagle. He earned a B.A. in Business from City College of New York in 1970, and an M.B.A. in Finance from St. John’s University in 1977. Mr. Bosken is a Chartered Financial Analyst. Since January 2002, Mr. Bosken has served as Manager and President of EB Management I, LLC, general partner of Investment Partnership. Since April 1995, Mr. Bosken has served as Senior Vice President of Eagle Asset Management, Inc. He has portfolio management responsibilities for the Small Cap Growth Equity accounts. Mr. Bosken was appointed Managing Director of Eagle in June 1999. Prior to joining Eagle, Mr. Bosken was Senior Vice President and Chief Investment Officer of Raymond James & Associates, Inc., where he was Chairman of the Raymond James Focus Committee. Mr. Bosken has been a registered representative of Raymond James & Associates, Inc., since 1979.

Fred Alger Management, Inc. (“Alger”), 111 Fifth Avenue, New York, NY 10003, serves as Sub-advisor for the AST Alger All-Cap Growth Portfolio. Alger has been an investment advisor since 1964, and as of December 31, 2004, managed mutual fund and other assets totaling approximately $9.7 billion.

Fred M. Alger III is the chief market strategist for the Portfolio, overseeing the investments of the Portfolio. Mr. Alger, who founded Alger, has served as the company’s Chairman of the Board since 1964, and co-managed all of Alger’s portfolios prior to 1995. Teresa McRoberts and Patrick Kelly co-manage the Portfolio and are responsible for its day-to-day management.

Ms. McRoberts is Senior Vice President and Co-Portfolio Manager of Alger’s all-cap portfolios. Ms. McRoberts returned to Alger in October 2001 after serving as a Portfolio Manager and Partner at Maximus Capital, a private investment management firm which she co-founded, and as a Vice President and Portfolio Manager at Morgan Stanley Dean Witter. From 1994 to 1998, Ms. McRoberts was a Vice President and Senior Health Care Analyst at Alger. Ms. McRoberts graduated with a B.B.A. from Oberlin College, and she earned her MBA degree from Columbia University.

Mr. Kelly is Senior Vice President and Co-Portfolio Manager of Alger’s all-cap portfolios. Mr. Kelly began his career as an investment banking analyst with SG Cowen in 1997 and joined Alger in 1999 as a Research Associate. In early 2001, Mr. Kelly was promoted to Associate Analyst and Assistant Vice President, and in September of 2001 was promoted to Analyst. Mr. Kelly was named Co-Portfolio Manager of Alger’s all-cap portfolios in September 2004. Mr. Kelly graduated with honors from Georgetown University.

Goldman Sachs Asset Management, L.P. (“GSAM”), is located at 32 Old Slip, New York, New York 10005. GSAM registered as an investment advisor in 1990. GSAM serves as investment Sub-advisor for the AST Goldman Sachs Small-Cap Value Portfolio, the AST Goldman Sachs Mid-Cap Growth Portfolio, and the AST Goldman Sachs Concentrated Growth Portfolio. GSAM serves as investment manager for a wide range of clients including pension funds, foundations and insurance companies and individual investors. GSAM, along with other units of the Investment Management Division of Goldman Sachs, managed approximately $451.3 billion in assets as of December 31, 2004.

The portfolio managers responsible for managing the AST Goldman Sachs Small-Cap Value Portfolio are Chip Otness, Lisa Parisi, Kelly Flynn, David Berdon, Dolores Bamford, and Scott Carroll.

Chip Otness, Managing Director, joined Goldman Sachs as a senior portfolio manager in 2000. From 1998 to 2000, he headed Dolphin Asset Management. From 1970 to 1998, Mr. Otness worked at J.P. Morgan, most recently as a managing director and senior portfolio manager responsible for small-cap institutional equity investments.

Lisa Parisi, Managing Director, joined Goldman Sachs as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co.

Kelly Flynn is a Vice President of Goldman, Sachs & Co. He is a portfolio manager for the U.S. Value team, where he has broad research responsibilities across value strategies. Prior to joining Goldman Sachs Kelly spent 3 years at Lazard Asset management where he was a portfolio manager for Small Cap/SMID Cap Value products. Before Lazard, Kelly was a small cap value portfolio manager at 1838 Investment Advisors. Kelly has also spent time working for Edgewater Private Equity Fund as a research analyst and at First Boston in the mergers and acquisitions department. Kelly received a B.A. from Harvard and an M.B.A. from Wharton School of Business. Kelly joined the Value Team in April of 2002.

David Berdon is a Vice President at Goldman Sachs. Mr. Berdon is a Portfolio Manager on the U.S. Value team, where he has broad research responsibilities across the value strategies. Before joining Goldman Sachs, Mr. Berdon was a vice president for Business Development and Strategic Alliances at Soliloquy Inc., a Principal Consultant at Diamond Technology Partners, and an analyst at Chase Manhattan Bank and Morgan Stanley. He received a B.A. in Government and Law from Lafayette College and an M.B.A. in Finance from Wharton School of Business. Mr. Berdon joined the Value Team in March of 2001.

Dolores Bamford is a Managing Director at Goldman Sachs. Ms. Bamford is a portfolio manager for the U.S. Value team, where she has broad research responsibility across the value portfolios. Ms. Bamford joined the Value Team in April 2002. Prior to arriving at Goldman Sachs, Ms. Bamford worked as a Portfolio Manager at Putnam Investments for various products, beginning in 1992. While at Putnam, she was portfolio manager for a variety of funds, including the Putnam Convertible Income-Growth Fund and the Global Resources Fund. Ms. Bamford received a B.A. from Wellesley College and an M.S. from the MIT Sloan School of Management. She is a C.F.A. chartholder.

Scott Carroll is a Vice President at Goldman Sachs. He is a portfolio manager on the U.S. Value team, where he has broad research responsibilities across the value portfolios. He joined the Value Team in May 2002. Before joining Goldman Sachs, Mr. Carroll spent over five years at Van Kampen Funds, where he had portfolio management and analyst responsibilities for a Growth and Income fund and for an Equity Income fund. Prior to joining Van Kampen, Mr. Carroll spent three years at Lincoln Capital Management as an equity analyst. He also spent two years as a Senior Auditor at Pittway Corporation. Mr. Carroll received a B.S. in Accounting from Northern Illinois University and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Carroll is a C.F.A. Chartholder.

The portfolio managers responsible for the day-to-day management of the AST Goldman Sachs Concentrated Growth Portfolio and the AST Goldman Sachs Mid-Cap Growth Portfolio are Herbert Ehlers, Dave Shell, Steve Barry, Greg Ekizian, Kenneth Berents, Andy Pyne, Scott Kolar, Ernest Segundo, Prashant Khemka, Warren Fisher, Mark Gordon, Joe Hudepohl, Adria Markus, Derek Pilecki, Jeff Rabinowitz, and Chuck Silberstein.

Herbert Ehlers is a Managing Director of Goldman, Sachs & Co. He is a Chief Investment Officer for the Growth Team, and has been the lead manager of the strategy since its inception in 1981. Mr. Ehlers served as CEO of Liberty Investment Management prior to Goldman Sachs Asset Management’s acquisition of Liberty in January 1997. His investment experience spans 39 years and all types of markets, including institutional investment research at Parker Hunter, portfolio management of private investment partnerships, and senior financial positions at U.S. Home and Penn Central Corporation. Mr. Ehlers founded Liberty’s predecessor firm, Eagle Asset Management, in 1980. He graduated with honors from Lehigh University in 1962 with a B.A. in Mathematics and received his M.S. degree in Management Science with high honors from the Graduate School of Business at Lehigh in 1964.

Dave Shell is a Managing Director of Goldman, Sachs & Co. He is a Chief Investment Officer, and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in entertainment, cable television, broadcasting, telecommunications, and wireless communications. Mr. Shell was a senior portfolio manager at Liberty Investment Management prior to Goldman Sachs Asset Management’s acquisition of Liberty in January 1997. He joined Liberty’s predecessor firm, Eagle Asset Management, in 1987. Mr. Shell earned a B.A. in Finance from the University of South Florida in 1987.

Steve Barry is a Managing Director of Goldman, Sachs & Co. He is a Chief Investment Officer and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in media, communications and technology. He is also responsible for the team’s Mid-Cap Growth Strategy. Prior to joining Goldman Sachs in June 1999, he was a portfolio manager at Alliance Capital Management. During Mr. Barry’s eleven-year tenure at Alliance, he managed growth portfolios with varying mandates including Small Capitalization, All-Capitalization, and Mid-Capitalization. His past experiences also include 3 years with Hutton Asset Management. Mr. Barry earned a B.A. in Mathematics and Economics from Boston College in 1985.

Greg Ekizian is a Managing Director of Goldman, Sachs & Co. He is a Chief Investment Officer and a Senior Portfolio Manager for the Growth Team. He has primary responsibility for investment research in household products, pharmaceuticals, restaurants, consumer promotion, and lodging. Mr. Ekizian was a senior portfolio manager at Liberty Investment Management prior to Goldman Sachs Asset Management’s acquisition of Liberty in January 1997. He joined Liberty’s predecessor firm, Eagle Asset Management, in 1990. His prior experience includes investment research analysis, portfolio management, and mergers and acquisitions analysis with Shearson Lehman Hutton and PaineWebber. Greg is a 1985 graduate of Lehigh University and earned his M.B.A. in Finance from the University of Chicago Graduate School of Business in 1990.

Kenneth Berents is a Co-Chair of the Investment Committee and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in the newspaper, publishing, rating agencies and advertising industries. Prior to joining Goldman Sachs in September 2000, Mr. Berents served for seven years as Managing Director and Director of Research for First Union Securities, Inc. (formerly Wheat First Union and now Wachovia Securities), where he also headed the firm’s investment committee. His 24 years of experience include being a media analyst at Alex. Brown & Sons, Wheat First Butcher Singer, and Legg Mason. In 1995, he was named an All Star analyst by the Wall Street Journal for his newspaper work. Before Wall Street, he was an award-winning journalist for the Baltimore Evening Sun, where he covered economics and politics. Mr. Berents earned an A.B. from Villanova University in 1971, an M.A. from the University of Missouri in 1973. He was an Alfred P. Sloan Fellow in Economics at Princeton University in 1980.

Andy Pyne is a senior portfolio manager for the Growth Team. As a member of the Investment Committee, he contributes to overall portfolio strategy and portfolio construction, and is responsible for product management. Previously, he was responsible for investment products for Goldman’s U.S. mutual funds business. Prior to joining Goldman Sachs in 1997, Mr. Pyne was head of product management at Van Kampen Investments. Andy graduated magna cum laude with a B.A. in Business/Economics from Wheaton College (IL).

Scott Kolar is a Co-Chair of the Investment Committee and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in technology and software, and had previously been the team’s information systems specialist, designing and implementing its technology infrastructure. Mr. Kolar is also Co-Head of Global Technology Research for GSAM. He worked at Liberty Investment Management prior to Goldman Sachs Asset Management’s acquisition of Liberty in January 1997. He earned a B.A. in Government from Harvard University in 1994.

Ernest Segundo is a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in retail, energy and tobacco. Mr. Segundo was a senior portfolio manager at Liberty Investment Management prior to Goldman Sachs Asset Management’s acquisition of Liberty in January 1997. He joined Liberty’s predecessor firm, Eagle Asset Management, in 1992. His prior experiences include work as an equity research analyst with Fidelity Management & Research Company. Mr. Segundo graduated summa cum laude and first honor graduate with a B.S. in Mathematical Economics from the United States Military Academy in 1985. He earned an M.B.A. in Finance and Investment Management from Stanford Graduate School of Business in 1992.

Prashant Khemka is a Co-Chair of the Investment Committee and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in the telecom services industries, including wireless, satellite, local and long haul data services. Prior to joining Goldman Sachs in May 2000, Mr. Khemka was an assistant portfolio manager in the Fundamental Strategies group at State Street Global Advisors. He graduated with honors from Bombay University with a B.E. in Mechanical Engineering. He earned an M.B.A. in Finance from the Owen Graduate School of Management at Vanderbilt University and received Matt Wiggington leadership award for outstanding performance in finance.

Warren Fisher is a portfolio manager for the Growth Team. He has primary responsibility for investment research in financial services, computer services, and mid-cap companies. Mr. Fisher joined Goldman Sachs Asset Management in June of 1994. Prior to joining the Growth Team in January 1999, Warren was an analyst in Goldman Sachs Asset Management’s Finance Group. Warren earned a B.S. in Accounting from Lehigh University in 1994.

Mark R. Lockhart Gordon is a Vice President of Goldman Sachs. Mr. Gordon is a portfolio manager for the Growth Team. He has primary responsibility for investment research in the retail, transportation, and health services industries. Prior to joining Goldman Sachs in August 2000, Mr. Gordon worked for Lehman Brothers as an investment banking analyst in the mergers and acquisitions group. Mr. Gordon earned a B.A., with honors, in Modern Culture and Media and in Religion Studies from Brown University and an M.A. in Humanities from Stanford University. Mr. Gordon earned an M.B.A., with honors, in Analytic Finance and Economics from the University of Chicago in June 2000. Mr. Gordon has earned the C.F.A. designation.

Joe Hudepohl is a portfolio manager for the Growth Team. He has primary responsibility for investment research in the cable and satellite, entertainment, travel, gaming and lodging industries. Prior to joining the Growth Team in July 1999, Mr. Hudepohl was an analyst in the Investment Banking Division of Goldman Sachs, where he worked in the High Technology Group. A two-time Olympic Gold Medalist in swimming, he competed in the 1992 Barcelona and 1996 Atlanta Olympic Games. Joe graduated with a B.A. in Economics from Stanford University in 1997.

Adria Markus is a portfolio manager for the Growth Team. She has primary responsibility for investment research in retail, media, and mid-cap companies. Prior to joining Goldman Sachs in July 2001, Ms. Markus was an equity research analyst at Epoch Partners, responsible for covering consumer Internet and media companies. Prior to joining Epoch Partners, Adria was an equity research analyst with Bear Stearns’ Media Group, a team that has consistently ranked among the top three in the Institutional Investor All-America survey. While working at Bear Stearns, Ms. Markus focused primarily on the cable and interactive television industries. Ms. Markus earned a B.A. in English Literature from the University of Michigan in 1994 and received an M.B.A. from the Yale School of Management in 1999.

Derek Pilecki is a portfolio manager for the Growth Team. He has primary responsibility for investment research in the banking, insurance and specialty finance industries. Prior to joining Goldman Sachs in December 2002, Mr. Pilecki was a portfolio manager and equity analyst at Clover Capital Management, and before that he worked at Fannie Mae as a financial analyst with a focus on mortgage portfolio strategy. He earned a B.A. in Economics from Duke University and an M.B.A., with honors, in Finance and Accounting from the University of Chicago Graduate School of Business.

Jeff Rabinowitz is a portfolio manager for the Growth Team. He has primary responsibility for investment research in the communications, technology, and wireless services industries. Prior to joining Goldman Sachs in May 1999, Mr. Rabinowitz was a senior software engineer at Motorola, Inc., where he was responsible for product development of digital wireless phones. Mr. Rabinowitz earned a B.S., with honors, Electrical Engineering from Florida Atlantic University. He received his M.B.A. in Finance with Distinction from the Wharton School of the University of Pennsylvania and graduated as a Palmer Scholar in 1999.

Chuck Silberstein is a portfolio manager for the Growth Team. He has primary responsibility for investment research in the biotechnology and pharmaceutical industries. Prior to joining Goldman Sachs in July 2000, Dr. Silberstein was an equity research analyst at Barington Capital Group, responsible for the biotechnology industry. He earned a B.S. in Biology from Yeshiva University. He earned an M.D. with Distinction in Developmental Neurobiology Research from the Albert Einstein College of Medicine in 1995 and an M.B.A. in Finance from Columbia Business School in 2000.

Hotchkis and Wiley Capital Management, LLC (“HWCM”), 725 South Figueroa Street, Suite 3900, Los Angeles, California 90017-5439, serves as the sub-adviser for the AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly, AST INVESCO Capital Income Portfolio). HWCM is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are employees of HWCM, and Stephens Group, Inc. and affiliates, which is a diversified holding company. As of December 31, 2004, HWCM managed approximately $19.4 billion in assets.

HWCM, sub-advisor to the Portfolio, also manages institutional separate accounts and is the advisor and sub-advisor to other mutual funds. The investment process is the same for similar accounts, including the Portfolio and is driven by team-oriented, in-depth, fundamental research. The investment research staff is organized by industry coverage and supports all of the accounts managed in each of the sub-advisor’s investment strategies. Weekly research meetings provide a forum where analysts and portfolio managers discuss current investment ideas within their assigned industries. Generally, the entire investment team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio’s current composition, and the relative value of alternative investments. The culmination of this process is the formation of a “target portfolio” for each investment strategy representing the best investment ideas with appropriate weights for each of the holdings.

Although the Portfolio is managed by HWCM’s investment team, HWCM has identified the following five portfolio managers as those having the most significant responsibility for the Portfolio’s assets: Sheldon Lieberman, George Davis, Joe Huber, Patricia McKenna, and Stan Majcher  This list does not include all members of the investment team.

Mr. Lieberman participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity on the Portfolio. Mr. Lieberman, currently Principal and Portfolio Manager of HWCM, joined HWCM in 1994 as Portfolio Manager and Analyst.

Mr. Davis participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity on the Portfolio. Mr. Davis, currently Principal, Portfolio Manager and Chief Executive Officer of HWCM, joined HWCM in 1988 as Portfolio Manager and Analyst.

Mr. Huber participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He is jointly responsible for the day-to-day management of the Portfolio’s cash flows, which includes directing the Portfolio’s purchases and sales to ensure that the Portfolio’s holdings remain reflective of the “target portfolio.” Mr. Huber, currently Principal, Portfolio Manager and Director of Research of HWCM, joined HWCM in 2000 as Portfolio Manager and Analyst and soon thereafter became the Director of Research.

Ms. McKenna participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. She has authority to direct trading activity on the Fund. Ms. McKenna, currently Principal and Portfolio Manager of HWCM, joined HWCM in 1995 as Portfolio Manager and Analyst.

Mr. Majcher participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He is jointly responsible for the day-to-day management of the Portfolio’s cash flows, which includes directing the Portfolio’s purchases and sales to ensure that the Portfolio’s holdings remain reflective of the “target portfolio.” Mr. Majcher, currently Principal and Portfolio Manager of HWCM, joined HWCM in 1996 as Analyst and became Portfolio Manager in 1999.

Integrity Asset Management (“Integrity”), with principal offices at 9900 Corporate Campus Drive, Suite 3000, Louisville, KY 40223, serves as Sub-advisor for a portion of the AST Small-Cap Value Portfolio (formerly, AST Gabelli Small-Cap Value Portfolio). Integrity was founded in 2003, and is 100% owned by active, full-time employees. Integrity manages more than $445 million in U.S. value equity portfolios utilizing a team approach.

Integrity Asset Management employs a team of investment professionals to manage the AST Small-Cap Value Portfolio. The lead managers of the investment team are Daniel G. Bandi, CFA, Adam I. Friedman, and Daniel J. DeMonica, CFA.

Daniel G. Bandi, CFA, serves as the lead portfolio manager for the portion of the Portfolio managed by Integrity. Mr. Bandi is the chief investment officer for value equities at Integrity, and has served in this capacity with Integrity since 2003. Prior to joining Integrity, Mr. Bandi served as managing director of equity investment for National City Investment Management Company from 1998 to 2003. Mr. Bandi received his B.A. degree in economics from the University of Pittsburgh, and his M.B.A. in finance from Texas A&M University—Commerce. Mr. Bandi has managed the Portfolio since Integrity became one of its sub-advisors in November 2004.

Adam I. Friedman is a Senior Portfolio Manager, and has served in this capacity with Integrity since 2003. Prior to joining Integrity, Mr. Friedman was Senior Portfolio Manager for National City Investment Management Co. from 1998 to 2003. Mr. Friedman earned his Bachelor of Science degree in Psychology/Pre-Med from the University of Maryland in 1987, and an MBA in Finance from Case Western University in 1990.

Daniel J. DeMonica, CFA is a Senior Portfolio Manager, and has served in this capacity with Integrity since 2003. From 1997 to 2003, prior to joining Integrity, Mr. DeMonica was a Portfolio Manager and Security Analyst for National City Investment Management Co. Mr. DeMonica earned his Bachelor of Arts degree in Finance from Indiana University in 1994, and an MBA in Finance from Case Western University in 2000.

J. P. Morgan Investment Management Inc. (“J.P. Morgan”), with principal offices at 522 Fifth Avenue, New York, New York 10036, serves as Sub-advisor for a portion of the AST Small-Cap Value Portfolio (formerly, AST Gabelli Small-Cap Value Portfolio). J.P. Morgan and its affiliates offer a wide range of services to governmental, institutional, corporate and individual customers, and act as investment advisor to individual and institutional clients with combined assets under management of approximately $791 billion as of December 31, 2004.

The portfolio managers responsible for day-to-day management of the portion of the AST Small-Cap Value Portfolio managed by J.P. Morgan are Christopher T. Blum and Dennis S. Ruhl. Mr. Blum, a vice president, is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001 and is currently responsible for managing structured small-cap core and small-cap value accounts. Previously, Mr. Blum spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, he spent over three years in the U.S. Structured Equity Group at J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. Mr. Blum earned his B.B.A. in finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation. Mr. Ruhl, a vice president, is a portfolio manager in the U.S. Small Cap Equity Group. An employee since 1999, his current responsibility includes managing structured small cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl holds dual bachelor’s degrees in mathematics and computer science and a master’s degree in computer science, all from MIT. Mr. Ruhl serves on the Board of Directors of Minds Matter, a nonprofit mentoring organization, as well as the MIT Club of New York, and is a CFA charterholder. They have managed the Portfolio since J.P. Morgan became one of its sub-advisors in November 2004.

Lee Munder Investments, Ltd. (“Lee Munder”), with principal offices at 200 Clarendon Street, Boston, Massachusetts 02116, serves as Sub-advisor for a portion of the AST Small-Cap Value Portfolio (formerly, AST Gabelli Small-Cap Value Portfolio). , Lee Munder was founded in 2000 and is 77% owned by its employees with the remainder of the firm owned by Castanea Partners. As of December 31, 2004, Lee Munder managed approximately $3.1 billion in assets.

R. Todd Vingers serves as the portfolio manager for the portion of the Portfolio managed by Lee Munder. Mr. Vingers joined Lee Munder in June 2002 as a small cap value portfolio manager. Mr. Vingers has over 14 years of investment experience and most recently served as vice president and senior portfolio manager for American Century Investments. Prior to joining American Century Investments, Mr. Vingers was a valuation analyst for the Hawthorne Company. Mr. Vingers earned a B.A. from the University of St. Thomas and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Vingers is a member of the Institute of Chartered Financial Analysts and the Association for Investment Management and Research (AIMR). Mr. Vingers has managed the Portfolio since Lee Munder became one of its sub-advisors in November 2004.

Marsico Capital Management, LLC (“MCM”), located at 1200 17th Street, Suite 1600, Denver, CO 80202, serves as Sub-adviser to the AST Marsico Capital Growth Portfolio. MCM was organized in September 1997 as a registered investment adviser and became a wholly-owned indirect subsidiary of Bank of America Corporation in January 2001. MCM provides investment management services to other mutual funds and private accounts and, as of December 31, 2004, had approximately $44 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of the Adviser.

Thomas F. Marsico is the Chief Investment Officer of Marsico Capital Management and manages the AST Marsico Capital Growth Portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming MCM, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997, and served as portfolio manager for the Janus Growth and Income Fund from May 31, 1991 (the Fund’s inception date) through August 11, 1997.

Massachusetts Financial Services Company (“MFS”), which is located at 500 Boylston Street, Boston, Massachusetts 02116, serves as Sub-advisor for the AST MFS Growth Portfolio. MFS and its predecessor organizations have a history of money management dating from 1924. As of December  31, 2004, the net assets under the management of the MFS organization were approximately $143.2 billion.

The portfolio manager responsible for the management of the AST MFS Growth Portfoliois Stephen Pesek. Mr. Pesek, a Senior Vice President of MFS, has managed the Portfolio since its inception and has been employed by MFS in the investment management area since 1994.

Neuberger Berman Management Inc. (“NB Management”), 605 Third Avenue, New York, NY 10158, serves as Sub-advisor for the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, and a portion of the AST Small-Cap Growth Portfolio. NB Management and its predecessor firms have specialized in the management of mutual funds since 1950. Neuberger Berman, LLC, an affiliate of NB Management, acts as a principal broker in the purchase and sale of portfolio securities for the Portfolios for which it serves as Sub-advisor, and provides NB Management with certain assistance in the management of the Portfolios without added cost to the Portfolios or ASISI. NB Management and its affiliates manage securities accounts, including mutual funds, that had approximately $89.2 billion of assets as of December 31, 2004. NB Management is a subsidiary of Lehman Brothers Holdings Inc.

The AST Neuberger Berman Mid-Cap Growth Portfolio is managed by a team lead by Jon D. Brorson, consisting of the following lead portfolio managers, each of whom has managed the Portfolio since January 2003. Jon D. Brorson has co-managed an equity mutual fund and managed other equity portfolios since 1990 at two other investment managers, where he also had responsibility for investment research, sales and trading. Kenneth J. Turek has managed or co-managed two equity mutual funds and other equity portfolios for several other investment managers since 1985. Each team member is a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC.

The portfolio managers responsible for the day-to-day management of the AST Neuberger Berman Mid-Cap Value Portfolio are Andrew Wellington and David M. DiDomenico. Mr. Wellington has been managing the Portfolio since May 2003. Mr. Wellington has been with NB Management since 2001, where he is currently a Managing Director and a Portfolio Manager. From 2000 until 2001, Mr. Wellington served as a Portfolio Manager at Pzena Investment Management (“Pzena”). From 1996 until 1999, he served as a Senior Research Analyst at Pzena. Mr. DiDomenico is a Vice President of NB Management and Neuberger Berman LLC. He has been an associate manager of the Portfolio since December 2003. He held a position at a private equity firm from 1999 to 2002. Prior to 1999 he was an analyst at another investment firm.

The portfolio manager responsible for the day-to-day management of NB Management’s portion of the AST Small-Cap Growth Portfolio is Michael Fasciano. Mr. Fasciano started managing the Portfolio in May 2005. Mr. Fasciano has been a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC since 2001. Prior to joining Neuberger Berman, he managed Fasciano Fund, Inc., from its inception in 1988 until 2001.

Pacific Investment Management Company LLC (“PIMCO”) serves as Sub-advisor for the AST PIMCO Total Return Bond Portfolio and the AST PIMCO Limited Maturity Bond Portfolio. PIMCO, located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660 is an investment counseling firm founded in 1971. As of December 31, 2004, PIMCO had approximately $445.7 billion of assets under management. PIMCO is an investment counseling firm that was founded in 1971. PIMCO is a Delaware limited liability company and is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI LP”), with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO.  AGI LP was organized as a limited partnership under Delaware law in 1987. AGI LP’s sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited company with two members, ADAM U.S. Holding LLC, the managing member, which is a Delaware limited liability company and Pacific Life Insurance Company, a California stock life insurance company. The sole member of ADAM U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc., a Delaware corporation which owns a 99.9% non-managing interest and Allianz Global Investors of America Holding Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz Global Investors of America Holding Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is wholly owned by Allianz Aktiengesellschaft (“Allianz AG”). Allianz of America, Inc. is wholly-owned by Allianz AG. Pacific Life Insurance Company, a wholly-owned subsidiary of Pacific Mutual Holding Company.  Allianz AG indirectly holds a controlling interest in Allianz Global Investors of America L.P. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company owns an indirect minority equity interest in Allianz Global Investors of America L.P. and is a California-based insurance company.

AST PIMCO Limited Maturity Bond Portfolio: Paul A. McCulley is managing director, generalist portfolio manager, member of the investment committee and head of PIMCO’s Short-Term Desk. He also leads PIMCO’s Cyclical Economic Forum and is author of the monthly research publication Fed Focus. Mr. McCulley joined the firm in 1999, previously serving as Chief Economist for the Americas for UBS Warburg. From 1996 and 1998, he was named to six seats on the Institutional Investor All-America Fixed Income Research team. He has twenty-one years of investment experience and holds a bachelor’s degree from Grinnell College and an MBA from Columbia University Graduate School of Business.

AST PIMCO Total Return Bond Portfolio: William H. Gross, CFA, is managing director, portfolio manager, and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has thirty-five years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has a bachelor’s degree from Duke University and an MBA from the UCLA Graduate School of Business.

William Blair & Company, L.L.C., located at 222 West Adams Street, Chicago, Illinois 60606, serves as Sub-advisor to the AST William Blair International Growth Portfolio. Since its founding in 1935, the firm has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2004, William Blair managed approximately $26.2 billion in assets.

The portfolio manager responsible for the day-today management of the AST William Blair International Growth Portfolio is W. George Greig. Mr. Greig is a principal of William Blair and Company, L.L.C. (“William Blair”). He joined the firm’s Investment Management Department in 1996 as an international portfolio manager. He headed international equities for PNC bank in Philadelphia from 1995 to 1996. He earned a bachelor’s degree from Massachusetts Institute of Technology and an M.B.A. from the Wharton School of the University of Pennsylvania. Mr. Greig, the portfolio manager of the AST International Growth Fund, is primarily responsible for the day-to-day management of the portfolio, other registered investment companies, other pooled investment vehicles, and other advisory accounts.

Fees and Expenses:

Investment Management Fees.   ASISI receives a fee, payable each month, for the performance of its services. ASISI pays each Sub-advisor a portion of such fee for the performance of the Sub-advisory services at no additional cost to any Portfolio. The Investment Management fee for each Portfolio will differ, reflecting the differing objectives, policies and restrictions of each Portfolio. Each Portfolio’s fee is accrued daily for the purposes of determining the sale and redemption price of the Portfolio’s shares. The Portfolios do not pay any fee to PI.

The fees paid to ASISI for the fiscal year ended December 31, 2004, stated as a percentage of the Portfolio’s average daily net assets, were as follows:

Portfolio:	Annual Rate:
AST William Blair International Growth	1.00
AST Small-Cap Growth	0.90
AST DeAM Small-Cap Growth	0.95
AST Goldman Sachs Small-Cap Value	0.95
AST Small-Cap Value	0.90
AST Goldman Sachs Mid-Cap Growth	1.00
AST Neuberger Berman Mid-Cap Growth	0.90
AST Neuberger Berman Mid-Cap Value	0.90
AST Alger All-Cap Growth	0.95
AST MFS Growth	0.90
AST Marsico Capital Growth	0.90
AST Goldman Sachs Concentrated Growth	0.90
AST Hotchkis & Wiley Large-Cap Value	0.75
AST Cohen & Steers Realty	1.00
AST American Century Income & Growth	0.75
AST PIMCO Total Return Bond	0.65
AST PIMCO Limited Maturity Bond	0.65

For more information about investment management fees, including voluntary fee waivers and the fee rates applicable at various asset levels, and the fees payable by ASISI to each of the Sub-advisors, please see the Trust’s SAI under “Investment Advisory and Other Services.”

Other Expenses.   In addition to Investment Management fees, each Portfolio pays other expenses, including costs incurred in connection with the maintenance of its securities law registrations, printing and mailing prospectuses and statements of additional information to shareholders, certain office and financial accounting services, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholder meetings. The Trust may also pay Participating Insurance Companies for printing and delivery of certain documents (including prospectuses, semi-annual and annual reports and any proxy materials) to holders of variable annuity contracts and variable life insurance policies whose assets are invested in the Trust as well as for other services. Currently, each Portfolio pays each Participating Insurance Company 0.10% on assets attributable to that company.

Distribution Plan.   Until November 18, 2004, the Trust utilized a Distribution Plan (the “Distribution Plan”) under Rule 12b-1 under the Investment Company Act of 1940 that permitted American Skandia Marketing, Incorporated (“ASM”) and affiliates of ASISI and PI (the “Distributor”) to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use those commissions to promote the sale of shares of the Portfolios. Under the Distribution Plan, transactions for the purchase and sale of securities for a Portfolio were directed to certain brokers for execution (“clearing brokers”) who agreed to pay part of the brokerage commissions received on these transactions to the Distributor for “introducing” transactions to the clearing broker. In turn, the Distributor used the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to dealers. The Portfolios did not pay any separate fees or charges under the Distribution Plan, and it was expected that the brokerage commissions paid by a Portfolio would not increase as the result of the Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

TAX MATTERS:

Each Portfolio intends to distribute substantially all its net investment income. Dividends from investment income are expected to be declared and distributed annually, although the Trustees of the Trust may decide to declare dividends at other intervals. Similarly, any net realized long- and short-term capital gains of each Portfolio will be declared and distributed at least annually either during or after the close of the Portfolio’s fiscal year. Distributions will be made to the various separate accounts of the Participating Insurance Companies and to qualified plans (not to holders of variable insurance contracts or to plan participants) in the form of additional shares (not in cash). The result is that the investment performance of the Portfolios, either in the form of dividends or capital gains, will be reflected in the value of the variable contracts or the qualified plans.

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders, and plan participants should consult any applicable plan documents for information on the federal income tax consequences to such participants. In addition, variable contract owners and qualified plan participants may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

The following is a description of certain securities and investment methods that the Portfolios may invest in or use, and certain of the risks associated with such securities and investment methods. The primary investment focus of each Portfolio is described above under “Investment Objective and Policies” and an investor should refer to that section to obtain information about each Portfolio. In general, whether a particular Portfolio may invest in a specific type of security or use an investment method is described above or in the Trust’s SAI under “Investment Objectives and Policies.” As noted below, however, certain risk factors and investment methods apply to all or most of the Portfolios.

DERIVATIVE INSTRUMENTS:

To the extent permitted by the investment objectives and policies of a Portfolio, a Portfolio may invest in securities and other instruments that are commonly referred to as “derivatives.” For instance, a Portfolio may purchase and write (sell) call and put options on securities, securities indices and foreign currencies, enter into futures contracts and use options on futures contracts, and enter into swap agreements with respect to foreign currencies, interest rates, and securities indices. In general, derivative instruments are securities or other instruments whose value is derived from or related to the value of some other instrument or asset.

There are many types of derivatives and many different ways to use them. Some derivatives and derivative strategies involve very little risk, while others can be extremely risky and can lead to losses in excess of the amount invested in the derivative. A Portfolio may use derivatives to hedge against changes in interest rates, foreign currency exchange rates or securities prices, to generate income, as a low cost method of gaining exposure to a particular securities market without investing directly in those securities, or for other reasons.

The use of these strategies involves certain special risks, including the risk that the price movements of derivative instruments will not correspond exactly with those of the investments from which they are derived. In addition, strategies involving derivative instruments that are intended to reduce the risk of loss can also reduce the opportunity for gain. Furthermore, regulatory requirements for a Portfolio to set aside assets to meet its obligations with respect to derivatives may result in a Portfolio being unable to purchase or sell securities when it would otherwise be favorable to do so, or in a Portfolio needing to sell securities at a disadvantageous time. A Portfolio may also be unable to close out its derivatives positions when desired. There is no assurance that a Portfolio will engage in derivative transactions. Certain derivative instruments and some of their risks are described in more detail below.

Options.   Most of the Portfolios may purchase or write (sell) call or put options on securities, financial indices or currencies. The purchaser of an option on a security or currency obtains the right to purchase (in the case of a call option) or sell (in the case of a put option) the security or currency at a specified price within a limited period of time. Upon exercise by the purchaser, the writer (seller) of the option has the obligation to buy or sell the underlying security at the exercise price. An option on a securities index is similar to an option on an individual security, except that the value of the option depends on the value of the securities comprising the index, and all settlements are made in cash.

A Portfolio will pay a premium to the party writing the option when it purchases an option. In order for a call option purchased by a Portfolio to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and other transaction costs. Similarly, in order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and other transaction costs.

Generally, the Portfolios will write call options only if they are covered (i.e., the Portfolio owns the security subject to the option or has the right to acquire it without additional cost or, if additional cash consideration is required, cash or other assets determined to be liquid in such amount are segregated on the Portfolios’ records). By writing a call option, a Portfolio assumes the risk that it may be required to deliver a security for a price lower than its market value at the time the option is exercised. Effectively, a Portfolio that writes a covered call option gives up the opportunity for gain above the exercise price should the market price of the underlying security increase, but retains the risk of loss should the price of the underlying security decline. A Portfolio will write call options in order to obtain a return from the premiums received and will retain the premiums whether or not the options are exercised, which will help offset a decline in the market value of the underlying securities. A Portfolio that writes a put option likewise receives a premium, but assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

A Portfolio may sell an option that it has previously purchased prior to the purchase or sale of the underlying security. Any such sale would result in a gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the option. A Portfolio may terminate an option it has written by entering into a closing purchase transaction in which it purchases an option of the same series as the option written.

Futures Contracts and Related Options.   Each Portfolio (except the AST Neuberger Berman Mid-Cap Growth Portfolio and the AST Neuberger Berman Mid-Cap Value Portfolio) may enter into financial futures contracts and related options. The seller of a futures contract agrees to sell the securities or currency called for in the contract and the buyer agrees to buy the securities or currency at a specified price at a specified future time. Financial futures contracts may relate to securities indices, interest rates or foreign currencies. Futures contracts are usually settled through net cash payments rather than through actual delivery of the securities underlying the contract. For instance, in a stock index futures contract, the two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value when the contract expires and the price specified in the contract. A Portfolio may use futures contracts to hedge against movements in securities prices, interest rates or currency exchange rates, or as an efficient way to gain exposure to these markets.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract at the exercise price at any time during the life of the option. The writer of the option is required upon exercise to assume the opposite position.

Under regulations of the Commodity Futures Trading Commission (“CFTC”), no Portfolio will:

(i)    purchase or sell futures or options on futures contracts or stock indices for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of each Portfolio’s net assets; and

(ii)   enter into any futures contracts if the aggregate amount of that Portfolio’s commitments under outstanding futures contracts positions would exceed the market value of its total assets.

Risks of Options and Futures Contracts.   Options and futures contracts can be highly volatile and their use can reduce a Portfolio’s performance. Successful use of these strategies requires the ability to predict future movements in securities prices, interest rates, currency exchange rates, and other economic factors. If a Sub-advisor seeks to protect a Portfolio against potential adverse movements in the relevant financial markets using these instruments, and such markets do not move in the predicted direction, the Portfolio could be left in a less favorable position than if such strategies had not been used. A Portfolio’s potential losses from the use of futures extends beyond its initial investment in such contracts.

Among the other risks inherent in the use of options and futures are (a) the risk of imperfect correlation between the price of options and futures and the prices of the securities or currencies to which they relate, (b) the fact that skills needed to use these strategies are different from those needed to select portfolio securities and (c) the possible need to defer closing out certain positions to avoid adverse tax consequences. With respect to options on stock indices and stock index futures, the risk of imperfect correlation increases the more the holdings of the Portfolio differ from the composition of the relevant index. These instruments may not have a liquid secondary market. Option positions established in the over-the-counter market may be particularly illiquid and may also involve the risk that the other party to the transaction fails to meet its obligations.

FOREIGN SECURITIES:

Investments in securities of foreign issuers may involve risks that are not present with domestic investments. While investments in foreign securities can reduce risk by providing further diversification, such investments involve “sovereign risks” in addition to the credit and market risks to which securities generally are subject. Sovereign risks includes local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. In some countries, there may also be the possibility of expropriation or confiscatory taxation, difficulty in enforcing contractual and other obligations, political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Further, it may be more difficult for the Trust’s agents to keep currently informed about corporate actions and decisions that may affect the price of portfolio securities. Brokerage commissions on foreign securities exchanges, which may be fixed, may be higher than in the United States. Settlement of transactions in some foreign markets may be less frequent or less reliable than in the United States, which could affect the liquidity of investments. For example, securities that are traded in foreign markets may trade on days (such as Saturday or Holidays) when a Portfolio does not compute its price or accept purchase or redemption orders. As a result, a shareholder may not be able to act on developments taking place in foreign countries as they occur.

American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and International Depositary Receipts (“IDRs”).   ADRs are U.S. dollar-denominated receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign issuer. ADRs generally are publicly traded in the United States. ADRs are subject to many of the same risks as direct investments in foreign securities, although ownership of ADRs may reduce or eliminate certain risks associated with holding assets in foreign countries, such as the risk of expropriation. EDRs, GDRs and IDRs are receipts similar to ADRs that typically trade in countries other than the United States.

Depositary receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded as depositary receipts. In unsponsored programs, the issuer may not be directly involved in the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

Developing Countries.   Although none of the Portfolios invest primarily in securities of issuers in developing countries, many of the Funds may invest in these securities to some degree. Many of the risks described above with respect to investing in foreign issuers are accentuated when the issuers are located in developing countries. Developing countries may be politically and/or economically unstable, and the securities markets in those countries may be less liquid or subject to inadequate government regulation and supervision. Developing countries have often experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in these countries to decline. Securities of issuers in developing countries may be more volatile and, in the case of debt securities, more uncertain as to payment of interest and principal. Investments in developing countries may include securities created through the Brady Plan, under which certain heavily-indebted countries have restructured their bank debt into bonds.

Currency Fluctuations.   Investments in foreign securities may be denominated in foreign currencies. The value of a Portfolio’s investments denominated in foreign currencies may be affected, favorably or unfavorably, by exchange rates and exchange control regulations. A Portfolio’s share price may, therefore, also be affected by changes in currency exchange rates. Foreign currency exchange rates generally are determined by the forces of supply and demand in foreign exchange markets, including perceptions of the relative merits of investment in different countries, actual or perceived changes in interest rates or other complex factors. Currency exchange rates also can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. In addition, a Portfolio may incur costs in connection with conversions between various currencies.

Foreign Currency Transactions.   A Portfolio that invests in securities denominated in foreign currencies will need to engage in foreign currency exchange transactions. Such transactions may occur on a “spot” basis at the exchange rate prevailing at the time of the transaction. Alternatively, a Portfolio may enter into forward foreign currency exchange contracts. A forward contract involves an obligation to purchase or sell a specified currency at a specified future date at a price set at the time of the contract. A Portfolio may enter into a forward contract to increase exposure to a foreign currency when it wishes to “lock in” the U.S. dollar price of a security it expects to or is obligated to purchase or sell in the future. This practice may be referred to as “transaction hedging.” In addition, when a Portfolio’s Sub-advisor believes that the currency of a particular country may suffer or enjoy a significant movement compared to another currency, the Portfolio may enter into a forward contract to sell or buy the first foreign currency (or a currency that acts as a proxy for such currency). This practice may be referred to as “portfolio hedging.” In any event, the precise matching of the forward contract amounts and the value of the securities involved generally will not be possible. No Portfolio will enter into a forward contract if it would be obligated to sell an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in or exposed to that currency, or will sell an amount of proxy currency in excess of the value of securities denominated in or exposed to the related currency unless open positions in forwards used for non-hedging purposes are covered by the segregation on the Portfolios’ records of assets determined to be liquid and marked to market daily. The effect of entering into a forward contract on a Portfolio’s share price will be similar to selling securities denominated in one currency and purchasing securities denominated in another. Although a forward contract may reduce a Portfolio’s losses on securities denominated in foreign currency, it may also reduce the potential for gain on the securities if the currency’s value moves in a direction not anticipated by the Sub-advisor. In addition, foreign currency hedging may entail significant transaction costs.

COMMON AND PREFERRED STOCKS:

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company’s income for purposes of receiving dividend payments and on the company’s assets in the event of liquidation. (Some of the Sub-advisors consider preferred stocks to be equity securities for purposes of the various Portfolios’ investment policies and restrictions, while others consider them fixed income securities.) After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

FIXED INCOME SECURITIES:

Most of the Portfolios, including the Portfolios that invest primarily in equity securities, may invest to some degree in bonds, notes, debentures and other obligations of corporations and governments. Fixed-income securities are generally subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest and principal payments as they come due. The ratings given a security by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”), which are described in detail in the Appendix to the Trust’s SAI, provide a generally useful guide as to such credit risk. The lower the rating, the greater the credit risk the rating service perceives to exist with respect to the security. Increasing the amount of Portfolio assets invested in lower-rated securities generally will increase the Portfolio’s income, but also will increase the credit risk to which the Portfolio is subject. Market risk relates to the fact that the prices of fixed income securities generally will be affected by changes in the level of interest rates in the markets generally. An increase in interest rates will tend to reduce the prices of such securities, while a decline in interest rates will tend to increase their prices. In general, the longer the maturity or duration of a fixed income security, the more its value will fluctuate with changes in interest rates.

Lower-Rated Fixed Income Securities.   Lower-rated high-yield bonds (commonly known as “junk bonds”) are those that are rated lower than the four highest categories by a nationally recognized statistical rating organization (for example, lower than Baa by Moody’s or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the Sub-advisor. Lower-rated bonds are generally considered to be high risk investments as they are subject to greater credit risk than higher-rated bonds. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated high-yield bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. Because the risk of default is higher in lower-rated bonds, a Sub-advisor’s research and analysis tend to be very important ingredients in the selection of these bonds. In addition, the exercise by an issuer of redemption or call provisions that are common in lower-rated bonds may result in their replacement by lower yielding bonds.

Bonds rated in the four highest ratings categories are frequently referred to as “investment grade.” However, bonds rated in the fourth category (Baa or BBB) are considered medium grade and may have speculative characteristics.

MORTGAGE-BACKED SECURITIES:

Mortgage-backed securities are securities representing interests in “pools” of mortgage loans on residential or commercial real property and that generally provide for monthly payments of both interest and principal, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loans (net of fees paid to the issuer or guarantor of the securities). Mortgage-backed securities are frequently issued by U.S. Government agencies or Government-sponsored enterprises, and payments of interest and principal on these securities (but not their market prices) may be guaranteed by the full faith and credit of the U.S. Government or by the agency only, or may be supported by the issuer’s ability to borrow from the U.S. Treasury. Mortgage-backed securities created by non-governmental issuers may be supported by various forms of insurance or guarantees.

Like other fixed-income securities, the value of a mortgage-backed security will generally decline when interest rates rise. However, when interest rates are declining, their value may not increase as much as other fixed-income securities, because early repayments of principal on the underlying mortgages (arising, for example, from sale of the underlying property, refinancing, or foreclosure) may serve to reduce the remaining life of the security. If a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments on some mortgage-backed securities may necessitate that a Portfolio find other investments, which, because of intervening market changes, will often offer a lower rate of return. In addition, the mortgage securities market may be particularly affected by changes in governmental regulation or tax policies.

Collateralized Mortgage Obligations (CMOs).   CMOs are a type of mortgage pass-through security that are typically issued in multiple series with each series having a different maturity. Principal and interest payments from the underlying collateral are first used to pay the principal on the series with the shortest maturity; in turn, the remaining series are paid in order of their maturities. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

Stripped Mortgage-Backed Securities.   Stripped mortgage-backed securities are mortgage pass-through securities that have been divided into interest and principal components. “IOs” (interest only securities) receive the interest payments on the underlying mortgages while “POs” (principal only securities) receive the principal payments. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in an IO class of a stripped mortgage-backed security may fail to recoup fully its initial investment, even if the IO class is highly rated or is derived from a security guaranteed by the U.S. Government. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security. Unlike other fixed-income and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

Asset-backed securities conceptually are similar to mortgage pass-through securities, but they are secured by and payable from payments on assets such as credit card, automobile or trade loans, rather than mortgages. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support or enhancement provided. In addition, asset-backed securities involve prepayment risks that are similar in nature to those of mortgage pass-through securities.

CONVERTIBLE SECURITIES AND WARRANTS:

Certain of the Portfolios may invest in convertible securities. Convertible securities are bonds, notes, debentures and preferred stocks that may be converted into or exchanged for shares of common stock. Many convertible securities are rated below investment grade because they fall below ordinary debt securities in order of preference or priority on the issuer’s balance sheet. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Frequently, convertible securities are callable by the issuer, meaning that the issuer may force conversion before the holder would otherwise choose.

Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants. The value of warrants may fluctuate more than the value of the securities underlying the warrants. A warrant will expire without value if the rights under such warrant are not exercised prior to its expiration date.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

The Portfolios (other than the AST DeAM Small-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, the AST Alger All-Cap Growth Portfolio, and the AST Cohen & Steers Realty Portfolio) may purchase securities on a when-issued, delayed-delivery or forward commitment basis. These transactions generally involve the purchase of a security with payment and delivery due at some time in the future. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. If the seller fails to complete the sale, the Portfolio may lose the opportunity to obtain a favorable price and yield. While the Portfolios will generally engage in such when-issued, delayed-delivery and forward commitment transactions with the intent of actually acquiring the securities, a Portfolio may sometimes sell such a security prior to the settlement date.

Certain Portfolios may also sell securities on a delayed-delivery or forward commitment basis. If the Portfolio does so, it will not participate in future gains or losses on the security. If the other party to such a transaction fails to pay for the securities, the Portfolio could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

Subject to guidelines adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, and well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Sub-advisor under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

Each Portfolio may enter into repurchase agreements. Repurchase agreements are agreements by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements must be fully collateralized and can be entered into only with well-established banks and broker-dealers that have been deemed creditworthy by the Sub-advisor. Repurchase transactions are intended to be short-term transactions, usually with the seller repurchasing the securities within seven days. Repurchase agreements that mature in more than seven days are subject to a Portfolio’s limit on illiquid securities.

A Portfolio that enters into a repurchase agreement may lose money in the event that the other party defaults on its obligation and the Portfolio is delayed or prevented from disposing of the collateral. A Portfolio also might incur a loss if the value of the collateral declines, and it might incur costs in selling the collateral or asserting its legal rights under the agreement. If a defaulting seller filed for bankruptcy or became insolvent, disposition of collateral might be delayed pending court action.

The AST Neuberger Berman Mid-Cap Growth Portfolio will not invest more than 25% of its net assets in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS:

Certain Portfolios (specifically, AST William Blair International Growth Portfolio, the AST Small-Cap Growth Portfolio, the AST Goldman Sachs Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, the AST Marsico Capital Growth Portfolio, the AST Goldman Sachs Concentrated Growth Portfolio, the AST PIMCO Total Return Bond Portfolio, and the AST PIMCO Limited Maturity Bond Portfolio) may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio sells a portfolio instrument and agrees to repurchase it at an agreed upon date and price, which reflects an effective interest rate. It may also be viewed as a borrowing of money by the Portfolio and, like borrowing money, may increase fluctuations in a Portfolio’s share price. When entering into a reverse repurchase agreement, a Portfolio must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

BORROWING:

Each Portfolio may borrow money from banks or broker/dealers. Each Portfolio’s borrowings are limited so that immediately after such borrowing the value of the Portfolio’s assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should a Portfolio, for any reason, have borrowings that do not meet the above test, such Portfolio must reduce such borrowings so as to meet the necessary test within three business days. Certain Portfolios (the AST Small-Cap Value Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, and the AST Neuberger Berman Mid-Cap Value Portfolio) will not purchase securities when outstanding borrowings are greater than 5% of the Portfolio’s total assets. If a Portfolio borrows money, its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

Each Portfolio may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or others (collectively, a “Borrower”) for the purpose of realizing additional income. Voting rights on loaned securities typically pass to the borrower, although a Portfolio has the right to terminate a securities loan, usually within three business days, in order to vote on significant matters or for other reasons. All securities loans will be collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies at least equal in value to the market value of the loaned securities. Any cash collateral received by a Portfolio in connection with such loans normally will be invested in short-term instruments, which may not be immediately liquid under certain circumstances. Any losses resulting from the investment of cash collateral would be borne by the lending Portfolio. The Portfolio could also suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of a Borrower’s default. These events could trigger adverse tax consequences to a Portfolio. Lending securities involves certain other risks, including the risk that the Portfolio will be delayed or prevented from recovering the collateral if the borrower fails to timely return a loaned security and the risk that an increase in interest rates may result in unprofitable securities loans made to Borrowers.

OTHER INVESTMENT COMPANIES:

Investments of Uninvested Cash.   The Trust has made arrangements with certain unaffiliated money market mutual funds so that the Sub-advisors for the various Portfolios can “sweep” excess cash balances of the Portfolios to those funds for temporary investment purposes. Under the Investment Company Act of 1940, as amended, a Portfolio’s investment in such unaffiliated money market mutual funds is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of a Portfolio’s total assets with respect to any one investment company; and (c) 10% of a Portfolio’s total assets in the aggregate. Certain Sub-advisors may invest Portfolio assets in money market funds that they advise or in other investment companies after obtaining appropriate exemptive relief from certain provisions of the Act. Pursuant to an exemptive order issued by the Commission, the Sub-advisors can also “sweep” excess cash balances of the Portfolios to one or more affiliated money market mutual funds or short-term bond funds for temporary investment purposes, so long as no more than 25% of a Portfolio’s total assets are invested in shares of an affiliated money market mutual fund or short-term bond fund.

Investments in Other Investment Companies.   Investments by the Portfolios in other investment companies will result in an additional layer of fees for Portfolio shareholders. The additional layer of fees is charged to the Portfolios in their capacity as a shareholder in the other investment company. Under the Investment Company Act of 1940, as amended, a Portfolio’s investment in other investment companies is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of the Portfolio’s total assets with respect to any one investment company; and (c) 10% of the Portfolio’s total assets in the aggregate.

EXCHANGE-TRADED FUNDS (ETFs):

ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. Consistent with their respective investment objectives and when otherwise permissible, the various portfolios could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. ETFs have management fees which increase their costs.

SHORT SALES “AGAINST THE BOX”:

The AST William Blair International Growth Portfolio, the AST Small-Cap Growth Portfolio, the AST Goldman Sachs Small-Cap Value Portfolio, the AST Goldman Sachs Mid-Cap Growth Portfolio, the AST Goldman Sachs Concentrated Growth Portfolio, the AST American Century Income & Growth Portfolio, the AST Hotchkis & Wiley Large-Cap Value Portfolio, the AST PIMCO Total Return Bond Portfolio, and the AST PIMCO Limited Maturity Bond Portfolio make short sales “against the box.” A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

INITIAL PUBLIC OFFERINGS:

Certain Portfolios may participate in the initial public offering (“IPO”) market, and a portion of a Portfolio’s returns may be attributable to Portfolio investments in IPOs. There is no guarantee that as a Portfolio’s assets grow it will be able to experience significant improvement in performance by investing in IPOs. A Portfolio’s purchase of shares issued as part of, or a short period after, companies’ IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

DISCLOSURE OF PORTFOLIO HOLDINGS:

A description of the Trust’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Trust’s Statement of Additional Information and on the Trust’s website at www.americanskandia.prudential.com. The Trust will provide a full list of each Portfolio’s portfolio holdings as of the end of the fiscal quarter on its website within 60 days after the end of its fiscal quarter. In addition, the Trust may release each Portfolio’s top ten holdings, sector and country breakdowns, and largest industries on a monthly basis. Such information will be posted to the Trust’s website no earlier than 15 days after the end of each month. These postings can be located at www.americanskandia.prudential.com

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

			Increase (Decrease) from Investment Operations			Less Distributions
		Net Asset	Net	Net
		Value	Investment	Realized &	Total from	From Net	From Net
	Period	Beginning	Income	Unrealized	Investment	Investment	Realized	Total
Portfolio	Ended	of Period	(Loss)	Gain (Loss)	Operations	Income	Gains	Distributions
AST William Blair	12/31/04	$10.44	$ 0.06	$ 1.62	$ 1.68	$ (0.11)	$ —	$ (0.11)
International Growth	12/31/03	7.46	0.06	3.04	2.98	—	—	—
	12/31/02	10.39	0.11	(2.71)	(2.60)	(0.33)	—	(0.33)
	12/31/01	18.72	0.12	(3.73)	(3.61)	(0.82)	(3.90)	(4.72)
	12/31/00	25.10	(0.04)	(6.03)	(6.07)	(0.13)	(0.18)	(0.31)
AST	12/31/04	$15.12	$ (0.14)	$ (0.91)	$ (1.05)	$ —	$ —	$ —
Small-Cap Growth	12/31/03	10.41	(0.09)	4.80	4.71	—	—	—
	12/31/02	15.87	(0.13)	(5.33)	(5.46)	—	—	—
	12/31/01	20.30	(0.07)	(1.27)	(1.34)	—	(3.09)	(3.09)
	12/31/00	42.61	(0.22)	(18.08)	(18.30)	—	(4.01)	(4.01)

(1)                 Annualized for periods less than one year.

(2)                 Commenced operations on January 3, 2000.

(3)                 Commenced operations on May 1, 2000.

(4)                 Commenced operations on October 23, 2000.

(5)                 Commenced operations on May 1, 2001.

(6)                 Commenced operations on May 1, 2002.

*                    Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan, as described in Note 3 to the Financial Statements.

**             These annual total returns do not consider the effect of sales load or insurance contract charges.

†                     Amount represents less than $.005 per share.

See Notes to Financial Statements.

F-1

	Supplemental Data			Ratios of Expenses to Average Net Assets(1)*
Net Asset				After Advisory	Before Advisory	Ratio of Net
Value		Net Assets at	Portfolio	Fee Waiver	Fee Waiver	Investment Income
End	Total	End of Period	Turnover	and Expense	and Expense	(Loss) to Average
of Period	Return**	(in 000's)	Rate	Reimbursement	Reimbursement	Net Assets(1)
$12.01	16.15%	$ 1,342,879	94%	1.15%	1.26%	0.31%
10.44	39.95%	641,549	88%	1.24%	1.34%	0.46%
7.46	(25.67%)	318,832	94%	1.32%	1.32%	0.41%
10.39	(23.55%)	587,377	74%	1.24%	1.24%	0.64%
18.72	(24.62%)	1,094,019	75%	1.18%	1.19%	(0.02%)
$14.07	(6.94%)	$ 226,131	237%	1.16%	1.16%	(0.87%)
15.12	45.24%	338,191	107%	1.20%	1.20%	(0.65%)
10.41	(34.41%)	254,026	123%	1.23%	1.23%	(0.74%)
15.87	(6.47%)	494,900	136%	1.16%	1.16%	(0.51%)
20.30	(48.16%)	592,038	85%	1.07%	1.07%	(0.54%)

F-2

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

				Increase (Decrease) from Investment Operations			Less Distributions
			Net Asset	Net	Net
			Value	Investment	Realized &	Total from	From Net	From Net
	Period		Beginning	Income	Unrealized	Investment	Investment	Realized	Total
Portfolio	Ended		of Period	(Loss)	Gain (Loss)	Operations	Income	Gains	Distributions
AST DeAM	12/31/04		$ 7.63	$ (0.06)	$ 0.78	$ 0.72	$ —	$ —	$ —
Small-Cap Growth	12/31/03		5.17	(0.01)	2.47	2.46	—	—	—
	12/31/02		7.03	(0.01)	(1.85)	(1.86)	—	—	—
	12/31/01		11.72	(0.05)	(2.95)	(3.00)	—	(1.69)	(1.69)
	12/31/00		15.59	(0.08)	(2.90)	(2.98)	—	(0.89)	(0.89)
AST Goldman Sachs	12/31/04		$ 18.12	$ 0.11	$ 3.50	$ 3.61	$ (0.04)	$ (0.24)	$ (0.28)
Small-Cap Value	12/31/03		12.96	0.08	5.19	5.27	(0.11)	—	(0.11)
	12/31/02		15.55	0.11	(1.21)	(1.10)	(0.06)	(1.43)	(1.49)
	12/31/01		14.55	0.08	1.34	1.42	—	(0.42)	(0.42)
	12/31/00		10.87	0.01	3.67	3.68	—	—	—
AST	12/31/04		$ 15.70	$ 0.02	$ 2.56	$ 2.58	$ —	$ —	$ — †
Small-Cap Value	12/31/03		11.59	0.01	4.13	4.14	(0.03)	—	(0.03)
	12/31/02		13.07	0.03	(1.23)	(1.20)	(0.06)	(0.22)	(0.28)
	12/31/01		13.02	0.04	0.84	0.88	(0.07)	(0.76)	(0.83)
	12/31/00		11.39	0.10	2.23	2.33	(0.07)	(0.63)	(0.70)
AST Goldman Sachs	12/31/04		$ 3.79	$ (0.02)	$ 0.64	$ 0.62	$ —	$ —	$ —
Mid-Cap Growth	12/31/03		2.88	(0.01)	0.92	0.91	—	—	—
	12/31/02		3.97	(0.02)	(1.07)	(1.09)	—	—	—
	12/31/01		6.64	(0.03)	(2.64)	(2.67)	— †	—	— †
	12/31/00	(3)	10.00	0.01	(3.37)	(3.36)	—	—	—

(1)                 Annualized for periods less than one year.

(2)                 Commenced operations on January 3, 2000.

(3)                 Commenced operations on May 1, 2000.

(4)                 Commenced operations on October 23, 2000.

(5)                 Commenced operations on May 1, 2001.

(6)                 Commenced operations on May 1, 2002.

*                    Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan, as described in Note 3 to the Financial Statements.

**             These annual total returns do not consider the effect of sales load or insurance contract charges.

†                     Amount represents less than $.005 per share.

See Notes to Financial Statements.

F-3

	Supplemental Data			Ratios of Expenses to Average Net Assets(1)*
Net Asset				After Advisory	Before Advisory	Ratio of Net
Value		Net Assets at	Portfolio	Fee Waiver	Fee Waiver	Investment Income
End	Total	End of Period	Turnover	and Expense	and Expense	(Loss) to Average
of Period	Return**	(in 000's)	Rate	Reimbursement	Reimbursement	Net Assets(1)
$ 8.35	9.44%	$ 340,809	145%	1.02%	1.17%	(0.66%)
7.63	47.58%	403,430	185%	1.02%	1.17%	(0.19%)
5.17	(26.46%)	293,297	132%	1.00%	1.15%	(0.12%)
7.03	(28.43%)	537,324	196%	1.16%	1.17%	(0.64%)
11.72	(20.95%)	791,839	136%	1.11%	1.13%	(0.67%)
$ 21.45	20.18%	$ 323,105	61%	1.22%	1.22%	0.48%
18.12	41.08%	343,442	67%	1.26%	1.26%	0.40%
12.96	(7.93%)	315,101	129%	1.27%	1.27%	0.62%
15.55	9.91%	432,511	159%	1.18%	1.18%	0.69%
14.55	33.85%	227,759	67%	1.15%	1.15%	(0.13%)
$ 18.28	16.44%	$ 922,135	124%	1.08%	1.08%	0.15%
15.70	35.78%	774,416	26%	1.10%	1.10%	0.04%
11.59	(9.38%)	501,070	24%	1.10%	1.10%	0.20%
13.07	6.98%	538,479	59%	1.08%	1.08%	0.54%
13.02	21.86%	333,586	88%	1.12%	1.12%	0.87%
$ 4.41	16.36%	$ 276,741	54%	1.20%	1.32%	(0.48%)
3.79	31.60%	160,549	59%	1.31%	1.41%	(0.54%)
2.88	(27.46%)	61,373	162%	1.31%	1.33%	(0.65%)
3.97	(40.17%)	71,039	203%	1.34%	1.34%	(0.63%)
6.64	(33.60%)	65,098	55%	1.28%	1.28%	0.18%

F-4

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

				Increase (Decrease) from Investment Operations			Less Distributions
			Net Asset	Net	Net
			Value	Investment	Realized &	Total from	From Net	From Net
	Period		Beginning	Income	Unrealized	Investment	Investment	Realized	Total
Portfolio	Ended		of Period	(Loss)	Gain (Loss)	Operations	Income	Gains	Distributions
AST Neuberger Berman	12/31/04		$12.26	$ (0.09)	$ 2.06	$ 1.97	$ —	$ —	$ —
Mid-Cap Growth	12/31/03		9.39	(0.09)	2.96	2.87	—	—	—
	12/31/02		13.65	(0.13)	(4.13)	(4.26)	—	—	—
	12/31/01		21.63	(0.06)	(5.02)	(5.08)	—	(2.90)	(2.90)
	12/31/00		24.03	(0.04)	(1.74)	(1.78)	—	(0.62)	(0.62)
AST Neuberger Berman	12/31/04		$17.80	$ 0.03	$ 3.94	$ 3.97	$ (0.02)	$ (0.45)	$ (0.47)
Mid-Cap Value	12/31/03		13.09	0.02	4.72	4.74	(0.03)	—	(0.03)
	12/31/02		15.41	0.03	(1.56)	(1.53)	(0.08)	(0.71)	(0.79)
	12/31/01		16.85	0.08	(0.60)	(0.52)	(0.02)	(0.90)	(0.92)
	12/31/00		13.32	0.02	3.60	3.62	(0.04)	(0.05)	(0.09)
AST Alger	12/31/04		$ 4.96	$ (0.02)	$ 0.44	$ 0.42	$ —	$ —	$ —
All-Cap Growth	12/31/03		3.66	(0.02)	1.32	1.30	—	—	—
	12/31/02		5.70	(0.04)	(2.00)	(2.04)	—	—	—
	12/31/01		6.84	(0.02)	(1.12)	(1.14)	—	—	—
	12/31/00	(2)	10.00	—	(3.16)	(3.16)	—	—	—

(1)                 Annualized for periods less than one year.

(2)                 Commenced operations on January 3, 2000.

(3)                 Commenced operations on May 1, 2000.

(4)                 Commenced operations on October 23, 2000.

(5)                 Commenced operations on May 1, 2001.

(6)                 Commenced operations on May 1, 2002.

*                    Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan, as described in Note 3 to the Financial Statements.

**             These annual total returns do not consider the effect of sales load or insurance contract charges.

†                     Amount represents less than $.005 per share.

See Notes to Financial Statements.

F-5

	Supplemental Data			Ratios of Expenses to Average Net Assets(1)*
Net Asset				After Advisory	Before Advisory	Ratio of Net
Value		Net Assets at	Portfolio	Fee Waiver	Fee Waiver	Investment Income
End	Total	End of Period	Turnover	and Expense	and Expense	(Loss) to Average
of Period	Return**	(in 000's)	Rate	Reimbursement	Reimbursement	Net Assets
$ 14.23	16.07%	$ 400,553	90%	1.15%	1.16%	(0.71%)
12.26	30.56%	360,010	150%	1.17%	1.17%	(0.83%)
9.39	(31.21%)	287,458	104%	1.16%	1.16%	(0.84%)
13.65	(25.79%)	518,580	117%	1.12	1.12%	(0.60%)
21.63	(8.07%)	719,405	121%	1.09%	1.09%	(0.55%)
$ 21.30	22.84%	$ 1,309,786	68%	1.09%	1.05%	0.17%
17.80	36.32%	1,027,374	70%	1.15%	1.15%	0.15%
13.09	(10.56%)	760,973	92%	1.16%	1.16%	0.20%
15.41	(3.03%)	1,003,034	221%	1.22%	1.22%	0.55%
16.85	27.49%	978,649	220%	1.24%	1.24%	0.19%
$ 5.38	8.47%	$ 334,430	175%	1.38%	1.38%	(0.34%)
4.96	35.52%	402,505	159%	1.40%	1.40%	(0.53%)
3.66	(35.79%)	323,286	182%	1.29%	1.29%	(0.67%)
5.70	(16.67%)	743,059	150%	1.20%	1.20%	(0.37%)
6.84	(31.60%)	205,079	123%	1.24%	1.24%	(0.05%)

F-6

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

			Increase (Decrease) from Investment Operations			Less Distributions
		Net Asset	Net	Net
		Value	Investment	Realized &	Total from	From Net	From Net
	Period	Beginning	Income	Unrealized	Investment	Investment	Realized	Total
Portfolio	Ended	of Period	(Loss)	Gain (Loss)	Operations	Income	Gains	Distributions
AST MFS	12/31/04	$ 7.30	$ —	$ 0.78	$ 0.78	$ —	$ —	$ —
Growth	12/31/03	5.94	(0.01)	1.37	1.36	—	—	—
	12/31/02	8.27	(0.02)	(2.31)	(2.33)	—	—	—
	12/31/01	10.56	(0.01)	(2.28)	(2.29)	—	—	—
	12/31/00	11.30	0.01	(0.75)	(0.74)	—	—	—
AST Marsico	12/31/04	$ 15.44	$ — †	$ 2.42	$ 2.42	$ —	$ —	$ —
Capital Growth	12/31/03	11.72	(0.02)	3.74	3.72	—	—	—
	12/31/02	13.88	(0.04)	(2.12)	(2.16)	—	—	—
	12/31/01	18.10	(0.04)	(3.84)	(3.88)	—	(0.34)	(0.34)
	12/31/00	21.63	(0.01)	(3.00)	(3.01)	—	(0.52)	(0.52)
AST Goldman Sachs	12/31/04	$ 20.85	$ 0.10	$ 0.67	$ 0.77	$ —	$ —	$ —
Concentrated Growth	12/31/03	16.71	(0.05)	4.25	4.20	(0.06)	—	(0.06)
	12/31/02	23.97	0.06	(7.18)	(7.12)	(0.14)	—	(0.14)
	12/31/01	35.08	0.13	(11.24)	(11.11)	—	—	—
	12/31/00	55.21	(0.06)	(15.55)	(15.61)	(0.07)	(4.45)	(4.52)
AST Hotchkis & Wiley	12/31/04	$ 14.66	$ 0.18	$ 2.05	$ 2.23	$ (0.23)	$ —	$ (0.23)
Large-Cap Value	12/31/03	12.55	0.24	2.18	2.42	(0.31)	—	(0.31)
	12/31/02	15.59	0.30	(2.96)	(2.66)	(0.38)	—	(0.38)
	12/31/01	17.59	0.34	(1.82)	(1.48)	(0.36)	(0.16)	(0.52)
	12/31/00	18.65	0.38	0.32	0.70	(0.36)	(1.40)	(1.76)

(1)                 Annualized for periods less than one year.

(2)                 Commenced operations on January 3, 2000.

(3)                 Commenced operations on May 1, 2000.

(4)                 Commenced operations on October 23, 2000.

(5)                 Commenced operations on May 1, 2001.

(6)                 Commenced operations on May 1, 2002.

*                    Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan, as described in Note 3 to the Financial Statements.

**             These annual total returns do not consider the effect of sales load or insurance contract charges.

†                     Amount represents less than $.005 per share.

See Notes to Financial Statements.

F-7

	Supplemental Data			Ratios of Expenses to Average Net Assets(1)*
Net Asset				After Advisory	Before Advisory	Ratio of Net
Value		Net Assets at	Portfolio	Fee Waiver	Fee Waiver	Investment Income
End	Total	End of Period	Turnover	and Expense	and Expense	(Loss) to Average
of Period	Return**	(in 000's)	Rate	Reimbursement	Reimbursement	Net Assets
$ 8.08	10.69%	$ 534,924	201%	1.08%	1.11%	0.01%
7.30	22.90%	593,307	262%	1.25%	1.25%	(0.20%)
5.94	(28.17%)	526,085	198%	1.18%	1.18%	(0.28%)
8.27	(21.68%)	974,397	210%	1.11%	1.11%	(0.12%)
10.56	(6.53%)	82,051	243%	1.24%	1.24%	0.08%
$ 17.86	15.67%	$ 2,295,020	72%	1.05%	1.07%	(0.01%)
15.44	31.74%	1,710,581	82%	1.10%	1.11%	(0.21%)
11.72	(15.56%)	1,081,101	109%	1.09%	1.10%	(0.29%)
13.88	(21.71%)	1,252,427	111%	1.06%	1.08%	(0.25%)
18.10	(14.25%)	1,770,849	118%	1.04%	1.06%	(0.09%)
$ 21.62	3.69%	$ 968,778	18%	1.04%	1.11%	0.43%
20.85	25.25%	1,151,200	21%	1.06%	1.13%	(0.26%)
16.71	(29.84%)	1,147,612	109%	1.06%	1.09%	0.23%
23.97	(31.67%)	2,452,732	46%	1.04%	1.07%	0.45%
35.08	(30.97%)	4,262,410	34%	1.00%	1.04%	(0.13%)
$ 16.66	15.45%	$ 636,810	127%	0.90%	0.94%	1.05%
14.66	19.94%	640,112	100%	0.98%	0.98%	1.50%
12.55	(17.49%)	660,533	32%	0.95%	0.95%	1.80%
15.59	(8.59%)	1,029,069	26%	0.91%	0.92%	2.17%
17.59	4.74%	1,173,070	55%	0.94%	0.95%	2.25%

F-8

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

			Increase (Decrease) from Investment Operations			Less Distributions
		Net Asset	Net	Net
		Value	Investment	Realized &	Total from	From Net	From Net
	Period	Beginning	Income	Unrealized	Investment	Investment	Realized	Total
Portfolio	Ended	of Period	(Loss)	Gain (Loss)	Operations	Income	Gains	Distributions
AST Cohen & Steers Realty	12/31/04	$12.91	$0.41	$4.36	$4.77	$(0.32)	$(0.19)	$(0.51)
	12/31/03	10.05	0.49	3.02	3.51	(0.41)	(0.24)	(0.65)
	12/31/02	10.11	0.49	(0.22)	0.27	(0.33)	—	(0.33)
	12/31/01	10.18	0.50	(0.23)	0.27	(0.34)	—	(0.34)
	12/31/00	8.36	0.32	1.78	2.10	(0.28)	—	(0.28)
AST American Century	12/31/04	$11.95	$0.21	$1.28	$1.49	$(0.14)	$—	$(0.14)
Income & Growth	12/31/03	9.41	0.15	2.51	2.66	(0.12)	—	(0.12)
	12/31/02	11.84	0.12	(2.45)	(2.33)	(0.10)	—	(0.10)
	12/31/01	13.02	0.10	(1.19)	(1.09)	(0.09)	—	(0.09)
	12/31/00	15.65	0.07	(1.74)	(1.67)	(0.08)	(0.88)	(0.96)

(1)                 Annualized for periods less than one year.

(2)                 Commenced operations on January 3, 2000.

(3)                 Commenced operations on May 1, 2000.

(4)                 Commenced operations on October 23, 2000.

(5)                 Commenced operations on May 1, 2001.

(6)                 Commenced operations on May 1, 2002.

*                    Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan, as described in Note 3 to the Financial Statements.

**             These annual total returns do not consider the effect of sales load or insurance contract charges.

†                     Amount represents less than $.005 per share.

See Notes to Financial Statements.

F-9

	Supplemental Data			Ratios of Expenses to Average Net Assets(1)*
Net Asset				After Advisory	Before Advisory	Ratio of Net
Value		Net Assets at	Portfolio	Fee Waiver	Fee Waiver	Investment Income
End	Total	End of Period	Turnover	and Expense	and Expense	(Loss) to Average
of Period	Return**	(in 000's)	Rate	Reimbursement	Reimbursement	Net Assets
$17.17	37.95%	$423,480	32%	1.12%	1.23%	3.49%
12.91	37.43%	289,502	34%	1.24%	1.24%	5.43%
10.05	2.65%	177,520	60%	1.26%	1.26%	5.11%
10.11	2.85%	139,631	59%	1.21%	1.21%	5.01%
10.18	26.19%	132,486	59%	1.28%	1.28%	5.21%
$13.30	12.59%	$453,912	99%	0.99%	0.99%	1.86%
11.95	28.78%	305,810	81%	0.99%	0.99%	1.46%
9.41	(19.81%)	259,122	83%	0.98%	0.98%	1.04%
11.84	(8.44%)	374,739	55%	0.94%	0.94%	0.76%
13.02	(10.77%)	487,880	61%	0.94%	0.94%	0.68%

F-10

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

			Increase (Decrease) from Investment Operations			Less Distributions
		Net Asset	Net	Net
		Value	Investment	Realized &	Total from	From Net	From Net
	Period	Beginning	Income	Unrealized	Investment	Investment	Realized	Total
Portfolio	Ended	of Period	(Loss)	Gain (Loss)	Operations	Income	Gains	Distributions
AST PIMCO Total	12/31/04	$11.99	$0.23	$0.36	$0.59	$(0.48)	$(0.09)	$(0.57)
Return Bond	12/31/03	12.24	0.35	0.27	0.62	(0.43)	(0.44)	(0.87)
	12/31/02	11.93	0.39	0.66	1.05	(0.52)	(0.22)	(0.74)
	12/31/01	11.60	0.56	0.42	0.98	(0.65)	—	(0.65)
	12/31/00	10.99	0.65	0.56	1.21	(0.60)	—	(0.60)
AST PIMCO Limited	12/31/04	$11.37	$0.17	$0.06	$0.23	$(0.35)	$(0.13)	$(0.48)
Maturity Bond	12/31/03	11.36	0.22	0.14	0.36	(0.22)	(0.13)	(0.35)
	12/31/02	11.30	0.24	0.43	0.67	(0.47)	(0.14)	(0.61)
	12/31/01	11.07	0.50	0.36	0.86	(0.63)	—	(0.63)
	12/31/00	10.84	0.68	0.17	0.85	(0.62)	—	(0.62)

(1)                 Annualized for periods less than one year.

(2)                 Commenced operations on January 3, 2000.

(3)                 Commenced operations on May 1, 2000.

(4)                 Commenced operations on October 23, 2000.

(5)                 Commenced operations on May 1, 2001.

(6)                 Commenced operations on May 1, 2002.

*                    Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan, as described in Note 3 to the Financial Statements.

**             These annual total returns do not consider the effect of sales load or insurance contract charges.

†                     Amount represents less than $.005 per share.

See Notes to Financial Statements.

F-11

	Supplemental Data			Ratios of Expenses to Average Net Assets(1)*
Net Asset				After Advisory	Before Advisory	Ratio of Net
Value		Net Assets at	Portfolio	Fee Waiver	Fee Waiver	Investment Income
End	Total	End of Period	Turnover	and Expense	and Expense	(Loss) to Average
of Period	Return**	(in 000's)	Rate	Reimbursement	Reimbursement	Net Assets
$12.01	4.96%	$2,318,223	253%	0.78%	0.81%	2.08%
11.99	5.32%	2,107,944	222%	0.78%	0.80%	2.85%
12.24	9.22%	2,255,048	229%	0.78%	0.80%	3.90%
11.93	8.87%	1,638,346	343%	0.79%	0.81%	5.02%
11.60	11.57%	1,258,218	365%	0.82%	0.82%	6.14%
$11.12	2.07%	$1,232,820	103%	0.79%	0.82%	1.65%
11.37	3.28%	1,005,924	208%	0.82%	0.82%	1.74%
11.36	6.21%	1,058,843	271%	0.83%	0.83%	2.87%
11.30	7.97%	611,197	445%	0.83%	0.83%	5.10%
11.07	8.43%	417,842	171%	0.87%	0.87%	6.14%

F-12

NOTES

NOTES

Mailing Address
American Skandia Trust
One Corporate Drive
Shelton, CT 06484
Investment Managers
American Skandia Investment Services, Incorporated	Prudential Investments LLC
One Corporate Drive	Gateway Center Three, 100 Mulberry Street
Shelton, CT 06484	Newark, NJ 07102
Sub-Advisors
American Century Investment Management, Inc.
Cohen & Steers Capital Management, Inc.
Deutsche Asset Management, Inc.
Eagle Asset Management
Fred Alger Management, Inc.
Goldman Sachs Asset Management, L.P.
Hotchkis and Wiley Capital Management, LLC
Integrity Asset Management
J.P. Morgan Investment Management, Inc.
Marsico Capital Management, LLC
Massachusetts Financial Services Company
Neuberger Berman Management Inc.
Pacific Investment Management Company LLC
William Blair & Company L.L.C.
Custodians
PFPC Trust Company	JP Morgan Chase Bank
400 Bellevue Parkway	4 MetroTech Center
Wilmington, DE 19809	Brooklyn, NY 11245
Administrator
Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809
Independent Registered Public Accounting Firm
KPMG LLP
757 Third Avenue
New York, NY 10017
Legal Counsel	Counsel to the Independent Trustees
Goodwin Procter LLP	Bell, Boyd & Lloyd LLC
901 New York Avenue, N.W.	70 West Madison Street
Washington, D.C. 20001	Chicago, IL 60602

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 752-6342 or by writing to the American Skandia Trust at One Corporate Drive, Shelton, Connecticut 06484.

Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number.

Delivery of Prospectus and other Documents to Households.   To lower costs and eliminate duplicate documents sent to your address, the Trust, in accordance with applicable laws and regulations, may begin mailing only one copy of the Trust’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and wish to revoke this consent or otherwise would prefer to continue to receive your own copy, you should call 1-800-SKANDIA or write to “American Skandia Trust, c/o American Skandia Life Assurance Corporation.” at P.O. Box 7038, Bridgeport, CT 06601-9642. The Trust will begin sending individual copies to you within thirty days of receipt of revocation.

The information in the Trust’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Trust is available on the EDGAR database on the Commission’s Internet site at http://www.sec.gov.

Investment Company Act File No. 811-5186

PROSPECTUS	MAY 1, 2005

AMERICAN SKANDIA TRUST

One Corporate Drive, Shelton, Connecticut 06484

American Skandia Trust (the “Trust”) is an investment company made up of 37 separate portfolios (“Portfolios”). This Prospectus discusses the following 9 portfolios:

AST William Blair International Growth Portfolio

AST Small-Cap Growth Portfolio

AST Neuberger Berman Mid-Cap Growth Portfolio

AST Goldman Sachs Concentrated Growth Portfolio

AST Hotchkis & Wiley Large-Cap Value Portfolio

AST AllianceBernstein Growth & Income Portfolio

AST T. Rowe Price Asset Allocation Portfolio

AST PIMCO Total Return Bond Portfolio

AST PIMCO Limited Maturity Bond Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Trust is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Trust received an order from the Securities and Exchange Commission permitting its Investment Managers, subject to approval by its Board of Trustees, to change sub-advisors of each Portfolio without shareholder approval. For more information, please see this Prospectus under “Management of the Trust.”

Caption
3	RISK/RETURN SUMMARY
9	PAST PERFORMANCE
15	FEES AND EXPENSES OF THE PORTFOLIOS:
16	INVESTMENT OBJECTIVES AND POLICIES:
16	AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO:
18	AST SMALL-CAP GROWTH PORTFOLIO:
19	AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
20	AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO:
21	AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO:
22	AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO:
23	AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO:
24	AST PIMCO TOTAL RETURN BOND PORTFOLIO:
28	AST PIMCO LIMITED MATURITY BOND PORTFOLIO:
31	PORTFOLIO TURNOVER:
31	NET ASSET VALUE:
32	PURCHASE AND REDEMPTION OF SHARES:
33	MANAGEMENT OF THE TRUST:
39	TAX MATTERS:
40	CERTAIN RISK FACTORS AND INVESTMENT METHODS:

2

RISK/RETURN SUMMARY

American Skandia Trust (the “Trust”) is comprised of thirty-seven investment portfolios (the “Portfolios”), nine of which are discussed in this prospectus. The Portfolios are designed to provide a wide range of investment options. Each Portfolio has its own investment goal and style (and, as a result, its own level of risk). Some of the Portfolios offer potential for high returns with correspondingly higher risk, while others offer stable returns with relatively less risk. It is possible to lose money when investing even in the most conservative of the Portfolios. Investments in the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

It is not possible to provide an exact measure of the risk to which a Portfolio is subject, and a Portfolio’s risk will vary based on the securities that it holds at a given time. Nonetheless, based on each Portfolio’s investment style and the risks typically associated with that style, it is possible to assess in a general manner the risks to which a Portfolio will be subject. The following discussion highlights the investment strategies and risks of each Portfolio. Additional information about each Portfolio’s potential investments and its risks is included in this Prospectus under “Investment Objectives and Policies.”

International and Global Portfolios:

Portfolio:	Investment Goal:	Primary Investments:
William Blair International Growth	Long-term capital growth	The Portfolio invests primarily in equity securities of foreign companies.

Principal Investment Strategies:

The AST William Blair International Growth Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests primarily in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The Portfolio invests primarily in companies selected for their growth potential. The Sub-advisor generally takes a “bottom up” approach to choosing investments for the Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure.

Principal Risks:

•       The international and global portfolios are equity funds, and the primary risk of each is that the value of the stocks they hold will decline. Stocks can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally. Accordingly, loss of money is a risk of investing in each of these funds.

•       The level of risk of the international portfolios will generally be higher than the level of risk associated with domestic equity funds. Foreign investments involve risks such as fluctuations in currency exchange rates, less liquid and more volatile securities markets, unstable political and economic structures, reduced availability of information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers. While the AST William Blair International Growth Portfolio does not invest primarily in companies located in developing countries, it may invest in those companies to some degree, and the risks of foreign investment may be accentuated by investment in developing countries.

3

Capital Growth Portfolios:

Portfolio:	Investment Goal:	Primary Investments:
Small-Cap Growth	Capital growth	The Portfolio invests primarily in common stocks of small capitalization companies.
Neuberger Berman Mid-Cap Growth	Capital growth	The Portfolio invests primarily in common stocks of medium capitalization companies.
Goldman Sachs Concentrated Growth	Capital growth	The Portfolio invests primarily in equity securities.
Hotchkis & Wiley Large-Cap Value	Current income and long-term growth of income, as well as capital appreciation	The Portfolio invests at least 80% of its net assets plus borrowings for investment purposes in common stocks of large cap U.S. companies.

Principal Investment Strategies:

The AST Small-Cap Growth Portfolio (formerly, the AST State Street Research Small-Cap Growth Portfolio) will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. For purposes of the Portfolio, small-sized companies are those that have market capitalizations similar to the market capitalizations of the companies in the Russell 2000® Growth Index at the time of the Portfolio’s investment. The Sub-advisor expects to focus primarily on those securities whose market capitalizations or annual revenues are less than $1 billion at the time of purchase. The size of the companies in the Russell 2000® Growth Index and those on which the Sub-advisor intends to focus the Portfolio’s investments will change with market conditions. As of December 31, 2004, the average market capitalization of the companies in the Russell 2000® Growth Index was $522 million and the median market capitalization was $1.03 billion. The size of the companies in the Russell 2000® Growth Index will change with market conditions. The Sub-Advisor uses its own fundamental research, computer models and proprietary measures of growth in determining which stocks to select for the Portfolio. The Sub-Advisor’s investment strategy seeks to identify stocks of companies which have strong business momentum, earnings growth, superior management teams as well as stocks of those companies whose earnings growth potential may not be currently recognized by the market and whose stock may be considered to be underpriced using various financial measurements employed by the Sub-advisor, such as price-to-earnings ratios.

The AST Neuberger Berman Mid-Cap Growth Portfolio will invest, under normal circumstances, at least 80% of its net assets in common stocks of mid-capitalization companies. For purposes of the Portfolio, a mid-capitalization company is defined as a company whose market capitalization is within the range of market capitalizations of companies in the Russell Midcap® Index. As of December 31, 2004, the average market capitalization of the companies in the Russell Midcap® Index was $7.38 billion and the median market capitalization was $3.68 billion. The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The Sub-advisor employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the Sub-advisor looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the Sub-advisor analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company’s products; earnings growth relative to competitors; and market valuation in comparison to a stock’s own historical norms and the stocks of other mid-cap companies.

The Sub-advisor follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

The AST Goldman Sachs Concentrated Growth Portfolio will pursue its objective by investing primarily in equity securities. Equities securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. Investments will be in companies that the Sub-advisor believes have potential to achieve capital appreciation over the long-term. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Sub-adviser to be positioned for long-term growth.

4

The AST Hotchkis & Wiley Large-Cap Value Portfolio seeks to achieve its objective by investing at least 80% of its net assets plus borrowings for investment purposes in common stocks of large cap U.S. companies. The Sub-advisor considers large cap companies to be those with market capitalizations like those found in the Russell 1000 Index. Market capitalization range of the Index changes constantly, but as of December 31, 2004, the range was from $385.2 billion to $495 million. Market capitalization is measured at the time of initial purchase. Some of these securities may be acquired in IPOs. Normally, the Portfolio invests at least 80% of its net assets in stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases.

Principal Risks:

•       All of the capital growth portfolios are equity funds, and the primary risk of each is that the value of the stocks they hold will decline. Stocks can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally. These declines can be substantial. Accordingly, loss of money is a risk of investing in each of these Portfolios.

•       The risk to which the capital growth portfolios are subject depends in part on the size of the companies in which the particular portfolio invests. Securities of smaller companies tend to be subject to more abrupt and erratic price movements than securities of larger companies, in part because they may have limited product lines, markets, or financial resources. Market capitalization, which is the total market value of a company’s outstanding stock, is often used to classify companies based on size. Therefore, the AST Small-Cap Growth Portfolio can be expected to be subject to the highest degree of risk relative to the other capital growth funds. The AST Neuberger Berman Mid-Cap Growth Portfolio can be expected to be subject to somewhat less risk, and the AST Goldman Sachs Concentrated Growth Portfolio and the AST Hotchkis & Wiley Large-Cap Value Portfolio to somewhat less risk than the mid-cap funds.

•       The AST Small-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, and the AST Goldman Sachs Concentrated Growth Portfolio take a growth approach to investing, while the AST Hotchkis & Wiley Large-Cap Value Portfolio generally takes a value approach. Value stocks are believed to be selling at prices lower than what they are actually worth, while growth stocks are those of companies that are expected to grow at above-average rates. A portfolio investing primarily in growth stocks will tend to be subject to more risk than a value fund, although this will not always be the case. Value stocks are subject to the risks that the market may not recognize the stock’s actual value or that the market actually valued the stock appropriately.

•       The AST Goldman Sachs Concentrated Growth Portfolio is a non-diversified fund in that it may hold larger positions in a smaller number of securities. As a result, a single security’s increase or decrease in value may have a greater impact on the Portfolio’s share price and total return.

Growth and Income Portfolios:

Portfolio:	Investment Goal:	Primary Investments:
AllianceBernstein Growth & Income	Long term capital growth and income	The Portfolio invests primarily in common stocks that are believed to be selling at reasonable valuations in relation to their fundamental business prospects.
T. Rowe Price Asset Allocation	A high level of total return	The Portfolio normally invests 50-70% of its total assets in equity securities and 30-50% in fixed income securities.

Principal Investment Strategies:

The AST AllianceBernstein Growth & Income Portfolio (formerly known as the AST Alliance Growth and Income Portfolio) normally will invest in common stocks (and securities convertible into common stocks).

The Sub-advisor will take a value-oriented approach, in that it will try to keep the Portfolio’s assets invested in securities that are selling at reasonable valuations in relation to their fundamental business prospects. In doing so, the Portfolio may forgo some opportunities for gains when, in the judgment of the Sub-advisor, they are too risky.

In seeking to achieve its objective, the Portfolio invests primarily in the equity securities of U.S. companies that the Sub-advisor believes are undervalued. The Sub-advisor believes that, over time, stock prices (of companies in which the Portfolio invests) will come to reflect the companies’ intrinsic economic values. The Sub-advisor uses a disciplined

5

investment process to evaluate the companies in its extensive research universe. Through this process, the Sub-advisor seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

The Sub-advisor’s analysts prepare their own earnings estimates and financial models for each company followed. The Sub-advisor employs these models to identify equity securities whose current market prices do not reflect what it considers to be their intrinsic economic value. In determining a company’s intrinsic economic value, the Sub-advisor takes into account any factors it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Sub-advisor then ranks, at least weekly, each of the companies in its research universe in the relative order of disparity between their stock prices and their intrinsic economic values, with companies with the greatest disparities receiving the highest ranking (i.e., being considered the most undervalued).

The AST T. Rowe Price Asset Allocation Portfolio normally invests approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%.

The Sub-advisor concentrates common stock investments in larger, more established companies, but the Portfolio may include small and medium-sized companies with good growth prospects. The Portfolio’s exposure to smaller companies is not expected to be substantial, and will not constitute more than 30% of the equity portion of the Portfolio. Up to 35% of the equity portion may be invested in foreign (non-U.S. dollar denominated) equity securities. When selecting particular stocks to purchase, the Sub-advisor will examine relative values and prospects among growth and value-oriented stocks, domestic and international stocks, and small-to large-cap stocks. Domestic stocks are drawn from the overall U.S. market while international equities are selected primarily from large companies in developed countries.

The fixed income portion of the Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or “junk” bonds (up to 30%); foreign (non-U.S. dollar denominated) high quality debt securities (up to 30%); and cash reserves (up to 20%). Bond investments are primarily investment grade (top four credit ratings) and are chosen from across the entire government and corporate bond markets. A significant portion of the Portfolio’s fixed income investments may be in mortgage-related (including mortgage dollar rolls and derivatives such as collateralized mortgage obligations and stripped mortgage-backed securities) and asset-backed securities. Maturities and duration of the fixed income portion of the portfolio will reflect the Sub-advisor’s outlook for interest rates.

The precise mix of equity and fixed income investments will depend on the Sub-advisor’s outlook for the markets. The Portfolio’s investments in foreign equity and debt securities are intended to provide additional diversification, and the Sub-advisor will normally have at least three different countries represented in both the foreign equity and foreign debt portions of the Portfolio.

The Portfolio may also invest in other securities, including futures and options, in keeping with its objective. Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

Principal Risks:

•       Both equity securities (e.g., stocks) and fixed income securities (e.g., bonds) can decline in value, and the primary risk of each of the growth and income portfolios is that the value of the securities they hold will decline. The degree of risk to which the growth and income portfolios are subject is likely to be somewhat less than a portfolio investing exclusively for capital growth. Nonetheless, the share prices of the growth and income portfolios can decline substantially. Accordingly, loss of money is a risk of investing in each of these funds.

•       The AST AllianceBernstein Growth & Income Portfolio invests primarily in equity securities. The AST T. Rowe Price Asset Allocation Portfolio generally invests in both equity and fixed income securities. The values of equity securities tend to fluctuate more widely than the values of fixed income securities. Therefore, those growth and income portfolios that invest primarily in equity securities will likely be subject to somewhat higher risk than those portfolios that invest in both equity and fixed income securities.

•       Each of the Portfolios that makes significant investments in fixed income securities may invest to some degree in lower-quality fixed income securities, which are subject to greater risk that the issuer may fail to make interest and principal payments on the securities when due. Each of these Portfolios generally invests in intermediate-to long-term fixed income securities. Fixed income securities with longer maturities are generally subject to greater risk than fixed income securities with shorter maturities, in that their values will fluctuate more in response to changes in

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market interest rates. To the extent the Portfolio’s fixed income component is invested in mortgage-backed securities, there may be increased volatility due to interest-rate fluctuations.

Fixed Income Portfolios:

Portfolio:	Investment Goal:	Primary Investments:
PIMCO Total Return Bond	Maximize total return, consistent with preservation of capital	The Portfolio invests primarily in higher-quality fixed income securities of varying maturities, so that the Portfolio’s expected average duration will be from three to six years.
PIMCO Limited Maturity Bond	Maximize total return, consistent with preservation of capital	The Portfolio invests primarily in higher-quality fixed income securities of varying maturities, so that the Portfolio’s expected average duration will be from one to three years.

Principal Investment Strategies:

The AST PIMCO Total Return Bond Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities, including:

(1)          securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

(2)          corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

(3)          mortgage and other asset-backed securities;

(4)          inflation-indexed bonds issued by both governments and corporations;

(5)          structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;

(6)          delayed funding loans and revolving credit securities;

(7)          bank certificates of deposit, fixed time deposits and bankers’ acceptances;

(8)          repurchase agreements and reverse repurchase agreements;

(9)          debt securities issued by state or local governments and their agencies and government-sponsored enterprises;

(10)   obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;

(11)   derivative instruments, including swap agreements; and

(12)   obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market that the Sub-advisor believes to be relatively undervalued. In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio’s assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor’s outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration is one of the fundamental tools used by the Sub-advisor.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three- to six-year time frame based on the Sub-advisor’s forecast for interest rates. The Portfolio can and routinely does invest in certain complex fixed income securities (including mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) that many other fixed income funds do not utilize. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade (“junk bonds”) (or, if unrated, determined by the Sub-advisor to be of comparable quality).

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The AST PIMCO Limited Maturity Bond Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities, including::

(1)          securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

(2)          corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

(3)          mortgage and other asset-backed securities;

(4)          inflation-indexed bonds issued by both governments and corporations;

(5)          structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;

(6)          delayed funding loans and revolving credit securities;

(7)          bank certificates of deposit, fixed time deposits and bankers’ acceptances;

(8)          repurchase agreements and reverse repurchase agreements;

(9)          debt securities issued by state or local governments and their agencies and government-sponsored enterprises;

(10)   obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and

(11)   obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market that the Sub-advisor believes to be relatively undervalued. In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio’s assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor’s outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration is one of the fundamental tools used by the Sub-advisor.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a one- to three-year time frame based on the Sub-advisor’s forecast for interest rates. The Portfolio can and routinely does invest in certain complex fixed income securities (including mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) that many other fixed income funds do not utilize. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade (“junk bonds”) (or, if unrated, determined by the Sub-advisor to be of comparable quality).

Principal Risks:

•       The risk of a fund or portfolio investing primarily in fixed income securities is determined largely by the quality and maturity characteristics of its portfolio securities. Lower-quality fixed income securities are subject to greater risk that the company may fail to make interest and principal payments on the securities when due. Fixed income securities with longer maturities (or durations) are generally subject to greater risk than securities with shorter maturities, in that their values will fluctuate more in response to changes in market interest rates. Accordingly, loss of money is a risk of investing in each of these funds.

•       The average duration or maturity of the AST PIMCO Total Return Bond Portfolio generally will be longer than that of the AST PIMCO Limited Maturity Bond Portfolio, and funds having longer average maturities or durations can be expected to be subject to a greater level of risk than shorter-term funds. As funds that invest primarily in high-quality fixed income securities, the level of risk to which the AST PIMCO Total Return Bond Portfolio and AST PIMCO Limited Maturity Bond Portfolio are subject can be expected to be less than most equity funds. Nonetheless, the fixed income securities held by these Portfolios can decline in value because of changes in their quality, in market interest rates, or for other reasons. While the complex fixed income securities invested in and investment practices engaged in by the AST PIMCO Total Return Bond Portfolio and AST PIMCO Limited Maturity Portfolio are designed to increase their return or hedge their investments, these securities and practices may increase the risk to which the Portfolios are subject.

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PAST PERFORMANCE

The bar charts show the performance of each Portfolio for each full calendar year the Portfolio has been in operation. The tables below each bar chart show each such Portfolio’s best and worst quarters during the periods included in the bar chart, as well as average annual total returns for each Portfolio for one, five, and ten years (or since inception, if shorter). This information provides some indication of each Portfolio’s risks by showing changes in performance from year to year and by comparing the Portfolio’s performance with that of a broad-based securities index. The performance figures do not reflect any charges associated with the variable insurance contracts through which Portfolio shares are purchased; the performance figures would be lower if they did. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how a Portfolio will perform in the future.

AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO*

Best Quarter	Worst Quarter
Up 59.16%, 4th quarter 1999	Down 21.19%, 3rd quarter 2001

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Morgan Stanley Capital International (MSCI) EAFE Index
1 year	16.15%	20.25%
5 years	-6.96%	-1.13%
Since inception (1/2/97)	7.30%	4.89%

*                    Prior to November 11, 2002, the AST William Blair International Growth Portfolio was known as the AST Janus Overseas Growth Portfolio, and Janus Capital Management LLC served as Sub-advisor to the Portfolio.

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AST SMALL-CAP GROWTH PORTFOLIO*

Best Quarter	Worst Quarter
Up 79.79%, 4th quarter 1999	Down 31.21%, 4th quarter 2000

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 2000 Index**	Index: Russell 2000 Growth Index
1 year	-6.94%	10.87%	18.33%	14.31%
5 years	-15.54%	-2.30%	6.61%	-3.57%
10 years	6.15%	12.07%	11.54%	7.12%

*       Between February 1, 2005 and April 30, 2005, the Portfolio’s Sub-advisor was BlackRock Advisors, Inc. Between May 1, 2004 and January 31, 2005, the Portfolio was known as the AST State Street Research Small-Cap Growth Portfolio and State Street Research and Management Company served as its Sub-Advisor. Between September 14, 2001 and April 30, 2004, the Portfolio was known as the AST PBHG Small-Cap Growth Portfolio and Pilgrim Baxter & Associates, Ltd served as its Sub-advisor. Between January 1, 1999 and September 14, 2001, the Portfolio was known as the AST Janus Small-Cap Growth Portfolio, and Janus Capital Management LLC served as its Sub-advisor. Prior to January 1, 1999, the Portfolio was known as the Founders Capital Appreciation Portfolio, and Founders Asset Management LLC served as its Sub-advisor.

**    The Portfolio has changed its broad-based securities market index from the Standard & Poors 500 Index to the Russell 2000 Index because the Russell 2000 Index better reflects the composition of the Portfolio.

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AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO*

Best Quarter	Worst Quarter
Up 49.26%, 4th quarter 1999	Down 29.71%, 3rd quarter 2001

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Standard & Poors MidCap 400 Index	Index: Russell Mid-Cap Growth Index
1 year	16.07%	16.48%	15.48%
5 years	-6.59%	9.54%	-3.36%
10 years	8.17%	16.10%	11.23%

*                    Prior to May 1, 1998, the Portfolio was known as the Berger Capital Growth Portfolio, and Berger Associates, Inc. served as its Sub-advisor.

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO*

Best Quarter	Worst Quarter
Up 33.97%, 4th quarter 1999	Down 26.71%, 1st quarter 2001

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 1000 Growth Index
1 year	3.69%	10.87%	6.30%
5 years	-15.54%	-2.30%	-9.29%
10 years	9.83%	12.07%	9.59%

*                    Prior to November 11, 2002, the Portfolio was known as the AST JanCap Growth Portfolio, and Janus Capital Management LLC served as its Sub-advisor.

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AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO*

Best Quarter	Worst Quarter
Up 13.27%, 2nd quarter 2003	Down 16.19%, 3rd quarter 2002

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 1000 Value Index
1 year	15.45%	10.87%	16.49%
5 years	1.81%	-2.30%	5.27%
10 years	10.04%	12.07%	13.83%

*                    Prior to May 1, 2004, the Portfolio was known as the AST INVESCO Capital Income Portfolio, and INVESCO Funds Group, Inc. served as its Sub-advisor.

AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO*

Best Quarter	Worst Quarter
Up 17.89%, 2nd quarter 2003	Down 18.25%, 3rd quarter 2002

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 1000 Value Index
1 year	11.01%	10.87%	16.49%
5 years	3.44%	-2.30%	5.27%
10 years	11.35%	12.07%	13.83%

*                    Prior to May 1, 2005, the Portfolio was known as the AST Alliance Growth and Income Portfolio. Prior to May 1, 2000, the Portfolio was known as the AST Lord Abbett Growth and Income Portfolio, and Lord, Abbett & Co. LLC served as its Sub-advisor. Between May 1, 2000 and March 2005, the Portfolio was known as the AST Alliance Growth and Income Portfolio.

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AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

Best Quarter	Worst Quarter
Up 12.45%, 2nd quarter 2003	Down 10.47%, 3rd quarter 2002

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Standard & Poors 500 Index	Index: Blended Index (60% Standard & Poors 500, 40% Lehman Brothers Government/ Credit Index)
1 year	11.17%	10.87%	8.25%
5 years	3.32%	-2.30%	2.11%
10 years	9.77%	12.07%	10.71%

AST PIMCO TOTAL RETURN BOND PORTFOLIO

Best Quarter	Worst Quarter
Up 6.22%, 3rd quarter 2001	Down 2.54%, 1st quarter 1996

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Lehman Brothers Aggregate Index
1 year	4.96%	4.34%
5 years	7.96%	7.71%
10 years	7.92%	7.72%

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AST PIMCO LIMITED MATURITY BOND PORTFOLIO

Best Quarter	Worst Quarter
Up 2.83%, 3rd quarter 2001	Down 0.73%, 2nd quarter 2004

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Merrill Lynch 1-3 Year Index
1 year	2.07%	0.91%
5 years	5.56%	4.93%
Since Inception (5/2/95)	5.48%	5.46%

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FEES AND EXPENSES OF THE PORTFOLIOS:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Unless otherwise indicated, the expenses shown below are for the year ending December 31, 2004.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	NONE*
Maximum Deferred Sales Charge (Load)	NONE*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE*
Redemption Fees	NONE*
Exchange Fee	NONE*

*       Because shares of the Portfolios may be purchased through variable insurance products, the prospectus of the relevant product should be carefully reviewed for information on the charges and expenses of those products. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

Portfolio:	Management Fees	Other Expenses(1),(2)	Total Annual Portfolio Operating Expenses
AST William Blair International Growth(3)	1.00	0.22	1.22
AST Small-Cap Growth	0.90	0.24	1.14
AST Neuberger Berman Mid-Cap Growth(3)	0.90	0.22	1.12
AST Goldman Sachs Concentrated Growth(3)	0.90	0.17	1.07
AST Hotchkis & Wiley Large-Cap Value(3)	0.75	0.19	0.94
AST AllianceBernstein Growth & Income(3)	0.75	0.15	0.90
AST T. Rowe Price Asset Allocation(3)	0.85	0.27	1.12
AST PIMCO Total Return Bond(3)	0.65	0.16	0.81
AST PIMCO Limited Maturity Bond(3)	0.65	0.17	0.82

(1)          Until November 18, 2004, the Trust had a Distribution Plan under Rule 12b-1 to permit an affiliate of the Trust’s Investment Managers to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolio.  The Distribution Plan was terminated effective November 18, 2004. The total annual portfolio operating expenses do not reflect any brokerage commissions paid pursuant to the Distribution Plan prior to the Plan’s termination.

(2)          As noted above, shares of the Portfolios generally are purchased through variable insurance products. The Trust has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included under “Other Expenses.” See this Prospectus under “Management of the Trust — Distribution Plans” for more information.

(3)          The Portfolios’ total actual annual operating expenses for the year ended December 31, 2004 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by American Skandia Investment Services, Inc. and Prudential Investments LLC at any time. After accounting for the waivers, reimbursements and offset arrangements, the Portfolio’s actual annual operating expenses were as follows:  AST William Blair International Growth: 1.11%; AST Neuberger-Berman Mid-Cap Growth: 1.11%; AST Goldman Sachs Concentrated Growth: 1.00%; AST AllianceBernstein Growth & Income: 0.87%; AST T. Rowe Price Asset Allocation: 1.07%; AST PIMCO Total Return Bond: 0.78%; AST Hotchkis & Wiley Large-Cap Value: 0.90%; AST PIMCO Limited Maturity Bond: 0.79%.

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EXPENSE EXAMPLES:

These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in a Portfolio for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the Portfolios’ total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After:
Portfolio:	1 yr.	3 yrs.	5 yrs.	10 yrs.
AST William Blair International Growth	124	387	670	1,477
AST Small-Cap Growth	116	362	628	1,386
AST Neuberger Berman Mid-Cap Growth	114	356	617	1,363
AST Goldman Sachs Concentrated Growth	109	340	590	1,306
AST Hotchkis & Wiley Large-Cap Value	96	300	520	1,155
AST AllianceBernstein Growth & Income	92	287	498	1,108
AST T. Rowe Price Asset Allocation	114	356	617	1,363
AST PIMCO Total Return Bond	83	259	450	1,002
AST PIMCO Limited Maturity Bond	84	262	455	1,014

INVESTMENT OBJECTIVES AND POLICIES:

The investment objective, policies and limitations for each of the Portfolios are described below. While certain policies apply to all Portfolios, generally each Portfolio has a different investment objective and investment focus. As a result, the risks, opportunities and returns of investing in each Portfolio will differ. The investment objectives and policies of the Portfolios generally are not fundamental policies and may be changed by the Trustees without shareholder approval.

There can be no assurance that the investment objective of any Portfolio will be achieved.   Risks relating to certain types of securities and instruments in which the Portfolios may invest are described in this Prospectus under “Certain Risk Factors and Investment Methods.”

If approved by the Trustees, the Trust may add more Portfolios and may cease to offer any existing Portfolios in the future.

AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio pursues its objective primarily through investments in equity securities of issuers located outside the United States. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity.

Under normal circumstances, the Portfolio primarily invests in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The Portfolio invests primarily in companies selected for their growth potential. The Sub-advisor generally takes a “bottom up” approach to choosing investments for the Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure. Current income is not a significant factor in choosing investments, and any income realized by the Portfolio will be incidental to its objective.

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As with any fund investing primarily in equity securities, the fundamental risk associated with the Portfolio is the risk that the value of the equity securities it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. As a fund that invests primarily in the securities of foreign issuers, the risk associated with the Portfolio may be greater than a fund investing primarily in domestic securities. For a further discussion of the risks involved in investing in foreign securities, see this Prospectus under “Certain Risk Factors and Investment Methods.” In addition, the Portfolio may invest to some degree in smaller or newer issuers, which are more likely to realize substantial growth as well as suffer significant losses than larger or more established issuers.

The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

Special Situations.   The Portfolio may invest in “special situations” from time to time. A special situation arises when, in the opinion of the Sub-advisor, the securities of a particular issuer will be recognized and increase in value due to a specific development with respect to that issuer. Developments creating a special situation might include a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

The Portfolio may invest to a lesser degree in debt securities, including bonds rated below investment grade (“junk” bonds), mortgage and asset-backed securities and zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio may make short sales “against the box.” In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Futures, Options and Other Derivative Instruments.   The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively “derivative instruments”). The Portfolio intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

Index/structured Securities.   The Portfolio may invest in indexed/structured securities, which typically are short-to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors

For more information on the types of securities and instruments in which the Portfolio may invest and their risks, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   When the Sub-advisor believes that market conditions are not favorable for profitable investing or when the Sub-advisor is otherwise unable to locate favorable investment opportunities, the Portfolio’s investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. The Portfolio’s cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term growth of capital will be limited.

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AST SMALL-CAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio (formerly, the AST State Street Research Small-Cap Growth Portfolio) is long-term capital growth.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Sub-advisors expect to focus primarily on those securities whose market capitalizations or annual revenues are less than $1 billion at the time of purchase. The size of the companies in the Russell 2000® Growth Index and those on which the Sub-advisor intends to focus the Portfolio’s investments will change with market conditions.

The assets of the Portfolio are independently managed by two Sub-advisors under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Manager of the Portfolio determines and allocates a portion of the Portfolio’s assets to each of the Sub-advisors. The allocations will be reviewed by the Investment Manager periodically, and the allocations may be altered or adjusted by the Investment Manager without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Sub-advisor will follow the Portfolio’s policy of investing, under normal circumstances, at least 80% of the Portfolio’s assets in small capitalization companies, each Sub-advisor expects to utilize different investment strategies to achieve the Portfolio’s objective of long-term capital growth. The current asset allocations and principal investment strategies for each of the Sub-advisors is summarized below.

Neuberger Berman Management Inc. (“NB Management”) is responsible for managing approximately 50% of the Portfolio’s assets. The Sub-advisor will look for companies with strong business franchises that are likely to sustain long-term rates of earnings growth for a three-to five-year time horizon and companies with stock prices that the market has undervalued relative to the value of similar companies and that offer excellent potential to appreciate over a three-to five-year time horizon. In choosing companies, the Sub-advisor will also consider the company’s overall business qualities. These qualities include the company’s profitability and cash flow, financial condition, insider ownership, and stock valuation. In selecting companies that the Sub-advisor believes may have greater potential to appreciate in price, it will invest the Portfolio in smaller companies that are under-followed by major Wall Street brokerage houses and large asset management firms.

The Sub-advisor follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

Because the Portfolio invests primarily in common stocks, the primary risk of investing in the Portfolio is that the value of the stocks it holds might decrease and you could lose money. The prices of the securities in the Portfolios will fluctuate. These price movements may occur because of changes in the financial markets as a whole, a company’s individual situation or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Other Investments:

The Portfolio may invest to a lesser degree in types of securities other than common stocks, including preferred stocks, warrants, and convertible securities.

In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Foreign Securities.   The Portfolio may invest up to 15% of its total assets in foreign securities. The Portfolio may invest directly in foreign securities denominated in foreign currencies, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities.

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American Depository Receipts and foreign issuers traded in the United States are not considered to be Foreign Securities for purposes of this investment limitation.

Futures, Options and Other Derivative Instruments.   The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively “derivative instruments”). The Portfolio may use derivative instruments to hedge the value of its portfolio against potential adverse movements in securities prices, currency exchange rates or interest rates.

For more information on the types of securities other than common stocks in which the Portfolio may invest, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   When the Sub-advisor believes that market conditions are not favorable for profitable investing or when the Sub-advisor is otherwise unable to locate favorable investment opportunities, the Portfolio’s investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and other equity securities. The Portfolio’s cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor or others. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in common stocks mid-capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

Generally, companies with equity market capitalizations that fall within the range of the Russell Mid-Cap® Index at the time of investment are considered mid-cap companies for purposes of the Portfolio. As of December 31, 2004, the average market capitalization of the companies in the Russell Mid-Cap® Index was $7.38 billion and the median market capitalization was $3.68 billion. The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The Sub-advisor employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the Sub-advisor looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the Sub-advisor analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company’s products; earnings growth relative to competitors; and market valuation in comparison to a stock’s own historical norms and the stocks of other mid-cap companies.

The Sub-advisor follows a disciplined selling strategy, and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive.

As a fund that invests primarily in mid-cap companies, the Portfolio’s risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. In addition, the Portfolio’s growth investment program will generally involve greater risk and price fluctuation than funds that invest in more undervalued securities. Because the prices of growth stocks tend to be based largely on future expectations, these stocks historically have been more sensitive than value stocks to bad economic news and negative earnings surprises.

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Other Investments:

Although equity securities are normally the Portfolio’s primary investments, it may invest in preferred stocks and convertible securities, as well as the types of securities described below. Additional information about these investments and the special risk factors that apply to them is included in this Prospectus under “Certain Risk Factors and Investment Methods.”

Fixed Income Securities.   The Portfolio may also invest in investment grade fixed income or debt securities. If the quality of any fixed income securities held by the Portfolio deteriorates so that they are no longer investment grade, the Portfolio will sell such securities in an orderly manner so that its holdings of such securities do not exceed 5% of its net assets.

Foreign Securities.   The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio’s assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

Covered Call Options.   The Portfolio may try to reduce the risk of securities price or exchange rate changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions.

Real Estate Investment Trusts (REITs).   The Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate loans. Additional information about these investments and the special risk factors that apply to them is included in this Prospectus and the Trust’s SAI under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   When the Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Portfolio avoid losses but may mean lost opportunities.

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.

Principal Investment Policies and Risks:

The Portfolio will pursue its objective by investing primarily in equity securities. Equity securities include common stocks, preferred securities, warrants and securities convertible into or exchangeable for common or preferred stocks. Investments will be in companies that the Sub-advisor believes have potential to achieve capital appreciation over the long-term. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Sub-advisor to be positioned for long-term growth.

Because the Portfolio invests a substantial portion (or all) of its assets in equity securities, the Portfolio is subject to the risks associated with investments in equity securities, and the Portfolio’s share price therefore may fluctuate substantially. This is true despite the Portfolio’s focus on the securities of larger more-established companies. The Portfolio’s share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Because of the types of securities it invests in, the Portfolio is designed for those who are investing for the long term.

The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made.

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Special Situations.   The Portfolio may invest in “special situations” from time to time. A “special situation” arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in “special situations” carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Non-diversified Status.   The Portfolio is “non-diversified” under the Investment Company Act of 1940 and may invest a large percentage of its assets in few issuers than “diversified” mutual funds. Therefore, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Other Investments:

Although the Sub-advisor expects to invest primarily in equity securities, the Portfolio may also invest to a lesser degree in debt securities when the Portfolio perceives an opportunity for capital growth from such securities. The Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

•       35% of its assets in bonds rated below investment grade (“junk” bonds).

•       25% of its assets in mortgage- and asset-backed securities.

•       10% of its assets in zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio may make short sales “against the box.” In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Foreign Securities.   The Portfolio may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. No more than 25% of the Portfolio’s assets may be invested in foreign securities denominated in foreign currencies and not publicly traded in the United States.

Futures, Options and Other Derivative Instruments.   The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively “derivative instruments”). The Portfolio intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Portfolio may also use a variety of currency hedging techniques, including forward foreign currency exchange contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

For more information on the types of securities other than common stocks in which the Portfolio may invest, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   The Sub-advisor may increase the Portfolio’s cash position without limitation when the Sub-advisor is of the opinion that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO:

Investment Objective: The investment objective of the Portfolio (formerly, the AST INVESCO Capital Income Portfolio) is to seek current income and long-term growth of income, as well as capital appreciation.

Principal Investment Policies and Risks:

The Portfolio seeks to achieve its objective by investing at least 80% of its net assets plus borrowings for investment purposes in common stocks of large cap U.S. companies. The Sub-advisor considers large cap companies to be those with

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market capitalizations like those found in the Russell 1000 Index. Market capitalization range of the Index changes constantly, but as of December 31, 2004, the range was from $385.2 billion to $495 million. Market capitalization is measured at the time of initial purchase. Some of these securities may be acquired in IPOs. Normally, the Portfolio invests at least 80% of its net assets in stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases.

In addition to these principal investments, the Portfolio can invest up to 20% of its total assets in foreign securities. It also may invest in stocks that don’t pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

Temporary Investments:

In periods of uncertain market and economic conditions, the Portfolio may assume a defensive position with up to 100% of its assets temporarily held in cash. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO:

Investment Objective:   The investment objective of the Portfolio is long-term growth of capital and income while attempting to avoid excessive fluctuations in market value.

Principal Investment Policies and Risks:

The Portfolio normally will invest in common stocks (and securities convertible into common stocks).

The Sub-advisor will take a value-oriented approach, in that it will try to keep the Portfolio’s assets invested in securities that are selling at reasonable valuations in relation to their fundamental business prospects. In doing so, the Portfolio may forgo some opportunities for gains when, in the judgment of the Sub-advisor, they are too risky.

In seeking to achieve its objective, the Portfolio invests primarily in the equity securities of U.S. companies that the Sub-advisor believes are undervalued. The Sub-advisor believes that, over time, stock prices (of companies in which the Portfolio invests) will come to reflect the companies’ intrinsic economic values. The Sub-advisor uses a disciplined investment process to evaluate the companies in its extensive research universe. Through this process, the Sub-advisor seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

The Sub-advisor’s analysts prepare their own earnings estimates and financial models for each company followed. The Sub-advisor employs these models to identify equity securities whose current market prices do not reflect what it considers to be their intrinsic economic value. In determining a company’s intrinsic economic value, the Sub-advisor takes into account any factors it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Sub-advisor then ranks, at least weekly, each of the companies in its research universe in the relative order of disparity between their stock prices and their intrinsic economic values, with companies with the greatest disparities receiving the highest ranking (i.e. being considered the most undervalued).

Other Investments:

The Portfolio, in addition to investing in common stocks and convertible securities, may write covered call options listed on domestic securities exchanges with respect to securities in the Portfolio. It is not intended for the Portfolio to write covered call options with respect to securities with an aggregate market value of more than 10% of the Portfolio’s net assets at the time an option is written. The Portfolio also may purchase and sell forward and futures contracts and related options for hedging purposes. The Portfolio may also invest up to 10% of its net assets (at the time of investment) in foreign securities, and invest in straight bonds and other debt securities.

Temporary Investments.   The Portfolio may invest in short-term debt and other high quality fixed-income securities to create reserve purchasing power and also for temporary defensive purposes. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

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AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO:

Investment Objective:   The investment objective of the Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.

Principal Investment Policies and Risks:

The Portfolio normally invests approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%.

The Sub-advisor concentrates common stock investments in larger, more established companies, but the Portfolio may include small and medium-sized companies with good growth prospects. The Portfolio’s exposure to smaller companies is not expected to be substantial, and will not constitute more than 30% of the equity portion of the Portfolio. Up to 35% of the equity portion may be invested in foreign (non-U.S. dollar denominated) equity securities. The fixed income portion of the Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or “junk” bonds (up to 30%); foreign (non-U.S. dollar denominated) high quality debt securities (up to 30%); and cash reserves (up to 20%).

The precise mix of equity and fixed income investments will depend on the Sub-advisor’s outlook for the markets. When deciding upon asset allocations, the Sub-advisor may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. The opposite may be true when strong economic growth is expected. The Portfolio’s investments in foreign equity and debt securities are intended to provide additional diversification, and the Sub-advisor will normally have at least three different countries represented in both the foreign equity and foreign debt portions of the Portfolio.

Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

As a fund that invests both in equity and fixed income securities, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be less than funds investing primarily in equity securities and more than funds investing primarily in fixed income securities. Of course, both equity and fixed income securities may decline in value.

Equity securities may decline because the stock market as a whole declines, or because of reasons specific to the company, such as disappointing earnings or changes in its competitive environment. The Portfolio’s level of risk will increase if a significant portion of the Portfolio is invested in securities of small-cap companies. Like other fixed income funds, the fixed income portion of the Portfolio is subject to changes in market interest rates and changes in the credit quality of specific issuers. Because of the Portfolio’s focus on fixed income securities with intermediate to long maturities, changes in market interest rates may cause substantial declines in the Portfolio’s share price. The Portfolio’s level of risk will increase if a significant portion of the Portfolio is invested in lower-rated high yield bonds or in foreign securities. Because a significant portion of the Portfolio’s fixed income investments may be in mortgage-related and asset-backed securities, this could add increased volatility and carry special risks in the event of declining interest rates which would cause prepayments to increase, and the value of the securities to decrease.

Equity Securities.   When selecting particular stocks to purchase, the Sub-advisor will examine relative values and prospects among growth and value-oriented stocks, domestic and international stocks, and small-to large-cap stocks. Domestic stocks are drawn from the overall U.S. market while international equities are selected primarily from large companies in developed countries. Investments in non-U.S. dollar denominated stocks may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. Stocks of companies in developing countries may also be included. The equity portion of the Portfolio also may include convertible securities, preferred stocks and warrants.

Investments in small companies involve both higher risk and greater potential for appreciation. These companies may have limited product lines, markets and financial resources, or they may be dependent on a small or inexperienced management group. In addition, their securities may trade less frequently and move more abruptly than securities of larger companies.

Fixed Income Securities.   Bond investments are primarily investment grade (top four credit ratings) and are chosen from across the entire government and corporate bond markets. A significant portion of the Portfolio’s fixed income

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investments may be in mortgage-related (including mortgage dollar rolls and derivatives such as collateralized mortgage obligations and stripped mortgage-backed securities) and asset-backed securities. Maturities and duration of the fixed income portion of the portfolio will reflect the sub-advisor’s outlook for interest rates. The cash reserves component will consist of high quality domestic and foreign money market instruments, including money market funds managed by the Sub-advisor.

Other Investments:

The Portfolio may enter into stock index, interest rate or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of adjusting the Portfolio’s exposure to the equity markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and financial indices. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities. To the extent the Portfolio uses these investments, it will be exposed to additional volatility and potential losses. The Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments.

For an additional discussion of these other investments and their risks, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   As noted above, up to 20% of the fixed income portion of the Portfolio normally may consist of cash reserves including repurchase agreements. In addition, the Portfolio may maintain cash reserves without limitation for temporary defensive purposes. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of a high level of total return may be limited. Cash reserves also provide flexibility in meeting redemptions and paying expenses.

AST PIMCO TOTAL RETURN BOND PORTFOLIO:

Investment Objective:   The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities. The 80% investment requirement applies at the time the Portfolio invests its assets. Fixed income securities include:

•       securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

•       corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

•       mortgage and other asset-backed securities;

•       inflation-indexed bonds issued by both governments and corporations;

•       structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;

•       delayed funding loans and revolving credit securities;

•       bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•       repurchase agreements and reverse repurchase agreements;

•       debt securities issued by state or local governments and their agencies and government-sponsored enterprises;

•       obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;

•       derivative instruments, including swap agreements; and

•       obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Sub-advisor believes to be relatively undervalued. In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio’s assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor’s outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security’s expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Sub-advisor.

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The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three- to six-year time frame based on the Sub-advisor’s forecast for interest rates. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade (“junk bonds”) but are rated B or higher by Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) (or, if unrated, determined by the Sub-advisor to be of comparable quality).

Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, options, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Portfolio’s return or hedge its investments, but may increase the risk to which the Portfolio is subject.

Like other fixed income funds, the Portfolio is subject to market risk. Bond values fluctuate based on changes in interest rates, market conditions, investor confidence and announcements of economic, political or financial information. Generally, the value of fixed income securities will change inversely with changes in market interest rates. As interest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. Certain mortgage-backed and asset-backed securities and derivative instruments in which the Portfolio may invest may be particularly sensitive to changes in interest rates. The Portfolio is also subject to credit risk, which is the possibility that an issuer of a security (or a counterparty to a derivative contract) will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk.

The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in. More information about some of these investments, including futures, options and mortgage-backed and asset-backed securities, is included below under “Certain Risk Factors and Investment Methods.”

U.S. Government Securities.   The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others that are supported only by the credit of the instrumentality.

Corporate Debt Securities.   Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

While the Sub-advisor may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

Variable and Floating Rate Securities.   Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio’s interest income to decline if market interest rates decline.

Inflation-Indexed Bonds.   Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

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Event-Linked Bonds.   Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.”  If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Mortgage-Related and Other Asset-Backed Securities.   The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

Reverse Repurchase Agreements and Dollar Rolls.   In addition to entering into reverse repurchase agreements (as described below under “Certain Risk Factors and Investment Methods”), the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio’s share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

Foreign Securities.   The Portfolio may invest up to 30% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 10% of its assets in securities of issuers based in developing countries (as determined by the Sub-advisor). The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio’s investment or anticipated investment in securities denominated in foreign currencies. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Short Sales “Against the Box.”   The Portfolio may sell securities short “against the box.”  For a discussion of this practice, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Derivative Instruments.   The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy.

For a discussion of futures and options and their risks, see this Prospectus under “Certain Risk Factors and Investment Methods.”  The Portfolio’s investments in swap agreements are described directly below.

Swap Agreements.   The Portfolio may enter into interest rate, index, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount,” i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a

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specified rate or “cap”; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Portfolio may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

Under most swap agreements entered into by the Portfolio, the parties’ obligations are determined on a “net basis.”  Consequently, the Portfolio’s obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

Whether the Portfolio’s use of swap agreements will be successful will depend on the sub-advisor’s ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

For purposes of applying the Portfolio’s investment policies and restrictions (as stated in this Prospectus and the Trust’s SAI) swap agreements are generally valued by the Portfolios at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Collateralized Debt Obligations.   The Portfolio may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the Trust’s SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to:  (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and

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(iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO:

Investment Objective:   The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities. The 80% investment requirement applies at the time the Portfolio invests its assets. Fixed income securities include:

•       securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

•       corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

•       mortgage and other asset-backed securities;

•       inflation-indexed bonds issued by both governments and corporations;

•       structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;

•       delayed funding loans and revolving credit securities;

•       bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•       repurchase agreements and reverse repurchase agreements;

•       debt securities issued by state or local governments and their agencies and government-sponsored enterprises;

•       obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and

•       obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Sub-advisor believes to be relatively undervalued. In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio’s assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor’s outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security’s expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Sub-advisor.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a one- to three-year time frame based on the Sub-advisor’s forecast for interest rates. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade (“junk bonds”) but are rated B or higher by Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) (or, if unrated, determined by the Sub-advisor to be of comparable quality).

Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Portfolio’s return or hedge its investments, but may increase the risk to which the Portfolio is subject.

Like other fixed income funds, the Portfolio is subject to market risk. Bond values fluctuate based on changes in interest rates, market conditions, investor confidence and announcements of economic, political or financial information. Generally, the value of fixed income securities will change inversely with changes in market interest rates. As interest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. Therefore, the Portfolio’s share price is expected to fluctuate less than the AST PIMCO Total Return Bond Portfolio, because its average duration will be shorter. Certain mortgage-backed and asset-backed securities and derivative

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instruments in which the Portfolio may invest may be particularly sensitive to changes in interest rates. The Portfolio is also subject to credit risk, which is the possibility that an issuer of a security (or a counterparty to a derivative contract) will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk.

The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in. More information about some of these investments, including futures, options and mortgage-backed and asset-backed securities, is included below under “Certain Risk Factors and Investment Methods.”

U.S. Government Securities.   The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others that are supported only by the credit of the instrumentality.

Corporate Debt Securities.   Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

While the Sub-advisor may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

Variable and Floating Rate Securities.   Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio’s interest income to decline if market interest rates decline.

Inflation-Indexed Bonds.   Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Event-Linked Bonds.   Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.”  If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Mortgage-Related and Other Asset-Backed Securities.   The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations and stripped mortgage-backed securities. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

Reverse Repurchase Agreements and Dollar Rolls.   In addition to entering into reverse repurchase agreements (as described below under “Certain Risk Factors and Investment Methods”), the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio

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also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio’s share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

Foreign Securities.   The Portfolio may invest up to 30% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio’s investment or anticipated investment in securities denominated in foreign currencies. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Short Sales “Against the Box.”   The Portfolio may sell securities short “against the box.”  For a discussion of this practice, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Derivative Instruments.   The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy.

For a discussion of futures and options and their risks, see this Prospectus under “Certain Risk Factors and Investment Methods.”  The Portfolio’s investments in swap agreements are described directly below.

Swap Agreements.   The Portfolio may enter into interest rate, index, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount,” i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Portfolio may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

Under most swap agreements entered into by the Portfolio, the parties’ obligations are determined on a “net basis.”  Consequently, the Portfolio’s obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

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Whether the Portfolio’s use of swap agreements will be successful will depend on the sub-advisor’s ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

For purposes of applying the Portfolio’s investment policies and restrictions (as stated in this Prospectus and the Trust’s SAI) swap agreements are generally valued by the Portfolios at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Collateralized Debt Obligations.   The Portfolio may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the Trust’s SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to:  (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

PORTFOLIO TURNOVER:

Each Portfolio may sell its portfolio securities, regardless of the length of time that they have been held, if the Sub-advisor and/or the Investment Manager determines that it would be in the Portfolio’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Sub-advisor’s or Investment Manager’s control. Such transactions will increase a Portfolio’s “portfolio turnover.”  A 100% portfolio turnover rate would occur if all of the securities in a portfolio of investments were replaced during a given period.

Although turnover rates may vary substantially from year to year, the following Portfolios had annual rates of turnover exceeding 100% as of December 31, 2004: AST Small-Cap Growth, AST Hotchkis & Wiley Large-Cap Value, AST PIMCO Total Return Bond, and AST PIMCO Limited Maturity Bond.

A high rate of portfolio turnover involves correspondingly higher brokerage commission expenses and other transaction costs, which are borne by a Portfolio and will reduce its performance.

NET ASSET VALUE:

The net asset value per share (“NAV”) of each Portfolio is determined as of the time of the close of regular trading on the New York Stock Exchange (the “NYSE”) (which is normally 4:00 p.m. Eastern Time) on each day that the NYSE is

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open for business. NAV is determined by dividing the value of a Portfolio’s total assets, less any liabilities, by the number of total shares of that Portfolio outstanding. In general, the assets of each Portfolio are valued on the basis of market quotations. However, in certain circumstances where market quotations are not readily available or are believed to be inaccurate, assets are valued by methods that are believed to accurately reflect their fair value. Because NAV is calculated and purchases may be made only on business days, and because securities traded on foreign exchanges may trade on other days, the value of a Portfolio’s investments may change on days when shares cannot be purchased or redeemed.

PURCHASE AND REDEMPTION OF SHARES:

Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies (“Contractholders”), or by qualified plans. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies. Orders are effected on days on which the NYSE is open for trading. Orders received by the Participating Insurance Company before the regular trading on the NYSE (which is normally 4:00 P.M. Eastern Standard Time) are effected at the NAV determined as of the NYSE close on that same day. Orders received after the NYSE close are effected at the NAV calculated the next business day. Payment for redemptions will be made within seven days after the request is received. The Trust does not assess any transaction or other surrender fees, either when it sells or when it redeems its securities. However, surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies. Please refer to the prospectuses for the variable annuity contracts and variable insurance policies for further information on these fees.

As of the date of this Prospectus, American Skandia Life Assurance Corporation (“ASLAC”), Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (collectively, “Prudential Insurance”), and Kemper Investors Life Insurance Company are the only Participating Insurance Companies. Certain conflicts of interest may arise as a result of investment in the Trust by various insurance companies for the benefit of their Contractholders and by various qualified plans. These conflicts could arise because of differences in the tax treatment of the various investors, because of actions of the Participating Insurance Companies and/or the qualified plans, or other reasons. The Trust does not currently expect that any material conflicts of interest will arise. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. Should any conflict arise that would require a substantial amount of assets to be withdrawn from the Trust, orderly portfolio management could be disrupted.

The Trust is part of the group of investment companies advised by PI and/or ASISI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors/Trustees of the PI funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because ASLAC, Prudential Insurance and other insurance companies maintain the individual contract owner accounts for investors in the Trust Portfolios. In particular, each insurance company submits to the Trust transfer agent aggregate orders combining the transactions of many investors, and therefore the Trust and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Trust to communicate in writing to each Participating Insurance Company that the Trust expects the insurance company to impose restrictions on transfers by contract owners. In

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addition, the Fund receives reports on the trading restrictions imposed by ASLAC and Prudential Insurance on variable contract owners investing in the Portfolios, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. The Trust also employs fair value pricing procedures to deter frequent trading. Finally, the Trust and its transfer agent reserve the right to reject all or a portion of a purchase order from a Participating Insurance Company. If a purchase order is rejected, the purchase amount will be returned to the Participating Insurance Company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust and the Participating Insurance Companies to prevent such trading, there is no guarantee that the Fund or the Participating Insurance Companies will be able to identify these investors or curtail their trading practices. Therefore, some Trust investors may be able to engage in frequent trading, and, if they do, the other Trust investors would bear any harm caused by that frequent trading. The Trust does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

MANAGEMENT OF THE TRUST:

Investment Managers:   ASISI, One Corporate Drive, Shelton, Connecticut, has served as Investment Manager to the Trust since 1992, and serves as co-investment manager to a total of 60 investment company portfolios (including the Portfolios of the Trust). ASISI serves as co-manager of the Trust along with Prudential Investments LLC (“PI”) (each an “Investment Manager” and together the “Investment Managers”). PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, and also serves as investment manager to the investment companies that comprise the Prudential mutual funds. As co-manager, PI also provides supervision and oversight of ASISI’s investment management responsibilities with respect to the Trust.

The Trust’s Investment Management Agreements, on behalf of each Portfolio, with ASISI and PI, (the “Management Agreements”), provide that the Investment Managers will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Managers have engaged Sub-advisors to conduct the investment programs of each Portfolio, including the purchase, retention and sale of portfolio securities. The Investment Managers are responsible for monitoring the activities of the Sub-advisors and reporting on such activities to the Trustees. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

The Trust has obtained an exemption from the Securities and Exchange Commission that permits the Investment Managers, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the Sub-advisors by the Investment Managers and the Trustees.

Sub-advisors:   Information about each of the Trust’s Sub-advisors is set forth below. The Trust’s Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts that each portfolio manager manages, and ownership of Trust securities by each portfolio manager.

Alliance Capital Management, L.P.   (“AllianceBernstein”), 1345 Avenue of the Americas, New York, NY 10105, serves as Sub-advisor for the AST AllianceBernstein Growth & Income Portfolio. AllianceBernstein is a leading global investment adviser with  assets under management as of December 31, 2004 totaling approximately $539 billion.

Frank Caruso, the head of the U.S. Relative Value Team is primarily responsible for the day-to-day management of the AST AllianceBernstein Growth & Income Portfolio since AllianceBernstein became the Portfolio’s Sub-advisor in May 2000. Mr. Caruso is a Senior Vice President of AllianceBernstein and has been associated with AllianceBernstein since 1994.

Eagle Asset Management (“Eagle”), 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as a Sub-Advisor for a portion of the AST Small-Cap Growth Portfolio. As of December 31, 2004, Eagle managed assets of approximately $10 billion.

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The portfolio manager primarily responsible for management of the Portfolio is Bert Bosken. Mr. Bosken is Senior Vice President and Managing Director of Eagle. He earned a B.A. in Business from City College of New York in 1970, and an M.B.A. in Finance from St. John’s University in 1977. Mr. Bosken is a Chartered Financial Analyst. Since January 2002, Mr. Bosken has served as Manager and President of EB Management I, LLC, general partner of Investment Partnership. Since April 1995, Mr. Bosken has served as Senior Vice President of Eagle Asset Management, Inc. He has portfolio management responsibilities for the Small Cap Growth Equity accounts. Mr. Bosken was appointed Managing Director of Eagle in June 1999. Prior to joining Eagle, Mr. Bosken was Senior Vice President and Chief Investment Officer of Raymond James & Associates, Inc., where he was Chairman of the Raymond James Focus Committee. Mr. Bosken has been a registered representative of Raymond James & Associates, Inc., since 1979.

Goldman Sachs Asset Management, L.P. (“GSAM”), is located at 32 Old Slip, New York, New York 10005. GSAM registered as an investment advisor in 1990. GSAM serves as investment Sub-advisor for the AST Goldman Sachs Concentrated Growth Portfolio. GSAM serves as investment manager for a wide range of clients including pension funds, foundations and insurance companies and individual investors. GSAM, along with other units of the Investment Management Division of Goldman Sachs, managed approximately $451.3 billion in assets as of December 31, 2004.

The portfolio managers responsible for the day-to-day management of the AST Goldman Sachs Concentrated Growth Portfolio and the AST Goldman Sachs Mid-Cap Growth Portfolio are Herbert Ehlers, Dave Shell, Steve Barry, Greg Ekizian, Kenneth Berents, Andy Pyne, Scott Kolar, Ernest Segundo, Prashant Khemka, Warren Fisher, Mark Gordon, Joe Hudepohl, Adria Markus, Derek Pilecki, Jeff Rabinowitz, and Chuck Silberstein.

Herbert Ehlers is a Managing Director of Goldman, Sachs & Co. He is a Chief Investment Officer for the Growth Team, and has been the lead manager of the strategy since its inception in 1981. Mr. Ehlers served as CEO of Liberty Investment Management prior to Goldman Sachs Asset Management’s acquisition of Liberty in January 1997. His investment experience spans 39 years and all types of markets, including institutional investment research at Parker Hunter, portfolio management of private investment partnerships, and senior financial positions at U.S. Home and Penn Central Corporation. Mr. Ehlers founded Liberty’s predecessor firm, Eagle Asset Management, in 1980. He graduated with honors from Lehigh University in 1962 with a B.A. in Mathematics and received his M.S. degree in Management Science with high honors from the Graduate School of Business at Lehigh in 1964.

Dave Shell is a Managing Director of Goldman, Sachs & Co. He is a Chief Investment Officer, and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in entertainment, cable television, broadcasting, telecommunications, and wireless communications. Mr. Shell was a senior portfolio manager at Liberty Investment Management prior to Goldman Sachs Asset Management’s acquisition of Liberty in January 1997. He joined Liberty’s predecessor firm, Eagle Asset Management, in 1987. Mr. Shell earned a B.A. in Finance from the University of South Florida in 1987.

Steve Barry is a Managing Director of Goldman, Sachs & Co. He is a Chief Investment Officer and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in media, communications and technology. He is also responsible for the team’s Mid-Cap Growth Strategy. Prior to joining Goldman Sachs in June 1999, he was a portfolio manager at Alliance Capital Management. During Mr. Barry’s eleven-year tenure at Alliance, he managed growth portfolios with varying mandates including Small Capitalization, All-Capitalization, and Mid-Capitalization. His past experiences also include 3 years with Hutton Asset Management. Mr. Barry earned a B.A. in Mathematics and Economics from Boston College in 1985.

Greg Ekizian is a Managing Director of Goldman, Sachs & Co. He is a Chief Investment Officer and a Senior Portfolio Manager for the Growth Team. He has primary responsibility for investment research in household products, pharmaceuticals, restaurants, consumer promotion, and lodging. Mr. Ekizian was a senior portfolio manager at Liberty Investment Management prior to Goldman Sachs Asset Management’s acquisition of Liberty in January 1997. He joined Liberty’s predecessor firm, Eagle Asset Management, in 1990. His prior experience includes investment research analysis, portfolio management, and mergers and acquisitions analysis with Shearson Lehman Hutton and PaineWebber. Greg is a 1985 graduate of Lehigh University and earned his M.B.A. in Finance from the University of Chicago Graduate School of Business in 1990.

Kenneth Berents is a Co-Chair of the Investment Committee and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in the newspaper, publishing, rating agencies and advertising industries. Prior to joining Goldman Sachs in September 2000, Mr. Berents served for seven years as Managing Director and Director of Research for First Union Securities, Inc. (formerly Wheat First Union and now Wachovia Securities), where he also

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headed the firm’s investment committee. His 24 years of experience include being a media analyst at Alex. Brown & Sons, Wheat First Butcher Singer, and Legg Mason. In 1995, he was named an All Star analyst by the Wall Street Journal for his newspaper work. Before Wall Street, he was an award-winning journalist for the Baltimore Evening Sun, where he covered economics and politics. Mr. Berents earned an A.B. from Villanova University in 1971, an M.A. from the University of Missouri in 1973. He was an Alfred P. Sloan Fellow in Economics at Princeton University in 1980.

Andy Pyne is a senior portfolio manager for the Growth Team. As a member of the Investment Committee, he contributes to overall portfolio strategy and portfolio construction, and is responsible for product management. Previously, he was responsible for investment products for Goldman’s U.S. mutual funds business. Prior to joining Goldman Sachs in 1997, Mr. Pyne was head of product management at Van Kampen Investments. Andy graduated magna cum laude with a B.A. in Business/Economics from Wheaton College (IL).

Scott Kolar is a Co-Chair of the Investment Committee and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in technology and software, and had previously been the team’s information systems specialist, designing and implementing its technology infrastructure. Mr. Kolar is also Co-Head of Global Technology Research for GSAM. He worked at Liberty Investment Management prior to Goldman Sachs Asset Management’s acquisition of Liberty in January 1997. He earned a B.A. in Government from Harvard University in 1994.

Ernest Segundo is a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in retail, energy and tobacco. Mr. Segundo was a senior portfolio manager at Liberty Investment Management prior to Goldman Sachs Asset Management’s acquisition of Liberty in January 1997. He joined Liberty’s predecessor firm, Eagle Asset Management, in 1992. His prior experiences include work as an equity research analyst with Fidelity Management & Research Company. Mr. Segundo graduated summa cum laude and first honor graduate with a B.S. in Mathematical Economics from the United States Military Academy in 1985. He earned an M.B.A. in Finance and Investment Management from Stanford Graduate School of Business in 1992.

Prashant Khemka is a Co-Chair of the Investment Committee and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in the telecom services industries, including wireless, satellite, local and long haul data services. Prior to joining Goldman Sachs in May 2000, Mr. Khemka was an assistant portfolio manager in the Fundamental Strategies group at State Street Global Advisors. He graduated with honors from Bombay University with a B.E. in Mechanical Engineering. He earned an M.B.A. in Finance from the Owen Graduate School of Management at Vanderbilt University and received Matt Wiggington leadership award for outstanding performance in finance.

Warren Fisher is a portfolio manager for the Growth Team. He has primary responsibility for investment research in financial services, computer services, and mid-cap companies. Mr. Fisher joined Goldman Sachs Asset Management in June of 1994. Prior to joining the Growth Team in January 1999, Warren was an analyst in Goldman Sachs Asset Management’s Finance Group. Warren earned a B.S. in Accounting from Lehigh University in 1994.

Mark R. Lockhart Gordon is a Vice President of Goldman Sachs. Mr. Gordon is a portfolio manager for the Growth Team. He has primary responsibility for investment research in the retail, transportation, and health services industries. Prior to joining Goldman Sachs in August 2000, Mr. Gordon worked for Lehman Brothers as an investment banking analyst in the mergers and acquisitions group. Mr. Gordon earned a B.A., with honors, in Modern Culture and Media and in Religion Studies from Brown University and an M.A. in Humanities from Stanford University. Mr. Gordon earned an M.B.A., with honors, in Analytic Finance and Economics from the University of Chicago in June 2000. Mr. Gordon has earned the C.F.A. designation.

Joe Hudepohl is a portfolio manager for the Growth Team. He has primary responsibility for investment research in the cable and satellite, entertainment, travel, gaming and lodging industries. Prior to joining the Growth Team in July 1999, Mr. Hudepohl was an analyst in the Investment Banking Division of Goldman Sachs, where he worked in the High Technology Group. A two-time Olympic Gold Medalist in swimming, he competed in the 1992 Barcelona and 1996 Atlanta Olympic Games. Joe graduated with a B.A. in Economics from Stanford University in 1997.

Adria Markus is a portfolio manager for the Growth Team. She has primary responsibility for investment research in retail, media, and mid-cap companies. Prior to joining Goldman Sachs in July 2001, Ms. Markus was an equity research analyst at Epoch Partners, responsible for covering consumer Internet and media companies. Prior to joining Epoch Partners, Adria was an equity research analyst with Bear Stearns’ Media Group, a team that has consistently ranked among the top three in the Institutional Investor All-America survey. While working at Bear Stearns, Ms. Markus focused primarily on the cable and interactive television industries. Ms. Markus earned a B.A. in English Literature from the University of Michigan in 1994 and received an M.B.A. from the Yale School of Management in 1999.

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Derek Pilecki is a portfolio manager for the Growth Team. He has primary responsibility for investment research in the banking, insurance and specialty finance industries. Prior to joining Goldman Sachs in December 2002, Mr. Pilecki was a portfolio manager and equity analyst at Clover Capital Management, and before that he worked at Fannie Mae as a financial analyst with a focus on mortgage portfolio strategy. He earned a B.A. in Economics from Duke University and an M.B.A., with honors, in Finance and Accounting from the University of Chicago Graduate School of Business.

Jeff Rabinowitz is a portfolio manager for the Growth Team. He has primary responsibility for investment research in the communications, technology, and wireless services industries. Prior to joining Goldman Sachs in May 1999, Mr. Rabinowitz was a senior software engineer at Motorola, Inc., where he was responsible for product development of digital wireless phones. Mr. Rabinowitz earned a B.S., with honors, Electrical Engineering from Florida Atlantic University. He received his M.B.A. in Finance with Distinction from the Wharton School of the University of Pennsylvania and graduated as a Palmer Scholar in 1999.

Chuck Silberstein is a portfolio manager for the Growth Team. He has primary responsibility for investment research in the biotechnology and pharmaceutical industries. Prior to joining Goldman Sachs in July 2000, Dr. Silberstein was an equity research analyst at Barington Capital Group, responsible for the biotechnology industry. He earned a B.S. in Biology from Yeshiva University. He earned an M.D. with Distinction in Developmental Neurobiology Research from the Albert Einstein College of Medicine in 1995 and an M.B.A. in Finance from Columbia Business School in 2000.

Hotchkis and Wiley Capital Management, LLC (“HWCM”), 725 South Figueroa Street, Suite 3900, Los Angeles, California 90017-5439, serves as the sub-adviser for the AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly, AST INVESCO Capital Income Portfolio). HWCM is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are employees of HWCM, and Stephens Group, Inc. and affiliates, which is a diversified holding company. As of December 31, 2004, HWCM managed approximately $19.4 billion in assets.

HWCM, sub-advisor to the Portfolio, also manages institutional separate accounts and is the advisor and sub-advisor to other mutual funds. The investment process is the same for similar accounts, including the Portfolio and is driven by team-oriented, in-depth, fundamental research. The investment research staff is organized by industry coverage and supports all of the accounts managed in each of the sub-advisor’s investment strategies. Weekly research meetings provide a forum where analysts and portfolio managers discuss current investment ideas within their assigned industries. Generally, the entire investment team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio’s current composition, and the relative value of alternative investments. The culmination of this process is the formation of a “target portfolio” for each investment strategy representing the best investment ideas with appropriate weights for each of the holdings.

Although the Portfolio is managed by HWCM’s investment team, HWCM has identified the following five portfolio managers as those having the most significant responsibility for the Portfolio’s assets: Sheldon Lieberman, George Davis, Joe Huber, Patricia McKenna, and Stan Majcher  This list does not include all members of the investment team.

Mr. Lieberman participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity on the Portfolio. Mr. Lieberman, currently Principal and Portfolio Manager of HWCM, joined HWCM in 1994 as Portfolio Manager and Analyst.

Mr. Davis participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity on the Portfolio. Mr. Davis, currently Principal, Portfolio Manager and Chief Executive Officer of HWCM, joined HWCM in 1988 as Portfolio Manager and Analyst.

Mr. Huber participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He is jointly responsible for the day-to-day management of the Portfolio’s cash flows, which includes directing the Portfolio’s purchases and sales to ensure that the Portfolio’s holdings remain reflective of the “target portfolio.” Mr. Huber, currently Principal, Portfolio Manager and Director of Research of HWCM, joined HWCM in 2000 as Portfolio Manager and Analyst and soon thereafter became the Director of Research.

Ms. McKenna participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. She has authority to direct trading activity on the Fund. Ms. McKenna, currently Principal and Portfolio Manager of HWCM, joined HWCM in 1995 as Portfolio Manager and Analyst.

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Mr. Majcher participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He is jointly responsible for the day-to-day management of the Portfolio’s cash flows, which includes directing the Portfolio’s purchases and sales to ensure that the Portfolio’s holdings remain reflective of the “target portfolio.” Mr. Majcher, currently Principal and Portfolio Manager of HWCM, joined HWCM in 1996 as Analyst and became Portfolio Manager in 1999.

Neuberger Berman Management Inc. (“NB Management”), 605 Third Avenue, New York, NY 10158, serves as Sub-advisor for the AST Neuberger Berman Mid-Cap Growth Portfolio, and a portion of the AST Small-Cap Growth Portfolio. NB Management and its predecessor firms have specialized in the management of mutual funds since 1950. Neuberger Berman, LLC, an affiliate of NB Management, acts as a principal broker in the purchase and sale of portfolio securities for the Portfolios for which it serves as Sub-advisor, and provides NB Management with certain assistance in the management of the Portfolios without added cost to the Portfolios or ASISI. NB Management and its affiliates manage securities accounts, including mutual funds, that had approximately $89.2 billion of assets as of December 31, 2004. NB Management is a subsidiary of Lehman Brothers Holdings Inc.

The AST Neuberger Berman Mid-Cap Growth Portfolio is managed by a team lead by Jon D. Brorson, consisting of the following lead portfolio managers, each of whom has managed the Portfolio since January 2003. Jon D. Brorson has co-managed an equity mutual fund and managed other equity portfolios since 1990 at two other investment managers, where he also had responsibility for investment research, sales and trading. Kenneth J. Turek has managed or co-managed two equity mutual funds and other equity portfolios for several other investment managers since 1985. Each team member is a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC.

The portfolio manager responsible for the day-to-day management of NB Management’s portion of the AST Small-Cap Growth Portfolio is Michael Fasciano. Mr. Fasciano started managing the Portfolio in May 2005. Mr. Fasciano has been a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC since 2001. Prior to joining Neuberger Berman, he managed Fasciano Fund, Inc., from its inception in 1988 until 2001.

Pacific Investment Management Company LLC (“PIMCO”) serves as Sub-advisor for the AST PIMCO Total Return Bond Portfolio and the AST PIMCO Limited Maturity Bond Portfolio. PIMCO, located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660 is an investment counseling firm founded in 1971. As of December 31, 2004, PIMCO had approximately $445.7 billion of assets under management. PIMCO is an investment counseling firm that was founded in 1971. PIMCO is a Delaware limited liability company and is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI LP”), with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO.  AGI LP was organized as a limited partnership under Delaware law in 1987. AGI LP’s sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited company with two members, ADAM U.S. Holding LLC, the managing member, which is a Delaware limited liability company and Pacific Life Insurance Company, a California stock life insurance company. The sole member of ADAM U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc., a Delaware corporation which owns a 99.9% non-managing interest and Allianz Global Investors of America Holding Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz Global Investors of America Holding Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is wholly owned by Allianz Aktiengesellschaft (“Allianz AG”). Allianz of America, Inc. is wholly-owned by Allianz AG. Pacific Life Insurance Company, a wholly-owned subsidiary of Pacific Mutual Holding Company.  Allianz AG indirectly holds a controlling interest in Allianz Global Investors of America L.P. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company owns an indirect minority equity interest in Allianz Global Investors of America L.P. and is a California-based insurance company.

AST PIMCO Limited Maturity Bond Portfolio: Paul A. McCulley is managing director, generalist portfolio manager, member of the investment committee and head of PIMCO’s Short-Term Desk. He also leads PIMCO’s Cyclical Economic Forum and is author of the monthly research publication Fed Focus. Mr. McCulley joined the firm in 1999, previously serving as Chief Economist for the Americas for UBS Warburg. From 1996 and 1998, he was named to six seats on the Institutional Investor All-America Fixed Income Research team. He has twenty-one years of investment experience and holds a bachelor’s degree from Grinnell College and an MBA from Columbia University Graduate School of Business.

AST PIMCO Total Return Bond Portfolio: William H. Gross, CFA, is managing director, portfolio manager, and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has thirty-five years of investment experience and

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is the author of Bill Gross on Investing. Mr. Gross has a bachelor’s degree from Duke University and an MBA from the UCLA Graduate School of Business.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, serves as Sub-advisor for the AST T. Rowe Price Asset Allocation Portfolio. T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. As of December 31, 2004, the firm and its affiliates managed approximately $235 billion for approximately eight million individual and institutional accounts.

T. Rowe Price manages the Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio’s investment program.

The AST T. Rowe Price Asset Allocation Portfolio has an investment advisory Committee that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio’s investment program. Edmund M. Notzon, III, Ph.D., CFA is Chairman of the Investment Advisory Committee and is responsible for implementing and monitoring the Portfolio’s overall investment strategy, as well as the allocation of the Portfolio’s assets. Ned is a Vice President of T. Rowe Price and a Senior Portfolio Manager in the firm’s Fixed Income Group. Prior to joining T. Rowe Price in 1989, Ned was a charter member of the U.S. Senior Executive Service and the Director of the Analysis and Evaluation Division in the Office of Water Regulations and Standards of the U.S. Environmental Protection Agency.

E. Frederick Bair, CFA, CPA, is a Vice President of T. Rowe Price Associates, Inc. and a Portfolio Manager and Quantitative Analyst in the Systematic Equity Group. He is responsible for the Portfolio’s U.S. small cap equity investments. Prior to joining the firm in 1998, Fred was an equity trader at Legg Mason. Raymond A. Mills, Ph.D., CFA is a Vice President of T. Rowe Price and T. Rowe Price International, and is responsible for making recommendations regarding the Portfolio’s foreign equity holdings. Prior to joining the firm in 1997 he was a Principal Systems Engineer on large space systems with The Analytic Sciences Corporation. Daniel O. Shackelford, CFA, is a Vice President of T. Rowe Price and chairman of the firm’s Fixed Income Strategy Committee. He is responsible for making recommendations regarding the Portfolio’s high grade bond investments. Prior to joining the firm in 1999, Dan was the principal and head of fixed income for Investment Counselors of Maryland. The Portfolio’s U.S. large cap equity investments are selected based on a research-driven strategy utilizing the investment recommendations of a group of the firm’s equity research analysts. William J. Stromberg, CFA, Director of Equity Research of T. Rowe Price, is the Chairman of the Investment Advisory Committee responsible for implementing the investment strategy. Prior to joining the firm in 1987, Bill was employed as a Systems Engineer for the Westinghouse Defense and Electronics Center. Mark J. Vaselkiv, is a Vice President of T. Rowe Price and a Portfolio Manager in the Fixed Income Group, heading taxable high-yield bond management. He is responsible for the Portfolio’s investments in high-yield debt securities. Prior to joining the firm in 1988; Mark was a Vice President specializing in high-yield debt for Shenkman Capital Management, and a Private Placement Credit Analyst Prudential Insurance Company.

William Blair & Company, L.L.C., located at 222 West Adams Street, Chicago, Illinois 60606, serves as Sub-advisor to the AST William Blair International Growth Portfolio. Since its founding in 1935, the firm has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2004, William Blair managed approximately $26.2 billion in assets.

The portfolio manager responsible for the day-today management of the AST William Blair International Growth Portfolio is W. George Greig. Mr. Greig is a principal of William Blair and Company, L.L.C. (“William Blair”). He joined the firm’s Investment Management Department in 1996 as an international portfolio manager. He headed international equities for PNC bank in Philadelphia from 1995 to 1996. He earned a bachelor’s degree from Massachusetts Institute of Technology and an M.B.A. from the Wharton School of the University of Pennsylvania. Mr. Greig, the portfolio manager of the AST International Growth Fund, is primarily responsible for the day-to-day management of the portfolio, other registered investment companies, other pooled investment vehicles, and other advisory accounts.

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Fees and Expenses:

Investment Management Fees.   ASISI receives a fee, payable each month, for the performance of its services. ASISI pays each Sub-advisor a portion of such fee for the performance of the Sub-advisory services at no additional cost to any Portfolio. The Investment Management fee for each Portfolio will differ, reflecting the differing objectives, policies and restrictions of each Portfolio. Each Portfolio’s fee is accrued daily for the purposes of determining the sale and redemption price of the Portfolio’s shares. The Portfolios do not pay any fee to PI.

The fees paid to ASISI for the fiscal year ended December 31, 2004, stated as a percentage of the Portfolio’s average daily net assets, were as follows:

Portfolio:	Annual Rate:
AST William Blair International Growth	1.00
AST Small-Cap Growth	0.90
AST Neuberger Berman Mid-Cap Growth	0.90
AST Goldman Sachs Concentrated Growth	0.90
AST Hotchkis & Wiley Large-Cap Value	0.75
AST AllianceBernstein Growth & Income	0.75
AST T. Rowe Price Asset Allocation	0.85
AST PIMCO Total Return Bond	0.65
AST PIMCO Limited Maturity Bond	0.65

For more information about investment management fees, including voluntary fee waivers and the fee rates applicable at various asset levels, and the fees payable by ASISI to each of the Sub-advisors, please see the Trust’s SAI under “Investment Advisory and Other Services.”

Other Expenses.   In addition to Investment Management fees, each Portfolio pays other expenses, including costs incurred in connection with the maintenance of its securities law registrations, printing and mailing prospectuses and statements of additional information to shareholders, certain office and financial accounting services, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholder meetings. The Trust may also pay Participating Insurance Companies for printing and delivery of certain documents (including prospectuses, semi-annual and annual reports and any proxy materials) to holders of variable annuity contracts and variable life insurance policies whose assets are invested in the Trust as well as for other services. Currently, each Portfolio pays each Participating Insurance Company 0.10% on assets attributable to that company.

Distribution Plan.   Until November 18, 2004, the Trust utilized a Distribution Plan (the “Distribution Plan”) under Rule 12b-1 under the Investment Company Act of 1940 that permitted American Skandia Marketing, Incorporated (“ASM”) and affiliates of ASISI and PI (the “Distributor”) to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use those commissions to promote the sale of shares of the Portfolios. Under the Distribution Plan, transactions for the purchase and sale of securities for a Portfolio were directed to certain brokers for execution (“clearing brokers”) who agreed to pay part of the brokerage commissions received on these transactions to the Distributor for “introducing” transactions to the clearing broker. In turn, the Distributor used the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to dealers. The Portfolios did not pay any separate fees or charges under the Distribution Plan, and it was expected that the brokerage commissions paid by a Portfolio would not increase as the result of the Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

TAX MATTERS:

Each Portfolio intends to distribute substantially all its net investment income. Dividends from investment income are expected to be declared and distributed annually, although the Trustees of the Trust may decide to declare dividends at other intervals. Similarly, any net realized long- and short-term capital gains of each Portfolio will be declared and distributed at least annually either during or after the close of the Portfolio’s fiscal year. Distributions will be made to the various separate accounts of the Participating Insurance Companies and to qualified plans (not to holders of variable insurance contracts or to plan participants) in the form of additional shares (not in cash). The result is that the investment

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performance of the Portfolios, either in the form of dividends or capital gains, will be reflected in the value of the variable contracts or the qualified plans.

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders, and plan participants should consult any applicable plan documents for information on the federal income tax consequences to such participants. In addition, variable contract owners and qualified plan participants may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

The following is a description of certain securities and investment methods that the Portfolios may invest in or use, and certain of the risks associated with such securities and investment methods. The primary investment focus of each Portfolio is described above under “Investment Objective and Policies” and an investor should refer to that section to obtain information about each Portfolio. In general, whether a particular Portfolio may invest in a specific type of security or use an investment method is described above or in the Trust’s SAI under “Investment Objectives and Policies.” As noted below, however, certain risk factors and investment methods apply to all or most of the Portfolios.

DERIVATIVE INSTRUMENTS:

To the extent permitted by the investment objectives and policies of a Portfolio, a Portfolio may invest in securities and other instruments that are commonly referred to as “derivatives.” For instance, a Portfolio may purchase and write (sell) call and put options on securities, securities indices and foreign currencies, enter into futures contracts and use options on futures contracts, and enter into swap agreements with respect to foreign currencies, interest rates, and securities indices. In general, derivative instruments are securities or other instruments whose value is derived from or related to the value of some other instrument or asset.

There are many types of derivatives and many different ways to use them. Some derivatives and derivative strategies involve very little risk, while others can be extremely risky and can lead to losses in excess of the amount invested in the derivative. A Portfolio may use derivatives to hedge against changes in interest rates, foreign currency exchange rates or securities prices, to generate income, as a low cost method of gaining exposure to a particular securities market without investing directly in those securities, or for other reasons.

The use of these strategies involves certain special risks, including the risk that the price movements of derivative instruments will not correspond exactly with those of the investments from which they are derived. In addition, strategies involving derivative instruments that are intended to reduce the risk of loss can also reduce the opportunity for gain. Furthermore, regulatory requirements for a Portfolio to set aside assets to meet its obligations with respect to derivatives may result in a Portfolio being unable to purchase or sell securities when it would otherwise be favorable to do so, or in a Portfolio needing to sell securities at a disadvantageous time. A Portfolio may also be unable to close out its derivatives positions when desired. There is no assurance that a Portfolio will engage in derivative transactions. Certain derivative instruments and some of their risks are described in more detail below.

Options.   Most of the Portfolios may purchase or write (sell) call or put options on securities, financial indices or currencies. The purchaser of an option on a security or currency obtains the right to purchase (in the case of a call option) or sell (in the case of a put option) the security or currency at a specified price within a limited period of time. Upon exercise by the purchaser, the writer (seller) of the option has the obligation to buy or sell the underlying security at the exercise price. An option on a securities index is similar to an option on an individual security, except that the value of the option depends on the value of the securities comprising the index, and all settlements are made in cash.

A Portfolio will pay a premium to the party writing the option when it purchases an option. In order for a call option purchased by a Portfolio to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and other transaction costs. Similarly, in order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and other transaction costs.

Generally, the Portfolios will write call options only if they are covered (i.e., the Portfolio owns the security subject to the option or has the right to acquire it without additional cost or, if additional cash consideration is required, cash or other assets determined to be liquid in such amount are segregated on the Portfolios’ records). By writing a call option, a

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Portfolio assumes the risk that it may be required to deliver a security for a price lower than its market value at the time the option is exercised. Effectively, a Portfolio that writes a covered call option gives up the opportunity for gain above the exercise price should the market price of the underlying security increase, but retains the risk of loss should the price of the underlying security decline. A Portfolio will write call options in order to obtain a return from the premiums received and will retain the premiums whether or not the options are exercised, which will help offset a decline in the market value of the underlying securities. A Portfolio that writes a put option likewise receives a premium, but assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

A Portfolio may sell an option that it has previously purchased prior to the purchase or sale of the underlying security. Any such sale would result in a gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the option. A Portfolio may terminate an option it has written by entering into a closing purchase transaction in which it purchases an option of the same series as the option written.

Futures Contracts and Related Options.   Each Portfolio (except the AST Neuberger Berman Mid-Cap Growth Portfolio) may enter into financial futures contracts and related options. The seller of a futures contract agrees to sell the securities or currency called for in the contract and the buyer agrees to buy the securities or currency at a specified price at a specified future time. Financial futures contracts may relate to securities indices, interest rates or foreign currencies. Futures contracts are usually settled through net cash payments rather than through actual delivery of the securities underlying the contract. For instance, in a stock index futures contract, the two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value when the contract expires and the price specified in the contract. A Portfolio may use futures contracts to hedge against movements in securities prices, interest rates or currency exchange rates, or as an efficient way to gain exposure to these markets.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract at the exercise price at any time during the life of the option. The writer of the option is required upon exercise to assume the opposite position.

Under regulations of the Commodity Futures Trading Commission (“CFTC”), no Portfolio will:

(i)    purchase or sell futures or options on futures contracts or stock indices for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of each Portfolio’s net assets; and

(ii)   enter into any futures contracts if the aggregate amount of that Portfolio’s commitments under outstanding futures contracts positions would exceed the market value of its total assets.

Risks of Options and Futures Contracts.   Options and futures contracts can be highly volatile and their use can reduce a Portfolio’s performance. Successful use of these strategies requires the ability to predict future movements in securities prices, interest rates, currency exchange rates, and other economic factors. If a Sub-advisor seeks to protect a Portfolio against potential adverse movements in the relevant financial markets using these instruments, and such markets do not move in the predicted direction, the Portfolio could be left in a less favorable position than if such strategies had not been used. A Portfolio’s potential losses from the use of futures extends beyond its initial investment in such contracts.

Among the other risks inherent in the use of options and futures are (a) the risk of imperfect correlation between the price of options and futures and the prices of the securities or currencies to which they relate, (b) the fact that skills needed to use these strategies are different from those needed to select portfolio securities and (c) the possible need to defer closing out certain positions to avoid adverse tax consequences. With respect to options on stock indices and stock index futures, the risk of imperfect correlation increases the more the holdings of the Portfolio differ from the composition of the relevant index. These instruments may not have a liquid secondary market. Option positions established in the over-the-counter market may be particularly illiquid and may also involve the risk that the other party to the transaction fails to meet its obligations.

FOREIGN SECURITIES:

Investments in securities of foreign issuers may involve risks that are not present with domestic investments. While investments in foreign securities can reduce risk by providing further diversification, such investments involve “sovereign risks” in addition to the credit and market risks to which securities generally are subject. Sovereign risks includes local

41

political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. In some countries, there may also be the possibility of expropriation or confiscatory taxation, difficulty in enforcing contractual and other obligations, political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Further, it may be more difficult for the Trust’s agents to keep currently informed about corporate actions and decisions that may affect the price of portfolio securities. Brokerage commissions on foreign securities exchanges, which may be fixed, may be higher than in the United States. Settlement of transactions in some foreign markets may be less frequent or less reliable than in the United States, which could affect the liquidity of investments. For example, securities that are traded in foreign markets may trade on days (such as Saturday or Holidays) when a Portfolio does not compute its price or accept purchase or redemption orders. As a result, a shareholder may not be able to act on developments taking place in foreign countries as they occur.

American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and International Depositary Receipts (“IDRs”).   ADRs are U.S. dollar-denominated receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign issuer. ADRs generally are publicly traded in the United States. ADRs are subject to many of the same risks as direct investments in foreign securities, although ownership of ADRs may reduce or eliminate certain risks associated with holding assets in foreign countries, such as the risk of expropriation. EDRs, GDRs and IDRs are receipts similar to ADRs that typically trade in countries other than the United States.

Depositary receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded as depositary receipts. In unsponsored programs, the issuer may not be directly involved in the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

Developing Countries.   Although none of the Portfolios invest primarily in securities of issuers in developing countries, many of the Funds may invest in these securities to some degree. Many of the risks described above with respect to investing in foreign issuers are accentuated when the issuers are located in developing countries. Developing countries may be politically and/or economically unstable, and the securities markets in those countries may be less liquid or subject to inadequate government regulation and supervision. Developing countries have often experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in these countries to decline. Securities of issuers in developing countries may be more volatile and, in the case of debt securities, more uncertain as to payment of interest and principal. Investments in developing countries may include securities created through the Brady Plan, under which certain heavily-indebted countries have restructured their bank debt into bonds.

Currency Fluctuations.   Investments in foreign securities may be denominated in foreign currencies. The value of a Portfolio’s investments denominated in foreign currencies may be affected, favorably or unfavorably, by exchange rates and exchange control regulations. A Portfolio’s share price may, therefore, also be affected by changes in currency exchange rates. Foreign currency exchange rates generally are determined by the forces of supply and demand in foreign exchange markets, including perceptions of the relative merits of investment in different countries, actual or perceived changes in interest rates or other complex factors. Currency exchange rates also can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. In addition, a Portfolio may incur costs in connection with conversions between various currencies.

Foreign Currency Transactions.   A Portfolio that invests in securities denominated in foreign currencies will need to engage in foreign currency exchange transactions. Such transactions may occur on a “spot” basis at the exchange rate prevailing at the time of the transaction. Alternatively, a Portfolio may enter into forward foreign currency exchange contracts. A forward contract involves an obligation to purchase or sell a specified currency at a specified future date at a price set at the time of the contract. A Portfolio may enter into a forward contract to increase exposure to a foreign currency when it wishes to “lock in” the U.S. dollar price of a security it expects to or is obligated to purchase or sell in the future. This practice may be referred to as “transaction hedging.” In addition, when a Portfolio’s Sub-advisor believes that

42

the currency of a particular country may suffer or enjoy a significant movement compared to another currency, the Portfolio may enter into a forward contract to sell or buy the first foreign currency (or a currency that acts as a proxy for such currency). This practice may be referred to as “portfolio hedging.” In any event, the precise matching of the forward contract amounts and the value of the securities involved generally will not be possible. No Portfolio will enter into a forward contract if it would be obligated to sell an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in or exposed to that currency, or will sell an amount of proxy currency in excess of the value of securities denominated in or exposed to the related currency unless open positions in forwards used for non-hedging purposes are covered by the segregation on the Portfolios’ records of assets determined to be liquid and marked to market daily. The effect of entering into a forward contract on a Portfolio’s share price will be similar to selling securities denominated in one currency and purchasing securities denominated in another. Although a forward contract may reduce a Portfolio’s losses on securities denominated in foreign currency, it may also reduce the potential for gain on the securities if the currency’s value moves in a direction not anticipated by the Sub-advisor. In addition, foreign currency hedging may entail significant transaction costs.

COMMON AND PREFERRED STOCKS:

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company’s income for purposes of receiving dividend payments and on the company’s assets in the event of liquidation. (Some of the Sub-advisors consider preferred stocks to be equity securities for purposes of the various Portfolios’ investment policies and restrictions, while others consider them fixed income securities.) After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

FIXED INCOME SECURITIES:

Most of the Portfolios, including the Portfolios that invest primarily in equity securities, may invest to some degree in bonds, notes, debentures and other obligations of corporations and governments. Fixed-income securities are generally subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest and principal payments as they come due. The ratings given a security by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”), which are described in detail in the Appendix to the Trust’s SAI, provide a generally useful guide as to such credit risk. The lower the rating, the greater the credit risk the rating service perceives to exist with respect to the security. Increasing the amount of Portfolio assets invested in lower-rated securities generally will increase the Portfolio’s income, but also will increase the credit risk to which the Portfolio is subject. Market risk relates to the fact that the prices of fixed income securities generally will be affected by changes in the level of interest rates in the markets generally. An increase in interest rates will tend to reduce the prices of such securities, while a decline in interest rates will tend to increase their prices. In general, the longer the maturity or duration of a fixed income security, the more its value will fluctuate with changes in interest rates.

Lower-Rated Fixed Income Securities.   Lower-rated high-yield bonds (commonly known as “junk bonds”) are those that are rated lower than the four highest categories by a nationally recognized statistical rating organization (for example, lower than Baa by Moody’s or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the Sub-advisor. Lower-rated bonds are generally considered to be high risk investments as they are subject to greater credit risk than higher-rated bonds. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated high-yield bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. Because the risk of default is higher in lower-rated bonds, a Sub-advisor’s research and analysis tend to be very important ingredients in the selection of these bonds. In addition, the exercise by an issuer of redemption or call provisions that are common in lower-rated bonds may result in their replacement by lower yielding bonds.

Bonds rated in the four highest ratings categories are frequently referred to as “investment grade.” However, bonds rated in the fourth category (Baa or BBB) are considered medium grade and may have speculative characteristics.

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MORTGAGE-BACKED SECURITIES:

Mortgage-backed securities are securities representing interests in “pools” of mortgage loans on residential or commercial real property and that generally provide for monthly payments of both interest and principal, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loans (net of fees paid to the issuer or guarantor of the securities). Mortgage-backed securities are frequently issued by U.S. Government agencies or Government-sponsored enterprises, and payments of interest and principal on these securities (but not their market prices) may be guaranteed by the full faith and credit of the U.S. Government or by the agency only, or may be supported by the issuer’s ability to borrow from the U.S. Treasury. Mortgage-backed securities created by non-governmental issuers may be supported by various forms of insurance or guarantees.

Like other fixed-income securities, the value of a mortgage-backed security will generally decline when interest rates rise. However, when interest rates are declining, their value may not increase as much as other fixed-income securities, because early repayments of principal on the underlying mortgages (arising, for example, from sale of the underlying property, refinancing, or foreclosure) may serve to reduce the remaining life of the security. If a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments on some mortgage-backed securities may necessitate that a Portfolio find other investments, which, because of intervening market changes, will often offer a lower rate of return. In addition, the mortgage securities market may be particularly affected by changes in governmental regulation or tax policies.

Collateralized Mortgage Obligations (CMOs).   CMOs are a type of mortgage pass-through security that are typically issued in multiple series with each series having a different maturity. Principal and interest payments from the underlying collateral are first used to pay the principal on the series with the shortest maturity; in turn, the remaining series are paid in order of their maturities. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

Stripped Mortgage-Backed Securities.   Stripped mortgage-backed securities are mortgage pass-through securities that have been divided into interest and principal components. “IOs” (interest only securities) receive the interest payments on the underlying mortgages while “POs” (principal only securities) receive the principal payments. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in an IO class of a stripped mortgage-backed security may fail to recoup fully its initial investment, even if the IO class is highly rated or is derived from a security guaranteed by the U.S. Government. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security. Unlike other fixed-income and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

Asset-backed securities conceptually are similar to mortgage pass-through securities, but they are secured by and payable from payments on assets such as credit card, automobile or trade loans, rather than mortgages. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support or enhancement provided. In addition, asset-backed securities involve prepayment risks that are similar in nature to those of mortgage pass-through securities.

CONVERTIBLE SECURITIES AND WARRANTS:

Certain of the Portfolios may invest in convertible securities. Convertible securities are bonds, notes, debentures and preferred stocks that may be converted into or exchanged for shares of common stock. Many convertible securities are rated below investment grade because they fall below ordinary debt securities in order of preference or priority on the issuer’s balance sheet. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Frequently, convertible securities are callable by the issuer, meaning that the issuer may force conversion before the holder would otherwise choose.

Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants. The value of warrants may fluctuate more than the value of the securities underlying the warrants. A warrant will expire without value if the rights under such warrant are not exercised prior to its expiration date.

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WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

The Portfolios (other than the AST Neuberger Berman Mid-Cap Growth Portfolio and the AST AllianceBernstein Growth & Income Portfolio) may purchase securities on a when-issued, delayed-delivery or forward commitment basis. These transactions generally involve the purchase of a security with payment and delivery due at some time in the future. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. If the seller fails to complete the sale, the Portfolio may lose the opportunity to obtain a favorable price and yield. While the Portfolios will generally engage in such when-issued, delayed-delivery and forward commitment transactions with the intent of actually acquiring the securities, a Portfolio may sometimes sell such a security prior to the settlement date.

Certain Portfolios may also sell securities on a delayed-delivery or forward commitment basis. If the Portfolio does so, it will not participate in future gains or losses on the security. If the other party to such a transaction fails to pay for the securities, the Portfolio could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

Subject to guidelines adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, and well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Sub-advisor under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

Each Portfolio may enter into repurchase agreements. Repurchase agreements are agreements by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements must be fully collateralized and can be entered into only with well-established banks and broker-dealers that have been deemed creditworthy by the Sub-advisor. Repurchase transactions are intended to be short-term transactions, usually with the seller repurchasing the securities within seven days. Repurchase agreements that mature in more than seven days are subject to a Portfolio’s limit on illiquid securities.

A Portfolio that enters into a repurchase agreement may lose money in the event that the other party defaults on its obligation and the Portfolio is delayed or prevented from disposing of the collateral. A Portfolio also might incur a loss if the value of the collateral declines, and it might incur costs in selling the collateral or asserting its legal rights under the agreement. If a defaulting seller filed for bankruptcy or became insolvent, disposition of collateral might be delayed pending court action.

The AST Neuberger Berman Mid-Cap Growth Portfolio will not invest more than 25% of its net assets in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS:

Certain Portfolios (specifically, the AST William Blair International Growth Portfolio, the AST Small-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Goldman Sachs Concentrated Growth Portfolio, the AST PIMCO Total Return Bond Portfolio and the AST PIMCO Limited Maturity Bond Portfolio) may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio sells a portfolio instrument and agrees to repurchase it at an agreed upon date and price, which reflects an effective interest rate. It may also be viewed as a borrowing of money by the Portfolio and, like borrowing money, may increase fluctuations in a Portfolio’s share price. When entering into a reverse repurchase agreement, a Portfolio must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

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BORROWING:

Each Portfolio may borrow money from banks or broker/dealers. Each Portfolio’s borrowings are limited so that immediately after such borrowing the value of the Portfolio’s assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should a Portfolio, for any reason, have borrowings that do not meet the above test, such Portfolio must reduce such borrowings so as to meet the necessary test within three business days. Certain Portfolios (the AST Small-Cap Value Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, and the AST T. Rowe Price Asset Allocation Portfolio) will not purchase securities when outstanding borrowings are greater than 5% of the Portfolio’s total assets. If a Portfolio borrows money, its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

Each Portfolio may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or others (collectively, a “Borrower”) for the purpose of realizing additional income. Voting rights on loaned securities typically pass to the borrower, although a Portfolio has the right to terminate a securities loan, usually within three business days, in order to vote on significant matters or for other reasons. All securities loans will be collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies at least equal in value to the market value of the loaned securities. Any cash collateral received by a Portfolio in connection with such loans normally will be invested in short-term instruments, which may not be immediately liquid under certain circumstances. Any losses resulting from the investment of cash collateral would be borne by the lending Portfolio. The Portfolio could also suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of a Borrower’s default. These events could trigger adverse tax consequences to a Portfolio. Lending securities involves certain other risks, including the risk that the Portfolio will be delayed or prevented from recovering the collateral if the borrower fails to timely return a loaned security and the risk that an increase in interest rates may result in unprofitable securities loans made to Borrowers.

OTHER INVESTMENT COMPANIES:

Investments of Uninvested Cash.   The Trust has made arrangements with certain unaffiliated money market mutual funds so that the Sub-advisors for the various Portfolios can “sweep” excess cash balances of the Portfolios to those funds for temporary investment purposes. Under the Investment Company Act of 1940, as amended, a Portfolio’s investment in such unaffiliated money market mutual funds is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of a Portfolio’s total assets with respect to any one investment company; and (c) 10% of a Portfolio’s total assets in the aggregate. Certain Sub-advisors may invest Portfolio assets in money market funds that they advise or in other investment companies after obtaining appropriate exemptive relief from certain provisions of the Act. Pursuant to an exemptive order issued by the Commission, the Sub-advisors can also “sweep” excess cash balances of the Portfolios to one or more affiliated money market mutual funds or short-term bond funds for temporary investment purposes, so long as no more than 25% of a Portfolio’s total assets are invested in shares of an affiliated money market mutual fund or short-term bond fund.

Investments in Other Investment Companies.   Investments by the Portfolios in other investment companies will result in an additional layer of fees for Portfolio shareholders. The additional layer of fees is charged to the Portfolios in their capacity as a shareholder in the other investment company. Under the Investment Company Act of 1940, as amended, a Portfolio’s investment in other investment companies is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of the Portfolio’s total assets with respect to any one investment company; and (c) 10% of the Portfolio’s total assets in the aggregate.

EXCHANGE-TRADED FUNDS (ETFs):

ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. Consistent with their respective investment objectives and when otherwise permissible, the various portfolios could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. ETFs have management fees which increase their costs.

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SHORT SALES “AGAINST THE BOX”:

The AST William Blair International Growth Portfolio, the AST Small-Cap Growth Portfolio, the AST Goldman Sachs Concentrated Growth Portfolio, the AST Hotchkis & Wiley Large-Cap Value Portfolio, the AST PIMCO Total Return Bond Portfolio and the AST PIMCO Limited Maturity Bond Portfolio make short sales “against the box.” A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

INITIAL PUBLIC OFFERINGS:

Certain Portfolios may participate in the initial public offering (“IPO”) market, and a portion of a Portfolio’s returns may be attributable to Portfolio investments in IPOs. There is no guarantee that as a Portfolio’s assets grow it will be able to experience significant improvement in performance by investing in IPOs. A Portfolio’s purchase of shares issued as part of, or a short period after, companies’ IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

DISCLOSURE OF PORTFOLIO HOLDINGS:

A description of the Trust’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Trust’s Statement of Additional Information and on the Trust’s website at www.americanskandia.prudential.com. The Trust will provide a full list of each Portfolio’s portfolio holdings as of the end of the fiscal quarter on its website within 60 days after the end of its fiscal quarter. In addition, the Trust may release each Portfolio’s top ten holdings, sector and country breakdowns, and largest industries on a monthly basis. Such information will be posted to the Trust’s website no earlier than 15 days after the end of each month. These postings can be located at www.americanskandia.prudential.com

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AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

			Increase (Decrease) from Investment Operations			Less Distributions
		Net Asset	Net	Net
		Value	Investment	Realized &	Total from	From Net	From Net
	Period	Beginning	Income	Unrealized	Investment	Investment	Realized	Total
Portfolio	Ended	of Period	(Loss)	Gain (Loss)	Operations	Income	Gains	Distributions
AST William Blair	12/31/04	$10.44	$ 0.06	$ 1.62	$ 1.68	$ (0.11)	$ —	$ (0.11)
International Growth	12/31/03	7.46	0.06	3.04	2.98	—	—	—
	12/31/02	10.39	0.11	(2.71)	(2.60)	(0.33)	—	(0.33)
	12/31/01	18.72	0.12	(3.73)	(3.61)	(0.82)	(3.90)	(4.72)
	12/31/00	25.10	(0.04)	(6.03)	(6.07)	(0.13)	(0.18)	(0.31)
AST	12/31/04	$15.12	$ (0.14)	$ (0.91)	$ (1.05)	$ —	$ —	$ —
Small-Cap Growth	12/31/03	10.41	(0.09)	4.80	4.71	—	—	—
	12/31/02	15.87	(0.13)	(5.33)	(5.46)	—	—	—
	12/31/01	20.30	(0.07)	(1.27)	(1.34)	—	(3.09)	(3.09)
	12/31/00	42.61	(0.22)	(18.08)	(18.30)	—	(4.01)	(4.01)

(1)                 Annualized for periods less than one year.

(2)                 Commenced operations on January 3, 2000.

(3)                 Commenced operations on May 1, 2000.

(4)                 Commenced operations on October 23, 2000.

(5)                 Commenced operations on May 1, 2001.

(6)                 Commenced operations on May 1, 2002.

*                    Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan, as described in Note 3 to the Financial Statements.

**             These annual total returns do not consider the effect of sales load or insurance contract charges.

†                     Amount represents less than $.005 per share.

See Notes to Financial Statements.

	Supplemental Data			Ratios of Expenses to Average Net Assets(1)*
Net Asset				After Advisory	Before Advisory	Ratio of Net
Value		Net Assets at	Portfolio	Fee Waiver	Fee Waiver	Investment Income
End	Total	End of Period	Turnover	and Expense	and Expense	(Loss) to Average
of Period	Return**	(in 000's)	Rate	Reimbursement	Reimbursement	Net Assets(1)
$12.01	16.15%	$ 1,342,879	94%	1.15%	1.26%	0.31%
10.44	39.95%	641,549	88%	1.24%	1.34%	0.46%
7.46	(25.67%)	318,832	94%	1.32%	1.32%	0.41%
10.39	(23.55%)	587,377	74%	1.24%	1.24%	0.64%
18.72	(24.62%)	1,094,019	75%	1.18%	1.19%	(0.02%)
$14.07	(6.94%)	$ 226,131	237%	1.16%	1.16%	(0.87%)
15.12	45.24%	338,191	107%	1.20%	1.20%	(0.65%)
10.41	(34.41%)	254,026	123%	1.23%	1.23%	(0.74%)
15.87	(6.47%)	494,900	136%	1.16%	1.16%	(0.51%)
20.30	(48.16%)	592,038	85%	1.07%	1.07%	(0.54%)

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

			Increase (Decrease) from Investment Operations			Less Distributions
		Net Asset	Net	Net
		Value	Investment	Realized &	Total from	From Net	From Net
	Period	Beginning	Income	Unrealized	Investment	Investment	Realized	Total
Portfolio	Ended	of Period	(Loss)	Gain (Loss)	Operations	Income	Gains	Distributions
AST Neuberger Berman	12/31/04	$12.26	$ (0.09)	$ 2.06	$ 1.97	$ —	$ —	$ —
Mid-Cap Growth	12/31/03	9.39	(0.09)	2.96	2.87	—	—	—
	12/31/02	13.65	(0.13)	(4.13)	(4.26)	—	—	—
	12/31/01	21.63	(0.06)	(5.02)	(5.08)	—	(2.90)	(2.90)
	12/31/00	24.03	(0.04)	(1.74)	(1.78)	—	(0.62)	(0.62)

(1)                 Annualized for periods less than one year.

(2)                 Commenced operations on January 3, 2000.

(3)                 Commenced operations on May 1, 2000.

(4)                 Commenced operations on October 23, 2000.

(5)                 Commenced operations on May 1, 2001.

(6)                 Commenced operations on May 1, 2002.

*                    Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan, as described in Note 3 to the Financial Statements.

**             These annual total returns do not consider the effect of sales load or insurance contract charges.

†                     Amount represents less than $.005 per share.

See Notes to Financial Statements.

	Supplemental Data			Ratios of Expenses to Average Net Assets(1)*
Net Asset				After Advisory	Before Advisory	Ratio of Net
Value		Net Assets at	Portfolio	Fee Waiver	Fee Waiver	Investment Income
End	Total	End of Period	Turnover	and Expense	and Expense	(Loss) to Average
of Period	Return**	(in 000's)	Rate	Reimbursement	Reimbursement	Net Assets
$ 14.23	16.07%	$ 400,553	90%	1.15%	1.16%	(0.71%)
12.26	30.56%	360,010	150%	1.17%	1.17%	(0.83%)
9.39	(31.21%)	287,458	104%	1.16%	1.16%	(0.84%)
13.65	(25.79%)	518,580	117%	1.12	1.12%	(0.60%)
21.63	(8.07%)	719,405	121%	1.09%	1.09%	(0.55%)

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

			Increase (Decrease) from Investment Operations			Less Distributions
		Net Asset	Net	Net
		Value	Investment	Realized &	Total from	From Net	From Net
	Period	Beginning	Income	Unrealized	Investment	Investment	Realized	Total
Portfolio	Ended	of Period	(Loss)	Gain (Loss)	Operations	Income	Gains	Distributions
AST Goldman Sachs	12/31/04	$ 20.85	$ 0.10	$ 0.67	$ 0.77	$ —	$ —	$ —
Concentrated Growth	12/31/03	16.71	(0.05)	4.25	4.20	(0.06)	—	(0.06)
	12/31/02	23.97	0.06	(7.18)	(7.12)	(0.14)	—	(0.14)
	12/31/01	35.08	0.13	(11.24)	(11.11)	—	—	—
	12/31/00	55.21	(0.06)	(15.55)	(15.61)	(0.07)	(4.45)	(4.52)
AST Hotchkis & Wiley	12/31/04	$ 14.66	$ 0.18	$ 2.05	$ 2.23	$ (0.23)	$ —	$ (0.23)
Large-Cap Value	12/31/03	12.55	0.24	2.18	2.42	(0.31)	—	(0.31)
	12/31/02	15.59	0.30	(2.96)	(2.66)	(0.38)	—	(0.38)
	12/31/01	17.59	0.34	(1.82)	(1.48)	(0.36)	(0.16)	(0.52)
	12/31/00	18.65	0.38	0.32	0.70	(0.36)	(1.40)	(1.76)

(1)                 Annualized for periods less than one year.

(2)                 Commenced operations on January 3, 2000.

(3)                 Commenced operations on May 1, 2000.

(4)                 Commenced operations on October 23, 2000.

(5)                 Commenced operations on May 1, 2001.

(6)                 Commenced operations on May 1, 2002.

*                    Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan, as described in Note 3 to the Financial Statements.

**             These annual total returns do not consider the effect of sales load or insurance contract charges.

†                     Amount represents less than $.005 per share.

See Notes to Financial Statements.

	Supplemental Data			Ratios of Expenses to Average Net Assets(1)*
Net Asset				After Advisory	Before Advisory	Ratio of Net
Value		Net Assets at	Portfolio	Fee Waiver	Fee Waiver	Investment Income
End	Total	End of Period	Turnover	and Expense	and Expense	(Loss) to Average
of Period	Return**	(in 000's)	Rate	Reimbursement	Reimbursement	Net Assets
$ 21.62	3.69%	$ 968,778	18%	1.04%	1.11%	0.43%
20.85	25.25%	1,151,200	21%	1.06%	1.13%	(0.26%)
16.71	(29.84%)	1,147,612	109%	1.06%	1.09%	0.23%
23.97	(31.67%)	2,452,732	46%	1.04%	1.07%	0.45%
35.08	(30.97%)	4,262,410	34%	1.00%	1.04%	(0.13%)
$ 16.66	15.45%	$ 636,810	127%	0.90%	0.94%	1.05%
14.66	19.94%	640,112	100%	0.98%	0.98%	1.50%
12.55	(17.49%)	660,533	32%	0.95%	0.95%	1.80%
15.59	(8.59%)	1,029,069	26%	0.91%	0.92%	2.17%
17.59	4.74%	1,173,070	55%	0.94%	0.95%	2.25%

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

			Increase (Decrease) from Investment Operations			Less Distributions
		Net Asset	Net	Net
		Value	Investment	Realized &	Total from	From Net	From Net
	Period	Beginning	Income	Unrealized	Investment	Investment	Realized	Total
Portfolio	Ended	of Period	(Loss)	Gain (Loss)	Operations	Income	Gains	Distributions
AST AllianceBernstein	12/31/04	$17.71	$0.24	$1.70	$1.94	$(0.13)	$—	$(0.13)
Growth & Income	12/31/03	13.57	0.14	4.19	4.33	(0.19)	—	(0.19)
	12/31/02	18.70	0.18	(4.35)	(4.17)	(0.13)	(0.83)	(0.96)
	12/31/01	21.38	0.12	(0.15)	(0.03)	(0.19)	(2.46)	(2.65)
	12/31/00	23.50	0.19	0.57	0.76	(0.23)	(2.65)	(2.88)

(1)                 Annualized for periods less than one year.

(2)                 Commenced operations on January 3, 2000.

(3)                 Commenced operations on May 1, 2000.

(4)                 Commenced operations on October 23, 2000.

(5)                 Commenced operations on May 1, 2001.

(6)                 Commenced operations on May 1, 2002.

*                    Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan, as described in Note 3 to the Financial Statements.

**             These annual total returns do not consider the effect of sales load or insurance contract charges.

†                     Amount represents less than $.005 per share.

See Notes to Financial Statements.

	Supplemental Data			Ratios of Expenses to Average Net Assets(1)*
Net Asset				After Advisory	Before Advisory	Ratio of Net
Value		Net Assets at	Portfolio	Fee Waiver	Fee Waiver	Investment Income
End	Total	End of Period	Turnover	and Expense	and Expense	(Loss) to Average
of Period	Return**	(in 000's)	Rate	Reimbursement	Reimbursement	Net Assets
$19.52	11.01%	$2,152,206	50%	0.90%	0.93%	1.36%
17.71	32.43%	1,836,529	62%	0.97%	0.99%	1.01%
13.57	(23.28%)	1,169,698	79%	0.96%	0.98%	0.99%
18.70	(0.48%)	1,875,230	103%	0.94%	0.96%	0.74%
21.38	5.52%	1,595,755	144%	1.05%	1.06%	0.96%

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

			Increase (Decrease) from Investment Operations			Less Distributions
		Net Asset	Net	Net
		Value	Investment	Realized &	Total from	From Net	From Net
	Period	Beginning	Income	Unrealized	Investment	Investment	Realized	Total
Portfolio	Ended	of Period	(Loss)	Gain (Loss)	Operations	Income	Gains	Distributions
AST T. Rowe Price	12/31/04	$15.36	$0.29	$1.40	$1.69	$(0.24)	$—	$(0.24)
Asset Allocation	12/31/03	12.74	0.24	2.73	2.97	(0.35)	—	(0.35)
	12/31/02	15.05	0.34	(1.76)	(1.42)	(0.39)	(0.50)	(0.89)
	12/31/01	18.12	0.41	(1.21)	(0.80)	(0.52)	(1.75)	(2.27)
	12/31/00	18.86	0.52	(0.63)	(0.11)	(0.45)	(0.18)	(0.63)

(1)                 Annualized for periods less than one year.

(2)                 Commenced operations on January 3, 2000.

(3)                 Commenced operations on May 1, 2000.

(4)                 Commenced operations on October 23, 2000.

(5)                 Commenced operations on May 1, 2001.

(6)                 Commenced operations on May 1, 2002.

*                    Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan, as described in Note 3 to the Financial Statements.

**             These annual total returns do not consider the effect of sales load or insurance contract charges.

†                     Amount represents less than $.005 per share.

See Notes to Financial Statements.

	Supplemental Data			Ratios of Expenses to Average Net Assets(1)*
Net Asset				After Advisory	Before Advisory	Ratio of Net
Value		Net Assets at	Portfolio	Fee Waiver	Fee Waiver	Investment Income
End	Total	End of Period	Turnover	and Expense	and Expense	(Loss) to Average
of Period	Return**	(in 000's)	Rate	Reimbursement	Reimbursement	Net Assets
$16.81	11.17%	$430,743	83%	1.07%	1.12%	1.93%
15.36	24.02%	360,152	94%	1.12%	1.12%	1.84%
12.74	(9.89%)	269,119	107%	1.11%	1.11%	2.37%
15.05	(4.79%)	332,791	103%	1.10%	1.10%	2.46%
18.12	(0.48%)	395,375	43%	1.08%	1.08%	2.64%

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

			Increase (Decrease) from Investment Operations			Less Distributions
		Net Asset	Net	Net
		Value	Investment	Realized &	Total from	From Net	From Net
	Period	Beginning	Income	Unrealized	Investment	Investment	Realized	Total
Portfolio	Ended	of Period	(Loss)	Gain (Loss)	Operations	Income	Gains	Distributions
AST PIMCO Total	12/31/04	$11.99	$0.23	$0.36	$0.59	$(0.48)	$(0.09)	$(0.57)
Return Bond	12/31/03	12.24	0.35	0.27	0.62	(0.43)	(0.44)	(0.87)
	12/31/02	11.93	0.39	0.66	1.05	(0.52)	(0.22)	(0.74)
	12/31/01	11.60	0.56	0.42	0.98	(0.65)	—	(0.65)
	12/31/00	10.99	0.65	0.56	1.21	(0.60)	—	(0.60)
AST PIMCO Limited	12/31/04	$11.37	$0.17	$0.06	$0.23	$(0.35)	$(0.13)	$(0.48)
Maturity Bond	12/31/03	11.36	0.22	0.14	0.36	(0.22)	(0.13)	(0.35)
	12/31/02	11.30	0.24	0.43	0.67	(0.47)	(0.14)	(0.61)
	12/31/01	11.07	0.50	0.36	0.86	(0.63)	—	(0.63)
	12/31/00	10.84	0.68	0.17	0.85	(0.62)	—	(0.62)

(1)                 Annualized for periods less than one year.

(2)                 Commenced operations on January 3, 2000.

(3)                 Commenced operations on May 1, 2000.

(4)                 Commenced operations on October 23, 2000.

(5)                 Commenced operations on May 1, 2001.

(6)                 Commenced operations on May 1, 2002.

*                    Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan, as described in Note 3 to the Financial Statements.

**             These annual total returns do not consider the effect of sales load or insurance contract charges.

†                     Amount represents less than $.005 per share.

See Notes to Financial Statements.

	Supplemental Data			Ratios of Expenses to Average Net Assets(1)*
Net Asset				After Advisory	Before Advisory	Ratio of Net
Value		Net Assets at	Portfolio	Fee Waiver	Fee Waiver	Investment Income
End	Total	End of Period	Turnover	and Expense	and Expense	(Loss) to Average
of Period	Return**	(in 000's)	Rate	Reimbursement	Reimbursement	Net Assets
$12.01	4.96%	$2,318,223	253%	0.78%	0.81%	2.08%
11.99	5.32%	2,107,944	222%	0.78%	0.80%	2.85%
12.24	9.22%	2,255,048	229%	0.78%	0.80%	3.90%
11.93	8.87%	1,638,346	343%	0.79%	0.81%	5.02%
11.60	11.57%	1,258,218	365%	0.82%	0.82%	6.14%
$11.12	2.07%	$1,232,820	103%	0.79%	0.82%	1.65%
11.37	3.28%	1,005,924	208%	0.82%	0.82%	1.74%
11.36	6.21%	1,058,843	271%	0.83%	0.83%	2.87%
11.30	7.97%	611,197	445%	0.83%	0.83%	5.10%
11.07	8.43%	417,842	171%	0.87%	0.87%	6.14%

NOTES

NOTES

NOTES

Mailing Address
American Skandia Trust
One Corporate Drive
Shelton, CT 06484
Investment Managers
American Skandia Investment Services, Incorporated	Prudential Investments LLC
One Corporate Drive	Gateway Center Three, 100 Mulberry Street
Shelton, CT 06484	Newark, NJ 07102
Sub-Advisors
Alliance Capital Management L.P.
Eagle Asset Management
Goldman Sachs Asset Management, L.P.
Hotchkis and Wiley Capital Management, LLC
Neuberger Berman Management Inc.
Pacific Investment Management Company LLC
T. Rowe Price Associates, Inc.
William Blair & Company L.L.C.
Custodians
PFPC Trust Company	JP Morgan Chase Bank
400 Bellevue Parkway	4 MetroTech Center
Wilmington, DE 19809	Brooklyn, NY 11245
Administrator
Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809
Independent Registered Public Accounting Firm
KPMG LLP
757 Third Avenue
New York, NY 10017
Legal Counsel	Counsel to the Independent Trustees
Goodwin Procter LLP	Bell, Boyd & Lloyd LLC
901 New York Avenue, N.W.	70 West Madison Street
Washington, D.C. 20001	Chicago, IL 60602

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 752-6342 or by writing to the American Skandia Trust at One Corporate Drive, Shelton, Connecticut 06484.

Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number.

Delivery of Prospectus and other Documents to Households.   To lower costs and eliminate duplicate documents sent to your address, the Trust, in accordance with applicable laws and regulations, may begin mailing only one copy of the Trust’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and wish to revoke this consent or otherwise would prefer to continue to receive your own copy, you should call 1-800-SKANDIA or write to “American Skandia Trust, c/o American Skandia Life Assurance Corporation.” at P.O. Box 7038, Bridgeport, CT 06601-9642. The Trust will begin sending individual copies to you within thirty days of receipt of revocation.

The information in the Trust’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Trust is available on the EDGAR database on the Commission’s Internet site at http://www.sec.gov.

Investment Company Act File No. 811-5186

PROSPECTUS	MAY 1, 2005

AMERICAN SKANDIA TRUST

One Corporate Drive, Shelton, Connecticut 06484

American Skandia Trust (the “Trust”) is an investment company made up of  37 separate portfolios. This prospectus discusses the AST Money Market Portfolio.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Trust is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Trust received an order from the Securities and Exchange Commission permitting its Investment Managers, subject to approval by its Board of Trustees, to change sub-advisors of each Portfolio without shareholder approval. For more information, please see this Prospectus under “Management of the Trust.”

Caption
3	RISK/RETURN SUMMARY
4	PAST PERFORMANCE
4	FEES AND EXPENSES OF THE PORTFOLIOS:
5	INVESTMENT OBJECTIVES AND POLICIES:
6	AST MONEY MARKET PORTFOLIO:
6	PORTFOLIO TURNOVER:
7	NET ASSET VALUE:
7	PURCHASE AND REDEMPTION OF SHARES:
8	MANAGEMENT OF THE TRUST:
11	TAX MATTERS:
11	CERTAIN RISK FACTORS AND INVESTMENT METHODS:

2

RISK/RETURN SUMMARY

American Skandia Trust (the “Trust”) is comprised of thirty-seven investment portfolios (the “Portfolios”) one of which is discussed in this prospectus. The Portfolios are designed to provide a wide range of investment options. Each Portfolio has its own investment goal and style (and, as a result, its own level of risk). Some of the Portfolios offer potential for high returns with correspondingly higher risk, while others offer stable returns with relatively less risk. It is possible to lose money when investing even in the most conservative of the Portfolios. Investments in the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

It is not possible to provide an exact measure of the risk to which a Portfolio is subject, and a Portfolio’s risk will vary based on the securities that it holds at a given time. Nonetheless, based on each Portfolio’s investment style and the risks typically associated with that style, it is possible to assess in a general manner the risks to which a Portfolio will be subject. The following discussion highlights the investment strategies and risks of the AST Money Market Portfolio. Additional information about the AST Money Market Portfolio’s potential investments and its risks is included in this Prospectus under “Investment Objectives and Policies.”

Fixed Income Portfolio:

Portfolio:	Investment Goal:	Primary Investments:
Money Market	Maximize current income and maintain high levels of liquidity	The Portfolio invests in high-quality, short-term, U.S. dollar-denominated instruments.

Principal Investment Strategy:

The AST Money Market Portfolio will invest in high-quality, short-term, U.S. dollar denominated corporate, bank and government obligations. Under the regulatory requirements applicable to money market funds, the Portfolio must maintain a weighted average portfolio maturity of not more than 90 days and invest in securities that have effective maturities of not more than 397 days. In addition, the Portfolio will limit its investments to those securities that, in accordance with guidelines adopted by the Trustees of the Trust, present minimal credit risks. The Portfolio will not purchase any security (other than a United States Government security) unless:

(1)          if rated by only one nationally recognized statistical rating organization (such as Moody’s and Standard & Poor’s), such organization has rated it with the highest rating assigned to short-term debt securities;

(2)          if rated by more than one nationally recognized statistical rating organization, at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or

(3)          it is not rated, but is determined to be of comparable quality in accordance with the guidelines noted above.

Principal Risks:

•       The AST Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, but it is still possible to lose money by investing in the Portfolio. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Portfolio’s net asset value to fall below $1.00. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition, the income earned by the Portfolio will fluctuate based on market conditions, interest rates and other factors. In a low interest rate environment, the yield for the Portfolio after deduction of operating expenses may be negative, even though the yield before deducting such expenses is positive. A negative yield may also cause the Portfolio’s net asset value per share to fall below $1.00. The Investment Managers may decide to reimburse certain of these expenses to the Portfolio in order to maintain a positive yield, however they are under no obligation to do so and may cease doing so at any time without prior notice.

3

PAST PERFORMANCE

The bar chart shows the performance of the Portfolio for each full calendar year the Portfolio has been in operation. The table below the bar chart shows the Portfolio’s best and worst quarters during the periods included in the bar chart. This information provides some indication of the Portfolio’s risks by showing changes in performance from year to year. The performance figures do not reflect any charges associated with the variable insurance contracts through which Portfolio shares are purchased; the performance figures would be lower if they did. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how the Portfolio will perform in the future.

AST MONEY MARKET PORTFOLIO*

Best Quarter	Worst Quarter
Up 1.77%, 3rd quarter 2000	Up 0.13%, 4th quarter 2003

7-day yield (as of 12/31/04)	1.70%

*                    Prior to September 22, 2001 J.P. Morgan Investment Management, Inc. served as Sub-advisor to the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Unless otherwise indicated, the expenses shown below are for the year ending December 31, 2004.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	NONE*
Maximum Deferred Sales Charge (Load)	NONE*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE*
Redemption Fees	NONE*
Exchange Fee	NONE*

*       Because shares of the Portfolio may be purchased through variable insurance products, the prospectus of the relevant product should be carefully reviewed for information on the charges and expenses of those products. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

4

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

Portfolio:	Management Fees	Other Expenses(1),(2)	Total Annual Portfolio Operating Expenses
AST Money Market(3)	0.50	0.13	0.63

(1)          Until November 18, 2004, the Trust had a Distribution Plan under Rule 12b-1 to permit an affiliate of the Trust’s Investment Managers to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolio.  The Distribution Plan was terminated effective November 18, 2004. The total annual portfolio operating expenses do not reflect any brokerage commissions paid pursuant to the Distribution Plan prior to the Plan’s termination.

(2)          As noted above, shares of the Portfolio generally are purchased through variable insurance products. The Trust has entered into arrangements with the issuers of the variable insurance products offering the Portfolio under which the Trust compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included under “Other Expenses.” See this Prospectus under “Management of the Trust — Distribution Plans” for more information.

(3)          The Portfolio’s total actual annual operating expenses for the year ended December 31, 2004 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by American Skandia Investment Services, Inc. and Prudential Investments LLC at any time. After accounting for the waivers, reimbursements and offset arrangements, the Portfolio’s actual annual operating expenses were as follows: AST Money Market: 0.58%

EXPENSE EXAMPLES:

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in a Portfolio for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After:
Portfolio:	1 yr.	3 yrs.	5 yrs.	10 yrs.
AST Money Market	$64	$202	$351	$786

INVESTMENT OBJECTIVES AND POLICIES:

The investment objective, policies and limitations for the Portfolio are described below. The investment objectives and policies of the Portfolio are not fundamental policies and may be changed by the Trustees without shareholder approval.

There can be no assurance that the investment objective of the Portfolio will be achieved.   Risks relating to certain types of securities and instruments in which the Portfolio may invest are described in this Prospectus under “Certain Risk Factors and Investment Methods.”

5

AST MONEY MARKET PORTFOLIO:

Investment Objective:   The investment objective of the Portfolio is to seek high current income and maintain high levels of liquidity.

Principal Investment Policies and Risks:

As a money market fund, the Portfolio seeks to maintain a stable net asset value of $1.00 per share. In other words, the Portfolio attempts to operate so that shareholders do not lose any of the principal amount they invest in the Portfolio. Of course, there can be no assurance that the Portfolio will achieve its goal of a stable net asset value, and shares of the Portfolio are neither insured nor guaranteed by the U.S. government or any other entity. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Portfolio’s net asset value per share to fall below $1. In addition, the income earned by the Portfolio will fluctuate based on market conditions, interest rates and other factors. In a low interest rate environment, the yield for the Portfolio, after deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive. A negative yield may also cause the Portfolio’s net asset value per share to fall below $1.00. The Investment Manager may decide to reimburse certain of these expenses to the Portfolio in order to maintain a positive yield, however it is under no obligation to do so and may cease doing so at any time without prior notice.

Under the regulatory requirements applicable to money market funds, the Portfolio must maintain a weighted average portfolio maturity of not more than 90 days and invest in high quality U.S. dollar-denominated securities that have effective maturities of not more than 397 days. In addition, the Portfolio will limit its investments to those securities that, in accordance with guidelines adopted by the Trustees of the Trust, present minimal credit risks. The Portfolio will not purchase any security (other than a United States Government security) unless:

•       if rated by only one nationally recognized statistical rating organization (such as Moody’s and Standard & Poor’s), such organization has rated it with the highest rating assigned to short-term debt securities;

•       if rated by more than one nationally recognized statistical rating organization, at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or

•       it is not rated, but is determined to be of comparable quality in accordance with procedures noted above.

These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment, subject in certain circumstances to a finding by the Directors that disposing of the investment would not be in the Portfolio’s best interest.

Subject to the above requirements, the Portfolio will invest in one or more of the types of investments described below.

United States Government Obligations.   The Portfolio may invest in obligations of the U.S. Government and its agencies and instrumentalities either directly or through repurchase agreements. U.S. Government obligations include: (i) direct obligations issued by the United States Treasury such as Treasury bills, notes and bonds; and (ii) instruments issued or guaranteed by government-sponsored agencies acting under authority of Congress. Some U.S. Government Obligations are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the agency. There is no assurance that the U.S. Government will provide financial support to one of its agencies if it is not obligated to do so by law.

Bank Obligations.   The Portfolio may invest in high quality United States dollar-denominated negotiable certificates of deposit, time deposits and bankers’ acceptances of U.S. and foreign banks, savings and loan associations and savings banks meeting certain total asset minimums. The Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by commitments of their member countries, and there is no assurance these commitments will be undertaken or met.

Commercial Paper; Bonds.   The Portfolio may invest in high quality commercial paper and corporate bonds issued by United States issuers. The Portfolio may also invest in bonds and commercial paper of foreign issuers if the obligation is U.S. dollar-denominated and is not subject to foreign withholding tax.

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Asset-Backed Securities.   The Portfolio may invest in asset-backed securities backed by credit card receivables, automobile loans, manufactured housing loans and home equity loans in an aggregate amount of up to 10% of the Portfolio’s net assets, subject to the limitations of rule 2a-7 under in Investment Company Act of 1940.

Synthetic Instruments.   As may be permitted by current laws and regulations and if expressly permitted by the Trustees of the Trust, the Portfolio may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The Sub-advisor will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor such risks.

Foreign Securities.   Foreign investments must be denominated in U.S. dollars and may be made directly in securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.

For more information on certain of these investments, see this Prospectus under “Certain Risk Factors and Investment Methods.”

NET ASSET VALUE:

The net asset value per share (“NAV”) of the Portfolio is determined as of the time of the close of regular trading on the New York Stock Exchange (the “NYSE”) (which is normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. NAV is determined by dividing the value of a Portfolio’s total assets, less any liabilities, by the number of total shares of that Portfolio outstanding. The assets of the AST Money Market Portfolio are valued by the amortized cost method, which is intended to approximate market value.

PURCHASE AND REDEMPTION OF SHARES:

Purchases of shares of the Portfolio may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies (“Contractholders”), or by qualified plans. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies. Orders are effected on days on which the NYSE is open for trading. Orders received by the Participating Insurance Company before the regular trading on the NYSE (which is normally 4:00 P.M. Eastern Standard Time) are effected at the NAV determined as of the NYSE close on that same day. Orders received after the NYSE close are effected at the NAV calculated the next business day. Payment for redemptions will be made within seven days after the request is received. The Trust does not assess any transaction or other surrender fees, either when it sells or when it redeems its securities. However, surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies. Please refer to the prospectuses for the variable annuity contracts and variable insurance policies for further information on these fees.

As of the date of this Prospectus, American Skandia Life Assurance Corporation (“ASLAC”), Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (collectively, “Prudential Insurance”), and Kemper Investors Life Insurance Company are the only Participating Insurance Companies. Certain conflicts of interest may arise as a result of investment in the Trust by various insurance companies for the benefit of their Contractholders and by various qualified plans. These conflicts could arise because of differences in the tax treatment of the various investors, because of actions of the Participating Insurance Companies and/or the qualified plans, or other reasons. The Trust does not currently expect that any material conflicts of interest will arise. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. Should any conflict arise that would require a substantial amount of assets to be withdrawn from the Trust, orderly portfolio management could be disrupted.

The Trust is part of the group of investment companies advised by PI and/or ASISI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due

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to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors/Trustees of the PI funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because ASLAC, Prudential Insurance and other insurance companies maintain the individual contract owner accounts for investors in the Trust Portfolios. In particular, each insurance company submits to the Trust transfer agent aggregate orders combining the transactions of many investors, and therefore the Trust and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Trust to communicate in writing to each Participating Insurance Company that the Trust expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by ASLAC and Prudential Insurance on variable contract owners investing in the Portfolios, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. The Trust also employs fair value pricing procedures to deter frequent trading. Finally, the Trust and its transfer agent reserve the right to reject all or a portion of a purchase order from a Participating Insurance Company. If a purchase order is rejected, the purchase amount will be returned to the Participating Insurance Company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust and the Participating Insurance Companies to prevent such trading, there is no guarantee that the Fund or the Participating Insurance Companies will be able to identify these investors or curtail their trading practices. Therefore, some Trust investors may be able to engage in frequent trading, and, if they do, the other Trust investors would bear any harm caused by that frequent trading. The Trust does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

MANAGEMENT OF THE TRUST:

Investment Managers:   ASISI, One Corporate Drive, Shelton, Connecticut, has served as Investment Manager to the Trust since 1992, and serves as co-investment manager to a total of 60 investment company portfolios (including the Portfolios of the Trust). ASISI serves as co-manager of the Trust along with Prudential Investments LLC (“PI”) (each an “Investment Manager” and together the “Investment Managers”). PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, and also serves as investment manager to the investment companies that comprise the Prudential mutual funds. As co-manager, PI also provides supervision and oversight of ASISI’s investment management responsibilities with respect to the Trust.

The Trust’s Investment Management Agreements, on behalf of the Portfolio, with ASISI and PI, (the “Management Agreements”), provide that the Investment Managers will furnish the Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the Portfolio. The Investment Managers have engaged Sub-advisors to conduct the investment programs of the Portfolio, including the purchase, retention and sale of portfolio securities. The Investment Managers are responsible for monitoring the activities of the Sub-advisors and reporting on such activities to the Trustees. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

The Trust has obtained an exemption from the Securities and Exchange Commission that permits the Investment Managers, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for the Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the Sub-advisors by the Investment Managers and the Trustees.

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Sub-advisors:   Information about the Portfolio’s Sub-advisor is set forth below. The Trust’s Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts that each portfolio manager manages, and ownership of Trust securities by each portfolio manager.

Wells Capital Management, Inc. (“Wells or “Wells Capital”), 525 Market Street, San Francisco, CA 94105 serves as Sub-advisor for the AST Money Market Portfolio. Wells is a wholly-owned subsidiary of Wells Fargo & Co., which was founded in 1852 and, as of December 31, 2004, had approximately $130 billion in assets under management.

Wells uses a team management approach, and the members of that team responsible for management of the AST Money Market Portfolio are David D. Sylvester, Laurie R. White, Madeleine M. Gish, James P. Rutzen, and Julio C. Bonilla.

David D. Sylvester is Executive Vice President and Senior Portfolio Manager for Wells. Mr. Sylvester has over 30 years of investment experience, and currently manages Wells Capital Management’s money market management team. In this role, he specializes in managing short duration fixed income assets. Mr. Sylvester started his career as a fixed income manager at the National Bank of Detroit in Detroit, Michigan. In 1979, he joined Norwest Corporation, which later merged with Wells Fargo, as a fixed income portfolio manager and trader. He eventually became manager of the fixed income institutional group. Mr. Sylvester began to specialize in short-term investments in 1987. He attended the University of Detroit — Mercy. He is a member of the Advisory Board of the Money Fund Report, and is a frequent speaker at national conferences related to short duration asset management.

Laurie R. White is a Portfolio Manager and Managing Director for Wells Capital Management’s money market management team. As Managing Director for Well’s Capital Management’s money market management team, Ms. White is responsible for managing all money market funds. She has over 15 years of experience in managing a wide variety of assets in mutual funds, private accounts, and collective trust funds. Before joining Norwest Investment Management, which combined its investment advisory practice with Wells Capital Management in 1999, she was a portfolio manager for Richfield Bank & Trust, Co.,  in Richfield, Minnesota. Earlier, Ms. White was an investment analyst for trust investments at Bull HN Information Systems in Minneapolis, Minnesota, where she was responsible for managing pension assets. She is a member of the Association for Investment Management and Research and of the Treasury Management Association. She earned a bachelor’s degree from Carleton College in Northfield, Minnesota, and a master’s degree from the University of Minnesota, Twin Cities. Ms. White has managed the Portfolio since Wells became the Portfolio’s Sub-adviser in September 2001.

Madeline M. Gish is a Managing Director and a Portfolio Manager. Ms. Gish manages U.S. prime and offshore money market funds at Wells Capital Management. She has over 10 years of investment experience in short-duration taxable portfolios, including money market mutual funds, with emphasis on corporate, agency, and asset-backed sectors. She was formerly the head of the short duration portfolio management group, which manages a base of separate accounts. Her previous investment experience also includes research and trading of adjustable-rate mortgage securities. Prior to joining Wells, she was the portfolio coordinator for the mutual funds division of the firm’s parent company, Wells Fargo. Ms. Gish earned a bachelor’s degree in business administration from the University of Kansas, in Lawrence, Kansas. She has earned the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR) and the Security Analysts of San Francisco.

James P. Rutzen is a Principal and Portfolio Manager on the money market management team at Wells Capital Management. He manages four money market funds that invest in U.S. Treasuries and other U.S. Government securities. Prior to becoming a portfolio manager, Mr. Rutzen worked as a credit analyst in Wells Capital’s liquidity management group. Mr. Rutzen once worked for Norwest Investment Management, Inc., where he developed a compliance reporting system and a separate account compliance reporting system. Norwest Investment Management, Inc., later combined assets with Wells Capital Management. Prior to 1996, Mr. Rutzen held positions within the parent company’s investment accounting group. He earned a master’s degree in business administration from the Carlson School of Management, University of Minnesota, Twin Cities. He holds the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR).

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Julio C. Bonilla is a Principal and Portfolio Manager on the money market management team at Wells Capital Management. He has been a member of the money market management team at Wells Capital for three years, and he specializes in tax-exempt fixed income securities. He was named portfolio manager in 2002. Mr. Bonilla began his career with Wells Fargo, Wells Capital’s parent company, in 1997 as a brokerage sales assistant. He earned a master’s degree in business administration — finance from Pepperdine University in 1997. He also earned a bachelor’s degree in political science from the University of San Diego. Mr. Bonilla is currently a Level 2 candidate for the Chartered Financial Analyst designation.

Fees and Expenses:

Investment Management Fees.   ASISI receives a fee, payable each month, for the performance of its services. ASISI pays the Sub-advisor a portion of such fee for the performance of the Sub-advisory services at no additional cost to the Portfolio. The Portfolio’s fee is accrued daily for the purposes of determining the sale and redemption price of the Portfolio’s shares. The Portfolio does not pay any fee to PI.

The fees paid to ASISI for the fiscal year ended December 31, 2004, stated as a percentage of the Portfolio’s average daily net assets, were as follows:

Portfolio:	Annual Rate:
AST Money Market	0.50

For more information about investment management fees, including voluntary fee waivers and the fee rates applicable at various asset levels, and the fees payable by ASISI to each of the Sub-advisors, please see the Trust’s SAI under “Investment Advisory and Other Services.”

Other Expenses.   In addition to Investment Management fees, the Portfolio pays other expenses, including costs incurred in connection with the maintenance of its securities law registrations, printing and mailing prospectuses and statements of additional information to shareholders, certain office and financial accounting services, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholder meetings. The Trust may also pay Participating Insurance Companies for printing and delivery of certain documents (including prospectuses, semi-annual and annual reports and any proxy materials) to holders of variable annuity contracts and variable life insurance policies whose assets are invested in the Trust as well as for other services. Currently, the Portfolio pays each Participating Insurance Company 0.10% on assets attributable to that company.

Distribution Plan.   Until November 18, 2004, the Trust utilized a Distribution Plan (the “Distribution Plan”) under Rule 12b-1 under the Investment Company Act of 1940 that permitted American Skandia Marketing, Incorporated (“ASM”) and affiliates of ASISI and PI (the “Distributor”) to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolio, and to use those commissions to promote the sale of shares of the Portfolio. Under the Distribution Plan, transactions for the purchase and sale of securities for a Portfolio were directed to certain brokers for execution (“clearing brokers”) who agreed to pay part of the brokerage commissions received on these transactions to the Distributor for “introducing” transactions to the clearing broker. In turn, the Distributor used the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to dealers. The Portfolio did not pay any separate fees or charges under the Distribution Plan, and it was expected that the brokerage commissions paid by a Portfolio would not increase as the result of the Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

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TAX MATTERS:

The Portfolio intends to distribute substantially all its net investment income. Dividends from investment income are expected to be declared daily and distributed monthly, although the Trustees of the Trust may decide to declare dividends at other intervals. Similarly, any net realized long- and short-term capital gains of the Portfolio will be declared and distributed at least annually either during or after the close of the Portfolio’s fiscal year. Distributions will be made to the various separate accounts of the Participating Insurance Companies and to qualified plans (not to holders of variable insurance contracts or to plan participants) in the form of additional shares (not in cash). The result is that the investment performance of the Portfolio, either in the form of dividends or capital gains, will be reflected in the value of the variable contracts or the qualified plans.

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders, and plan participants should consult any applicable plan documents for information on the federal income tax consequences to such participants. In addition, variable contract owners and qualified plan participants may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

The following is a description of certain securities and investment methods that the Portfolio may invest in or use, and certain of the risks associated with such securities and investment methods. The primary investment focus of the Portfolio is described above under “Investment Objective and Policies” and an investor should refer to that section to obtain information about the Portfolio. In general, whether the Portfolio may invest in a specific type of security or use an investment method is described above or in the Trust’s SAI under “Investment Objectives and Policies.” As noted below, however, certain risk factors and investment methods apply to all or most of the Portfolios.

DERIVATIVE INSTRUMENTS:

To the extent permitted by the investment objectives and policies of the Portfolio, the Portfolio may invest in securities and other instruments that are commonly referred to as “derivatives.” For instance, the Portfolio may purchase and write (sell) call and put options on securities, securities indices and foreign currencies, enter into futures contracts and use options on futures contracts, and enter into swap agreements with respect to foreign currencies, interest rates, and securities indices. In general, derivative instruments are securities or other instruments whose value is derived from or related to the value of some other instrument or asset.

There are many types of derivatives and many different ways to use them. Some derivatives and derivative strategies involve very little risk, while others can be extremely risky and can lead to losses in excess of the amount invested in the derivative. The Portfolio may use derivatives to hedge against changes in interest rates, foreign currency exchange rates or securities prices, to generate income, as a low cost method of gaining exposure to a particular securities market without investing directly in those securities, or for other reasons.

The use of these strategies involves certain special risks, including the risk that the price movements of derivative instruments will not correspond exactly with those of the investments from which they are derived. In addition, strategies involving derivative instruments that are intended to reduce the risk of loss can also reduce the opportunity for gain. Furthermore, regulatory requirements for the Portfolio to set aside assets to meet its obligations with respect to derivatives may result in the Portfolio being unable to purchase or sell securities when it would otherwise be favorable to do so, or in the Portfolio needing to sell securities at a disadvantageous time. The Portfolio may also be unable to close out its derivatives positions when desired. There is no assurance that the Portfolio will engage in derivative transactions. Certain derivative instruments and some of their risks are described in more detail below.

Options.   The Portfolio may purchase or write (sell) call or put options on securities, financial indices or currencies. The purchaser of an option on a security or currency obtains the right to purchase (in the case of a call option) or sell (in the case of a put option) the security or currency at a specified price within a limited period of time. Upon exercise by the purchaser, the writer (seller) of the option has the obligation to buy or sell the underlying security at the exercise price. An option on a securities index is similar to an option on an individual security, except that the value of the option depends on the value of the securities comprising the index, and all settlements are made in cash.

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The Portfolio will pay a premium to the party writing the option when it purchases an option. In order for a call option purchased by the Portfolio to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and other transaction costs. Similarly, in order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and other transaction costs.

Generally, the Portfolio will write call options only if they are covered (i.e., the Portfolio owns the security subject to the option or has the right to acquire it without additional cost or, if additional cash consideration is required, cash or other assets determined to be liquid in such amount are segregated on the Portfolio’s records). By writing a call option, the Portfolio assumes the risk that it may be required to deliver a security for a price lower than its market value at the time the option is exercised. Effectively, the Portfolio that writes a covered call option gives up the opportunity for gain above the exercise price should the market price of the underlying security increase, but retains the risk of loss should the price of the underlying security decline. The Portfolio will write call options in order to obtain a return from the premiums received and will retain the premiums whether or not the options are exercised, which will help offset a decline in the market value of the underlying securities. The Portfolio that writes a put option likewise receives a premium, but assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

The Portfolio may sell an option that it has previously purchased prior to the purchase or sale of the underlying security. Any such sale would result in a gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the option. The Portfolio may terminate an option it has written by entering into a closing purchase transaction in which it purchases an option of the same series as the option written.

FOREIGN SECURITIES:

Investments in securities of foreign issuers may involve risks that are not present with domestic investments. While investments in foreign securities can reduce risk by providing further diversification, such investments involve “sovereign risks” in addition to the credit and market risks to which securities generally are subject. Sovereign risks includes local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. In some countries, there may also be the possibility of expropriation or confiscatory taxation, difficulty in enforcing contractual and other obligations, political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Further, it may be more difficult for the Trust’s agents to keep currently informed about corporate actions and decisions that may affect the price of portfolio securities. Brokerage commissions on foreign securities exchanges, which may be fixed, may be higher than in the United States. Settlement of transactions in some foreign markets may be less frequent or less reliable than in the United States, which could affect the liquidity of investments. For example, securities that are traded in foreign markets may trade on days (such as Saturday or Holidays) when a Portfolio does not compute its price or accept purchase or redemption orders. As a result, a shareholder may not be able to act on developments taking place in foreign countries as they occur.

American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and International Depositary Receipts (“IDRs”).   ADRs are U.S. dollar-denominated receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign issuer. ADRs generally are publicly traded in the United States. ADRs are subject to many of the same risks as direct investments in foreign securities, although ownership of ADRs may reduce or eliminate certain risks associated with holding assets in foreign countries, such as the risk of expropriation. EDRs, GDRs and IDRs are receipts similar to ADRs that typically trade in countries other than the United States.

Depositary receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded as depositary receipts. In unsponsored programs, the issuer may not be directly involved in the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

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FIXED INCOME SECURITIES:

The Portfolio, may invest to some degree in bonds, notes, debentures and other obligations of corporations and governments. Fixed-income securities are generally subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest and principal payments as they come due. The ratings given a security by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”), which are described in detail in the Appendix to the Trust’s SAI, provide a generally useful guide as to such credit risk. The lower the rating, the greater the credit risk the rating service perceives to exist with respect to the security. Increasing the amount of Portfolio assets invested in lower-rated securities generally will increase the Portfolio’s income, but also will increase the credit risk to which the Portfolio is subject. Market risk relates to the fact that the prices of fixed income securities generally will be affected by changes in the level of interest rates in the markets generally. An increase in interest rates will tend to reduce the prices of such securities, while a decline in interest rates will tend to increase their prices. In general, the longer the maturity or duration of a fixed income security, the more its value will fluctuate with changes in interest rates.

MORTGAGE-BACKED SECURITIES:

Mortgage-backed securities are securities representing interests in “pools” of mortgage loans on residential or commercial real property and that generally provide for monthly payments of both interest and principal, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loans (net of fees paid to the issuer or guarantor of the securities). Mortgage-backed securities are frequently issued by U.S. Government agencies or Government-sponsored enterprises, and payments of interest and principal on these securities (but not their market prices) may be guaranteed by the full faith and credit of the U.S. Government or by the agency only, or may be supported by the issuer’s ability to borrow from the U.S. Treasury. Mortgage-backed securities created by non-governmental issuers may be supported by various forms of insurance or guarantees.

Like other fixed-income securities, the value of a mortgage-backed security will generally decline when interest rates rise. However, when interest rates are declining, their value may not increase as much as other fixed-income securities, because early repayments of principal on the underlying mortgages (arising, for example, from sale of the underlying property, refinancing, or foreclosure) may serve to reduce the remaining life of the security. If a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments on some mortgage-backed securities may necessitate that a Portfolio find other investments, which, because of intervening market changes, will often offer a lower rate of return. In addition, the mortgage securities market may be particularly affected by changes in governmental regulation or tax policies.

Collateralized Mortgage Obligations (CMOs).   CMOs are a type of mortgage pass-through security that are typically issued in multiple series with each series having a different maturity. Principal and interest payments from the underlying collateral are first used to pay the principal on the series with the shortest maturity; in turn, the remaining series are paid in order of their maturities. Therefore, depending on the type of CMOs in which the Portfolio invests, the investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

Stripped Mortgage-Backed Securities.   Stripped mortgage-backed securities are mortgage pass-through securities that have been divided into interest and principal components. “IOs” (interest only securities) receive the interest payments on the underlying mortgages while “POs” (principal only securities) receive the principal payments. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in an IO class of a stripped mortgage-backed security may fail to recoup fully its initial investment, even if the IO class is highly rated or is derived from a security guaranteed by the U.S. Government. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security. Unlike other fixed-income and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

Asset-backed securities conceptually are similar to mortgage pass-through securities, but they are secured by and payable from payments on assets such as credit card, automobile or trade loans, rather than mortgages. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support or enhancement

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provided. In addition, asset-backed securities involve prepayment risks that are similar in nature to those of mortgage pass-through securities.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

The Portfolio may purchase securities on a when-issued, delayed-delivery or forward commitment basis. These transactions generally involve the purchase of a security with payment and delivery due at some time in the future. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. If the seller fails to complete the sale, the Portfolio may lose the opportunity to obtain a favorable price and yield. While the Portfolio will generally engage in such when-issued, delayed-delivery and forward commitment transactions with the intent of actually acquiring the securities, the Portfolio may sometimes sell such a security prior to the settlement date. The Portfolio will not enter into these commitments if they would exceed 15% of the value of the Portfolio’s total assets less its liabilities other than liabilities created by these commitments.

The Portfolio may also sell securities on a delayed-delivery or forward commitment basis. If the Portfolio does so, it will not participate in future gains or losses on the security. If the other party to such a transaction fails to pay for the securities, the Portfolio could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

Subject to guidelines adopted by the Trustees of the Trust, the Portfolio may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, the Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, and well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Sub-advisor under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

The Portfolio may enter into repurchase agreements. Repurchase agreements are agreements by which the Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements must be fully collateralized and can be entered into only with well-established banks and broker-dealers that have been deemed creditworthy by the Sub-advisor. Repurchase transactions are intended to be short-term transactions, usually with the seller repurchasing the securities within seven days. Repurchase agreements that mature in more than seven days are subject to the Portfolio’s limit on illiquid securities.

If the Portfolio enters into a repurchase agreement, it may lose money in the event that the other party defaults on its obligation and the Portfolio is delayed or prevented from disposing of the collateral. The Portfolio also might incur a loss if the value of the collateral declines, and it might incur costs in selling the collateral or asserting its legal rights under the agreement. If a defaulting seller filed for bankruptcy or became insolvent, disposition of collateral might be delayed pending court action.

REVERSE REPURCHASE AGREEMENTS:

The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a portfolio instrument and agrees to repurchase it at an agreed upon date and price, which reflects an effective interest rate. It may also be viewed as a borrowing of money by the Portfolio and, like borrowing money, may increase fluctuations in the Portfolio’s share price. When entering into a reverse repurchase agreement, the Portfolio must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

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BORROWING:

The Portfolio may borrow money from banks or broker/dealers. The Portfolio’s borrowings are limited so that immediately after such borrowing the value of the Portfolio’s assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should the Portfolio, for any reason, have borrowings that do not meet the above test, the Portfolio must reduce such borrowings so as to meet the necessary test within three business days. The Portfolio will not purchase securities when outstanding borrowings are greater than 5% of its total assets. If the Portfolio borrows money, its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

The Portfolio may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or others (collectively, a “Borrower”) for the purpose of realizing additional income. Voting rights on loaned securities typically pass to the borrower, although the Portfolio has the right to terminate a securities loan, usually within three business days, in order to vote on significant matters or for other reasons. All securities loans will be collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies at least equal in value to the market value of the loaned securities. Any cash collateral received by the Portfolio in connection with such loans normally will be invested in short-term instruments, which may not be immediately liquid under certain circumstances. Any losses resulting from the investment of cash collateral would be borne by the lending Portfolio. The Portfolio could also suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of a Borrower’s default. These events could trigger adverse tax consequences to the Portfolio. Lending securities involves certain other risks, including the risk that the Portfolio will be delayed or prevented from recovering the collateral if the borrower fails to timely return a loaned security and the risk that an increase in interest rates may result in unprofitable securities loans made to Borrowers.

OTHER INVESTMENT COMPANIES:

Investments of Uninvested Cash.   The Trust has made arrangements with certain unaffiliated money market mutual funds so that the Sub-advisors for the Portfolio can “sweep” excess cash balances of the Portfolio to those funds for temporary investment purposes. Under the Investment Company Act of 1940, as amended, the Portfolio’s investment in such unaffiliated money market mutual funds is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of the Portfolio’s total assets with respect to any one investment company; and (c) 10% of the Portfolio’s total assets in the aggregate. Certain Sub-advisors may invest Portfolio assets in money market funds that they advise or in other investment companies after obtaining appropriate exemptive relief from certain provisions of the Act. Pursuant to an exemptive order issued by the Commission, the Sub-advisor can also “sweep” excess cash balances of the Portfolio to one or more affiliated money market mutual funds or short-term bond funds for temporary investment purposes, so long as no more than 25% of the Portfolio’s total assets are invested in shares of an affiliated money market mutual fund or short-term bond fund.

Investments in Other Investment Companies.   Investments by the Portfolio in other investment companies will result in an additional layer of fees for Portfolio shareholders. The additional layer of fees is charged to the Portfolio in their capacity as a shareholder in the other investment company. Under the Investment Company Act of 1940, as amended, a Portfolio’s investment in other investment companies is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of the Portfolio’s total assets with respect to any one investment company; and (c) 10% of the Portfolio’s total assets in the aggregate.

EXCHANGE-TRADED FUNDS (ETFs):

ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. Consistent with their respective investment objectives and when otherwise permissible, the various portfolios could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. ETFs have management fees which increase their costs.

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DISCLOSURE OF PORTFOLIO HOLDINGS:

A description of the Trust’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is described in the Trust’s Statement of Additional Information and on the Trust’s website at www.americanskandia.prudential.com. The Trust will provide a full list of the Portfolio’s portfolio holdings as of the end of the fiscal quarter on its website within 60 days after the end of its fiscal quarter. In addition, the Trust may release the Portfolio’s top ten holdings, sector and country breakdowns, and largest industries on a monthly basis. Such information will be posted to the Trust’s website no earlier than 15 days after the end of each month. These postings can be located at www.americanskandia.prudential.com

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17

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

			Increase (Decrease) from Investment Operations			Less Distributions
		Net Asset	Net	Net
		Value	Investment	Realized &	Total from	From Net	From Net
	Period	Beginning	Income	Unrealized	Investment	Investment	Realized		Total
Portfolio	Ended	of Period	(Loss)	Gain (Loss)	Operations	Income	Gains		Distributions
AST Money Market	12/31/04	$1.00	$0.01	$—	$0.01	$(0.01)	$—		$(0.01)
	12/31/03	1.00	— †	—	— †	— †	—	†	— †
	12/31/02	1.00	0.01	—	0.01	(0.01)	—	†	(0.01)
	12/31/01	1.00	0.04	—	0.04	(0.04)	—	†	(0.04)
	12/31/00	1.00	0.06	—	0.06	(0.06)	—	†	(0.06)

(1)                 Annualized for periods less than one year.

(2)                 Commenced operations on January 3, 2000.

(3)                 Commenced operations on May 1, 2000.

(4)                 Commenced operations on October 23, 2000.

(5)                 Commenced operations on May 1, 2001.

(6)                 Commenced operations on May 1, 2002.

*                    Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan, as described in Note 3 to the Financial Statements.

**             These annual total returns do not consider the effect of sales load or insurance contract charges.

†                     Amount represents less than $.005 per share.

See Notes to Financial Statements.

F-1

	Supplemental Data			Ratios of Expenses to Average Net Assets(1)*
Net Asset				After Advisory	Before Advisory	Ratio of Net
Value		Net Assets at	Portfolio	Fee Waiver	Fee Waiver	Investment Income
End	Total	End of Period	Turnover	and Expense	and Expense	(Loss) to Average
of Period	Return**	(in 000's)	Rate	Reimbursement	Reimbursement	Net Assets
$1.00	0.84%	$1,359,188	N/A	0.58%	0.63%	0.81%
1.00	0.63%	1,762,117	N/A	0.59%	0.64%	0.63%
1.00	1.29%	2,744,716	N/A	0.58%	0.63%	1.27%
1.00	3.77%	2,652,093	N/A	0.59%	0.64%	3.60%
1.00	6.07%	2,244,193	N/A	0.60%	0.65%	5.93%

F-2

NOTES

NOTES

NOTES

Mailing Address
American Skandia Trust
One Corporate Drive
Shelton, CT 06484
Investment Managers
American Skandia Investment Services, Incorporated	Prudential Investments LLC
One Corporate Drive	Gateway Center Three, 100 Mulberry Street
Shelton, CT 06484	Newark, NJ 07102
Sub-Advisors
Wells Capital Management, Inc.
Custodians
PFPC Trust Company	JP Morgan Chase Bank
400 Bellevue Parkway	4 MetroTech Center
Wilmington, DE 19809	Brooklyn, NY 11245
Administrator
Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809
Independent Registered Public Accounting Firm
KPMG LLP
757 Third Avenue
New York, NY 10017
Legal Counsel	Counsel to the Independent Trustees
Goodwin Procter LLP	Bell, Boyd & Lloyd LLC
901 New York Avenue, N.W.	70 West Madison Street
Washington, D.C. 20001	Chicago, IL 60602

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 752-6342 or by writing to the American Skandia Trust at One Corporate Drive, Shelton, Connecticut 06484.

Additional information about the Portfolio is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolio’s investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number.

Delivery of Prospectus and other Documents to Households.   To lower costs and eliminate duplicate documents sent to your address, the Trust, in accordance with applicable laws and regulations, may begin mailing only one copy of the Trust’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and wish to revoke this consent or otherwise would prefer to continue to receive your own copy, you should call 1-800-SKANDIA or write to “American Skandia Trust, c/o American Skandia Life Assurance Corporation.” at P.O. Box 7038, Bridgeport, CT 06601-9642. The Trust will begin sending individual copies to you within thirty days of receipt of revocation.

The information in the Trust’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Trust is available on the EDGAR database on the Commission’s Internet site at http://www.sec.gov.

Investment Company Act File No. 811-5186